UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03942

LORD ABBETT MUNICIPAL INCOME FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 9/30

Date of reporting period: 9/30/2021

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett Municipal Income Fund

Short Duration Tax Free Fund

Intermediate Tax Free Fund

National Tax Free Fund

High Income Municipal Bond Fund*

Short Duration High Income Municipal Bond Fund**

California Tax Free Fund

New Jersey Tax Free Fund

New York Tax Free Fund

*	formerly High Yield Municipal Bond Fund
**	formerly Short Duration High Yield Municipal Bond Fund

For the fiscal year ended September 30, 2021

Table of Contents

1	A Letter to Shareholders

11	Investment Comparisons

19	Information About Your Fund’s Expenses and Holdings Presented by Credit Rating

Schedules of Investments:

28	Short Duration Tax Free Fund

44	Intermediate Tax Free Fund

82	National Tax Free Fund

111	High Income Municipal Bond Fund

136	Short Duration High Income Municipal Bond Fund

156	California Tax Free Fund

168	New Jersey Tax Free Fund

176	New York Tax Free Fund

188	Statements of Assets and Liabilities

192	Statements of Operations

194	Statements of Changes in Net Assets

200	Financial Highlights

216	Notes to Financial Statements

235	Report of Independent Registered Public Accounting Firm

236	Supplemental Information to Shareholders

Lord Abbett Municipal Income Fund
Annual Report

For the fiscal year ended September 30, 2021

From left to right: James L.L. Tullis, Chairman of the Lord Abbett Funds and Douglas B. Sieg Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with an overview of performance for the Lord Abbett Municipal Income Fund for the fiscal year ended September 30, 2021. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on each Fund’s performance and other portfolio related information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

Municipal Bond Market Review

The U.S. economy has shown strong growth over the last twelve months due to the economic reopening, unprecedented fiscal spending, and the rollout of the Coronavirus vaccine. In the three-month period ending December 31, 2020, real gross domestic product (“GDP”) rose at an annual rate of 4.1%, it increased by 6.4% in the first quarter of 2021, and grew by 6.6% during the second quarter, according to the Bureau of Economic Analysis. At the time of publication, early estimates for third quarter GDP growth came in at 5.7%. However, as a result of supply chain constraints, potentially slowing fiscal spending, and the resurgence of the Coronavirus through the Delta variant, GDP forecasts have experienced downward revisions in recent months. Over the past year, the economy has made significant progress towards the Federal Reserve Board’s (the “Fed”) dual mandate of maximum employment and longer run inflation at 2%. September’s unemployment rate fell to 4.8%, the lowest reading since the start of the pandemic, versus the 6.9% reading in October of 2020, according to the Bureau of Labor Statistics. Similarly, inflation measures have been steady and running well above the Fed’s goal of 2% since March of 2021. Accordingly, the Federal Reserve has indicated that it will begin to start tapering the monthly bond purchase program, which has been in effect since the onset of the pandemic, by the close of 2021.

The municipal market, as represented by the Bloomberg Municipal Bond Index1, returned 2.63% over the last twelve months. Throughout the year, revenue bonds outperformed General Obligation bonds with the Transportation, Hospital and Leasing sectors leading. In terms of rates, the short to intermediate section of the municipal yield curve steepened, while the longer end of the yield curve remained largely unchanged. As a result, longer-dated bonds outperformed bonds at the shorter end of the curve given their incremental carry. Regarding credit quality, the lower tiers of the investment grade range significantly outperformed higher quality tiers. The high yield segment of the municipal bond market, as represented by the Bloomberg High Yield Municipal Index2, returned 11.33% throughout the year, continuing its impressive rebound from the market sell-off 18 months prior.

Municipal bond issuance for the calendar year-to-date period ended September 30, 2021 totaled $348 billion, according to Barclays, a slight increase compared with the prior calendar year-to-date period, ended September 30, 2020. In the 12-month period ending September 30, 2021, municipal bond funds experienced $96.3 billion in net flows, according to the Investment Company Institute, compared to $42.7 billion in net flows in the 12-month period a year prior.

In the first three months of the fiscal year, the municipal market performed favorably returning 1.82%, as positive coronavirus vaccine developments along with the culmination of the U.S. presidential election boosted investor sentiment. The bullish narrative continued into the second quarter of the Funds’ fiscal year, as the economy continued to reopen, daily vaccination rates grew steadily, further fiscal stimulus was announced by the Biden Administration, and Fed’s policies remained accommodative. However, the burst of economic activity, unprecedented federal spending, and dovish central bank policies brought inflation concerns to the forefront of the investment community. Due to supply chain constraints that carried over from a year prior, a tightening labor market and surging commodity prices, inflation expectations rose to levels not seen in years. Consequently, intermediate and longer-

term municipal yields rose significantly, creating performance headwinds and resulting in a -0.35% market return from January through March.

In April, anxieties of price increases were somewhat quelled by the Fed’s communications that inflation would be transitory and resulting mainly from rising prices in sectors of the economy most sensitive to reopening, such as tourism, travel, and auto manufacturers. The credit quality of the municipal market continued to strengthen throughout first half of 2021, buoyed by further reopening and unprecedented federal spending. Around $1 trillion in government aid was earmarked for state and local governments throughout the pandemic, equating to approximately one quarter of the total amount outstanding in municipal debt. By the close of June, municipal yields fell from their intra-year highs and the curve flattened, resulting in a 1.42% market return for the quarter.

Throughout July and into August, the market narrative was focused on the central bank liquidity tailwind, continued vaccine progress, momentum surrounding the reopening of the economy and record net flows into the municipal market. Of note, at the start of July, the ratio of AAA-rated Municipal to Treasury yields was modestly above historic lows. However, by mid-August, daily Coronavirus case numbers reached levels not seen since the last upsurge at the beginning of 2021. By the start of September, the case curve began to flatten and disruption due to the Delta-fueled wave was limited. Throughout the final month of the period, market volatility ramped up due to inflation concerns and fears that shocks within the Chinese Real Estate market would have a contagion effect on the global economy. Net inflows into municipal bond funds decreased meaningfully, and municipals began to cheapen relative to treasuries. The final week of the fiscal year saw yields rise significantly on intermediate and long-term key rates, resulting in a steepening of the yield curve and a -0.27% market return from July through September.

In terms of fiscal developments, the House was debating the Infrastructure Investment and Jobs Act, which was passed in the Senate in August. The bill includes funding for roads and bridges, ports, airports, electrical infrastructure, water systems, and rail networks, among other initiatives. The investment community was disappointed by the omission of advanced refunding in the Senate’s version of the legislation, as the reinstatement of tax-exempt refunding would save municipal issuers on interest expense and spur billions in issuance for years to come. There have been talks of this measure being included in the House’s final version of the Bill, but the situation was still uncertain at the close of September.

Also hanging in the balance in the House of Representatives were talks of potential tax increases. The House Ways and Means Committee has drafted legislation that, among other measures, would increase the rate on the top individual tax bracket from 37% to 39.6% for individuals earning more than $400,000 and households earning more than $450,000. Since tax free municipal bonds generate interest that is exempt from federal income tax, the upward adjustment to the top individual tax bracket rate could potentially allow high earners an even better tax-equivalent yield. We believe this may potentially lead to a higher demand for tax-exempt municipal bonds should the drafted legislation be written into law.

Short Duration Tax Free Fund

The Short Duration Tax Free Fund returned 1.20%, reflecting performance at the net asset value (NAV) of class A Shares with all distributions reinvested, for the 12-month period ending September 30, 2021. The Fund’s benchmark, the Bloomberg Municipal Bond Short 1-5 Year Index3, returned 0.75% during the same period. The primary driver of relative performance over the last year was the Fund’s credit quality allocation. The Fund’s overweight to bonds rated ‘BBB’ and below was the main contributor to relative performance as lower rated bonds outperformed higher rated bonds.

Security selection within the Transportation and Hospital sectors also contributed to relative performance. With respect to Hospitals, the sector has performed relatively well throughout the pandemic as Federal stimulus has been significant, volumes have recovered throughout the year, and balance sheets have improved due to strong investment returns, lower capital spending, and positive operating cash flow. In terms of sector allocation, the Fund’s underweight allocation to the General Obligation State sector resulted in relative underperformance. The Fund’s underweight to the Pre-refunded sector, which is composed of higher quality credits, benefitted performance and offset some of the aforementioned detraction, as lower rated bonds outperformed higher rated bonds.

The sudden and notable rise in yields in the months of February and September had a negative impact on relative performance. However, some of this negative impact due to yield curve positioning was offset by the Fund’s greater carry relative to the benchmark. Of note, the Fund’s exposure to Variable Rate Demand Notes detracted from relative performance as well.

Intermediate Tax Free Fund

The Intermediate Tax Free Fund returned 4.19%, reflecting performance at the net asset value (NAV) of class A Shares with all distributions reinvested, for the 12-month period ending

September 30, 2021. The Fund’s benchmark, the Bloomberg 1-15 Year Municipal Bond Index4, returned 1.82% during the same period. The primary driver of relative performance over the last year was the Fund’s credit quality allocation. The Fund’s overweight to bonds rated ‘BBB’ and below was the main contributor to relative performance, as lower rated bonds outperformed higher rated bonds.

Security selection within the Transportation and General Obligation sectors was also a contributor to relative returns. Within the Transportation sector, Toll Roads have benefitted from increased volume throughout 2021, as individuals have preferred travel by car as opposed to mass transit options. Furthermore, the uptick in ecommerce throughout the country has driven growth in commercial traffic, favoring turnpikes and long-distance toll routes. In terms of sector allocation, the Fund’s overweight to the Hospital sector led to a negative impact on relative performance. However, this was mostly negated by tailwinds resulting from the Fund’s underweight to the high quality Pre-refunded sector, as lower rated bonds outperformed higher rated bonds.

The sudden and notable rise in yields in the months of February and September had a negative impact on relative performance. More specifically, the Fund’s exposure to intermediate maturity bonds detracted as this part of the yield curve steepened over the period. However, some of this negative impact due to yield curve positioning was offset by the Fund’s greater carry relative to the benchmark.

National Tax Free Fund

The National Tax Free Fund returned 5.77%, reflecting performance at the net asset value (NAV) of class A Shares with all distributions reinvested, for the 12-month period ending September 30, 2021. The Fund’s benchmark, the Bloomberg Municipal Bond Index1, returned 2.63% during the same period. The primary driver of relative performance over the last year was the Fund’s credit quality allocation. The Fund’s overweight to bonds rated ‘BBB’ and below was the main contributor to relative performance, as lower rated bonds outperformed higher rated bonds.

Security selection within the Transportation, Leasing, and Industrial Development sectors contributed to relative performance as well. Regarding the Industrial Development sector, strong government support, increased demand for commodities, and the economic recovery throughout the year has benefitted certain Industrial Development issuers. With respect to sector allocation, the Fund’s overweight allocation to the Hospital and Tobacco sectors detracted from relative performance.

The sudden and notable rise in yields in the months of February and September had a negative impact on relative performance. More specifically, the Fund’s exposure to intermediate maturity bonds detracted as this part of the yield curve steepened over the period. However, much of the detraction due to yield curve positioning was offset by the Fund’s greater carry relative to the benchmark.

High Income Municipal Bond Fund

The High Income Municipal Bond Fund returned 9.81%, reflecting performance at the net asset value (NAV) of Class A Shares with all distributions reinvested, for the 12-month period ending September 30, 2021. The Fund’s benchmark, the Bloomberg High Yield Municipal Bond Index2, returned 11.33% during the same period. The Fund has a higher quality positioning relative to the benchmark to provide diversification and enhance liquidity. Therefore, as below investment grade credit quality tiers outperformed credit quality tiers within the investment grade range, the Fund’s overweight to investment grade bonds relative to the benchmark detracted from relative performance.

The sudden and notable rise in yields in the months of February and September also had a negative impact on relative performance. More specifically, the Fund’s exposure to intermediate maturity bonds detracted as this part of the yield curve steepened over the period. Of note, much of this detraction from yield curve positioning was mitigated by the Fund’s greater carry relative to the benchmark.

Over the last 12 months, security selection within the Special Tax, Water/Sewer, and IDR sectors were the most notable contributors to relative returns. However, bond selection within the Hospital and Tobacco sectors detracted from relative performance, offsetting some of the aforementioned contributions. In terms of sector allocation, the Fund’s exposure to the Leasing and General Obligation sectors led to a positive impact on performance; however, most of this positive impact was offset due to the Fund’s exposure to the Transportation, Hospital and Power sectors.

Short Duration High Income Municipal Bond Fund

The Short Duration High Income Municipal Bond Fund returned 6.74%, reflecting performance at the net asset value (NAV) of class A Shares with all distributions reinvested, for the 12-month period ending September 30, 2021. The Fund’s benchmark, a 50%/50% blend of the Bloomberg Municipal 1-8 Year Index and the Bloomberg High Yield Municipal 1-8 Year Index5, returned 4.40% during the same period. In terms of quality allocation, the Fund’s underweight to higher quality tiers of ‘AAA’ and ‘AA’ rated bonds was the main contributor to performance, as lower rated bonds outperformed higher rated bonds. Similarly, the Fund’s overweight allocation to bonds rated ‘BBB’ and below contributed to excess returns as well.

Security selection, mainly within the Industrial Development, Special Tax, Transportation and General Obligation sectors, also led to positive impacts on relative performance. The strong economic reopening and recovery along with the unprecedented aid distributed by the Federal government supported certain Industrial Development issuers throughout the year. While security selection was a contributor in most sectors, security selection within the Hospital sector was a detractor from relative performance.

The sudden and notable rise in yields in the months of February and September had a negative impact on relative performance. However, some of this detraction from yield curve positioning was mitigated by the Fund’s greater carry relative to the benchmark. Additionally, the Fund’s underweight exposure to the Transportation sector detracted from relative performance. However, this was offset by the Fund’s underweight allocations to the General Obligation, Pre-refunded and Special Tax sectors. The benefit to performance from the Fund’s underweight allocation to the Pre-refunded sector was driven by lower quality bonds outperforming higher quality bonds.

California Tax Free Fund

The California Tax Free Fund returned 4.16%, reflecting performance at the net asset value (NAV) of class A Shares with all distributions reinvested, for the 12-month period ending September 30, 2021. The Fund’s benchmark, the Bloomberg Municipal Bond Index1, returned 2.63% during the same period. The primary driver of relative performance over the last year was the Fund’s credit quality allocation. As lower rated bonds outperformed higher rated bonds, the Fund’s overweight to bonds rated ‘BBB’ and below was the main contributor to relative performance.

Positive security selection within the General Obligation, Hospital, Power, and Education sectors also resulted in tailwinds to relative performance. The Education sector has remained relatively stable throughout the pandemic as a result of robust fiscal and state support, prudent expense control, and strong balance sheets prior to the emergence of the Coronavirus. Additionally, within the Education sector, endowment investment returns have been strong and international student enrollment in colleges and universities has increased, resulting in further support to fundamentals. In terms of sector allocation, the Fund’s overweight allocation to, as well as security selection within, the Transportation sector resulted in underperformance. Additionally, the Fund’s underweight allocation to the

Leasing sector led to a negative impact on relative performance as well.

The sudden and notable rise in yields in the months of February and September had a negative impact on relative performance. More specifically, the Fund’s exposure to intermediate maturity bonds detracted as this part of the yield curve steepened over the period. However, due to the Fund’s greater carry relative to the benchmark, most of the detraction stemming from curve positioning was negated.

New Jersey Tax Free Fund

The New Jersey Tax Free Fund returned 5.58%, reflecting performance at the net asset value (NAV) of class A Shares with all distributions reinvested, for the 12-month period ending September 30, 2021. The Fund’s benchmark, the Bloomberg Municipal Bond Index1, returned 2.63% during the same period. The primary driver of relative performance over the last year was the Fund’s credit quality allocation. As lower rated bonds outperformed higher rated bonds, the Fund’s overweight to bonds rated ‘BBB’ and below was the main contributor to relative performance.

An overweight allocation to, as well as security selection within, the Leasing and Transportation sectors also led to a positive impact on relative performance. Additionally, security selection within the General Obligation and Education sectors as well as an underweight allocation to the Pre-refunded sector resulted in performance tailwinds. Of note, the Fund’s overweight exposure to the IDR and Tobacco sectors resulted in modest detraction throughout the period, offsetting some of the sector-related tailwinds.

The sudden and notable rise in yields in the months of February and September had a negative impact on relative performance. More specifically, the Fund’s exposure to intermediate maturity bonds detracted as this part of the yield curve steepened over the period. However, due to the Fund’s greater carry relative to the benchmark, all of the detraction stemming from curve positioning was negated.

New York Tax Free Fund

The New York Tax Free Fund returned 5.90%, reflecting performance at the net asset value (NAV) of class A Shares with all distributions reinvested, for the 12-month period ending September 30, 2021. The Fund’s benchmark, the Bloomberg Municipal Bond Index1, returned 2.63% during the same period. The primary driver of relative performance over the last year was the Fund’s credit quality allocation. As lower rated bonds outperformed higher rated bonds, the Fund’s overweight to bonds rated ‘BBB’ and below was the main contributor to relative performance.

Security selection was also a significant driver of outperformance over the period. More specifically, bond selection within the Special Tax, Transportation, Hospital and Education sectors led to excess returns. Historically, issuers within the Education sector have possessed strong balance sheets, aided by years of low interest rates and healthy liquidity, resulting in a cushion to weather broad economic downturns. Furthermore, within the Education sector, Public Universities continue to receive increasing support from state governments, which we believe further improves fundamentals. In regard to sector allocation, the Fund’s overweight to the IDR sector resulted in headwinds during the period. However, much of this detraction was offset by tailwinds as a result of the Fund’s underweight to the

General Obligation sector.

The sudden and notable rise in yields in the months of February and September had a negative impact on relative performance. More specifically, the Fund’s exposure to intermediate maturity bonds detracted as this part of the yield curve steepened over the period. However, due to the Fund’s greater carry relative to the benchmark, most of the detraction stemming from curve positioning was negated.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1   The Bloomberg Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. Bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two ratings agencies. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

2   The Bloomberg High Yield Municipal Bond Index is an unmanaged index consisting of noninvestment-grade, unrated or below Ba1 bonds.

3   The Bloomberg Municipal Bond Short 1-5 Year Index is the Muni Short 1-5 year component of the Municipal Bond index. The Bloomberg Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index is a broad measure of the municipal bond market with maturities of at least one year. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

4   The Bloomberg 1-15 Year Municipal Bond index is the 1-15 year component of the Municipal Bond index. The Bloomberg Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index is a broad measure of the municipal bond market with maturities of at least one year. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31,

1990, and must be at least one year from their maturity date.

5   The Bloomberg 1-8 Year Municipal Bond Index is the 1-8 year component of the Municipal Bond index. The Bloomberg Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index is a broad measure of the municipal bond market with maturities of at least one year. Bonds must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The Bloomberg 1-8 Year High Yield Municipal Bond Index is the 1-8 year component of the High Yield Municipal Bond index. The Bloomberg High Yield Municipal Bond Index is an unmanaged index consisting of noninvestment-grade, unrated or below Ba1 bonds.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of September 30, 2021. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Short Duration Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Bloomberg Municipal Bond Short 1-5 Year Index and the Lipper Short Duration Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended September 30, 2021

	1 Year	5 Year	10 Year	Life of Class
Class A4	-1.06%	1.00%	1.11%	–
Class C5	-0.46%	0.83%	0.70%	–
Class F6	1.36%	1.56%	1.44%	–
Class F3[7]	1.50%	–	–	2.04%
Class I6	1.46%	1.67%	1.54%	–

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4   Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for period shown ended September 30, 2021, is calculated using the SEC required uniform method to compute such return.

5   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6   Performance is at net asset value.

7   Class F3 shares commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

Intermediate Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Bloomberg 1-15 Year Municipal Bond Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended September 30, 2021

	1 Year	5 Year	10 Year	Life of Class
Class A3	1.81%	2.44%	3.31%	–
Class C4	2.53%	2.27%	2.89%	–
Class F5	4.30%	3.01%	3.64%	–
Class F3[6]	4.45%	–	–	4.14%
Class I5	4.31%	3.12%	3.73%	–

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2021, is calculated using the SEC required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Class F3 shares commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

National Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Bloomberg Municipal Bond Index and the Lipper General Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended September 30, 2021

	1 Year	5 Year	10 Year	Life of Class
Class A4	3.38%	3.27%	4.69%	–
Class C5	4.16%	3.10%	4.27%	–
Class F6	5.88%	3.84%	5.03%	–
Class F3[7]	6.10%	–	–	5.17%
Class I6	6.07%	3.96%	5.13%	–

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4   Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2021, is calculated using the SEC required uniform method to compute such return.

5   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6   Performance is at net asset value.

7   Class F3 shares commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

High Income Municipal Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Bloomberg High Yield Municipal Bond Index, 85% Bloomberg High Yield Municipal Bond Index/15% Bloomberg Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended September 30, 2021

	1 Year	5 Year	10 Year	Life of Class
Class A4	7.33%	4.62%	5.79%	–
Class C5	8.19%	4.45%	5.37%	–
Class F6	9.90%	5.20%	6.12%	–
Class F3[7]	10.07%	–	–	6.53%
Class I6	10.03%	5.30%	6.20%	–

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4   Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2021, is calculated using SEC required uniform method to compute such return.

5   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6   Performance is at net asset value.

7   Class F3 shares commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

Short Duration High Income Municipal Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the 50% Bloomberg Municipal Bond 1-8 Year Index/50% Bloomberg High Yield Municipal 1-8 Year Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended September 30, 2021

	1 Year	5 Year	10 Year	Life of Class
Class A3	4.34%	2.66%	–	3.16%
Class C4	5.03%	2.43%	–	2.81%
Class F5	6.84%	3.23%	–	3.64%
Class F3[6]	7.02%	–	–	4.24%
Class I5	6.95%	3.33%	–	3.74%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Class A shares commenced operations on June 1, 2015 and performance for the Class began on June 15, 2015. Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2021, is calculated using SEC required uniform method to compute such return.

4   Class C shares commenced operations on June 1, 2015 and performance for the Class began on June 15, 2015. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Class F and Class I shares commenced operations on June 1, 2015 and performance for each class began on June 15, 2015. Performance is at net asset value.

6   Class F3 shares commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

California Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Bloomberg Municipal Bond Index and the Lipper California Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended September 30, 2021

	1 Year	5 Year	10 Year	Life of Class
Class A5	1.84%	2.87%	4.65%	–
Class C6	2.49%	2.68%	4.23%	–
Class F7	4.26%	3.44%	4.99%	–
Class F3[8]	4.39%	–	–	4.73%
Class I7	4.37%	3.54%	5.10%	–

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

4   Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

5   Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2021, is calculated using the SEC required uniform method to compute such return.

6   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7   Performance is at net asset value.

8   Class F3 shares commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

New Jersey Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Bloomberg Municipal Bond Index and the Lipper New Jersey Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended September 30, 2021

	1 Year	5 Year	10 Year	Life of Class
Class A5	3.19%	3.10%	4.22%	–
Class F6	5.68%	3.68%	4.56%	–
Class F3[7]	5.82%	–	–	4.99%
Class I6	5.79%	3.78%	4.66%	–

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

4   Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

5   Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25%

applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2021, is calculated using the SEC required uniform method to compute such return.

6   Performance is at net asset value.

7   Class F3 shares commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

New York Tax Free Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Bloomberg Municipal Bond Index and the Lipper New York Municipal Debt Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended September 30, 2021

	1 Year	5 Year	10 Year	Life of Class
Class A5	3.50%	2.69%	3.95%	–
Class C6	4.13%	2.50%	3.52%	–
Class F7	6.00%	3.27%	4.29%	–
Class F3[8]	6.14%	–	–	4.42%
Class I7	6.11%	3.37%	4.40%	–

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   The Index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

4   Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

5   Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended September 30, 2021, is calculated using the SEC required uniform method to compute such return.

6   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

7   Performance is at net asset value.

8   Class F3 shares commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 through September 30, 2021).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 4/1/21 - 9/30/21” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Short Duration Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/21	9/30/21	4/1/21 - 9/30/21
Class A
Actual	$1,000.00	$1,002.90	$3.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.81	$3.29
Class C
Actual	$1,000.00	$999.60	$6.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.70	$6.43
Class F
Actual	$1,000.00	$1,004.00	$2.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.31	$2.79
Class F3
Actual	$1,000.00	$1,004.70	$2.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.96	$2.13
Class I
Actual	$1,000.00	$1,004.50	$2.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.81	$2.28

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.65% for Class A, 1.27% for Class C, 0.55% for Class F, 0.42% for Class F3, and 0.45% for Class I) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2021

Credit Rating:
S&P or Moody’s(a)	%*
AAA	5.82%
AA+	5.30%
AA	15.22%
AA-	8.62%
A+	11.77%
A	10.41%
A-	11.33%
BBB+	8.72%
BBB	5.70%
Credit Rating:
S&P or Moody’s(a)	%*
BBB-	3.54%
BB+	0.40%
BB	1.82%
BB-	0.53%
B+	0.03%
B	0.21%
NR	10.58%
Total	100.00%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

Intermediate Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/21	9/30/21	4/1/21 - 9/30/21
Class A
Actual	$1,000.00	$1,014.60	$3.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.55
Class C
Actual	$1,000.00	$1,011.30	$6.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.78
Class F
Actual	$1,000.00	$1,015.10	$3.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.06	$3.04
Class F3
Actual	$1,000.00	$1,015.80	$2.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.81	$2.28
Class I
Actual	$1,000.00	$1,015.60	$2.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.70% for Class A, 1.34% for Class C, 0.60% for Class F, 0.45% for Class F3, and 0.50% for Class I) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2021

Credit Rating:
S&P or Moody’s(a)	%*
AAA	3.21%
AA+	4.48%
AA	13.25%
AA-	11.32%
A+	10.70%
A	13.39%
A-	9.65%
BBB+	9.12%
BBB	5.93%
BBB-	5.35%
Credit Rating:
S&P or Moody’s(a)	%*
BB+	1.67%
BB	1.66%
BB-	1.41%
B+	0.37%
B	0.44%
B-	0.32%
CCC	0.04%
D	0.16%
NR	7.53%
Total	100.00%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

National Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/21	9/30/21	4/1/21 - 9/30/21
Class A
Actual	$1,000.00	$1,020.90	$3.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.61	$3.50
Class C
Actual	$1,000.00	$1,018.40	$6.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.78
Class F
Actual	$1,000.00	$1,021.40	$2.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.11	$2.99
Class F3
Actual	$1,000.00	$1,022.90	$2.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.81	$2.28
Class I
Actual	$1,000.00	$1,022.80	$2.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.61	$2.48

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.69% for Class A, 1.34% for Class C, 0.59% for Class F, 0.45% for Class F3, and 0.49% for Class I) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2021

Credit Rating:
S&P or Moody’s(a)	%*
AAA	0.97%
AA+	3.40%
AA	12.21%
AA-	7.37%
A+	7.84%
A	14.64%
A-	11.02%
BBB+	14.34%
BBB	8.74%
BBB-	8.02%
Credit Rating:
S&P or Moody’s(a)	%*
BB+	0.77%
BB	0.85%
BB-	1.78%
B+	0.55%
B	0.19%
B-	0.52%
D	0.11%
NR	6.68%
Total	100.00%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

High Income Municipal Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/21	9/30/21	4/1/21 - 9/30/21
Class A
Actual	$1,000.00	$1,033.80	$3.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.31	$3.80
Class C
Actual	$1,000.00	$1,030.50	$7.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$7.03
Class F
Actual	$1,000.00	$1,034.30	$3.31
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.81	$3.29
Class F3
Actual	$1,000.00	$1,035.10	$2.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.51	$2.59
Class I
Actual	$1,000.00	$1,034.90	$2.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.31	$2.79

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.75% for Class A, 1.39% for Class C, 0.65% for Class F, 0.51% for Class F3, and 0.55% for Class I) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2021

Credit Rating:
S&P or Moody’s(a)	%*
AAA	0.02%
AA+	1.18%
AA	1.90%
AA-	2.36%
A+	0.75%
A	4.55%
A-	4.41%
BBB+	8.99%
BBB	6.52%
BBB-	7.07%
BB+	4.42%
Credit Rating:
S&P or Moody’s(a)	%*
BB	4.32%
BB-	7.24%
B+	2.03%
B	1.12%
B-	2.43%
CCC+	0.32%
CCC	0.18%
CCC-	0.89%
D	0.37%
NR	38.93%
Total	100.00%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

Short Duration High Income Municipal Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/21	9/30/21	4/1/21 - 9/30/21
Class A
Actual	$1,000.00	$1,019.50	$3.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.55
Class C
Actual	$1,000.00	$1,015.40	$6.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$6.98
Class F
Actual	$1,000.00	$1,020.00	$3.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.06	$3.04
Class F3
Actual	$1,000.00	$1,020.20	$2.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.91	$2.18
Class I
Actual	$1,000.00	$1,019.90	$2.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.70% for Class A, 1.38% for Class C, 0.60% for Class F, 0.43% for Class F3, and 0.50% for Class I) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2021

Credit Rating:
S&P or Moody’s(a)	%*
AA+	2.46%
AA	3.47%
AA-	2.04%
A+	5.23%
A	7.75%
A-	8.03%
BBB+	8.54%
BBB	10.30%
BBB-	8.05%
BB+	3.17%
Credit Rating:
S&P or Moody’s(a)	%*
BB	4.83%
BB-	6.24%
B+	2.48%
B	3.87%
B-	1.21%
CCC+	0.13%
CCC	0.24%
D	0.22%
NR	21.74%
Total	100.00%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

California Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/21	9/30/21	4/1/21 - 9/30/21
Class A
Actual	$1,000.00	$1,016.20	$3.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.21	$3.90
Class C
Actual	$1,000.00	$1,013.80	$7.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.05	$7.08
Class F
Actual	$1,000.00	$1,016.70	$3.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.71	$3.40
Class F3
Actual	$1,000.00	$1,018.20	$2.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.36	$2.74
Class I
Actual	$1,000.00	$1,018.10	$2.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.21	$2.89

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.77% for Class A, 1.40% for Class C, 0.67% for Class F, 0.54% for Class F3, and 0.57% for Class I) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2021

Credit Rating:
S&P or Moody’s(a)	%*
AAA	1.06%
AA+	2.51%
AA	23.42%
AA-	13.01%
A+	5.59%
A	8.36%
A-	10.65%
BBB+	11.69%
BBB	3.20%
BBB-	6.39%
Credit Rating:
S&P or Moody’s(a)	%*
BB+	0.65%
BB	0.53%
BB-	1.13%
B+	1.24%
CCC	0.03%
CCC-	0.19%
D	0.14%
NR	10.21%
Total	100.00%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

New Jersey Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/21	9/30/21	4/1/21 - 9/30/21
Class A
Actual	$1,000.00	$1,022.10	$4.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.96	$4.15
Class F
Actual	$1,000.00	$1,022.60	$3.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.46	$3.65
Class F3
Actual	$1,000.00	$1,023.20	$2.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.11	$2.99
Class I
Actual	$1,000.00	$1,023.10	$3.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.96	$3.14

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.82% for Class A, 0.72% for Class F, 0.59% for Class F3, and 0.62% for Class I) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2021

Credit Rating:
S&P or Moody’s(a)	%*
AAA	3.75%
AA+	2.38%
AA	17.99%
AA-	12.22%
A+	15.51%
A	3.78%
A-	3.45%
BBB+	23.90%
Credit Rating:
S&P or Moody’s(a)	%*
BBB	5.03%
BBB-	2.64%
BB+	2.50%
BB	0.55%
BB-	2.03%
D	0.21%
NR	4.06%
Total	100.00%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

New York Tax Free Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	4/1/21	9/30/21	4/1/21 - 9/30/21
Class A
Actual	$1,000.00	$1,020.70	$3.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.21	$3.90
Class C
Actual	$1,000.00	$1,017.50	$7.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.95	$7.18
Class F
Actual	$1,000.00	$1,021.20	$3.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.71	$3.40
Class F3
Actual	$1,000.00	$1,022.70	$2.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.36	$2.74
Class I
Actual	$1,000.00	$1,022.60	$2.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.21	$2.89

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.77% for Class A, 1.42% for Class C, 0.67% for Class F, 0.54% for Class F3, and 0.57% for Class I) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Credit Rating

September 30, 2021

Credit Rating:
S&P or Moody’s(a)	%*
AAA	5.48%
AA+	9.18%
AA	18.33%
AA-	10.45%
A+	2.79%
A	9.83%
A-	11.06%
BBB+	4.63%
BBB	4.51%
BBB-	11.91%
Credit Rating:
S&P or Moody’s(a)	%*
BB+	1.12%
BB	0.43%
BB-	0.55%
B+	0.34%
B	0.55%
B-	0.58%
CCC+	0.40%
D	0.23%
NR	7.63%
Total	100.00%

(a)	Certain investments have been rated by Fitch IBCA.
*	Represents percent of total investments.

Schedule of Investments

SHORT DURATION TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

LONG-TERM INVESTMENTS 86.04%

MUNICIPAL BONDS 86.04%

Corporate-Backed 7.57%
Allegheny Co IDA–US Steel	4.875%		11/1/2024	B		$4,500	$4,923,160
Burke Co Dev–Oglethorpe Power	1.50%	#(b)	1/1/2040	BBB+		3,750	3,852,138
CA Poll Ctl–Waste Mgmt†	0.13%	#(b)	8/1/2024	BBB+		4,500	4,499,794
Charles City EDA–Waste Mgmt	2.875%		2/1/2029	A-		4,500	4,987,353
Downtown Doral CDD†	3.875%		12/15/2023	NR		160	163,593
Farmington Poll Ctl–NM Pub Svc	1.10%	#(b)	6/1/2040	BBB		16,000	16,127,845
IA Fin Auth–Iowa Fertilizer Co	3.125%		12/1/2022	BB-		1,125	1,142,645
LA St John Parish–Marathon Oil	2.10%	#(b)	6/1/2037	BBB-		8,000	8,259,356
LA St John Parish–Marathon Oil	2.125%	#(b)	6/1/2037	BBB-		6,150	6,353,534
LA St John Parish–Marathon Oil	2.20%	#(b)	6/1/2037	BBB-		2,000	2,090,016
LA St John Parish–Marathon Oil	2.375%	#(b)	6/1/2037	BBB-		2,575	2,711,594
Lancaster Port Auth Gas Rev	5.00%	#(b)	8/1/2049	Aa2		10,000	11,400,529
Matagorda Co Nav Dist–AEP TX Central	2.60%		11/1/2029	A-		1,400	1,500,703
Matagorda Co Nav Dist–AEP TX Central (AMBAC)	4.40%		5/1/2030	A-		1,500	1,816,780
Mobile IDB–AL Power	1.00%	#(b)	6/1/2034	A1		3,100	3,137,440
Mobile IDB–AL Power	2.90%	#(b)	7/15/2034	A1		20,000	21,047,776
Nez Perce Co Poll Ctl–Potlatch	2.75%		10/1/2024	BBB-		11,310	11,957,225
NH Bus Fin Auth–United Illuminating	2.80%	#(b)	10/1/2033	A-		5,000	5,197,076
Niagara Area Dev Corp–Covanta†	3.50%		11/1/2024	B1		750	779,899
OH Air Dev Auth–AEP	1.90%	#(b)	5/1/2026	BBB+		2,000	2,065,380
OH Air Dev Auth–AEP	2.40%	#(b)	12/1/2038	BBB+		10,700	11,224,160
OH Air Dev Auth–OVEC	1.50%	#(b)	2/1/2026	BBB-	(c)	1,000	999,711
OH Wst Rev–Republic Services	0.15%	#(b)	11/1/2035	BBB+		16,000	15,998,944
OR Bus Dev Comn–Intel	2.40%	#(b)	12/1/2040	A+		10,500	10,877,554
Selma IDB–Intl Paper	2.00%	#(b)	11/1/2033	BBB		2,625	2,736,528
St Charles Parish–Valero Energy	4.00%	#(b)	12/1/2040	BBB		6,625	6,779,306
St James Parish–Nustar Logistics†	5.85%	#(b)	8/1/2041	BB-		3,500	3,975,624
Tuscaloosa IDA–Hunt Refining†	4.50%		5/1/2032	NR		1,370	1,474,901
Warren Co–Intl Paper	2.90%	#(b)	9/1/2032	BBB		4,250	4,450,160
WI PFA–American Dream†	5.00%		12/1/2027	NR		1,455	1,536,089
Wise Co IDA–VA Elec & Pwr	1.20%	#(b)	11/1/2040	A2		5,470	5,562,984
Total							179,629,797

28	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Education 1.49%
CA Muni Fin–William Jessup U	5.00%		8/1/2022	NR	$750	$768,673
Cap Trust Agy–Renaissance Chtr Sch†	4.00%		6/15/2029	NR	1,415	1,507,829
Chicago Brd Ed	5.00%		12/1/2022	BB	1,000	1,052,188
FL HI Ed–Saint Leo Univ	5.00%		3/1/2022	BBB-	355	360,880
FL HI Ed–Saint Leo Univ	5.00%		3/1/2023	BBB-	410	433,074
FL HI Ed–Saint Leo Univ	5.00%		3/1/2024	BBB-	640	696,766
FL HI Ed–Saint Leo Univ	5.00%		3/1/2025	BBB-	675	756,006
Gloucester Co Impt Auth–Rowan University	0.60%		3/1/2024	NR	1,800	1,800,883
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2022	Baa3	500	520,363
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2028	Baa3	1,135	1,411,597
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2029	Baa3	630	797,604
MA DFA–Williams Clg	0.45%	#(b)	7/1/2041	AA+	3,500	3,485,371
Multnomah Co Hsp–Mirabella	5.00%		10/1/2024	NR	965	1,016,577
NC EDA–Campbell Univ	5.00%		10/1/2024	Baa2	1,140	1,291,776
NC EDA–Campbell Univ	5.00%		10/1/2025	Baa2	1,700	1,985,743
NYC IDA–Yankee Stadium (AGM)	5.00%		3/1/2028	AA	1,350	1,658,711
OH HI Ed–Case Western Univ	0.48% (1 Mo. LIBOR * .70 + .42%	)#	10/1/2044	AA-	8,000	8,001,299
OH HI Ed–Dayton Univ (AMBAC)	2.471% (CPI Based	)#	12/1/2022	A+	2,000	2,041,729
Troy Cap Res Corp–RPI	5.00%		8/1/2022	A3	1,000	1,039,718
Univ of CA	4.25%		5/15/2039	AA	3,000	3,272,432
Univ of CA	5.00%		5/15/2024	AA-	1,250	1,404,339
Total						35,303,558

Energy 1.39%
KY Public Energy Auth–BP	4.00%	#(b)	12/1/2050	A2	5,000	5,719,099
PEFA Gas–Goldman Sachs	5.00%	#(b)	9/1/2049	A3	23,000	27,250,717
Total						32,969,816

General Obligation 18.79%
Addison CSD	1.50%		6/28/2022	NR	13,287	13,417,031
Auburn CSD	1.50%		6/22/2022	NR	22,950	23,173,352
Binghamton CSD	1.50%		11/12/2021	NR	7,695	7,707,031
Brockton MA GO	1.50%		6/17/2022	NR	16,494	16,650,097
CA State GO	5.00%		8/1/2026	Aa2	7,485	8,763,966
Chicago Brd Ed	4.00%		12/1/2021	BB	4,750	4,777,414

See Notes to Financial Statements.	29

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

General Obligation (continued)
Chicago Brd Ed	4.00%	12/1/2021	BB	$3,400	$3,419,622
Chicago Brd Ed	4.00%	12/1/2022	BB	4,000	4,162,606
Chicago Brd Ed	4.00%	12/1/2022	BB	3,555	3,699,516
Chicago Brd Ed	5.00%	12/1/2021	BB	365	367,683
Chicago Brd Ed	5.00%	12/1/2022	BB	3,670	3,860,187
Chicago Brd Ed	5.00%	12/1/2023	BB	3,330	3,643,183
Chicago Brd Ed	5.00%	12/1/2025	BB	10,000	11,643,120
Chicago Brd Ed	5.00%	12/1/2031	BB	3,875	4,917,728
Chicago Brd Ed (AGM)	5.00%	12/1/2033	AA	1,850	2,278,079
Chicago Brd Ed (AGM)	5.00%	12/1/2034	AA	4,300	5,281,419
Chicago GO	5.00%	1/1/2027	BBB+	6,700	8,011,197
Chicago GO	5.00%	1/1/2028	BBB+	4,900	5,986,384
Chicago GO	5.25%	1/1/2023	BBB+	1,235	1,306,629
Chicago GO	5.25%	1/1/2027	BBB+	1,665	1,888,271
Chicago Met Water Reclmtn Dist	5.00%	12/1/2022	AA	5,000	5,275,423
City of Cranston GO	1.00%	8/23/2022	NR	3,500	3,524,812
Clark Co SD (AGM)	3.00%	6/15/2024	AA	575	616,598
Clark Co SD (AGM)	3.00%	6/15/2025	AA	650	709,033
Clark Co SD (AGM)	5.00%	6/15/2026	AA	500	599,952
Clark Co SD (AGM)	5.00%	6/15/2027	AA	1,000	1,230,907
Cook Co GO	5.00%	11/15/2026	A+	3,900	4,732,644
Cook Co GO	5.00%	11/15/2027	A+	2,000	2,480,400
Cook Co GO	5.00%	11/15/2028	A+	2,300	2,903,541
CT State GO	5.00%	6/15/2022	Aa3	3,250	3,360,164
CT State GO	5.00%	11/1/2022	Aa3	7,700	7,727,987
CT State GO	5.00%	4/15/2025	Aa3	7,000	8,135,322
CT State GO	5.00%	10/15/2026	Aa3	5,000	6,092,447
CT State GO	5.00%	9/15/2030	Aa3	1,725	1,798,121
Fall River BANS	1.50%	2/4/2022	NR	16,759	16,837,114
Florence GO	1.50%	6/8/2022	NR	10,007	10,098,477
Geneva City SD	1.50%	6/24/2022	NR	23,930	24,162,913
Germantown CSD	1.25%	6/24/2022	NR	10,120	10,199,292
Hannibal CSD	1.50%	6/29/2022	NR	25,000	25,247,950
HI State GO	5.00%	11/1/2021	AA+	5,000	5,018,328
IL State GO	5.00%	11/1/2023	BBB	10,000	10,934,190
IL State GO	5.00%	3/1/2026	BBB	2,500	2,945,906

30	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

General Obligation (continued)
IL State GO	5.00%		3/1/2027	BBB	$4,000	$4,815,804
IL State GO	5.00%		3/1/2028	BBB	2,500	3,065,640
IL State GO	5.00%		3/1/2029	BBB	4,000	4,969,656
IL State GO	5.125%		5/1/2022	BBB	2,500	2,569,389
IL State GO	5.25%		2/1/2030	BBB	3,000	3,297,152
IL State GO	5.375%		5/1/2023	BBB	3,000	3,233,591
New Caney ISD	1.25%	#(b)	2/15/2050	Aaa	4,725	4,831,222
Newark GO	1.25%		10/3/2022	NR	7,000	7,070,641
Newark GO	2.00%		10/5/2021	NR	4,200	4,200,832
NJ State GO	2.00%		6/1/2027	A3	5,000	5,256,141
NJ State GO	5.00%		6/1/2026	A3	8,000	9,560,129
NY Dorm–Sch Dist (AGM)	5.00%		10/1/2024	AA	2,250	2,558,930
NY Dorm–Sch Dist (AGM)	5.00%		10/1/2025	AA	1,650	1,940,883
NYC GO	5.00%		10/1/2033	AA	3,190	3,344,564
NYC GO	5.00%	#(b)	6/1/2044	AA	8,500	9,844,381
Orleans BANS	1.50%		2/4/2022	NR	9,468	9,512,670
PA State GO	5.00%		5/1/2027	Aa3	5,000	6,169,552
Philadelphia GO	5.00%		2/1/2025	A	2,140	2,459,422
Philadelphia GO	5.00%		2/1/2026	A	1,000	1,187,226
Philadelphia GO	5.00%		2/1/2027	A	1,250	1,524,058
Philadelphia GO	5.00%		2/1/2028	A	2,000	2,486,010
Philadelphia Sch Dist	5.00%		9/1/2022	A2	550	573,515
Philadelphia Sch Dist	5.00%		9/1/2022	A2	1,150	1,199,168
Philadelphia Sch Dist	5.00%		9/1/2023	A2	500	543,685
Philadelphia Sch Dist	5.00%		9/1/2023	A2	1,250	1,359,211
Philadelphia Sch Dist	5.00%		9/1/2024	A2	900	1,017,272
Philadelphia Sch Dist	5.00%		9/1/2025	A2	1,200	1,402,223
Pittsfield GO BANS	1.00%		2/25/2022	NR	7,184	7,209,239
Prince Georges Co GO	4.00%		8/1/2031	AAA	7,690	8,223,509
Rangely Co Hosp Dist	4.50%		11/1/2021	Baa3	1,520	1,522,523
Triborough Brdg & Tunl Auth	5.00%		11/1/2025	A1	15,000	17,724,500
Truro MA GO	1.50%		6/10/2022	NR	9,755	9,844,894
Western Placer SD	2.00%		6/1/2025	NR	2,000	2,053,155
Western Placer SD	2.00%		6/1/2025	NR	4,750	4,867,481
Wildwood Crest GO	2.00%		3/17/2022	NR	5,000	5,043,173
Total						446,067,477

See Notes to Financial Statements.	31

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Health Care 13.59%
Allegheny Co Hsp–Allegheny Hlth	5.00%		4/1/2026	A		$2,500	$2,975,685
Allegheny Co Hsp–Univ Pitt Med Ctr	5.00%		7/15/2029	A		4,000	5,155,815
Atlantic Beach Hlth Facs–Fleet Landing	3.00%		11/15/2023	BBB	(c)	2,800	2,804,362
Berks Co IDA–Tower Hlth	5.00%	#(b)	2/1/2040	BB-		5,000	5,435,487
CA Muni Fin–Eisenhower Med Ctr	5.00%		7/1/2026	Baa2		1,345	1,604,167
CA Stwde–Viamonte	3.00%		7/1/2026	AA-		4,500	4,508,018
CA Stwde–Viamonte	3.00%		7/1/2027	AA-		2,250	2,253,870
Cheyenne Regional Medical Center	4.00%		5/1/2025	A		250	280,038
Cheyenne Regional Medical Center	4.00%		5/1/2026	A		200	228,673
Cheyenne Regional Medical Center	4.00%		5/1/2027	A		355	412,757
CO Hlth Facs–CommonSpirit	5.00%	#(b)	8/1/2049	BBB+		8,085	9,486,685
Cuyahoga Co Hsp–Metrohealth	5.00%		2/15/2025	BBB-		1,500	1,706,153
Duluth EDA–St Lukes Hsp	4.75%		6/15/2022	NR		735	755,482
Franklin Co IDA–Menno-Haven	5.00%		12/1/2023	NR		500	532,832
Geisinger PA Hlth Auth–Geisinger Health	5.00%	#(b)	4/1/2043	AA-		17,000	20,405,887
Greeneville Hlth–Ballad Hlth	5.00%		7/1/2022	A-		2,000	2,070,246
Greeneville Hlth–Ballad Hlth	5.00%		7/1/2023	A-		1,500	1,622,319
Harris Co Edu Fac–Hermann Hlth	0.62% (MUNIPSA * 1 + 0.57%	)#	12/1/2049	A+		7,770	7,804,158
IL Fin Auth–Northshore Univ Hlth	5.00%		8/15/2028	AA-		2,000	2,531,139
IL Fin Auth–Northshore Univ Hlth	5.00%		8/15/2029	AA-		2,000	2,580,469
IL Fin Auth–Northwestern Mem Hlth	5.00%	#(b)	7/15/2057	AA+		4,000	4,226,636
IL Fin Auth–OSF Hlth	5.00%	#(b)	5/15/2050	A		4,500	5,352,666
IL Fin Auth–Plymouth Place	5.00%		5/15/2025	BB+	(c)	1,005	1,102,486
IL Fin Auth–Presence Health	5.00%		2/15/2022	AA+		4,000	4,070,662
IL Fin Auth–Rush Univ Med	5.00%		11/15/2021	A+		695	698,787
IN Fin Auth–Indiana Univ Hlth	0.70%	#(b)	12/1/2046	AA		7,000	6,989,608
Kirkwood IDA–Aberdeen Hts	5.00%		5/15/2022	BB	(c)	805	822,991
KS Hlth Facs–Adventhealth Obligated	5.00%	#(b)	11/15/2054	AA		7,000	8,864,194
KY EDFA–Owensboro Hlth	5.00%		6/1/2025	Baa2		1,400	1,608,254
Lakeland Regional Health	5.00%		11/15/2024	A2		2,200	2,513,673
Lakeland Regional Health	5.00%		11/15/2026	A2		1,000	1,214,620
Lee Memorial Hlth System	5.00%		4/1/2025	A+		2,625	3,020,021
Lehigh Co–Lehigh Valley Health Network	5.00%		7/1/2026	A+		1,755	2,107,660
Lehigh Co–St. Lukes Hlth	1.15% (MUNIPSA * 1 + 1.10%	)#	8/15/2038	A-		15,000	15,408,514
Lenexa Hlth–Lakeview Village	5.00%		5/15/2022	BB+	(c)	1,720	1,759,620

32	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Health Care (continued)
Lenexa Hlth–Lakeview Village	5.00%		5/15/2025	BB+	(c)	$990	$1,111,801
MA DFA–Beth Israel Lahey Hlth	4.00%		7/1/2022	A		500	513,859
MA DFA–Beth Israel Lahey Hlth	5.00%		7/1/2023	A		600	648,818
MA DFA–Partners Hlthcare	0.55% (MUNIPSA * 1 + 0.50%	)#	7/1/2038	AA-		5,000	5,008,827
MA DFA–Wellforce Hlth	5.00%		7/1/2022	BBB+		1,225	1,266,530
MA DFA–Wellforce Hlth	5.00%		7/1/2024	BBB+		2,030	2,270,247
MA DFA–Wellforce Hlth	5.00%		7/1/2025	BBB+		800	924,469
Maricopa Co IDA–Banner Health	0.62% (MUNIPSA * 1 + 0.57%	)#	1/1/2035	AA-		4,730	4,757,332
Maricopa Co IDA–Honor Health	5.00%		9/1/2022	A2		750	782,770
MD Hlth & HI ED–Univ of MD Med	5.00%	#(b)	7/1/2045	A		6,250	7,129,813
MI Fin Auth–Trinity Health	5.00%		12/1/2026	AA-		2,250	2,745,194
Miami-Dade Co Pub Facs–Jackson Health	5.00%		6/1/2026	Aa3		4,165	4,827,030
MO Hlth Ed–BJC Hlth	4.00%	#(b)	5/1/2051	AA		12,000	13,796,178
Monroeville Fin Auth–Univ Pitt Med Ctr	3.00%		2/15/2023	A		2,510	2,571,187
Montgomery Co Hgr Ed–Thomas Jeff U	5.00%		9/1/2026	A		1,150	1,375,354
Montgomery Co Hgr Ed–Thomas Jeff U	5.00%		9/1/2027	A		1,500	1,838,561
Montgomery Co Hgr Ed–Thomas Jeff U	5.00%		9/1/2028	A		1,850	2,316,983
Montgomery Co Hgr Ed–Thomas Jeff U	5.00%		9/1/2029	A		1,000	1,277,481
Montgomery Co IDA–Whitemarsh	4.00%		1/1/2023	NR		90	92,109
NC Med Care–Caromont Hlth	5.00%	#(b)	2/1/2051	AA-		5,000	5,933,774
NC Med Care–Southminster	5.00%		10/1/2023	NR		750	799,332
NC Med Care–Wake Forest Baptist	2.20%	#(b)	12/1/2048	AA-		22,500	22,773,123
NJ Hlth–Hackensack Meridian Hlth	5.00%		7/1/2026	AA-		3,900	4,705,980
NJ Hlth–Hackensack Meridian Hlth	5.00%		7/1/2027	AA-		3,645	3,768,851
NJ Hlth–St Peters Univ Hsp	5.75%		7/1/2037	BB+		3,250	3,259,637
NJ Hlth Fin Auth–Valley Health	5.00%		7/1/2026	A		1,800	2,159,839
NJ Hlth Fin Auth–Valley Health	5.00%		7/1/2027	A		1,250	1,538,789
Northampton Co–St. Lukes Univ Hlth	1.10% (1 Mo. LIBOR * .70 + 1.04%	)#	8/15/2048	A-		8,000	8,041,333
NY Dorm–Montefiore	5.00%		8/1/2024	BBB-		1,500	1,681,649
NY Dorm–Montefiore	5.00%		9/1/2027	BBB-		1,400	1,706,125
NY Dorm–Montefiore	5.00%		9/1/2028	BBB-		1,500	1,864,012
NY Dorm–Montefiore	5.00%		9/1/2029	BBB-		1,750	2,214,552
NY Dorm–Montefiore	5.00%		9/1/2030	BBB-		2,200	2,793,432
NY Dorm–Orange Regl Med Ctr†	4.00%		12/1/2021	BBB-		1,700	1,709,720

See Notes to Financial Statements.	33

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Health Care (continued)
NYC IDA–Yankee Stadium (AGM)	5.00%		3/1/2029	AA		$2,000	$2,506,465
OH Hosp Rev–University Hospitals	4.00%		1/15/2028	A		500	585,199
OH Hosp Rev–University Hospitals	5.00%		1/15/2026	A		500	588,163
OH Hosp Rev–University Hospitals	5.00%		1/15/2027	A		250	301,430
OK DFA–OU Med	5.00%		8/15/2025	Baa3		550	632,910
OK DFA–OU Med	5.00%		8/15/2026	Baa3		800	945,167
Oneida Co–Mohawk Valley Hlth (AGM)	5.00%		12/1/2027	AA		1,400	1,525,808
Oneida Co–Mohawk Valley Hlth (AGM)	5.00%		12/1/2028	AA		1,000	1,087,148
Oneida Co–Mohawk Valley Hlth (AGM)	5.00%		12/1/2029	AA		1,000	1,084,649
PA HI Ed–UPenn Hlth Sys	5.00%		8/15/2027	AA		1,250	1,549,026
PA HI Ed–UPenn Hlth Sys	5.00%		8/15/2028	AA		1,565	1,985,371
Palomar Health†	5.00%		11/1/2027	BBB		5,230	6,168,360
Palomar Hlth	5.00%		11/1/2021	BBB		500	501,679
Philadelphia Hsps–Temple Univ Hlth	5.00%		7/1/2027	BBB-		5,000	5,933,036
Sante Fe Retirement Facs–El Castillo	2.25%		5/15/2024	BB+	(c)	600	600,696
SE Port Auth–Memorial Hlth	5.00%		12/1/2022	BB-	(c)	1,575	1,613,100
South Miami Hlth Fac–Baptist Hlth	5.00%		8/15/2022	AA-		1,000	1,041,038
South Miami Hlth Fac–Baptist Hlth	5.00%		8/15/2023	AA-		1,350	1,468,172
Southcentral PA Auth–Wellspan Hlth	0.65% (MUNIPSA * 1 + 0.60%	)#	6/1/2049	Aa3		9,000	9,054,922
Tampa Hlth–Baycare Health	4.00%		11/15/2033	Aa2		11,250	11,459,602
Tulsa IDA–Montereau	5.00%		11/15/2026	BBB-	(c)	500	585,778
WA Hlth Facs–CommonSpirit	1.45% (MUNIPSA * 1 + 1.40%	)#	1/1/2035	BBB+		2,000	2,011,222
WA Hlth Facs–Fred Hutchinson Cancer	1.156% (1 Mo. LIBOR * .67 + 1.10%	)#	1/1/2042	A+		4,000	4,005,743
WI Hlth & Ed–American Baptist	3.50%		8/1/2022	NR		185	185,882
WI Hlth & Ed–Marshfield Hlth	5.00%	#(b)	2/15/2052	A-		9,000	10,133,946
Total							322,673,837

Housing 5.22%
CA HFA–MFH	4.00%		3/20/2033	NR		1,654	1,950,583
CT HFA	4.00%		5/15/2049	AAA		4,730	5,304,665
FL HDC (GNMA)	3.00%		7/1/2052	Aaa		9,000	9,825,836
MD State Hsg CDA	3.50%		3/1/2050	Aa1		8,340	9,090,984
MD State Hsg CDA	4.00%		9/1/2049	Aa1		3,730	4,114,516
MI State Hsg Dev Auth	4.25%		12/1/2049	AA+		5,095	5,639,256
MN HFA (GNMA)	3.00%		1/1/2052	AA+		6,955	7,572,196

34	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Housing (continued)
MN HFA (GNMA)	4.25%		7/1/2049	AA+	$3,885	$4,313,996
MO State Hsg Dev Cmmn (GNMA)	4.25%		5/1/2047	AA+	4,130	4,575,154
NC State Hsg Fin Agy (GNMA)	4.00%		1/1/2050	AA+	3,970	4,350,322
ND State Hsg Fin Agy	4.00%		1/1/2050	Aa1	4,550	5,113,022
NYC HDC	0.12%	#(b)	11/1/2051	Aa2	10,000	9,997,539
NYC HDC	0.70%	#(b)	5/1/2060	AA+	2,000	2,005,515
NYS HFA L-2	0.75%		11/1/2025	Aa2	12,000	12,008,598
NYS HFA M-2	0.75%		11/1/2025	Aa2	5,000	5,003,582
NYS Mtg	3.50%		4/1/2049	Aa1	1,575	1,690,669
OH State Fin Agy	4.50%		3/1/2050	Aaa	4,415	4,938,834
Phoenix IDA–ASU Std Hsg	5.00%		7/1/2023	Baa3	100	107,267
Phoenix IDA–ASU Std Hsg	5.00%		7/1/2026	Baa3	175	206,002
SC State Hsg Fin Auth	3.00%		1/1/2052	Aaa	8,400	9,184,783
SC State Hsg Fin Auth	4.00%		1/1/2050	Aaa	4,175	4,661,180
TN HDA	3.00%		1/1/2051	AA+	5,215	5,644,303
WI Hsg & EDA	0.50%	#(b)	11/1/2050	AA	2,250	2,248,452
WI St Hsg & Eco	3.00%		3/1/2052	AA	4,000	4,355,872
Total						123,903,126

Lease Obligations 4.24%
CA Pub Wks–Lease Rev	5.00%		10/1/2026	Aa3	1,500	1,821,587
CA Pub Wks–Lease Rev	5.00%		10/1/2027	Aa3	3,300	4,113,284
CA State GO	5.00%		12/1/2027	Aa2	20,000	25,089,496
Nassau Health Care Corp	5.00%		8/1/2024	A+	4,000	4,509,646
Nassau Health Care Corp	5.00%		8/1/2025	A+	7,000	8,146,835
NJ EDA–Sch Facs	5.00%		3/1/2022	Baa1	2,310	2,354,710
NJ EDA–Sch Facs	5.00%		6/15/2022	Baa1	900	929,667
NJ EDA–Sch Facs	5.00%		6/15/2022	Baa1	515	531,976
NJ EDA–Sch Facs	5.00%		11/1/2022	Baa1	3,275	3,440,760
NJ EDA–Sch Facs	5.00%		3/1/2023	Baa1	3,565	3,800,475
NJ EDA–Sch Facs	5.00%		3/1/2025	Baa1	5,205	5,545,466
NJ EDA–Sch Facs	5.00%		6/15/2025	Baa1	1,250	1,449,652
NJ EDA–Sch Facs	5.00%		6/15/2026	Baa1	4,000	4,777,895
NJ EDA–Sch Facs	5.00%		6/15/2027	Baa1	410	501,513
NJ EDA–Sch Facs	5.00%		6/15/2028	Baa1	400	498,794
NJ EDA–Sch Facs	5.00%		6/15/2029	Baa1	500	633,183
NJ Trans Trust Fund	5.00%		12/15/2023	Baa1	1,250	1,376,302

See Notes to Financial Statements.	35

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Lease Obligations (continued)
NJ Trans Trust Fund	5.00%		12/15/2024	Baa1	$7,000	$7,992,719
NJ Trans Trust Fund	5.00%		12/15/2025	Baa1	12,500	14,730,258
NYC Eductnl Const	5.00%		4/1/2025	AA-	3,510	4,064,601
NYC Eductnl Const	5.00%		4/1/2026	AA-	2,690	3,213,693
PA COPS	5.00%		7/1/2023	A	500	540,042
PA COPS	5.00%		7/1/2025	A	500	575,792
Total						100,638,346

Other Revenue 2.90%
Black Belt Energy Gas Dist–Morgan Stanley	4.00%	#(b)	12/1/2049	A1	12,325	13,913,906
CA Infra & Econ Dev–Academy of Sciences	0.40% (MUNIPSA * 1 + 0.35%	)#	8/1/2047	A2	6,000	6,022,732
CA Infra & Econ Dev–LA Co Museum of Art	0.75% (MUNIPSA * 1 + 0.70%	)#	12/1/2050	A3	6,500	6,607,311
Clifton Higher Ed–Intl Ldrshp Sch	5.25%		8/15/2026	NR	1,605	1,865,539
Clifton Higher Ed–Intl Ldrshp Sch	5.25%		8/15/2028	NR	1,920	2,211,138
Lower AL Gas Dist–Goldman Sachs	4.00%	#(b)	12/1/2050	A2	19,250	21,688,628
Main St Nat Gas–Macquarie	5.00%		5/15/2025	A3	4,850	5,603,447
Maricopa Co IDA–Legacy Schools†	4.00%		7/1/2029	BB+	500	557,669
Patriots Energy Group Fing Agy	4.00%	#(b)	10/1/2048	Aa2	8,000	8,612,880
Pima Co IDA–Edkey Chtr Sch†	3.50%		7/1/2025	NR	1,605	1,657,962
Total						68,741,212

Special Tax 1.50%
Allentown Neighborhood Impt–City Center†	5.00%		5/1/2022	Ba3	290	296,606
Allentown Neighborhood Impt–City Center†	5.00%		5/1/2023	Ba3	130	137,927
Allentown Neighborhood Impt–City Center†	5.00%		5/1/2028	NR	4,075	4,852,143
CT Spl Tax–Trans Infra	5.00%		10/1/2022	AA-	3,400	3,563,437
CT Spl Tax–Trans Infra	5.00%		5/1/2025	AA-	2,250	2,612,832
CT Spl Tax–Trans Infra	5.00%		1/1/2026	AA-	5,000	5,932,563
CT Spl Tax–Trans Infra	5.00%		5/1/2026	AA-	2,250	2,696,982
CT Spl Tax–Trans Infra	5.00%		5/1/2027	AA-	3,000	3,698,037
NYC IDA–Queens Stadium (AGM)	5.00%		1/1/2027	AA	1,000	1,213,120
NYC IDA–Queens Stadium (AGM)	5.00%		1/1/2028	AA	650	807,723
NYC IDA–Queens Stadium (AGM)	5.00%		1/1/2029	AA	850	1,079,318
NYC IDA–Yankee Stadium (AGM)	5.00%		3/1/2030	AA	1,600	2,040,738
NYC IDA–Yankee Stadium (FGIC)	6.246% (CPI Based	)#	3/1/2026	Baa1	2,000	2,092,389

36	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Special Tax (continued)
Peninsula Town Center†	4.00%	9/1/2023	NR		$140	$142,679
Village CDD #12†	3.25%	5/1/2023	NR		330	337,457
Village CDD #13†	1.875%	5/1/2025	NR		2,355	2,391,828
Village CDD #13	2.625%	5/1/2024	NR		190	193,929
Village CDD #13†	2.625%	5/1/2030	NR		1,500	1,563,600
Total						35,653,308

Tax Revenue 1.32%
CT Spl Tax–Trans Infra	5.00%	5/1/2025	AA-		850	987,070
CT Spl Tax–Trans Infra	5.00%	5/1/2026	AA-		1,300	1,558,256
DE Valley Regional Fin Auth	2.00%	10/1/2029	A+		4,375	4,577,506
Guam–Business Privilege Tax	5.00%	1/1/2029	Ba1		750	925,699
IL State Sales Tax	5.00%	6/15/2024	BBB+		7,260	8,143,539
Jefferson Co–Sch Warrant	5.00%	9/15/2023	AA		2,000	2,182,717
MD Dept Trans	4.00%	9/1/2026	AAA		4,750	5,537,814
Met Pier & Expo Auth–Mccormick Place	3.00%	6/15/2024	BBB+		1,000	1,041,142
Met Pier & Expo Auth–Mccormick Place	3.00%	6/15/2025	BBB+		1,000	1,059,405
Sparks–Legends at Sparks Marina†	2.50%	6/15/2024	Ba2		105	106,699
Sparks–Legends at Sparks Marina†	2.75%	6/15/2028	Ba2		300	310,474
VA Small Bus Fing–NTL Senior Lvg	5.00%	1/1/2023	A	(c)	925	978,016
VA Small Bus Fing–NTL Senior Lvg	5.00%	1/1/2025	A	(c)	1,300	1,484,806
VA Small Bus Fing–NTL Senior Lvg	5.00%	1/1/2027	A	(c)	1,000	1,206,842
VA Small Bus Fing–NTL Senior Lvg	5.00%	1/1/2028	A	(c)	1,100	1,357,912
Total						31,457,897

Tobacco 1.39%
Buckeye Tobacco	5.00%	6/1/2029	A		11,210	14,186,598
Los Angeles Co Tobacco	1.75%	6/1/2030	A		110	110,699
Los Angeles Co Tobacco	5.00%	6/1/2024	A		600	670,623
Los Angeles Co Tobacco	5.00%	6/1/2025	A		650	752,265
Los Angeles Co Tobacco	5.00%	6/1/2026	A		1,125	1,342,490
PA Tob Settlement	5.00%	6/1/2022	A1		2,250	2,320,219
PA Tob Settlement	5.00%	6/1/2023	A1		1,125	1,211,655
PA Tob Settlement	5.00%	6/1/2024	A1		5,000	5,600,322
Suffolk Tobacco Asset Sec Corp	5.375%	6/1/2028	NR		4,000	4,010,339
Tobacco Settlement Auth IA	0.375%	6/1/2030	A		855	854,972
Tobacco Settlement Fin Corp NJ	3.20%	6/1/2027	BBB+		1,890	1,924,776
Total						32,984,958

See Notes to Financial Statements.	37

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Transportation 9.59%
Bay Area Toll Auth	1.30% (MUNIPSA * 1 + 1.25%	)#	4/1/2036	AA	$2,375	$2,500,637
Bay Area Toll Auth	4.00%		4/1/2029	AA-	1,200	1,398,186
Central TX Mobility Auth	4.00%		1/1/2022	BBB+	5,000	5,000,000
Central TX Mobility Auth	5.00%		1/1/2027	BBB+	4,500	5,256,737
Chesapeake Bay Bridge Dist	5.00%		11/1/2023	BBB	9,000	9,852,527
Chicago O’Hare Arpt	5.00%		1/1/2029	A	2,500	2,534,703
Chicago O’Hare Arpt	5.00%		1/1/2031	A	4,750	4,815,936
Chicago Trans Auth	5.00%		6/1/2025	A	2,000	2,315,537
Cleveland Arpt (AGM)	5.00%		1/1/2022	AA	455	460,311
Denver RTD–Eagle P3	3.00%		1/15/2026	Baa2	900	979,530
Denver RTD–Eagle P3	5.00%		7/15/2027	Baa2	1,000	1,216,446
E470 Pub Hwy Auth	0.384% (SOFR + .35%	)#	9/1/2039	A	3,375	3,379,466
Grand Parkway Trans–BANs	5.00%		2/1/2023	BBB	10,030	10,638,685
Hampton Rds Trans	5.00%		7/1/2026	Aa2	33,750	40,707,249
IL State GO	5.00%		11/1/2025	BBB	3,000	3,504,160
IL Toll Hwy Auth	5.00%		1/1/2024	AA-	7,215	7,962,580
LA Offshore Term Auth–LOOP	1.65%	#(b)	9/1/2027	A3	3,500	3,545,598
LA Offshore Term Auth–LOOP	2.00%	#(b)	10/1/2040	BBB+	2,000	2,011,238
MTA NY	5.00%		5/15/2022	NR	7,050	7,252,848
MTA NY	5.00%		9/1/2022	NR	6,630	6,910,784
MTA NY	5.00%		11/15/2030	A3	11,075	11,608,974
MTA NY	5.00%		11/15/2033	A3	5,400	5,737,760
MTA NY	5.00%	#(b)	11/15/2045	A3	6,500	8,263,347
NC Tpk Auth–Triangle Exprs	5.00%		2/1/2024	BBB	20,180	22,250,496
NC Tpk Auth–Triangle Exprs (AGM)	5.00%		1/1/2028	AA	1,500	1,806,294
NJ Tpk Auth	0.81% (1 Mo. LIBOR * .70 + .75%	)#	1/1/2030	A+	2,500	2,508,156
NJ Tpk Auth	5.00%		1/1/2027	A+	3,200	3,894,834
NJ Tpk Auth	5.00%		1/1/2028	A+	8,000	9,531,301
NJ Trans Trust Fund	5.00%		6/15/2023	A+	7,210	7,779,381
NY Trans Dev Corp–JFK IAT	5.00%		12/1/2024	Baa1	1,000	1,133,232
NY Trans Dev Corp–JFK IAT	5.00%		12/1/2025	Baa1	400	466,357
NY Trans Dev Corp–JFK IAT	5.00%		12/1/2026	Baa1	1,795	2,143,712
NY Trans Dev Corp–JFK IAT	5.00%		12/1/2028	Baa1	1,390	1,725,131
PA Tpk Commn	5.00%		12/1/2025	A1	150	177,037

38	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Transportation (continued)
PA Tpk Commn	5.00%		12/1/2025	A	$750	$882,481
PA Tpk Commn	5.00%		12/1/2026	A1	400	485,994
PA Tpk Commn	5.00%		12/1/2026	A	750	907,852
Triborough Brdg & Tunl Auth	0.414% (SOFR + .38%	)#	1/1/2032	AA-	6,750	6,754,626
Triborough Brdg & Tunl Auth (NPFGC)(FGIC)	5.50%		11/15/2021	A+	1,650	1,660,025
Triborough Brdg & Tunl Auth NY–Payroll Mobility Tax	5.00%	#(b)	5/15/2050	AA+	10,000	11,960,035
TX Surface Trans Corp–I-635	4.00%		12/31/2030	Baa2	3,000	3,622,537
Total						227,542,720

Utilities 17.05%
American Muni Pwr–AMP Inc	1.00%	#(b)	2/15/2048	A1	10,500	10,598,306
American Muni Pwr–Prairie St (BAM)	5.25%		2/15/2030	AA	2,500	2,546,734
Appling Co Dev–Oglethorpe Power	1.50%	#(b)	1/1/2038	BBB+	1,250	1,284,464
Central Plains–Goldman Sachs	5.00%		9/1/2027	BBB+	1,305	1,594,525
Chicago Wastewater	5.00%		1/1/2022	A	2,000	2,023,050
Chicago Water	5.00%		11/1/2022	A	5,680	5,968,750
Chicago Water	5.00%		11/1/2022	A	1,000	1,050,836
Chicago Water (AGM)	5.00%		11/1/2028	AA	2,500	3,117,493
Cleveland Public Pwr (AGM)	5.00%		11/15/2026	AA	1,190	1,444,063
Cleveland Public Pwr (AGM)	5.00%		11/15/2027	AA	2,280	2,835,319
Cleveland Public Pwr (AGM)	5.00%		11/15/2028	AA	2,000	2,537,325
Cleveland Public Pwr (AGM)	5.00%		11/15/2029	AA	1,000	1,293,889
DE EDA–Delmarva Pwr & Light	1.05%	#(b)	1/1/2031	A	6,315	6,404,016
DE EDA–NRG Energy	1.25%	#(b)	10/1/2040	BBB-	10,000	10,079,994
DE EDA–NRG Energy	1.25%	#(b)	10/1/2045	BBB-	11,000	11,085,512
Detroit Water	5.00%		7/1/2022	AA-	500	517,447
Escambia Co PCR–Gulf Power	2.60%		6/1/2023	A1	3,000	3,106,539
IN Fin Auth–Indy Power & Light	0.65%		8/1/2025	A2	4,500	4,471,989
KY Muni Pwr–Prarie State Proj	3.45%	#(b)	9/1/2042	Baa1	1,700	1,824,229
KY PCR–KY Util Comp	1.55%	#(b)	9/1/2042	A1	11,250	11,357,418
KY Public Energy Auth–BP	4.00%	#(b)	1/1/2049	A2	1,775	1,955,492
KY Public Energy Auth–Morgan Stanley	4.00%	#(b)	4/1/2048	A2	3,110	3,361,173
LA Env Facs–E Baton Rouge Swr	0.875%	#(b)	2/1/2046	A+	15,000	14,954,626
Lansing MI Board of Water & Light	2.00%	#(b)	7/1/2051	AA-	10,000	10,549,741
Lehigh Co IDA–PPL Elec Util	1.80%	#(b)	2/15/2027	A1	10,660	10,790,275

See Notes to Financial Statements.	39

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Utilities (continued)
Long Island Power Auth	0.81% (1 Mo. LIBOR * .70 + .75%	)#	5/1/2033	A	$10,000	$10,033,550
Long Island Power Auth	0.85%	#(b)	9/1/2050	A	9,000	9,032,404
Long Island Power Auth	1.50%	#(b)	9/1/2051	A	19,000	19,592,597
Long Island Power Auth	1.65%	#(b)	9/1/2049	A	4,000	4,114,899
Long Island Power Auth	5.00%		9/1/2026	A	500	606,015
Long Island Power Auth	5.00%		9/1/2027	A	500	621,277
Louisa VA IDA–VA Elec & Pwr	0.75%	#(b)	11/1/2035	A2	6,000	5,989,922
Louisa VA IDA–VA Elec & Pwr	1.90%	#(b)	11/1/2035	A2	5,000	5,130,720
Main St Nat Gas–Citibank	4.00%	#(b)	3/1/2050	A3	15,000	17,126,365
Main St Nat Gas–Citibank	4.00%	#(b)	5/1/2052	A3	9,750	11,519,756
Mason Cnty Poll Ctrl–Appalachian Power	2.75%		10/1/2022	A-	27,500	28,148,002
Monroe Dev Auth–Oglethorpe Power	1.50%	#(b)	1/1/2039	BBB+	1,875	1,926,695
NE Public Power	0.60%	#(b)	1/1/2051	A+	15,000	15,050,358
Northern CA Gas–Goldman Sachs	4.00%	#(b)	7/1/2049	A2	5,000	5,439,201
Orlando Util Commn	1.25%	#(b)	10/1/2046	AA	10,000	10,013,938
Philadelphia Gas Works	5.00%		8/1/2023	A	850	922,886
Philadelphia Gas Works	5.00%		8/1/2024	A	800	899,039
PIttsburgh Water & Swr Auth (AGM)	0.70% (MUNIPSA * 1 + 0.65%	)#	9/1/2040	AA	17,500	17,641,804
PR Elec Pwr Auth(d)	5.25%		7/1/2018	NR	2,000	1,937,500
Rockport IN Poll Ctl–IN MI Pwr	3.05%		6/1/2025	A-	3,500	3,817,729
Rockport IN Wtr Pollution Ctl	1.35%	#(b)	7/1/2025	A-	2,000	2,019,154
Rockport IN Wtr Pollution Ctl	1.35%	#(b)	7/1/2025	A-	2,150	2,170,591
San Antonio Elec & Gas	2.75%	#(b)	2/1/2048	Aa2	8,000	8,225,984
San Antonio Water	2.625%	#(b)	5/1/2049	AA	11,415	12,112,288
SE AL Gas Dist	4.00%	#(b)	12/1/2051	A1	3,000	3,637,211
SE Energy Auth	4.00%	#(b)	11/1/2051	A2	5,000	5,883,816
Tennergy Corp–Morgan Stanley	4.00%	#(b)	12/1/2051	A1	15,000	17,696,775
Texas Municipal Power Agency (AGM)	3.00%		9/1/2024	AA	850	914,026
Texas Municipal Power Agency (AGM)	3.00%		9/1/2025	AA	750	819,483
Texas Municipal Power Agency (AGM)	3.00%		9/1/2026	AA	1,100	1,218,562
TX Muni Gas Acq & Supply–Macquarie	5.00%		12/15/2023	A3	3,000	3,297,303
TX Muni Gas Acq & Supply–Macquarie	5.00%		12/15/2024	A3	2,785	3,175,198
TX Muni Gas Acq & Supply–Macquarie	5.00%		12/15/2025	A3	4,000	4,702,968
TX Muni Gas Acq & Supply–Macquarie	5.00%		12/15/2026	A3	5,000	6,033,015
TX Muni Gas Acq & Supply–Macquarie	5.00%		12/15/2027	A3	5,875	7,241,130

40	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2021

Investments		Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Utilities (continued)
Wise Co IDA–VA Elec & Pwr		0.75%	#(b)	10/1/2040	A2	$12,000	$12,030,104
WV EDA–Appalachian Pwr		0.625%	#(b)	12/1/2038	A-	6,500	6,439,471
WV EDA–Appalachian Pwr		2.55%	#(b)	3/1/2040	A-	2,000	2,097,078
WV EDA–Appalachian Pwr		2.625%	#(b)	12/1/2042	A-	3,000	3,042,271
York Co IDA–VA Elec & Pwr		1.90%	#(b)	5/1/2033	A2	5,500	5,643,792
Total							404,718,082
Total Municipal Bonds (cost $2,002,552,285)							2,042,284,134

		Interest
		Rate		Final
	Interest	Reset		Maturity
	Rate#	Date(e)		Date

SHORT-TERM INVESTMENTS 12.96%

Variable Rate Demand Notes 12.96%

Corporate-Backed 0.55%
Mobile IDB–AL Power	0.100%	10/1/2021		12/1/2037	A1	12,025	12,025,000
MS Business Fin Corp–PSL	1.550%	10/1/2021		11/1/2032	BBB-	1,000	1,000,000
Total							13,025,000

General Obligation 2.66%
NYC GO	0.080%	10/1/2021		12/1/2047	AA	19,625	19,625,000
NYC GO ARS	0.130%	10/1/2021		4/1/2042	AA	10,000	10,000,000
NYC GO ARS	0.130%	10/1/2021		4/1/2042	AA	13,000	13,000,000
NYC GO ARS	0.130%	10/1/2021		10/1/2046	AA	20,600	20,600,000
Total							63,225,000

Health Care 3.48%
AL Hlth Care Auth–Baptist Health	0.200%	10/1/2021		11/1/2042	A3	17,055	17,055,000
AR DFA–Baptist Mem Hlth	0.200%	10/1/2021		9/1/2044	BBB+	46,906	46,906,000
Lee Memorial Hlth System	0.130%	10/1/2021		4/1/2049	A+	18,780	18,780,000
Total							82,741,000

Tax Revenue 3.96%
DE Valley Regional Fin Auth	0.120%	10/1/2021		11/1/2055	A+	9,700	9,700,000
NY TFA–Future Tax	0.090%	10/1/2021		2/1/2045	AAA	14,825	14,825,000
NYC TFA–Future Tax	0.080%	10/1/2021		5/1/2034	AAA	37,205	37,205,000
NYC TFA–Future Tax	0.080%	10/1/2021		11/1/2044	AAA	6,800	6,800,000
NYC TFA–Future Tax	0.090%	10/1/2021		2/1/2045	AAA	25,405	25,405,000
Total							93,935,000

See Notes to Financial Statements.	41

Schedule of Investments (continued)

SHORT DURATION TAX FREE FUND September 30, 2021

Investments	Interest Rate#	Interest Rate Reset Date(e)	Final Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Transportation 0.08%
Triborough Brdg & Tunl Auth	0.100%	10/1/2021	1/1/2032	Aa1	$1,905	$1,905,000

Utilities 2.23%
Appling Co Dev–GA Power	0.110%	10/1/2021	9/1/2041	A-	13,035	13,035,000
NYC Muni Water	0.080%	10/1/2021	6/15/2045	AA+	13,260	13,260,000
NYC Muni Water	0.080%	10/1/2021	6/15/2050	AA+	26,000	26,000,000
NYC Muni Water	0.100%	10/1/2021	6/15/2049	AA+	625	625,000
Total						52,920,000
Total Short-Term Investments (cost $307,751,000)						307,751,000
Total Investments in Securities 99.00% (cost $2,310,303,285)						2,350,035,134
Other Assets and Liabilities – Net 1.00%						23,699,774
Net Assets 100.00%						$2,373,734,908

AGM	Insured by–Assured Guaranty Municipal Corporation.
AMBAC	Insured by–AMBAC Assurance Corporation.
BAM	Insured by–Build America Mutual.
COP	Certificates of Participation.
CPI	Consumer Price Index: Rate fluctuates based on CPI.
FGIC	Insured by–Financial Guaranty Insurance Company.
GNMA	Government National Mortgage Association.
LIBOR	London Interbank Offered Rate.
MUNIPSA	SIFMA Municipal Swap Index Yield.
NPFGC	Insured by–National Public Finance Guarantee Corporation.
NR	Not Rated.
SIFMA	Insured by–Securities Industry and Financial Markets Association.
SOFR	Secured Over Night Financing Rate.
#	Variable rate security. The interest rate represents the rate in effect at September 30, 2021.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At September 30, 2021, the total value of Rule 144A securities was $34,170,853 which represents 1.44% of net assets.
(a)	Unaudited.
(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	This investment has been rated by Fitch IBCA.
(d)	Defaulted (non-income producing security).
(e)	The interest rate reset date shown represents the date on which the Fund has the right to sell a Variable Rate Demand Note (“VRDN”) back to the issuer for Principal Amount. The interest rate on the VRDN is generally reset daily based on the SIFMA Municipal Swap Index.

42	See Notes to Financial Statements.

Schedule of Investments (concluded)

SHORT DURATION TAX FREE FUND September 30, 2021

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$–	$2,042,284,134	$–	$2,042,284,134
Short-Term Investments
Variable Rate Demand Notes	–	307,751,000	–	307,751,000
Total	$–	$2,350,035,134	$–	$2,350,035,134

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the fiscal year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	43

Schedule of Investments

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

LONG-TERM INVESTMENTS 98.07%

MUNICIPAL BONDS 98.07%

Corporate-Backed 8.47%
AL IDA–Office Max	6.45%	#(b)	12/1/2023	B1		$2,300	$2,302,997
Allegheny Co IDA–US Steel	4.875%		11/1/2024	B		4,300	4,704,353
AZ IDA	3.625%		5/20/2033	BBB		14,508	16,212,181
Build NYC Res Corp–Pratt Paper AMT†	4.50%		1/1/2025	NR		3,475	3,719,897
Build NYC Res Corp–Pratt Paper AMT†	5.00%		1/1/2035	NR		550	613,081
Burke Co Dev–Oglethorpe Power	1.50%	#(b)	1/1/2040	BBB+		3,750	3,852,138
CA Muni Fin–Waste Mgmt AMT	2.40%	#(b)	10/1/2044	A-		9,850	10,600,729
CA Poll Ctl–Waste Mgmt AMT	3.00%		11/1/2025	A-		9,850	10,796,038
Chandler AZ IDA–Intel Corp AMT	2.70%	#(b)	12/1/2037	A+		7,250	7,544,065
Citizens Property Insurance Corp	5.00%		6/1/2022	A+		12,500	12,594,860
Downtown Doral CDD†	4.25%		12/15/2028	NR		250	270,443
Downtown Doral CDD†	4.75%		12/15/2038	NR		625	718,385
FL DFC–Waste Pro AMT†	5.00%		5/1/2029	NR		1,640	1,754,720
Gloucester Co Poll Ctl–Logan AMT	5.00%		12/1/2024	BBB-		1,190	1,271,049
Granite City IL–Waste Mgmt AMT	1.25%	#(b)	5/1/2027	A-		5,120	5,119,987
Greater Orlando Aviation–Jet Blue	5.00%		11/15/2026	NR		2,980	3,141,935
Hoover IDA–US Steel AMT	6.375%	#(b)	11/1/2050	B		10,850	13,755,308
Houston Arpt–United Airlines AMT	4.00%		7/1/2041	B-	(c)	1,950	2,077,891
Houston Arpt–United Airlines AMT	4.00%		7/15/2041	B-	(c)	5,700	6,075,504
Houston Arpt–United Airlines AMT	5.00%		7/1/2029	Ba3		2,295	2,500,043
IA Fin Auth–Alcoa	4.75%		8/1/2042	BB+		1,250	1,280,449
IA Fin Auth–Iowa Fertilizer Co	3.125%		12/1/2022	BB-		1,125	1,142,645
IA Fin Auth–Iowa Fertilizer Co	5.25%		12/1/2025	BB-		10,000	10,824,437
IN Fin Auth–OVEC	2.50%		11/1/2030	Ba1		1,000	1,009,111
IN Fin Auth–OVEC	3.00%		11/1/2030	Ba1		2,600	2,740,061
IN Fin Auth–OVEC	3.00%		11/1/2030	Ba1		3,000	3,161,609
IN Fin Auth–OVEC	3.00%		11/1/2030	Ba1		9,850	10,380,618
IN Fin Auth–US Steel	4.125%		12/1/2026	B		1,625	1,792,235
IN Fin Auth–US Steel AMT	6.75%		5/1/2039	B		1,500	1,982,357
Indianapolis Local Pub Impt–IND Arpt AMT	5.00%		1/1/2026	A1		9,425	10,732,165
Indianapolis Local Pub Impt–IND Arpt AMT	5.00%		1/1/2027	A1		8,300	9,439,656
LA Citizens Property Insurance Corp (AGM)	5.00%		6/1/2022	AA		2,000	2,063,229
LA Env Facs–Entergy	2.50%		4/1/2036	A		7,500	7,622,001
LA Env Facs–Westlake Chem	3.50%		11/1/2032	BBB		18,770	20,712,068

44	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Corporate-Backed (continued)
LA St John Parish–Marathon Oil	2.125%	#(b)	6/1/2037	BBB-	$6,850	$7,076,701
LA St John Parish–Marathon Oil	2.20%	#(b)	6/1/2037	BBB-	12,500	13,062,602
LA St John Parish–Marathon Oil	2.375%	#(b)	6/1/2037	BBB-	5,975	6,291,951
Liberty Dev Corp–Goldman Sachs	5.25%		10/1/2035	A2	15,010	21,138,748
Love Field Arpt–Southwest Airlines	5.00%		11/1/2028	Baa1	1,800	1,885,840
MA DFA–Waste Mgmt AMT†	1.25%	#(b)	5/1/2027	A-	3,250	3,249,992
Matagorda Co Nav Dist–AEP TX Central	2.60%		11/1/2029	A-	3,800	4,073,337
Matagorda Co Nav Dist–AEP TX Central	4.00%		6/1/2030	A-	8,000	8,323,667
Matagorda Co Nav Dist–AEP TX Central (AMBAC)	4.40%		5/1/2030	A-	3,500	4,239,155
MD EDC–Chesapeake Bay Hyatt(d)	5.00%		12/1/2016	NR	2,570	1,542,000
Met Govt Nashville & Davidson Cnty	4.00%		7/1/2034	AA	10,000	11,853,571
MI Strategic Fd–Waste Mgmt	0.58%	#(b)	8/1/2027	A-	3,000	2,988,272
MI Strategic Fund–GPK AMT	4.00%	#(b)	10/1/2061	BB	3,140	3,490,585
Mission Econ Dev Corp–Natgasoline AMT†	4.625%		10/1/2031	BB-	10,000	10,516,725
Nez Perce Co Poll Ctl–Potlatch	2.75%		10/1/2024	BBB-	10,500	11,100,872
NH National Fin Auth–Covanta†	3.625%	#(b)	7/1/2043	B1	980	1,033,486
NH National Fin Auth–Covanta AMT†	3.75%	#(b)	7/1/2045	B1	1,970	2,085,603
NH National Fin Auth–Covanta AMT†	4.00%		11/1/2027	B1	4,225	4,418,510
NH National Fin Auth–Hsg Sec	4.125%		1/20/2034	NR	4,887	5,814,962
Niagara Area Dev Corp–Covanta†	3.50%		11/1/2024	B1	4,650	4,835,373
Niagara Area Dev Corp–Covanta AMT†	4.75%		11/1/2042	B1	5,500	5,749,744
NJ EDA–Continental Airlines	5.25%		9/15/2029	Ba3	11,320	11,801,342
NJ EDA–Continental Airlines	5.50%		6/1/2033	Ba3	1,500	1,613,490
NJ EDA–Sch Facs	5.00%		6/15/2030	Baa1	2,000	2,407,210
NJ EDA–Sch Facs	5.00%		6/15/2033	Baa1	2,000	2,397,787
NY Energy RDA–NYSEGC	3.50%		10/1/2029	A-	8,200	9,460,063
NY Env Facs–Casella Waste AMT	2.75%	#(b)	9/1/2050	B	1,600	1,678,681
NY Env Facs–Casella Waste AMT†	2.875%	#(b)	12/1/2044	B	2,000	2,143,657
NY Liberty Dev Corp–3 WTC†	5.15%		11/15/2034	NR	1,875	2,093,350
NY Liberty Dev Corp–3 WTC†	7.25%		11/15/2044	NR	1,920	2,132,366
NY Trans Dev Corp–American Airlines AMT	5.00%		8/1/2026	B-	3,000	3,006,129
NY Trans Dev Corp–American Airlines AMT	5.25%		8/1/2031	B-	2,160	2,567,452
NY Trans Dev Corp–American Airlines AMT	5.375%		8/1/2036	B-	1,850	2,330,590
NYC IDA–TRIPS	5.00%		7/1/2022	BBB+	2,330	2,401,905
NYC IDA–TRIPS	5.00%		7/1/2028	BBB+	3,500	3,601,196

See Notes to Financial Statements.	45

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Corporate-Backed (continued)
OH Air Dev Auth–AEP	1.90%	#(b)	5/1/2026	BBB+	$3,285	$3,392,387
OH Air Dev Auth–AEP	2.40%	#(b)	12/1/2038	BBB+	4,500	4,720,441
OH Air Dev Auth–AEP AMT	2.50%	#(b)	11/1/2042	BBB+	5,800	6,299,912
OH Air Dev Auth–AEP AMT	2.60%	#(b)	6/1/2041	BBB+	19,250	20,230,901
OH Air Dev Auth–OVEC	3.25%		9/1/2029	Ba1	1,500	1,611,837
OH Air Quality–Pratt Paper AMT†	3.75%		1/15/2028	NR	1,500	1,670,071
OH Air Quality–Pratt Paper AMT†	4.25%		1/15/2038	NR	4,955	5,669,596
OK DFA–Waste Mgmt	2.375%	#(b)	12/1/2021	A-	1,665	1,670,723
PA Econ Dev–Waste Mgmt AMT	0.58%	#(b)	8/1/2037	A-	5,500	5,478,499
PA EDA–Consol Energy AMT†	9.00%	#(b)	4/1/2051	CCC	2,375	2,908,716
PA EDA–Covanta AMT†	3.25%		8/1/2039	B1	1,035	1,065,162
PA EDA–Procter & Gamble AMT	5.375%		3/1/2031	AA-	1,365	1,815,065
Parish of St James–Nustar Logistics†	6.10%	#(b)	6/1/2038	BB-	2,860	3,727,004
Parish of St James–Nustar Logistics†	6.10%	#(b)	12/1/2040	BB-	3,000	3,909,444
Phenix City–Meadwestvaco AMT	4.125%		5/15/2035	BBB	1,500	1,541,965
Port Beaumont Nav Dis–Jefferson Rail AMT†	2.75%		1/1/2036	NR	3,125	3,088,553
Port Beaumont Nav Dis–Jefferson Rail AMT†	2.875%		1/1/2041	NR	2,420	2,379,440
Richland Co Env Impt–Intl Paper	3.875%		4/1/2023	BBB	6,715	7,060,628
Rockdale Co Dev Auth–Pratt Paper AMT†	4.00%		1/1/2038	NR	5,205	5,874,790
Salem Co Poll Ctl–Chambers AMT	5.00%		12/1/2023	BBB	4,750	4,990,550
Selma IDB–Intl Paper	2.00%	#(b)	11/1/2033	BBB	1,000	1,042,487
Sky Harbour Capital Aviation AMT	4.00%		7/1/2036	NR	5,000	5,125,061
St Charles Parish–Valero Energy	4.00%	#(b)	12/1/2040	BBB	10,435	10,678,046
St James Parish–Nustar Logistics†	5.85%	#(b)	8/1/2041	BB-	1,000	1,135,893
Tuscaloosa IDA–Hunt Refining†	5.25%		5/1/2044	NR	3,950	4,577,123
VA Small Bus Fing–Covanta AMT†	5.00%	#(b)	1/1/2048	B	440	462,625
Valparaiso Facs–Pratt Paper AMT	5.875%		1/1/2024	NR	535	571,560
Valparaiso Facs–Pratt Paper AMT	6.75%		1/1/2034	NR	5,000	5,581,086
Warren Co–Intl Paper	2.90%	#(b)	9/1/2032	BBB	7,500	7,853,224
West Pace Coop Dist(d)	9.125%		5/1/2039	NR	4,900	3,724,000	(e)
Whiting Env Facs–BP AMT	5.00%	#(b)	11/1/2045	A2	6,855	7,195,941
WI PFA–American Dream†	5.00%		12/1/2027	NR	5,820	6,144,358
WI PFA–American Dream†	6.75%		12/1/2042	NR	5,000	5,621,730
WI PFA–Celanese AMT	5.00%		12/1/2025	BBB	6,500	7,536,158
WI PFA–Sky Harbour AMT	4.00%		7/1/2041	NR	2,500	2,568,861
WI PFA–TRIPS AMT	5.00%		7/1/2042	BBB+	1,075	1,102,475
WI PFA–TRIPS AMT	5.25%		7/1/2028	BBB+	3,750	3,859,372

46	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Corporate-Backed (continued)
WI PFA–Waste Mgmt AMT	1.10%	#(b)	7/1/2029	A-	$13,000	$13,011,739
Yavapai Co IDA–Waste Mgmt AMT	1.30%	#(b)	6/1/2027	A-	4,500	4,512,235
Total						560,324,817

Education 3.87%
Barrington Cmnty Unit Sch Dist No 220	3.00%		12/1/2032	AAA	6,310	7,068,773
CA Fin Auth–Biola Univ	5.00%		10/1/2028	Baa1	420	454,055
CA Fin Auth–Biola Univ	5.00%		10/1/2030	Baa1	430	463,013
CA Sch Fin–Aspire†	5.00%		8/1/2036	NR	125	146,388
CA Sch Fin–Aspire†	5.00%		8/1/2036	BBB	1,475	1,670,980
CA Sch Fin–Green Dot Charter†	5.00%		8/1/2045	BBB-	1,805	1,992,129
CA State Univ Sys	5.00%		11/1/2026	Aa2	2,750	3,255,608
Cap Trust Ed–Renaissance Charter†	5.00%		6/15/2039	NR	2,160	2,356,771
Chicago Brd Ed	5.00%		12/1/2034	BB	3,000	3,586,382
Chicago Brd Ed	5.00%		12/1/2036	BB	9,000	10,725,818
Cleveland State Univ	5.00%		6/1/2024	A+	1,775	1,788,040
Clifton Higher Ed–Intl Ldrshp Sch	5.125%		8/15/2030	NR	3,500	3,995,742
CT Hlth & Ed–Quinnipiac Univ	5.00%		7/1/2033	A-	8,230	9,322,097
Dutchess Co LDC–Bard College†	5.00%		7/1/2040	BB+	1,150	1,396,605
Dutchess Co LDC–Bard College†	5.00%		7/1/2045	BB+	2,000	2,399,053
Frederick Co Ed Fac–Mount St Mary’s Univ†	5.00%		9/1/2027	BB+	2,000	2,216,160
Frederick Co Ed Fac–Mount St Mary’s Univ†	5.00%		9/1/2032	BB+	2,400	2,713,530
Fulton Co Dev–GA Tech Athletic Assoc	5.00%		10/1/2022	A2	215	225,004
IL Fin Auth–IL Inst of Tech	4.00%		9/1/2035	Baa3	2,600	2,972,444
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2030	Baa3	625	785,425
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2031	Baa3	600	748,946
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2032	Baa3	500	620,770
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2033	Baa3	1,000	1,236,542
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2034	Baa3	2,620	3,233,214
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2036	Baa3	3,225	3,961,148
IL Fin Auth–Loyola Univ Chicago	5.00%		7/1/2025	A+	8,620	8,926,712
IL Fin Auth–Noble Chtr Sch	5.00%		9/1/2025	BBB	1,225	1,340,313
IL Fin Auth–Univ Chicago	5.00%		10/1/2030	Aa2	8,000	9,067,656
Lincoln Co–Augustana College	4.00%		8/1/2041	BBB-	500	558,462
MA DFA–Emerson Clg	5.00%		1/1/2026	BBB+	5,135	5,824,503
MA DFA–Emerson Clg	5.00%		1/1/2027	BBB+	2,700	3,046,771
MA DFA–Emerson Clg	5.00%		1/1/2028	BBB+	1,810	2,032,792

See Notes to Financial Statements.	47

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Education (continued)
MA DFA–Emmanuel College	5.00%	10/1/2032	Baa2	$5,000	$5,886,945
Marietta Dev Auth–Life Univ†	5.00%	11/1/2037	Ba3	1,500	1,672,497
Nova Southeastern Univ	5.00%	4/1/2037	A-	5,000	6,007,194
Nova Southeastern Univ	5.00%	4/1/2038	A-	2,500	2,998,017
NV Dept of Bus & Ind–Somerset Academy†	4.50%	12/15/2029	BB	640	704,905
NV Dept of Bus & Ind–Somerset Academy†	5.00%	12/15/2038	BB	1,000	1,105,294
NY Dorm–Montefiore	4.00%	9/1/2039	BBB-	2,300	2,630,295
NY Dorm–Mt Sinai Sch Med	5.00%	7/1/2026	A-	5,000	5,795,529
NY Dorm–Mt Sinai Sch Med	5.00%	7/1/2027	A-	10,000	11,542,494
NY Dorm–Pace Univ	5.00%	5/1/2023	BBB-	980	1,048,707
NY Dorm–Pace Univ	5.00%	5/1/2026	BBB-	980	1,042,656
NY Dorm–PIT	4.00%	2/15/2034	AA+	5,000	5,716,984
NY Dorm–SUNY	5.00%	7/1/2026	Aa3	2,000	2,327,086
NY Dorm–SUNY	5.00%	7/1/2027	Aa3	4,880	5,658,209
NY Dorm–SUNY	5.00%	7/1/2027	Aa3	500	580,003
NY Dorm–SUNY	5.00%	7/1/2028	Aa3	4,110	4,754,353
NY Dorm–SUNY	5.00%	7/1/2029	Aa3	2,750	3,183,381
Penn State Univ	5.00%	9/1/2037	Aa1	2,545	3,255,767
Pima IDA–American Leadership Acad†	4.75%	6/15/2037	NR	4,500	4,550,317
Private Clgs & Univs Auth–SCAD	5.00%	4/1/2029	A3	1,500	1,648,068
Private Clgs & Univs Auth–SCAD	5.00%	4/1/2031	A3	1,360	1,486,375
Troy Cap Res Corp–RPI	5.00%	8/1/2024	A3	1,000	1,127,110
Troy Cap Res Corp–RPI	5.00%	8/1/2025	A3	2,630	3,058,714
Troy Cap Res Corp–RPI	5.00%	8/1/2026	A3	1,000	1,175,522
Troy Cap Res Corp–RPI	5.00%	8/1/2027	A3	1,600	1,871,093
Univ of Connecticut	5.00%	11/1/2032	Aa3	3,740	4,675,208
Univ of CT	5.00%	4/15/2031	Aa3	8,605	10,643,354
Univ of CT	5.00%	4/15/2035	Aa3	5,350	6,551,790
Univ of Houston	5.00%	2/15/2029	AA	10,280	12,071,699
Univ of Illinois (AGM)	4.00%	4/1/2033	AA	4,905	5,664,334
Univ of Illinois (AGM)	4.00%	4/1/2034	AA	5,100	5,874,058
Univ of North Carolina–Wilmington	5.00%	6/1/2023	A1	2,435	2,625,522
Univ of North Carolina–Wilmington	5.00%	6/1/2024	A1	2,560	2,870,264
University of CA	4.00%	5/15/2038	AA-	7,500	9,008,225
VA Clg Bldg Auth	4.00%	9/1/2035	AA+	8,795	10,296,582
Wayne State Univ	4.00%	11/15/2034	Aa3	3,900	4,386,789
Total					255,627,186

48	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Energy 0.57%
PEFA Gas–Goldman Sachs	5.00%	#(b)	9/1/2049	A3	$32,000	$37,914,042

Financial Services 0.29%
Berks Co IDA–Tower Hlth	4.00%		11/1/2031	BB-	2,280	2,424,302
Berks Co IDA–Tower Hlth	5.00%		11/1/2030	BB-	1,315	1,490,667
MA Ed Fin Auth AMT	3.625%		7/1/2034	AA	7,250	7,593,724
NJ Higher Ed Assistance Auth AMT	3.75%		12/1/2030	Aaa	2,250	2,405,334
NJ Higher Ed Assistance Auth AMT	4.00%		12/1/2032	Aaa	2,575	2,742,380
NJ Higher Ed Assistance Auth AMT	4.00%		12/1/2034	Aaa	2,300	2,449,504
Total						19,105,911

General Obligation 18.00%
Barrington SD	4.00%		12/1/2036	AAA	2,650	3,127,912
Barrington SD	4.00%		12/1/2038	AAA	6,315	7,377,403
Barrington SD	4.00%		12/1/2039	AAA	2,000	2,331,393
Bay Area Rapid Transit Dist	2.00%		8/1/2040	Aaa	7,500	7,219,216
Bay Area Rapid Transit Dist	3.00%		8/1/2038	Aaa	1,500	1,628,379
Bellwood GO	5.875%		12/1/2027	A	5,000	5,328,723
Bellwood GO	6.15%		12/1/2032	A	3,770	4,028,473
CA State GO	3.00%		10/1/2033	Aa2	14,150	15,831,142
CA State GO	3.00%		11/1/2035	Aa2	3,250	3,628,908
CA State GO	4.00%		3/1/2036	Aa2	21,330	25,474,718
CA State GO	4.00%		10/1/2036	Aa2	5,000	5,992,868
CA State GO	4.00%		3/1/2046	Aa2	3,500	4,081,182
CA State GO	5.00%		10/1/2027	Aa2	10,000	10,706,733
CA State GO	5.00%		4/1/2029	Aa2	8,000	10,317,524
CA State GO	5.00%		9/1/2030	Aa2	10,000	11,702,109
CA State GO	5.00%		10/1/2030	Aa2	7,025	8,922,051
CA State GO	5.00%		4/1/2032	Aa2	13,850	18,819,904
CA State GO	5.00%		12/1/2034	Aa2	3,000	3,930,921
CA State GO (AGM)	5.25%		8/1/2032	AA	10,000	13,799,748
Chabot/Las Positas CCD	5.00%		8/1/2023	AA	3,000	3,264,743
Chabot-Las Positas CCD	3.00%		8/1/2035	AA	2,750	3,013,696
Chabot-Las Positas CCD	3.00%		8/1/2036	AA	1,250	1,363,934
Chabot-Las Positas CCD	3.00%		8/1/2037	AA	2,500	2,712,600
Chabot-Las Positas CCD	3.00%		8/1/2038	AA	2,500	2,695,019
Chicago Brd Ed	5.00%		12/1/2029	BB	3,000	3,712,049
Chicago Brd Ed	5.00%		12/1/2030	BB	3,500	4,388,350

See Notes to Financial Statements.	49

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

General Obligation (continued)
Chicago Brd Ed	5.00%	12/1/2030	BB	$5,100	$6,291,479
Chicago Brd Ed	5.00%	12/1/2030	BB	5,000	6,035,467
Chicago Brd Ed	5.00%	12/1/2031	BB	1,500	1,843,787
Chicago Brd Ed	5.00%	12/1/2032	BB	4,845	5,939,560
Chicago Brd Ed	5.00%	12/1/2033	BB	900	1,100,230
Chicago Brd Ed	5.00%	12/1/2033	BB	3,275	4,121,806
Chicago Brd Ed	5.00%	12/1/2034	BB	475	579,191
Chicago Brd Ed	5.00%	12/1/2034	BB	3,750	4,704,834
Chicago Brd Ed	5.00%	12/1/2035	BB	450	547,832
Chicago Brd Ed	5.00%	12/1/2036	BB	1,000	1,249,203
Chicago Brd Ed	5.00%	12/1/2039	BB	2,340	2,899,515
Chicago Brd Ed	5.00%	12/1/2046	BB	7,500	8,990,212
Chicago Brd Ed†	6.75%	12/1/2030	BB	5,000	6,602,746
Chicago Brd Ed (AGM)	5.00%	12/1/2027	AA	2,100	2,584,647
Chicago Brd Ed (AGM)	5.00%	12/1/2027	AA	2,860	3,487,673
Chicago Brd Ed (AGM)	5.00%	12/1/2029	AA	4,120	5,151,064
Chicago Brd Ed (AGM)	5.00%	12/1/2030	AA	2,500	3,106,566
Chicago Brd Ed (AGM)	5.00%	12/1/2032	AA	1,250	1,543,570
Chicago Brd Ed (AGM)	5.00%	12/1/2035	AA	3,000	3,678,850
Chicago GO	5.00%	1/1/2022	BBB+	7,770	7,856,475
Chicago GO	5.00%	1/1/2024	BBB+	15,000	16,441,255
Chicago GO	5.00%	1/1/2025	BBB+	7,000	7,924,440
Chicago GO	5.00%	1/1/2028	BBB+	6,900	8,429,807
Chicago GO	5.00%	1/1/2029	BBB+	7,750	9,652,770
Chicago GO	5.00%	1/1/2030	BBB+	2,000	2,535,869
Chicago GO	5.00%	1/1/2031	BBB+	2,210	2,525,833
Chicago GO	5.00%	1/1/2034	BBB+	7,625	8,202,325
Chicago GO	5.125%	1/1/2027	BBB+	3,100	3,503,379
Chicago GO	5.25%	1/1/2028	BBB+	3,845	4,346,316
Chicago GO	5.25%	1/1/2029	BBB+	2,025	2,280,277
Chicago GO	5.50%	1/1/2037	BBB+	1,250	1,409,292
Chicago GO	5.50%	1/1/2049	BBB+	3,750	4,569,150
Chicago GO	5.625%	1/1/2030	BBB+	1,835	2,235,070
Chicago GO	5.75%	1/1/2033	BBB+	7,000	8,524,036
Chicago GO	6.00%	1/1/2038	BBB+	15,890	19,491,559
Chicago GO (NPFGC)(FGIC)	Zero Coupon	1/1/2031	BBB+	2,260	1,875,548
Chicago Met Water Reclmtn Dist	5.00%	12/1/2027	AA	4,600	5,628,106

50	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

General Obligation (continued)
Chicago Met Water Reclmtn Dist	5.00%	12/1/2028	AA	$6,715	$8,200,514
City of Schaumburg	3.00%	12/1/2031	AAA	1,300	1,370,184
City of Skokie	3.00%	12/1/2029	Aa2	1,080	1,198,552
Clackamas Co Sch Dist–North Clackamas	5.00%	6/15/2025	AA+	1,450	1,634,187
Clark Co GO	4.00%	11/1/2035	AA+	2,395	2,649,552
Clark Co GO	4.00%	6/1/2037	AA+	6,890	8,078,126
Clark Co GO	5.00%	11/1/2027	AA+	10,775	12,458,486
Clark Co Sch Dist (BAM)	5.00%	6/15/2029	AA	5,000	6,433,866
Clark Co SD	4.00%	6/15/2032	A+	9,845	12,014,613
Clark Co SD	5.00%	6/15/2030	A+	8,470	11,062,199
Clark Co SD (AGM)	4.00%	6/15/2036	AA	1,250	1,480,569
Clark Co SD (AGM)	5.00%	6/15/2028	AA	1,000	1,260,822
Clark Co SD (AGM)	5.00%	6/15/2029	AA	1,750	2,251,853
Clark Co SD (AGM)	5.00%	6/15/2031	AA	650	848,030
Clark Co SD (AGM)	5.00%	6/15/2033	AA	1,380	1,779,085
Cook Co GO	5.00%	11/15/2021	A+	5,000	5,027,767
Cook Co GO	5.00%	11/15/2025	A+	6,000	6,308,623
Cook Co GO	5.00%	11/15/2031	A+	3,650	4,781,805
Cook Co GO	5.00%	11/15/2032	A+	2,400	3,133,900
Cook Co GO	5.00%	11/15/2033	A+	2,350	3,055,677
Cook Co GO	5.25%	11/15/2023	A+	10,510	10,570,088
CT State GO	4.00%	1/15/2029	Aa3	10,000	12,143,269
CT State GO	4.00%	1/15/2034	Aa3	7,230	8,641,665
CT State GO	4.00%	1/15/2036	Aa3	20,000	23,643,044
CT State GO	4.00%	4/15/2037	Aa3	1,825	2,141,857
CT State GO	4.00%	6/15/2037	Aa3	775	900,767
CT State GO	5.00%	10/15/2028	Aa3	12,500	15,112,080
CT State GO	5.00%	1/15/2030	Aa3	12,500	16,328,440
CT State GO	5.00%	6/15/2032	Aa3	2,000	2,495,790
CT State GO	5.00%	11/15/2033	Aa3	3,000	3,503,890
CT State GO	5.00%	6/15/2034	Aa3	1,100	1,365,475
CT State GO	5.00%	6/15/2035	Aa3	1,125	1,394,090
CT State GO	5.00%	4/15/2036	Aa3	1,150	1,439,462
Eaton Area Pk & Rec Dist	5.50%	12/1/2030	NR	240	254,448
Fresno USD (NPFGC)(FGIC)	5.25%	2/1/2024	A+	3,285	3,647,465
Geneva USD	5.00%	1/1/2028	AA+	1,125	1,368,854
Geneva USD	5.00%	1/1/2029	AA+	2,200	2,668,076

See Notes to Financial Statements.	51

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

General Obligation (continued)
Geneva USD	5.00%	1/1/2030	AA+	$1,400	$1,692,204
HI Harbor System AMT	4.00%	7/1/2035	Aa3	1,325	1,561,580
HI State GO	5.00%	8/1/2026	AA+	7,590	8,566,215
Houston GO	5.00%	3/1/2024	AA	2,000	2,227,474
Howard Co GO	3.00%	8/15/2036	AAA	1,910	2,083,351
Howard Co GO	3.00%	8/15/2037	AAA	2,255	2,453,527
IL State GO	4.00%	10/1/2034	BBB	5,000	5,789,369
IL State GO	4.00%	10/1/2035	BBB	5,000	5,775,617
IL State GO	4.00%	3/1/2038	BBB	1,125	1,294,042
IL State GO	4.00%	3/1/2039	BBB	2,100	2,408,095
IL State GO	5.00%	7/1/2022	BBB	6,500	6,725,631
IL State GO	5.00%	8/1/2023	BBB	5,350	5,792,925
IL State GO	5.00%	8/1/2024	BBB	14,565	15,113,725
IL State GO	5.00%	11/1/2027	BBB	5,000	5,935,429
IL State GO	5.00%	2/1/2028	BBB	13,620	16,237,030
IL State GO	5.00%	11/1/2029	BBB	2,800	3,307,102
IL State GO	5.00%	3/1/2032	BBB	3,450	4,391,443
IL State GO	5.00%	10/1/2032	BBB	6,300	7,629,001
IL State GO	5.00%	10/1/2033	BBB	1,300	1,568,043
IL State GO	5.00%	10/1/2033	BBB	5,000	6,030,935
IL State GO	5.00%	3/1/2034	BBB	4,000	5,043,978
IL State GO	5.00%	3/1/2036	BBB	3,250	4,072,839
IL State GO	5.00%	5/1/2036	BBB	7,480	8,882,170
IL State GO	5.25%	5/1/2023	BBB	5,000	5,379,517
IL State GO	5.25%	7/1/2030	BBB	5,430	5,817,428
IL State GO	5.25%	2/1/2034	BBB	3,295	3,610,538
IL State GO	5.50%	5/1/2030	BBB	6,395	8,341,868
IL State GO	5.50%	7/1/2038	BBB	5,000	5,336,341
IL State GO	5.50%	5/1/2039	BBB	11,000	13,917,851
LA State GO	5.00%	5/1/2028	AA-	11,180	12,903,087
LA State GO	5.00%	3/1/2031	AA-	5,000	6,368,090
Lake Cnty IL Sch Dist #113	4.00%	1/1/2032	Aaa	4,130	4,853,127
Lake Co GO	3.50%	11/30/2031	AAA	1,825	1,947,490
Lane Co Sch Dist #4J	4.00%	6/15/2034	Aa1	9,000	9,901,534
Lubbock GO	5.00%	2/15/2026	AA+	11,810	13,611,800
Luzerne Co GO (AGM)	5.00%	11/15/2022	AA	2,250	2,361,719
Luzerne Co GO (AGM)	5.00%	11/15/2023	AA	2,500	2,724,927

52	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

General Obligation (continued)
Luzerne Co GO (AGM)	5.00%	11/15/2024	AA	$4,000	$4,515,771
MD State GO	5.00%	8/1/2033	AAA	7,500	10,064,358
Memphis TN GO	4.00%	5/1/2038	AA	6,395	7,444,060
MI Strategic Fund–I-75 AMT (AGM)	4.25%	12/31/2038	AA	2,500	2,921,216
Miami-Dade Co GO	5.00%	7/1/2038	AA	4,830	6,108,998
Nassau Co GO (AGM)	4.00%	4/1/2034	AA	3,130	3,790,719
Nassau Co GO (AGM)	4.00%	4/1/2035	AA	2,415	2,911,995
Nassau Co GO (AGM)	4.00%	4/1/2036	AA	4,030	4,832,111
Nassau Co GO (AGM)	4.00%	4/1/2037	AA	4,680	5,584,342
Nassau Co GO (AGM)	5.00%	1/1/2026	AA	10,000	11,846,629
NJ State GO	2.00%	6/1/2027	A3	12,635	13,282,267
NJ State GO	4.00%	6/1/2030	A3	10,000	12,197,564
NJ State GO	4.00%	6/1/2031	A3	15,255	18,758,994
NJ State GO	4.00%	6/1/2032	A3	12,680	15,760,011
NJ State GO	5.00%	6/1/2026	A3	10,000	11,950,161
NJ State GO	5.00%	6/1/2027	A3	3,650	4,479,468
NJ State GO	5.00%	6/1/2029	A3	5,000	6,091,755
NV State GO	5.00%	11/1/2026	AA+	7,500	8,706,538
NY Dorm–Sch Dist (AGM)	5.00%	10/1/2023	AA	2,500	2,722,494
NY Dorm–Sch Dist (AGM)	5.00%	10/1/2031	AA	5,370	6,765,828
NYC GO	4.00%	8/1/2036	AA	6,000	7,132,625
NYC GO	4.00%	8/1/2037	AA	2,500	2,960,663
NYC GO	5.00%	10/1/2021	AA	6,000	6,000,000
NYC GO	5.00%	8/1/2022	AA	220	220,801
NYC GO	5.00%	8/1/2025	AA	12,000	13,028,980
NYC GO	5.00%	8/1/2026	AA	5,235	5,317,811
NYC GO	5.00%	8/1/2030	AA	7,000	9,190,279
NYC GO	5.00%	8/1/2032	AA	1,750	2,201,064
NYC GO	5.00%	10/1/2032	AA	3,500	4,477,954
NYC GO	5.00%	10/1/2033	AA	4,500	5,739,559
NYC IDA–Yankee Stadium (AGM)	3.00%	3/1/2040	AA	5,000	5,365,982
Oyster Bay GO (AGM)	2.00%	3/1/2030	AA	2,125	2,158,288
Oyster Bay GO (AGM)	2.00%	3/1/2031	AA	2,040	2,048,789
Oyster Bay GO (AGM)	2.00%	3/1/2033	AA	1,415	1,401,343
PA State GO	4.00%	3/1/2035	Aa3	12,500	14,438,069
PA State GO	4.00%	3/1/2038	Aa3	8,020	9,181,885
PA State GO	5.00%	1/15/2028	Aa3	10,000	12,180,494

See Notes to Financial Statements.	53

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

General Obligation (continued)
PA State GO	5.00%		5/15/2030	Aa3	$6,500	$8,563,747
Perris UHSD (AGM)	4.00%		9/1/2037	AA	2,000	2,379,993
Perris UHSD (AGM)	4.00%		9/1/2039	AA	5,050	5,981,635
Perris UHSD (AGM)	4.00%		9/1/2040	AA	1,935	2,287,357
Philadelphia GO	5.00%		2/1/2030	A	2,750	3,516,035
Philadelphia GO	5.00%		2/1/2031	A	2,500	3,187,553
Philadelphia GO	5.00%		2/1/2032	A	1,750	2,223,068
Philadelphia GO	5.00%		2/1/2033	A	2,500	3,168,676
Philadelphia Sch Dist	5.00%		9/1/2026	A2	500	600,644
Philadelphia Sch Dist	5.00%		9/1/2027	A2	600	739,681
Philadelphia Sch Dist	5.00%		9/1/2028	A2	500	630,371
Philadelphia Sch Dist	5.00%		9/1/2030	A2	2,500	3,203,007
Philadelphia Sch Dist	5.00%		9/1/2031	A2	2,500	3,188,955
Philadelphia Sch Dist	5.00%		9/1/2032	A2	3,200	4,072,445
Philadelphia Sch Dist (AGM)	5.00%		6/1/2030	AA	5,000	6,024,270
Philadelphia Sch Dist (AGM)	5.00%		6/1/2031	AA	5,000	6,021,470
Pierce Sch Dist No 403 Bethel	5.00%		12/1/2032	Aaa	5,350	6,826,864
PR Comwlth GO(d)	8.00%		7/1/2035	NR	20,250	17,516,250
PR Comwlth GO (AGM)	5.00%		7/1/2035	AA	2,115	2,135,764
PR Comwlth GO (AGM)	5.25%		7/1/2024	AA	855	862,959
PR Comwlth GO TCRS (AMBAC)	4.50%		7/1/2023	NR	570	570,861
PR Pub Bldg Auth GTD (AMBAC)	10.00%	#(b)	7/1/2035	NR	4,245	4,469,827
Reedy Creek Impt Dist GO	4.00%		6/1/2031	AA-	2,240	2,576,339
RI State GO	5.00%		8/1/2029	AA	7,500	9,251,960
Romeoville GO	4.00%		12/30/2036	Aa2	4,725	5,547,082
Romeoville GO	4.00%		12/30/2037	Aa2	3,800	4,446,896
Suffolk Co GO (BAM)	2.00%		6/15/2033	AA	7,555	7,423,823
VT EDA–Casella Waste AMT†	4.625%	#(b)	4/1/2036	B	750	883,393
Wake Co Ltd Ob	4.00%		12/1/2031	AA+	5,000	5,784,710
WI PFA–American Dream†	7.00%		12/1/2050	NR	4,000	4,527,756
Total						1,189,986,905

Health Care 12.29%
Allegheny Co Hosp Auth–UPMC	4.00%		7/15/2038	A	4,950	5,756,253
Allegheny County Health Network	5.00%		4/1/2030	A	4,750	5,864,210
Allegheny County Health Network	5.00%		4/1/2031	A	6,000	7,372,181
Antelope Valley Hlth	5.00%		3/1/2031	BBB	7,000	7,791,584

54	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Health Care (continued)
AR DFA–Baptist Mem Hlth	1.60% (MUNIPSA * 1 + 1.55%	)#	9/1/2044	BBB+		$12,000	$12,003,260
Atlantic Beach Hlth Facs–Fleet Landing	5.00%		11/15/2028	BBB	(c)	2,020	2,167,410
AZ Hlth Facs–Phoenix Childrens Hsp	5.00%		2/1/2030	A+		6,000	6,092,308
Berks Co IDA–Tower Hlth	5.00%		11/1/2036	BB-		1,835	2,052,695
Berks Co IDA–Tower Hlth	5.00%		11/1/2037	BB-		5,075	5,665,062
Berks Co IDA–Tower Hlth	5.00%	#(b)	2/1/2040	BB-		3,000	3,261,292
Blaine Sr Hsg & Hlthcare–Crest View	5.125%		7/1/2025	NR		1,000	993,044
Bucks Co IDA–Grand View Hosp	5.00%		7/1/2030	BB+		2,075	2,583,972
Bucks Co IDA–Grand View Hosp	5.00%		7/1/2031	BB+		1,150	1,452,969
Bucks Co IDA–Grand View Hosp	5.00%		7/1/2032	BB+		1,000	1,263,723
CA Hlth–Childrens Hsp Los Angeles	5.00%		11/15/2022	BBB+		1,540	1,617,706
CA Hlth–Childrens Hsp Los Angeles	5.00%		11/15/2023	BBB+		1,000	1,053,214
CA Hlth–Childrens Hsp Los Angeles	5.00%		11/15/2024	BBB+		2,000	2,104,242
CA Hlth–Childrens Hsp Los Angeles	5.00%		11/15/2025	BBB+		4,880	5,125,952
CA Hlth–Childrens Hsp Los Angeles	5.00%		11/15/2026	BBB+		3,705	3,885,772
CA Hlth–Childrens Hsp Los Angeles	5.00%		11/15/2029	BBB+		1,300	1,357,897
CA Hlth–CommonSpirit	4.00%		4/1/2035	BBB+		3,065	3,633,844
CA Hlth–CommonSpirit	4.00%		4/1/2036	BBB+		5,000	5,906,440
CA Hlth–Lucile Packard Childrens Hsp	5.00%		8/15/2032	A+		1,250	1,488,674
CA Hlth–Sutter Hlth	5.00%		11/15/2032	A1		2,000	2,479,692
CA Hlth–Sutter Hlth	5.00%		11/15/2033	A1		2,450	3,033,447
CA Hlth–Sutter Hlth	5.00%		11/15/2034	A1		3,350	4,142,739
CA Hlth Facs–Cedars-Sinai Med Ctr	5.00%		11/15/2026	Aa3		5,000	5,919,924
CA Muni Fin–Cmnty Med Ctrs	5.00%		2/1/2030	A-		3,305	3,790,039
CA Stwde–Loma Linda Univ Med Ctr†	5.00%		12/1/2033	BB-		1,000	1,175,252
CA Stwde–Loma Linda Univ Med Ctr†	5.25%		12/1/2038	BB-		1,500	1,768,515
Camden Co Impt Auth–Cooper Hlth	5.00%		2/15/2023	BBB+		3,000	3,182,628
Camden Co Impt Auth–Cooper Hlth	5.00%		2/15/2024	BBB+		3,730	4,114,071
Camden Co Impt Auth–Cooper Hlth	5.00%		2/15/2025	BBB+		1,250	1,378,056
Camden Co Impt Auth–Cooper Hlth	5.00%		2/15/2027	BBB+		1,000	1,097,310
City of Oroville–Oroville Hsp	5.25%		4/1/2034	B+		2,300	2,622,616
Clarke Co Hsp–Piedmont Hlth	5.00%		7/1/2029	AA-		7,090	8,429,732
Clarke Co Hsp–Piedmont Hlth	5.00%		7/1/2030	AA-		4,500	5,323,228
CO Hlth Fac Auth–CommonSpirit	4.00%		8/1/2039	BBB+		2,500	2,867,147
CO Hlth Facs–Adventhealth Obligated	4.00%		11/15/2043	AA		6,715	7,800,072
CO Hlth Facs–Valley View Hosp	2.80%	#(b)	5/15/2042	A-		2,315	2,375,031

See Notes to Financial Statements.	55

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Health Care (continued)
CO Hlth Facs Auth–Commonspirit	5.00%		8/1/2031	BBB+		$3,000	$3,789,212
CT Hlth & Ed–Griffin Hosp†	5.00%		7/1/2032	BB+		370	452,027
CT Hlth & Ed–Griffin Hosp†	5.00%		7/1/2034	BB+		225	273,255
CT Hlth & Ed–Griffin Hosp†	5.00%		7/1/2039	BB+		1,000	1,200,196
CT Hlth & Ed–Trinity Hlth Corp	5.00%		12/1/2041	AA-		5,150	6,102,357
CT Hlth & Ed Fac Auth–Nuvance Hlt	4.00%		7/1/2034	A-		1,750	2,024,837
CT Hlth & Ed Fac Auth–Nuvance Hlt	4.00%		7/1/2035	A-		2,500	2,887,018
CT Hlth & Ed Fac Auth–Nuvance Hlt	5.00%		7/1/2028	A-		5,000	6,243,982
CT Hlth & Ed Fac Auth–Nuvance Hlt	5.00%		7/1/2029	A-		5,250	6,690,277
Cuyahoga Co Hsp–Metrohealth	5.00%		2/15/2037	BBB-		5,000	5,868,022
DC Hsp–Childrens Ntl Hsp	5.00%		7/15/2026	A1		1,700	2,008,412
Decatur Hsp–Wise Hlth	5.00%		9/1/2034	BBB-		4,825	5,310,510
Decatur Hsp–Wise Hlth	5.25%		9/1/2029	BBB-		800	893,621
Duluth EDA–St Lukes Hsp	5.75%		6/15/2032	NR		4,250	4,378,811
Eisenhower Med Ctr	5.00%		7/1/2029	Baa2		900	1,090,409
Eisenhower Med Ctr	5.00%		7/1/2031	Baa2		1,500	1,808,050
Eisenhower Med Ctr	5.00%		7/1/2033	Baa2		1,000	1,202,169
Franklin Co IDA–Menno-Haven	5.00%		12/1/2031	NR		1,000	1,108,704
Franklin Co IDA–Menno-Haven	5.00%		12/1/2033	NR		1,000	1,097,465
Franklin Co IDA–Menno-Haven	5.00%		12/1/2038	NR		1,000	1,087,179
Gainesville & Hall Co Hsp–NE GA Hlth	5.00%		2/15/2033	A		9,465	12,099,263
Geisinger Health	4.00%		4/1/2039	AA-		8,000	9,253,534
Geisinger Health	5.00%	#(b)	4/1/2043	AA-		12,355	15,775,325
Glendale IDA–Beatitudes	5.00%		11/15/2036	NR		1,500	1,614,063
Greeneville Hlth–Ballad Hlth	5.00%		7/1/2035	A-		3,300	4,032,045
Greeneville Hlth–Ballad Hlth	5.00%		7/1/2036	A-		3,000	3,656,098
Greeneville Hlth–Ballad Hlth	5.00%		7/1/2037	A-		10,000	12,158,399
Guadalupe Co–Seguin City Hospital	5.25%		12/1/2035	BB		3,000	3,295,559
Harris Co Cultural Ed–Brazos	4.00%		1/1/2023	BBB-	(c)	500	510,415
Harris Co Cultural Ed–Brazos	6.375%		1/1/2033	BBB-	(c)	1,385	1,464,704
HI Dept Budget–Kahala Nui	5.00%		11/15/2027	A	(c)	1,500	1,569,077
IA Fin Auth–Iowa Fertilizer Co	5.25%	#(b)	12/1/2050	BB-		8,095	8,838,930
IL Fin Auth–Ascension Health	4.00%		2/15/2033	AA+		5,000	5,710,107
IL Fin Auth–Centegra Hlth	5.00%		9/1/2034	AA+		1,015	1,151,764
IL Fin Auth–Northshore Univ Hlth	5.00%		8/15/2031	AA-		2,000	2,618,375
IL Fin Auth–Northshore Univ Hlth	5.00%		8/15/2033	AA-		1,250	1,620,699
IL Fin Auth–Northwestern Mem Hlth	5.00%		7/15/2029	AA+		1,000	1,242,714

56	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Health Care (continued)
IL Fin Auth–Plymouth Place	5.00%		5/15/2030	BB+	(c)	$1,690	$1,955,431
IL Fin Auth–Silver Cross Hsp	5.00%		8/15/2035	A3		4,500	5,185,755
Jefferson Co Hlth–Norton Healthcare	4.00%		10/1/2039	A		1,185	1,356,820
Karnes Co Hsp Dist	5.00%		2/1/2024	A	(c)	1,075	1,137,642
Karnes Co Hsp Dist	5.00%		2/1/2034	A	(c)	1,000	1,075,438
Kirkwood IDA–Aberdeen Heights	5.25%		5/15/2037	BB	(c)	2,000	2,280,731
KS Hlth Facs–Adventhealth Obligated	5.00%	#(b)	11/15/2054	AA		7,000	8,864,194
KY EDFA–Masonic Homes	5.375%		11/15/2032	NR		2,385	2,418,708
KY EDFA–Owensboro Hlth	5.00%		6/1/2029	Baa2		4,235	5,059,310
KY EDFA–Owensboro Hlth	5.00%		6/1/2032	Baa2		6,000	7,084,199
Lakeland Regional Health	4.00%		11/15/2034	A2		4,000	4,901,428
Lakeland Regional Health	4.00%		11/15/2035	A2		3,030	3,704,861
Lakeland Regional Health	4.00%		11/15/2036	A2		3,700	4,503,603
Lakeland Regional Health	4.00%		11/15/2037	A2		2,400	2,911,288
Lakeland Regional Health	4.00%		11/15/2038	A2		2,265	2,739,846
Lakeland Regional Health	4.00%		11/15/2039	A2		2,000	2,412,208
Lee Memorial Hlth System	5.00%		4/1/2036	A+		4,535	5,623,699
Lehigh Co–Lehigh Valley Health Network	5.00%		7/1/2029	A+		4,345	5,603,627
MA DFA–Beth Israel Lahey Hlth	5.00%		7/1/2034	A		1,000	1,248,603
MA DFA–Beth Israel Lahey Hlth	5.00%		7/1/2036	A		2,000	2,480,345
MA DFA–Atrius Hlth	5.00%		6/1/2039	BBB		1,250	1,522,383
MA DFA–Partners Hlthcare Sys	5.00%		7/1/2030	AA-		9,660	11,955,321
MA DFA–Wellforce Hlth	4.00%		7/1/2035	BBB+		2,000	2,276,375
MA DFA–Wellforce Hlth	4.00%		7/1/2037	BBB+		3,930	4,449,290
MA DFA–Wellforce Hlth	5.00%		7/1/2038	BBB+		1,000	1,215,473
MA DFA–Wellforce Hlth	5.00%		7/1/2039	BBB+		2,250	2,728,964
Maricopa Cnty AZ IDA–Banner Health	5.00%		1/1/2028	AA-		5,000	6,247,604
Maricopa Co IDA–Honor Health	5.00%		9/1/2033	A2		500	621,916
Maricopa Co IDA–Honor Health	5.00%		9/1/2034	A2		1,000	1,240,454
Maricopa Co IDA–Honor Health	5.00%		9/1/2035	A2		1,000	1,238,590
Maricopa Co IDA–Honor Health	5.00%		9/1/2036	A2		1,800	2,224,132
MD Hlth & Hi Ed–Mercy Med Ctr	5.00%		7/1/2031	BBB+		1,100	1,135,263
MD Hlth & HI ED–Univ of MD Med	5.00%	#(b)	7/1/2045	A		6,500	7,826,005
Meadville Med Center	6.00%		6/1/2036	NR		3,830	4,324,389
Met Nash/Davidson Hlth–Vanderbilt Med	5.00%		7/1/2031	A3		1,300	1,550,285
MI Fin Auth–Crittenton Hospital	5.00%		6/1/2022	NR		2,960	3,054,021
MI Fin Auth–Crittenton Hospital	5.00%		6/1/2027	NR		7,250	7,480,288

See Notes to Financial Statements.	57

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Health Care (continued)
MI Fin Auth–Trinity Health	4.00%		12/1/2039	AA-		$7,065	$8,230,167
MI Fin Auth–Trinity Health	5.00%		12/1/2035	AA-		5,000	6,138,950
Miami Beach Hlth–Mt Sinai Med Ctr	5.00%		11/15/2030	Baa1		1,500	1,674,654
Miami Dade Co Hlth–Miami Childrens Hsp	5.125%		8/1/2037	A		12,150	12,972,566
Miami Dade Co Hlth–Miami Childrens Hsp	5.25%		8/1/2042	A		8,855	9,474,374
Montgomery Co IDA–Einstein Hlthcare	5.00%		1/15/2024	Ba1		4,000	4,401,041
Montgomery Co IDA–Einstein Hlthcare	5.25%		1/15/2026	Ba1		2,000	2,285,393
Montgomery Co IDA–Einstein Hlthcare	5.25%		1/15/2028	Ba1		3,000	3,398,233
Montgomery Co IDA–Jefferson Hlth	4.00%		9/1/2036	A		1,350	1,563,855
Montgomery Co IDA–Jefferson Hlth	4.00%		9/1/2038	A		2,250	2,593,386
Montgomery Co IDA–Jefferson Hlth	4.00%		9/1/2039	A		4,140	4,760,557
Montgomery Co IDA–Whitemarsh	4.00%		1/1/2023	NR		180	184,217
Montgomery Co IDA–Whitemarsh	5.00%		1/1/2030	NR		2,000	2,140,988
Moon IDC–Baptist Homes Soc	5.125%		7/1/2025	NR		3,770	4,058,297
Muskingum Co Hsp–Genesis Hlthcare	5.00%		2/15/2033	BB+		10,500	10,989,192
Nassau Co LEAC–Winthrop Univ Hsp	5.00%		7/1/2027	A3		3,000	3,108,723
NC Med–Lutheran Svcs	4.75%		3/1/2032	NR		2,550	2,596,584
NC Med–Southminster	5.00%		10/1/2031	NR		1,750	1,908,911
New Hope Ed Facs–Childrens Hlth	5.00%		8/15/2026	Aa3		2,000	2,412,376
New Hope Ed Facs–Childrens Hlth	5.00%		8/15/2028	Aa3		3,170	3,892,717
NJ Hlth–Hackensack Meridian Hlth	5.00%		7/1/2028	AA-		5,500	6,782,137
NJ Hlth–St Josephs Hlth	4.00%		7/1/2048	BBB-		15,000	16,385,553
NJ Hlth–St Josephs Hlth	5.00%		7/1/2028	BBB-		1,300	1,536,675
NJ Hlth–St Josephs Hlth	5.00%		7/1/2029	BBB-		1,605	1,893,555
NJ Hlth–St Josephs Hlth	5.00%		7/1/2030	BBB-		1,100	1,295,091
NJ Hlth–St Josephs Hlth	5.00%		7/1/2031	BBB-		1,110	1,303,915
NJ Hlth–St Peters Univ Hsp	5.75%		7/1/2037	BB+		6,500	6,519,274
NJ Hlth–St Peters Univ Hsp	6.00%		7/1/2026	BB+		5,500	5,516,158
NJ Hlth–St Peters Univ Hsp	6.25%		7/1/2035	BB+		2,050	2,056,056
NJ Hlth–Univ Hosp (AGM)	5.00%		7/1/2028	AA		2,000	2,314,239
NJ Hlth Fin Auth–Valley Health	4.00%		7/1/2036	A		1,000	1,169,446
NJ Hlth Fin Auth–Valley Health	4.00%		7/1/2037	A		1,000	1,166,279
NJ Hlth Fin Auth–Valley Health	5.00%		7/1/2029	A		1,000	1,284,537
NM Hsp–Haverland	5.00%		7/1/2032	BB+	(c)	1,000	1,021,049
Norfolk EDA–Sentara Hlth	5.00%	#(b)	11/1/2048	AA		5,500	6,954,765
NY Dorm–Catholic Hlth	4.00%		7/1/2037	BBB		1,100	1,252,088
NY Dorm–Catholic Hlth	4.00%		7/1/2039	BBB		1,000	1,132,354

58	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Health Care (continued)
NY Dorm–Catholic Hlth	4.00%	7/1/2040	BBB	$850	$959,964
NY Dorm–Catholic Hlth	5.00%	7/1/2036	BBB	1,945	2,407,360
NY Dorm–Montefiore	4.00%	8/1/2036	BBB-	1,780	2,014,714
NY Dorm–Montefiore	4.00%	9/1/2036	BBB-	1,555	1,792,180
NY Dorm–Montefiore	4.00%	8/1/2037	BBB-	650	733,933
NY Dorm–Montefiore	4.00%	8/1/2038	BBB-	900	1,014,203
NY Dorm–Montefiore	4.00%	9/1/2038	BBB-	2,940	3,370,585
NY Dorm–Montefiore	4.00%	9/1/2040	BBB-	3,150	3,594,759
NY Dorm–Montefiore	5.00%	9/1/2031	BBB-	800	1,008,248
NY Dorm–Montefiore	5.00%	9/1/2032	BBB-	1,300	1,633,277
NY Dorm–Montefiore	5.00%	8/1/2033	BBB-	900	1,093,549
NY Dorm–Montefiore	5.00%	9/1/2033	BBB-	1,000	1,252,346
NY Dorm–Montefiore	5.00%	8/1/2034	BBB-	500	605,900
NY Dorm–Montefiore	5.00%	9/1/2034	BBB-	2,380	2,971,038
NY Dorm–Montefiore	5.00%	8/1/2035	BBB-	900	1,088,885
NY Dorm–Montefiore	5.00%	9/1/2035	BBB-	2,620	3,264,843
NY Dorm–Orange Reg Med Ctr†	5.00%	12/1/2030	BBB-	1,100	1,322,465
NY Dorm–Orange Reg Med Ctr†	5.00%	12/1/2031	BBB-	1,600	1,917,955
NY Dorm–Orange Regl Med Ctr†	5.00%	12/1/2026	BBB-	1,500	1,811,487
NY Dorm–Orange Regl Med Ctr†	5.00%	12/1/2027	BBB-	1,300	1,589,197
NY Dorm–Orange Regl Med Ctr†	5.00%	12/1/2028	BBB-	2,000	2,430,089
NY Dorm–Orange Regl Med Ctr†	5.00%	12/1/2029	BBB-	2,700	3,262,260
NYC Hlth & Hsp Corp	5.00%	2/15/2023	Aa3	4,000	4,258,826
OH Hosp Fac–Premier Hlt	4.00%	11/15/2039	Baa1	6,000	6,795,716
OK DFA–OU Med	5.00%	8/15/2033	Baa3	5,045	6,113,267
OK DFA–OU Med	5.00%	8/15/2038	Baa3	2,645	3,170,014
OK DFA–OU Med	5.25%	8/15/2043	Baa3	5,105	6,194,595
Oneida Co–Mohawk Valley Hlth (AGM)	4.00%	12/1/2035	AA	1,000	1,154,982
Oneida Co–Mohawk Valley Hlth (AGM)	4.00%	12/1/2036	AA	1,250	1,440,511
Oneida Co–Mohawk Valley Hlth (AGM)	4.00%	12/1/2037	AA	2,210	2,539,629
OR Hosp Fac–Salem Health	5.00%	5/15/2029	A+	3,275	4,193,306
OR Hosp Fac–Salem Health	5.00%	5/15/2030	A+	4,660	5,943,778
Oroville–Oroville Hsp	5.25%	4/1/2039	B+	440	493,569
Palomar Hlth	5.00%	11/1/2036	BBB	2,980	3,469,042
Philadelphia Hsps–Temple Univ Hlth	5.00%	7/1/2029	BBB-	3,985	4,706,623
Philadelphia Hsps–Temple Univ Hlth	5.00%	7/1/2030	BBB-	4,775	5,608,827
Philadelphia Hsps–Temple Univ Hlth	5.00%	7/1/2032	BBB-	4,055	4,734,197

See Notes to Financial Statements.	59

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Health Care (continued)
Philadelphia Hsps–Temple Univ Hlth	5.00%		7/1/2033	BBB-		$4,870	$5,672,807
Philadelphia IDA–Wesley	5.00%		7/1/2037	BB	(c)	1,890	2,118,628
Philadelphia PA Hsp & Hi Ed–CHOP	5.00%		7/1/2027	AA		4,500	5,565,239
Philadelphia PA Hsp & Hi Ed–CHOP	5.00%		7/1/2028	AA		5,000	6,329,235
Philadelphia PA Hsp & Hi Ed–CHOP	5.00%		7/1/2030	AA		3,935	5,170,037
San Buenaventura–Cmnty Mem Hlth	8.00%		12/1/2026	BB		10,050	10,172,834
SE Port Auth–Memorial Hlth	5.00%		12/1/2035	BB-	(c)	3,850	4,102,157
SE Port Auth–Memorial Hlth	5.50%		12/1/2029	BB-	(c)	750	821,631
South Miami Hlth Fac–Baptist Hlth	5.00%		8/15/2026	AA-		3,000	3,608,993
South Miami Hlth Fac–Baptist Hlth	5.00%		8/15/2027	AA-		3,620	4,469,621
South Miami Hlth Fac–Baptist Hlth	5.00%		8/15/2028	AA-		2,625	3,233,564
St Paul Hsg–HlthEast Care Sys	5.00%		11/15/2023	NR		3,735	4,103,785
St Paul Hsg–HlthEast Care Sys	5.00%		11/15/2024	NR		4,500	5,139,922
Tampa Hlth & Ed–Lee Moffit Cancer Center	4.00%		7/1/2039	A2		2,650	3,074,066
Tampa Hlth & Ed–Moffit Cancer	4.00%		7/1/2038	A2		4,755	5,530,164
Tulsa Co Industrial Auth–Montereau	5.25%		11/15/2037	BBB-	(c)	1,250	1,441,839
Univ of CA	5.00%		5/15/2034	AA-		12,250	14,978,197
VA Clg Bldg Auth	4.00%		2/1/2034	AA+		19,965	23,647,371
WA HFC–Rockwood†	6.00%		1/1/2024	NR		685	727,460
WA Hlth Facs–Fred Hutchinson Cancer	1.156% (1 Mo. LIBOR * .67 + 1.10%)	#	1/1/2042	A+		4,000	4,005,743
WI Hlth & Ed–American Baptist	5.00%		8/1/2032	NR		1,375	1,469,285
WI Hlth & Ed–American Baptist	5.00%		8/1/2037	NR		1,500	1,592,347
WI Hlth & Ed–Marshfield Hlth	5.00%	#(b)	2/15/2051	A-		5,000	5,959,543
WI PFA–Alabama Proton†	6.85%		10/1/2047	NR		1,410	1,428,269
Wood Co Hsp Facs–Wood Co Hsp	5.00%		12/1/2027	NR		1,155	1,216,471
Wood Co Hsp Facs–Wood Co Hsp	5.00%		12/1/2032	NR		760	800,448
WV Hsp–WV United Health Sys	4.00%		6/1/2030	A		5,500	6,212,366
WV Hsp–WV United Health Sys	4.00%		6/1/2035	A		1,570	1,752,485
Total							812,428,254

Housing 1.15%
Alachua Co Hlth–Oak Hammock	8.00%		10/1/2032	NR		500	536,113
CA Cmty Hsg–Verdant†	5.00%		8/1/2049	NR		400	448,886
CA HFA–MFH	3.50%		11/20/2035	BBB+		5,808	6,742,611
CA HFA–MFH	4.00%		3/20/2033	NR		6,860	8,089,181
CA HFA–MFH	4.25%		1/15/2035	BBB+		4,364	5,305,099

60	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Housing (continued)
CA Muni Fin–Park Wstrn Apts (FNMA)	2.65%	8/1/2036	Aaa		$4,397	$4,638,406
CA State GO	5.00%	11/1/2031	Aa2		10,000	12,473,872
CA Stwde–CHF-Irvine LLC	5.00%	5/15/2026	Baa1		1,000	1,190,369
CA Stwde–CHF-Irvine LLC	5.00%	5/15/2027	Baa1		750	892,777
CA Stwde–Lancer Student Hsg†	5.00%	6/1/2034	NR		380	460,866
CA Stwde–Lancer Student Hsg†	5.00%	6/1/2039	NR		650	779,130
MD State Hsg CDA	3.00%	9/1/2039	Aa1		10,000	10,498,094
MO State Hsg Dev Cmmn (GNMA)	4.25%	5/1/2047	AA+		1,945	2,154,643
Phoenix IDA–ASU Std Hsg	5.00%	7/1/2032	Baa3		1,080	1,293,907
SC State Hsg Fin Auth	3.00%	1/1/2052	Aaa		12,600	13,777,175
WA Hsg–Emerald Heights	5.00%	7/1/2022	A-	(c)	1,000	1,033,292
WA St HFC	3.50%	12/20/2035	BBB+		4,977	5,748,434
Total						76,062,855

Lease Obligations 5.10%
Alachua Cnty School Brd COP (AGM)	5.00%	7/1/2029	AA		7,530	9,595,769
CA Pub Wks–Dept Hsps	5.00%	6/1/2023	Aa3		3,000	3,237,339
CA Pub Wks–Various Cap Proj	5.00%	11/1/2021	Aa3		1,000	1,003,658
CA Pub Wks–Various Cap Proj	5.00%	4/1/2022	Aa3		4,200	4,300,078
CA State GO	5.00%	12/1/2031	Aa2		2,250	2,692,212
CA State GO	5.00%	12/1/2032	Aa2		815	974,351
CA State GO	5.00%	12/1/2034	Aa2		625	746,251
Cuyahoga Co COP–Conv Hotel Proj	5.00%	12/1/2023	AA-		5,640	6,151,183
Dallas Conv Ctr Hotel Dev Corp	5.25%	1/1/2022	A		6,405	6,427,778
Hudson Yards	5.00%	2/15/2029	Aa3		3,500	4,254,603
IL Sports Facs Auth (AGM)	5.00%	6/15/2027	AA		3,000	3,312,195
IN Fin Auth–Stadium	5.25%	2/1/2029	AA+		2,500	2,917,071
LA PFA–Hurricane Recovery	5.00%	6/1/2023	A1		3,200	3,447,040
Los Angeles Co COP–Disney Concert Hall	5.00%	9/1/2022	AA+		1,250	1,302,623
MI St Bldg Auth	5.00%	4/15/2036	Aa2		3,000	3,820,637
MI Strategic Fd–Cadillac Place	5.25%	10/15/2023	Aa2		3,865	3,879,692
MI Strategic Fd–Cadillac Place	5.25%	10/15/2024	Aa2		6,915	6,941,483
Miami Dade Co Sch Dist GO	4.00%	3/15/2034	AA-		4,535	5,171,065
Nassau Health Care Corp	5.00%	8/1/2028	A+		5,250	6,591,235
Nassau Health Care Corp	5.00%	8/1/2029	A+		5,590	7,158,740
NJ EDA–Bldgs	5.00%	6/15/2036	Baa1		1,320	1,595,031

See Notes to Financial Statements.	61

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Lease Obligations (continued)
NJ EDA–Sch Facs	1.65% (MUNIPSA * 1 + 1.60%)	#	3/1/2028	Baa1	$5,000	$5,068,291
NJ EDA–Sch Facs	4.00%		6/15/2028	Baa1	3,540	3,826,161
NJ EDA–Sch Facs	4.00%		6/15/2030	Baa1	7,500	8,057,637
NJ EDA–Sch Facs	4.00%		6/15/2034	Baa1	500	591,750
NJ EDA–Sch Facs	4.00%		6/15/2035	Baa1	400	472,349
NJ EDA–Sch Facs	5.00%		6/15/2025	Baa1	5,085	5,897,184
NJ EDA–Sch Facs	5.00%		3/1/2029	Baa1	7,500	7,971,013
NJ EDA–Sch Facs	5.00%		6/15/2034	Baa1	3,000	3,588,093
NJ EDA–Sch Facs	5.00%		6/15/2035	Baa1	4,925	5,659,377
NJ EDA–Sch Facs	5.00%		6/15/2035	Baa1	1,000	1,194,284
NJ EDA–Sch Facs	5.00%		6/15/2042	Baa1	1,400	1,662,964
NJ EDA–Sch Facs	5.25%		6/15/2032	Baa1	2,865	3,330,795
NJ EDA–Sch Facs	5.50%		6/15/2029	Baa1	3,500	4,288,479
NJ EDA–State House Proj	5.00%		6/15/2033	Baa1	7,215	8,961,242
NJ EDA–State House Proj	5.00%		6/15/2034	Baa1	13,645	16,910,086
NJ EDA–Transit	4.00%		11/1/2037	Baa1	3,000	3,460,861
NJ EDA–Transit	4.00%		11/1/2038	Baa1	3,000	3,450,621
NJ EDA–Transit	5.00%		11/1/2033	Baa1	3,845	4,833,917
NJ Trans Trust Fund	3.25%		6/15/2039	Baa1	2,000	2,113,427
NJ Trans Trust Fund	4.00%		12/15/2031	Baa1	11,195	13,139,162
NJ Trans Trust Fund	4.00%		6/15/2044	Baa1	11,000	12,393,537
NJ Trans Trust Fund	5.00%		6/15/2030	A+	3,000	3,530,891
NJ Trans Trust Fund	5.00%		6/15/2031	A+	2,400	2,815,764
NJ Trans Trust Fund	5.00%		6/15/2031	Baa1	8,000	9,968,810
NJ Trans Trust Fund	5.00%		6/15/2033	Baa1	1,425	1,769,892
NJ Trans Trust Fund	5.00%		12/15/2033	Baa1	35,270	43,750,929
NJ Trans Trust Fund	5.00%		12/15/2034	Baa1	8,995	11,135,575
NJ Trans Trust Fund	5.25%		6/15/2043	Baa1	4,580	5,697,735
NYC Eductnl Const	4.00%		4/1/2036	AA-	2,335	2,790,719
NYC Eductnl Const	4.00%		4/1/2037	AA-	6,070	7,225,428
NYC Eductnl Const	4.00%		4/1/2038	AA-	2,305	2,734,297
NYC Eductnl Const	5.00%		4/1/2028	AA-	4,065	5,092,445
NYC TFA–Bldg Aid Sch Dist	5.00%		7/15/2028	AA	1,500	1,721,796
NYC TFA Sch Dist	5.00%		7/15/2035	AA	10,000	11,754,020
Philadelphia Redev Auth	5.00%		4/15/2022	A	5,195	5,325,532
Philadelphia Redev Auth	5.00%		4/15/2028	A	4,380	5,043,671

62	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Lease Obligations (continued)
San Jose Fing Auth–Civic Ctr	5.00%		6/1/2023	Aa2	$1,000	$1,079,252
South Florida Wtr Mgt Dist	5.00%		10/1/2027	AA	2,000	2,376,643
VA Pub Bldg Auth	5.00%		8/1/2030	AA+	8,395	10,912,708
Total						337,117,371

Other Revenue 2.93%
AZ IDA–Kipp Chtr Sch	4.00%		7/1/2041	BBB-	720	770,960
AZ IDA–Kipp Chtr Sch	4.00%		7/1/2051	BBB-	2,430	2,574,884
Black Belt Energy Gas Dist–Morgan Stanley	4.00%	#(b)	12/1/2049	A1	12,675	14,309,027
Brooklyn Arena LDC–Barclays Ctr	5.00%		7/15/2042	Ba1	7,600	8,798,892
Brooklyn Arena LDC–Barclays Ctr (AGM)	4.00%		7/15/2029	AA	1,500	1,700,063
Chester Co IDA–Collegium Chtr Sch	5.25%		10/15/2032	BB	6,410	6,646,142
Cleveland Arpt	5.00%		1/1/2028	A2	2,500	2,529,589
Cleveland Arpt	5.00%		1/1/2029	A2	2,500	2,529,589
Cleveland Co Port Auth–Playhouse Sq	5.00%		12/1/2033	BB+	2,000	2,345,826
Cleveland Co Port Auth–Playhouse Sq	5.25%		12/1/2038	BB+	1,650	1,942,113
Clifton Higher Ed–Idea Pub Schs	3.75%		8/15/2022	A-	595	612,740
Clifton Higher Ed–Intl Ldrshp Sch	6.00%		8/15/2038	NR	13,970	16,172,885
CT State Revolving Fund	4.00%		2/1/2038	AAA	3,000	3,534,033
DC Rev–Friendship Pub Chtr Sch	5.00%		6/1/2032	BBB	3,000	3,165,072
Florence Twn IDA–Legacy Trad Sch	5.75%		7/1/2033	BB+	3,000	3,221,533
HI Dept Budget–Hawaiian Electric AMT	3.25%		1/1/2025	Baa1	5,000	5,378,233
HI Harbor System AMT	4.00%		7/1/2034	Aa3	1,625	1,919,284
Houston Hi Ed–Cosmos Fndtn	4.00%		2/15/2022	BBB	130	131,737
Houston Hi Ed–Cosmos Fndtn	5.00%		2/15/2032	BBB	2,250	2,279,415
KS DFA–Revolving Fund	5.00%		5/1/2031	AAA	5,465	7,052,028
KY Public Energy Auth–Peak Energy	4.00%	#(b)	2/1/2050	A1	26,000	30,427,691
Lower AL Gas Dist–Goldman Sachs	4.00%	#(b)	12/1/2050	A2	14,250	16,055,218
Lower AL Gas Dist–Goldman Sachs	5.00%		9/1/2027	A2	5,000	6,093,303
Maricopa Co–Legacy Schools†	5.00%		7/1/2039	BB+	2,055	2,411,336
Maricopa Co IDA–Paradise Schools†	5.00%		7/1/2036	BB+	2,500	2,808,676
MD EDC–Chesapeake Bay Hyatt(d)	5.00%		12/1/2016	NR	700	420,000
MSR Energy Auth–Citi	6.125%		11/1/2029	BBB+	3,595	4,462,474
NJ EDA–Sch Facs	5.00%		3/1/2027	Baa1	6,900	7,342,247
NYC Cultural–Lincoln Center	4.00%		12/1/2033	A	2,000	2,405,564
NYC Cultural–Lincoln Center	5.00%		12/1/2031	A	1,250	1,634,139
NYC Cultural–Lincoln Center	5.00%		12/1/2032	A	3,500	4,550,049

See Notes to Financial Statements.	63

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Other Revenue (continued)
Phoenix IDA–Basis Schs†	5.00%	7/1/2035	BB	$2,350	$2,618,156
Pima Co IDA–Edkey Chtr Sch†	5.00%	7/1/2035	NR	5,000	5,519,670
SA Energy Acquisition Pub
Fac–Goldman Sachs	5.50%	8/1/2023	A2	9,365	10,224,327
St Louis Fin Corp–Convention Center (AGM)	5.00%	10/1/2040	AA	1,750	2,189,097
Washington St Convention Ctr Pub Facs	4.00%	7/1/2031	NR	6,055	7,093,539
Total					193,869,531

Pre-Refunded 0.06%
Wood Co Hsp Facs–Wood Co Hsp	5.00%	12/1/2027	NR	2,295	2,419,900
Wood Co Hsp Facs–Wood Co Hsp	5.00%	12/1/2032	NR	1,515	1,597,450
Total					4,017,350

Special Tax 2.38%
Allentown Neighborhood Impt	5.00%	5/1/2031	Baa3	5,500	5,650,979
Allentown Neighborhood Impt†	5.00%	5/1/2032	Ba3	1,250	1,455,485
Allentown Neighborhood Impt†	5.00%	5/1/2033	Ba3	1,000	1,185,310
Allentown Neighborhood Impt†	5.375%	5/1/2042	NR	5,500	6,431,330
Allentown Neighborhood Impt–Wtrfrnt Proj†	6.00%	5/1/2042	NR	1,965	2,445,682
CA Reassmt Dist 12/1 Irvine	4.00%	9/2/2022	A+	1,500	1,551,947
Connecticut Special Transportation Fund:
Debt Service	4.00%	9/1/2034	AA-	8,075	9,119,274
CT Spl Tax–Trans Infra	5.00%	10/1/2030	AA-	9,000	11,361,023
CT Spl Tax–Trans Infra	5.00%	1/1/2032	AA-	14,375	17,723,671
Douglas Co–Sterling Ranch	3.375%	12/1/2030	NR	600	655,689
Douglas Co–Sterling Ranch	3.75%	12/1/2040	NR	1,250	1,365,655
Emeryville Redev Agy (AGM)	5.00%	9/1/2024	AA	1,950	2,205,907
Emeryville Redev Agy (AGM)	5.00%	9/1/2025	AA	2,650	2,987,450
Hinsdale Township High School District #86	4.00%	7/15/2039	AAA	6,820	7,813,660
Miami World Ctr CDD	4.75%	11/1/2027	NR	750	839,407
MIDA Mount Village PID	4.50%	8/1/2040	NR	1,250	1,410,038
NYC IDA–Queens Stadium (AGM)	3.00%	1/1/2033	AA	1,750	1,933,066
NYC IDA–Queens Stadium (AGM)	3.00%	1/1/2034	AA	1,000	1,098,751
NYC IDA–Queens Stadium (AGM)	4.00%	1/1/2032	AA	1,000	1,219,356
NYC IDA–Queens Stadium (AGM)	5.00%	1/1/2030	AA	2,500	3,235,881
NYC IDA–Queens Stadium (AGM)	5.00%	1/1/2031	AA	1,250	1,647,947
NYC IDA–Yankee Stadium (AGM)	2.50%	3/1/2037	AA	10,435	10,603,430
NYC IDA–Yankee Stadium (AGM)	3.00%	3/1/2036	AA	5,500	5,984,939

64	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Special Tax (continued)
NYC IDA–Yankee Stadium (AGM)	3.00%	3/1/2038	AA	$8,000	$8,642,072
NYC IDA–Yankee Stadium (AGM)	3.00%	3/1/2039	AA	7,000	7,535,508
Orange Co CFD–Esencia	5.00%	8/15/2033	NR	1,370	1,545,134
Orange Co CFD–Esencia	5.00%	8/15/2035	NR	975	1,096,467
Peninsula Town Center†	4.50%	9/1/2028	NR	545	584,673
Peninsula Town Center†	5.00%	9/1/2037	NR	875	954,772
Pittsburg Redev Agy–Los Medanos (AGM)	5.00%	9/1/2025	AA	3,500	4,083,909
Plaza Met Dist #1†	4.50%	12/1/2030	NR	4,300	4,397,465
River Islands PFA–CFD 2003	5.375%	9/1/2031	NR	2,000	2,108,924
River Islands PFA–CFD 2021	4.00%	9/1/2051	NR	1,000	1,062,548
St Louis IDA–Ballpark Vlg	4.375%	11/15/2035	NR	3,955	3,980,199
Village CDD #12	3.25%	5/1/2026	NR	3,810	3,998,345
Village CDD #12†	3.80%	5/1/2028	NR	2,140	2,339,753
Village CDD #12†	4.00%	5/1/2033	NR	1,905	2,127,185
Village CDD #13	3.00%	5/1/2029	NR	495	525,170
Village CDD #13†	3.00%	5/1/2035	NR	3,450	3,598,691
Village CDD #13†	3.25%	5/1/2040	NR	4,320	4,501,934
Village CDD #13	3.375%	5/1/2034	NR	2,560	2,756,265
Village CDD #9	5.00%	5/1/2022	NR	190	193,086
Village CDD #9	5.25%	5/1/2031	NR	1,535	1,562,257
Total					157,520,234

Tax Revenue 4.90%
Bay Area Rapid Transit Dist	5.00%	7/1/2026	AA+	1,000	1,168,097
Cook Co Sales Tax	4.00%	11/15/2034	AA-	3,750	4,309,841
CT Spl Tax–Trans Infra	5.00%	5/1/2032	AA-	2,750	3,573,402
CT Spl Tax–Trans Infra	5.00%	5/1/2033	AA-	3,000	3,885,764
Dallas Area Rapid Trans	5.00%	12/1/2026	AA+	7,245	8,302,206
El Paso Dev Corp–Downtown Ballpark	6.25%	8/15/2023	AA-	5,000	5,446,688
Guam–Business Privilege Tax	4.00%	1/1/2036	Ba1	1,000	1,156,113
Guam–Business Privilege Tax	5.00%	1/1/2031	Ba1	750	957,859
Jacksonville Sales Tax	5.00%	10/1/2021	Aa3	2,500	2,500,000
Jefferson Co–Sch Warrant	5.00%	9/15/2026	AA	2,400	2,897,760
MA Sch Bldg Auth–Sales Tax	5.00%	8/15/2030	AA+	5,665	5,903,620
MBTA–Sales Tax	5.00%	7/1/2036	AA	4,145	5,042,418
MD Dept Trans	4.00%	7/1/2037	Aa2	4,660	5,577,945
MD St Trans Auth	3.00%	10/1/2034	AAA	5,510	5,966,383

See Notes to Financial Statements.	65

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Tax Revenue (continued)
Met Atlanta Rapid Trans Auth	5.00%	7/1/2025	AA+	$5,950	$6,440,644
Met Atlanta Rapid Trans Auth	5.00%	7/1/2032	AA+	5,000	5,963,326
Met Govt Nashville–Cnty Conv Ctr	5.00%	7/1/2022	A+	3,245	3,255,856
Met Pier & Expo Auth–Mccormick Place	4.00%	12/15/2042	BBB+	8,000	9,092,482
Met Pier & Expo Auth–McCormick Place	5.00%	12/15/2022	BBB+	5,020	5,292,075
Met Pier & Expo Auth–McCormick Place	5.00%	12/15/2028	BBB+	10,090	10,422,177
Miami Dade Co–Transit Rev	5.00%	7/1/2032	AA	7,500	9,622,643
MTA NY–Dedicated Tax	5.00%	11/15/2027	AA	5,700	5,998,659
NJ EDA–Cigarette Tax	5.00%	6/15/2028	BBB	6,650	6,842,388
NJ EDA–Cigarette Tax	5.00%	6/15/2029	BBB	500	514,376
NJ Trans Trust Fund	5.00%	6/15/2031	Baa1	3,200	3,987,524
NM St Severance Tax	5.00%	7/1/2029	Aa2	10,000	13,000,150
NY Dorm–PIT	5.00%	2/15/2038	AA+	7,720	9,270,011
NY Dorm–Sales Tax	5.00%	3/15/2028	AA+	11,645	13,658,452
NY UDC–PIT	3.00%	3/15/2040	Aa2	11,435	12,150,431
NY UDC–PIT	4.00%	3/15/2041	Aa2	9,710	11,293,014
NYC TFA–Future Tax	5.00%	2/1/2041	AAA	14,940	16,994,520
NYC TFA–Future Tax	3.00%	11/1/2037	AAA	2,500	2,704,686
NYC TFA–Future Tax	4.00%	5/1/2038	AAA	10,000	11,768,981
NYC TFA -Future Tax	4.00%	8/1/2036	AAA	15,350	18,426,656
Phoenix Excise Tax	5.00%	7/1/2026	AAA	13,000	15,185,254
PR Corp Sales Tax	Zero Coupon	7/1/2029	NR	1,616	1,393,785
PR Corp Sales Tax	Zero Coupon	7/1/2031	NR	21,064	16,810,690
PR Corp Sales Tax	Zero Coupon	7/1/2033	NR	2,346	1,741,975
PR Corp Sales Tax	Zero Coupon	7/1/2051	NR	5,606	1,339,600
PR Corp Sales Tax	4.329%	7/1/2040	NR	22,723	25,254,613
PR Corp Sales Tax	4.329%	7/1/2040	NR	12,051	13,393,625
PR Corp Sales Tax	4.50%	7/1/2034	NR	3,563	3,918,600
PR Corp Sales Tax	4.536%	7/1/2053	NR	81	89,777
PR Corp Sales Tax	4.55%	7/1/2040	NR	268	301,839
PR Corp Sales Tax	4.75%	7/1/2053	NR	1,967	2,205,858
PR Corp Sales Tax	4.784%	7/1/2058	NR	1,092	1,226,929
PR Corp Sales Tax	5.00%	7/1/2058	NR	4,974	5,654,244
Sparks–Legends at Sparks Marina†	2.50%	6/15/2024	Ba2	315	320,096
Sparks–Legends at Sparks Marina†	2.75%	6/15/2028	Ba2	1,450	1,500,622
Total					323,724,654

66	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Tobacco 2.81%
Buckeye Tobacco	5.00%	6/1/2055	NR	$51,880	$58,769,617
Golden St Tobacco	3.50%	6/1/2036	BB	1,375	1,392,656
Golden St Tobacco	5.00%	6/1/2027	BBB	4,000	4,880,378
Golden St Tobacco	5.00%	6/1/2028	BBB	1,000	1,210,309
Golden St Tobacco	5.00%	6/1/2047	NR	6,875	7,067,204
Golden St Tobacco	5.00%	6/1/2047	NR	3,100	3,186,663
Los Angeles Co Tobacco	4.00%	6/1/2034	A-	980	1,175,945
Los Angeles Co Tobacco	4.00%	6/1/2035	A-	1,300	1,556,367
Los Angeles Co Tobacco	4.00%	6/1/2036	A-	1,195	1,425,764
Los Angeles Co Tobacco	4.00%	6/1/2037	A-	895	1,064,602
Los Angeles Co Tobacco	5.00%	6/1/2049	BBB-	250	305,845
MI Tob Settlement	4.00%	6/1/2034	A-	1,000	1,196,156
MI Tob Settlement	4.00%	6/1/2035	A-	2,000	2,384,826
Nassau Co Tobacco	Zero Coupon	6/1/2060	NR	35,000	2,662,264
Northern Tobacco	4.00%	6/1/2037	A-	1,500	1,779,637
Nthrn AK Tobacco	4.00%	6/1/2050	BBB-	1,750	2,006,301
PA Tob Settlement	5.00%	6/1/2032	A1	8,350	10,217,477
Railsplitter Tobacco Settlement Auth	5.00%	6/1/2027	A	3,325	3,954,792
RI Tob Settlement	5.00%	6/1/2027	BBB	2,500	2,868,802
RI Tob Settlement	5.00%	6/1/2028	BBB	2,000	2,285,558
SD Edu Enhancement Fding Corp	5.00%	6/1/2023	A	1,000	1,078,729
SD Edu Enhancement Fding Corp	5.00%	6/1/2024	A	1,000	1,078,729
SD Edu Enhancement Fding Corp	5.00%	6/1/2025	A	1,040	1,121,879
Suffolk Tobacco Asset Sec Corp	5.375%	6/1/2028	NR	12,020	12,051,069
Tobacco Settlement Auth IA	4.00%	6/1/2049	BBB	12,500	14,226,234
Tobacco Settlement Auth WA	5.00%	6/1/2023	A	6,250	6,712,072
Tobacco Settlement Fin Corp LA	5.00%	5/15/2022	A	5,000	5,139,198
Tobacco Settlement Fin Corp NJ	5.00%	6/1/2029	A	3,575	4,462,535
Tobacco Settlement Fin Corp NJ	5.00%	6/1/2046	BB+	10,300	12,076,670
Tobacco Settlement Fin Corp NJ	5.25%	6/1/2046	BBB+	5,100	6,156,603
Tobacco Settlement Fin Corp VA	5.00%	6/1/2047	B-	3,690	3,710,676
TSASC	5.00%	6/1/2029	A	5,775	6,965,253
Total					186,170,810

Transportation 23.59%
AK Intl Airports Sys	5.00%	10/1/2024	A1	750	852,977
AK Intl Airports Sys	5.00%	10/1/2027	A1	1,000	1,169,807

See Notes to Financial Statements.	67

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Transportation (continued)
AK Intl Airports Sys	5.00%	10/1/2028	A1		$2,000	$2,339,614
AL Port Auth AMT (AGM)	5.00%	10/1/2026	AA		1,250	1,498,238
AL Port Auth AMT (AGM)	5.00%	10/1/2027	AA		2,000	2,456,072
AL Port Auth AMT (AGM)	5.00%	10/1/2028	AA		4,710	5,746,671
AL Port Auth AMT (AGM)	5.00%	10/1/2029	AA		3,500	4,245,015
Alameda Corridor Trsp Auth	5.00%	10/1/2026	A-		4,075	4,445,338
Alameda Corridor Trsp Auth (AGM)	5.00%	10/1/2034	AA		3,650	4,366,969
Atlanta Arpt–PFC	5.00%	1/1/2029	Aa3		2,500	2,764,385
Atlanta Arpt–PFC AMT	4.00%	7/1/2034	Aa3		20,615	23,933,349
Atlanta Arpt AMT	4.00%	7/1/2039	Aa3		2,250	2,578,908
Bay Area Toll Auth	4.00%	4/1/2029	AA-		5,800	6,757,900
Broward Co Arpt AMT	5.00%	10/1/2029	A1		1,120	1,431,033
Broward Co Arpt AMT	5.00%	10/1/2033	A1		6,130	7,110,452
Broward Co Arpt AMT	5.00%	10/1/2035	A1		2,500	3,143,701
Broward Co Arpt AMT	5.00%	10/1/2036	A1		2,615	3,279,851
Broward Co Arpt AMT	5.00%	10/1/2037	A1		4,000	5,003,344
CA Muni Fin–LINXS AMT	5.00%	6/30/2031	BBB-	(c)	3,195	3,911,750
CA Muni Fin–LINXS AMT	5.00%	12/31/2047	BBB-	(c)	9,000	10,731,114
CA Muni Fin Auth–LINXS APM Proj AMT	5.00%	12/31/2036	BBB-	(c)	3,215	3,888,112
CA Muni Fin Auth–LINXS APM Proj AMT	5.00%	12/31/2037	BBB-	(c)	7,000	8,445,734
CA Sacramento Arpt AMT	5.00%	7/1/2036	A		5,645	6,887,634
Central FL Expressway Auth	4.00%	7/1/2037	A+		7,380	8,239,764
Central TX Mobility Auth	5.00%	1/1/2027	BBB+		7,500	8,761,228
Central TX Mobility Auth	5.00%	1/1/2030	A-		800	920,637
Central TX Mobility Auth	5.00%	1/1/2031	A-		1,675	1,925,240
Central TX Mobility Auth	5.00%	1/1/2032	A-		2,000	2,296,669
Central TX Mobility Auth	5.00%	1/1/2033	BBB+		3,010	3,190,242
Central TX Tpk	5.00%	8/15/2025	A-		2,250	2,537,418
Central TX Tpk	5.00%	8/15/2026	A-		2,500	2,816,986
Central TX Tpk	5.00%	8/15/2027	A-		3,300	3,715,282
Central TX Tpk	5.00%	8/15/2028	A-		3,705	4,167,344
Central TX Tpk	5.00%	8/15/2033	A-		7,650	8,577,247
Chicago Midway Arpt	4.00%	1/1/2034	A-		2,175	2,423,861
Chicago Midway Arpt	5.00%	1/1/2026	A-		6,075	6,694,374
Chicago Midway Arpt AMT	5.00%	1/1/2023	A-		3,000	3,173,103
Chicago Midway Arpt AMT	5.00%	1/1/2026	A-		4,605	5,062,516
Chicago Midway Arpt AMT	5.00%	1/1/2030	A-		5,000	5,488,499

68	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Transportation (continued)
Chicago Midway Arpt AMT	5.00%		1/1/2031	A-	$2,000	$2,326,158
Chicago O’Hare Arpt	4.00%		1/1/2035	A	15,000	17,676,481
Chicago O’Hare Arpt	5.00%		1/1/2031	A	6,500	7,408,246
Chicago O’Hare Arpt	5.00%		1/1/2035	A	7,000	8,878,274
Chicago O’Hare Arpt AMT	5.00%		1/1/2024	A	5,000	5,057,941
Chicago O’Hare Arpt AMT	5.00%		1/1/2029	A	7,000	7,958,737
Chicago Trans Auth	4.00%		12/1/2050	A+	3,500	3,989,523
Chicago Trans Auth	5.00%		12/1/2045	A+	6,250	7,675,576
Cleveland Arpt (AGM)	5.00%		1/1/2027	AA	2,175	2,485,706
Delaware River & Bay Auth	4.00%		1/1/2044	A1	5,000	5,737,543
Delaware River Port Auth	5.00%		1/1/2027	A	1,835	1,940,009
Delaware River Port Auth	5.00%		1/1/2028	A+	7,500	8,289,586
Delaware River Toll Brdg Commn	5.00%		7/1/2029	A1	1,000	1,225,894
Delaware River Toll Brdg Commn	5.00%		7/1/2030	A1	1,920	2,345,552
Delaware River Toll Brdg Commn	5.00%		7/1/2032	A1	2,025	2,461,228
Denver City & Co Arpt AMT	5.00%		12/1/2031	A	15,000	18,664,530
Denver City & Co Arpt AMT	5.00%		12/1/2035	A	5,000	6,120,068
Denver RTD–Eagle P3	4.00%		1/15/2033	Baa2	850	1,021,235
Denver RTD–Eagle P3	4.00%		7/15/2034	Baa2	7,650	9,127,213
Denver RTD–Eagle P3	4.00%		7/15/2036	Baa2	700	827,233
Denver RTD–Eagle P3	5.00%		1/15/2032	Baa2	950	1,229,771
E470 Pub Hwy Auth	0.384% (SOFR + .35%)	#	9/1/2039	A	1,690	1,692,236
GA Atlanta Arpt AMT	4.00%		7/1/2038	Aa3	5,200	5,973,993
Greater Orlando Arpt AMT	5.00%		10/1/2031	Aa3	4,625	5,870,178
Greater Orlando Aviation AMT	5.00%		10/1/2029	A1	3,000	3,663,745
Greater Orlando Aviation Auth AMT	5.00%		10/1/2029	Aa3	7,545	9,660,048
Hampton Rds Trans	5.00%		7/1/2026	Aa2	11,250	13,569,083
Hampton Roads Trans Commn	5.00%		7/1/2032	AA	1,180	1,447,590
Hampton Roads Trans Commn	5.00%		7/1/2033	AA	1,000	1,223,756
Harris Co Toll Rd	5.00%		8/15/2029	Aa1	2,500	3,121,694
Harris Co Toll Rd	5.00%		8/15/2030	Aa1	1,000	1,245,377
Harris Co Toll Rd	5.00%		8/15/2031	Aa1	3,000	3,728,397
HI Airport Sys AMT	5.00%		7/1/2031	A+	1,275	1,578,665
HI Airport Sys AMT	5.00%		7/1/2033	A+	3,300	4,068,681
HI Airport Sys AMT	5.00%		7/1/2034	A+	2,000	2,459,311
HI Airport Sys AMT	5.00%		7/1/2036	A+	5,000	6,122,169

See Notes to Financial Statements.	69

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Transportation (continued)
Houston Arpt–Continental Airlines AMT	4.75%	7/1/2024	Ba3		$5,600	$5,953,070
Houston Arpt–United Airlines AMT	5.00%	7/15/2027	B-	(c)	1,000	1,170,111
Houston Arpt–United Airlines AMT	5.00%	7/15/2035	B		1,455	1,601,519
Houston Arpt AMT	4.00%	7/1/2039	A1		2,500	2,929,488
Houston Arpt AMT	5.00%	7/1/2029	A1		1,000	1,271,804
Houston Arpt AMT	5.00%	7/1/2030	A1		1,200	1,545,591
Houston Arpt AMT	5.00%	7/1/2031	A1		2,750	3,605,134
Houston Arpt AMT	5.00%	7/1/2032	A1		2,300	2,998,916
Houston Arpt AMT	5.00%	7/1/2033	A1		1,000	1,298,148
Houston Arpt AMT	5.00%	7/1/2034	A1		4,850	5,963,829
Houston Arpt AMT	5.00%	7/1/2034	A1		1,250	1,614,194
IL State GO	5.00%	11/1/2025	BBB		2,000	2,336,107
IL State GO	5.00%	11/1/2027	BBB		7,400	9,019,677
IL Toll Hwy Auth	5.00%	1/1/2027	AA-		1,000	1,101,718
IL Toll Hwy Auth	5.00%	1/1/2028	AA-		2,535	2,787,456
Kansas City Dev Auth Arpt–Terminal Modernization AMT	5.00%	3/1/2038	A2		6,205	7,585,286
Kansas City IDA–Kansas City Intl Airport AMT	5.00%	3/1/2038	A2		13,500	16,503,039
Kansas City IDA–Kansas City Intl Airport AMT	5.00%	3/1/2039	A2		11,180	13,637,139
KY Tpk Auth	5.00%	7/1/2026	Aa3		5,215	5,403,598
Los Angeles Dept Arpts–LAX	5.00%	5/15/2027	Aa3		2,000	2,321,608
Los Angeles Dept Arpts–LAX	5.00%	5/15/2032	Aa3		5,870	6,775,065
Los Angeles Dept Arpts–LAX AMT	5.00%	5/15/2030	Aa3		5,325	6,734,453
Los Angeles Dept Arpts–LAX AMT	5.00%	5/15/2035	Aa3		11,410	14,243,591
Los Angeles Dept Arpts–LAX AMT	5.00%	5/15/2036	Aa3		10,640	13,241,977
Louisville Regl Airport AMT	5.00%	7/1/2022	A		1,625	1,680,463
Louisville Regl Airport AMT	5.00%	7/1/2023	A		2,250	2,428,138
MA Port Auth AMT	5.00%	7/1/2031	Aa2		7,500	9,418,837
MD EDC–CNX Marine Terminals	5.75%	9/1/2025	BB-		4,000	4,041,561
MD EDC–Port Covington	3.25%	9/1/2030	NR		500	555,505
MD EDC–Port Covington	4.00%	9/1/2040	NR		1,000	1,143,139
MD EDC–Ports America Chesapeake AMT	5.00%	6/1/2044	Baa3		125	148,797
Met Airpt Auth–Dulles Metrorail	4.00%	10/1/2035	A-		1,000	1,155,784
Met Airpt Auth–Dulles Metrorail	4.00%	10/1/2036	A-		1,500	1,729,121
Met Airpt Auth–Dulles Metrorail	4.00%	10/1/2037	A-		1,500	1,723,126

70	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Transportation (continued)
Met DC Arpt AMT	5.00%	10/1/2031	Aa3	$5,000	$5,967,726
Met Nashville Arpt Auth AMT	5.00%	7/1/2036	A2	7,500	9,413,444
Met Nashville Arpt Auth AMT	5.00%	7/1/2037	A2	8,750	10,950,212
Met Nashville Arpt Auth AMT	5.00%	7/1/2038	A2	5,000	6,242,260
Met Nashville Arpt Auth AMT	5.00%	7/1/2039	A2	5,000	6,226,588
Miami Dade Co Aviation–MIA	5.00%	10/1/2025	A2	3,690	4,188,361
Miami Dade Co Aviation–Mia AMT	5.00%	10/1/2034	A2	11,070	12,448,723
Miami Dade Co Aviation–MIA AMT	5.00%	10/1/2021	A2	1,500	1,500,000
Miami Dade Co Aviation–MIA AMT	5.00%	10/1/2022	A2	1,550	1,623,872
Miami Dade Co Aviation–MIA AMT	5.00%	10/1/2027	A2	5,145	5,802,113
Miami Dade Co Aviation–MIA AMT	5.00%	10/1/2028	A2	3,500	3,947,015
Miami Dade Co Expwy Auth	5.00%	7/1/2022	A	1,750	1,810,530
Miami Dade Co Expwy Auth	5.00%	7/1/2023	A	2,500	2,695,654
Miami Dade Co Expwy Auth	5.00%	7/1/2023	A	2,000	2,070,772
Miami Dade Co Expwy Auth	5.00%	7/1/2024	A	3,500	3,624,535
Minneapolis / St Paul Met Arpts	5.00%	1/1/2028	A	3,500	3,856,012
Minneapolis / St Paul Met Arpts	5.00%	1/1/2029	A+	5,000	6,058,090
Minneapolis / St Paul Met Arpts	5.00%	1/1/2030	A+	5,000	6,054,999
MTA NY	4.00%	11/15/2043	A3	5,000	5,623,660
MTA NY	4.75%	11/15/2045	A3	19,000	22,311,825
MTA NY	5.00%	11/1/2023	A3	5,640	5,925,185
MTA NY	5.00%	11/15/2026	A3	9,000	10,736,455
MTA NY	5.00%	11/15/2028	A3	13,690	16,739,933
MTA NY	5.00%	11/15/2029	A3	5,000	6,098,777
MTA NY	5.00%	11/15/2031	A3	12,180	12,765,853
MTA NY	5.00%	11/15/2033	A3	4,025	4,903,812
MTA NY	5.00%	11/15/2038	A3	1,500	1,619,500
MTA NY	5.25%	11/15/2028	A3	6,760	7,967,241
MTA NY	5.25%	11/15/2035	A3	7,500	8,295,625
NC Tpk Auth–Triangle Exprs	5.00%	1/1/2032	BBB	1,000	1,178,842
NC Tpk Auth–Triangle Exprs (AGM)	4.00%	1/1/2037	AA	12,895	14,861,521
NC Tpk Auth–Triangle Exprs (AGM)	4.00%	1/1/2038	AA	9,000	10,350,836
NC Tpk Auth–Triangle Exprs (AGM)	5.00%	1/1/2031	AA	1,000	1,196,527
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%	4/1/2023	A3	3,000	3,205,950
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%	4/1/2027	A3	3,185	3,528,001
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%	4/1/2030	A3	365	458,754
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%	4/1/2031	A3	300	375,753

See Notes to Financial Statements.	71

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Transportation (continued)
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%	4/1/2032	A3	$775	$967,452
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%	4/1/2034	A3	865	1,073,608
NJ EDA–Goethals Brdg AMT	5.125%	1/1/2034	BBB	5,010	5,515,174
NJ Tpk Auth	5.00%	1/1/2029	A+	5,000	5,617,969
NJ Tpk Auth	5.00%	1/1/2031	A+	5,000	5,703,851
NJ Tpk Auth	5.00%	1/1/2031	A+	5,000	5,881,907
NJ Tpk Auth	5.00%	1/1/2033	A+	2,100	2,528,135
NJ Tpk Auth	5.00%	1/1/2034	A+	1,500	1,853,628
NJ Trans Trust Fund	4.00%	6/15/2038	Baa1	3,000	3,504,745
NJ Trans Trust Fund	4.00%	6/15/2039	Baa1	3,000	3,496,491
NJ Trans Trust Fund	5.00%	6/15/2028	A+	6,275	7,424,401
NJ Trans Trust Fund CR (AGM)	5.00%	6/15/2024	AA	10,165	10,503,292
North TX Twy Auth	4.00%	1/1/2037	A+	8,740	10,215,335
North TX Twy Auth	5.00%	1/1/2023	NR	1,985	2,103,864
North TX Twy Auth	5.00%	1/1/2023	A+	3,015	3,193,640
North TX Twy Auth	5.00%	1/1/2025	A+	5,000	5,529,960
North TX Twy Auth	5.00%	1/1/2031	A	8,085	8,890,171
North TX Twy Auth	5.00%	1/1/2035	A+	3,500	4,196,697
North TX Twy Auth	5.00%	1/1/2035	A+	1,500	2,118,855
North TX Twy Auth	5.00%	1/1/2036	A+	5,000	5,861,331
North TX Twy Auth	5.00%	1/1/2043	A	5,250	6,240,999
NV State Highway Rev	5.00%	12/1/2030	AAA	10,000	12,217,991
NY Trans Dev Corp–Delta Airlines AMT	4.00%	10/1/2030	Baa3	6,500	7,605,782
NY Trans Dev Corp–Delta Airlines AMT	4.00%	1/1/2036	Baa3	10,010	11,243,271
NY Trans Dev Corp–Delta Airlines AMT	5.00%	1/1/2036	Baa3	10,150	12,143,039
NY Trans Dev Corp–Delta Airlines AMT	5.00%	10/1/2040	Baa3	6,750	8,358,785
NY Trans Dev Corp–Delta AMT	4.375%	10/1/2045	Baa3	6,750	7,834,022
NY Trans Dev Corp–Delta AMT	5.00%	1/1/2031	Baa3	3,900	4,692,290
NY Trans Dev Corp–Delta AMT	5.00%	1/1/2033	Baa3	11,000	13,195,374
NY Trans Dev Corp–Delta AMT	5.00%	1/1/2034	Baa3	3,450	4,134,982
NY Trans Dev Corp–JFK IAT	4.00%	12/1/2039	Baa1	1,000	1,147,144
NY Trans Dev Corp–JFK IAT	4.00%	12/1/2041	Baa1	3,200	3,624,044
NY Trans Dev Corp–JFK IAT	5.00%	12/1/2030	Baa1	3,000	3,853,065
NY Trans Dev Corp–JFK IAT	5.00%	12/1/2031	Baa1	2,160	2,755,600
NY Trans Dev Corp–JFK IAT	5.00%	12/1/2032	Baa1	3,000	3,811,755
NY Trans Dev Corp–JFK IAT	5.00%	12/1/2035	Baa1	1,500	1,886,724
NY Trans Dev Corp–JFK IAT	5.00%	12/1/2037	Baa1	1,000	1,254,796

72	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Transportation (continued)
NY Trans Dev Corp–JFK IAT AMT	5.00%	12/1/2024	Baa1		$750	$847,157
NY Trans Dev Corp–JFK IAT AMT	5.00%	12/1/2027	Baa1		1,025	1,243,187
NY Trans Dev Corp–JFK IAT AMT	5.00%	12/1/2031	Baa1		1,850	2,351,146
NY Trans Dev Corp–JFK IAT AMT	5.00%	12/1/2033	Baa1		1,500	1,899,298
NY Trans Dev Corp–LaGuardia Airport AMT	4.00%	7/1/2031	Baa3		3,000	3,236,104
NY Trans Dev Corp–LaGuardia Airport AMT	4.00%	7/1/2032	Baa3		3,000	3,232,947
NY Trans Dev Corp–LaGuardia Airport AMT	4.00%	7/1/2033	Baa3		3,500	3,770,316
NY Trans Dev Corp–LaGuardia Airport AMT	5.00%	7/1/2034	Baa3		2,250	2,496,262
NY Trans Dev Corp–LaGuardia Airport AMT	5.25%	1/1/2050	Baa3		20,000	22,302,314
NY Trans Dev Corp–TOGA AMT	5.00%	1/1/2023	Baa3		750	790,766
NY Twy Auth	5.00%	1/1/2024	A1		1,960	2,166,345
NY Twy Auth	5.00%	1/1/2026	A1		5,115	5,868,865
NY Twy Auth	5.00%	1/1/2033	A1		3,405	4,174,393
NY Twy Auth	5.00%	1/1/2046	A2		5,000	5,779,419
NY Twy Auth (AGM)	4.00%	1/1/2040	AA		11,770	13,740,081
NYS Thruway–Service Area AMT	4.00%	10/31/2041	BBB-	(c)	3,000	3,453,138
NYS Thruway–Service Area Proj AMT	4.00%	10/31/2034	BBB-	(c)	750	882,571
Orlando & Orange Co Expwy Auth	5.00%	7/1/2030	A+		10,000	10,826,771
Orlando Arpt Rev AMT	5.00%	10/1/2030	Aa3		15,000	19,118,157
PA Tpk Commn	4.00%	12/1/2036	A		1,000	1,193,313
PA Tpk Commn	4.00%	12/1/2037	A		2,500	2,970,562
PA Tpk Commn	4.00%	12/1/2038	A		3,250	3,850,931
PA Tpk Commn	5.00%	12/1/2022	A+		3,500	3,694,481
PA Tpk Commn	5.00%	12/1/2032	A1		1,500	1,946,553
PA Tpk Commn	5.00%	12/1/2033	A1		1,300	1,679,358
PA Tpk Commn	5.00%	12/1/2034	A1		1,200	1,537,148
PA Tpk Commn	5.00%	12/1/2035	A1		1,800	2,301,603
Philadelphia Arpt AMT	5.00%	7/1/2028	A2		2,750	3,434,190
Philadelphia Arpt AMT	5.00%	7/1/2029	A2		3,590	4,559,720
Philadelphia Arpt AMT	5.00%	7/1/2030	A2		2,250	2,897,984
Philadelphia Arpt AMT	5.00%	7/1/2031	A2		1,900	2,490,820
Philadelphia Arpt AMT	5.00%	7/1/2032	A2		3,660	4,772,188
Philadelphia Arpt AMT	5.00%	7/1/2033	A2		4,050	5,261,728
Phoenix Arpt	5.00%	7/1/2036	Aa3		4,045	4,928,318
Phoenix Arpt AMT	5.00%	7/1/2022	Aa3		1,500	1,553,487
Phoenix Arpt AMT	5.00%	7/1/2029	A1		1,500	1,907,705
Phoenix Arpt AMT	5.00%	7/1/2030	A1		4,245	5,374,533

See Notes to Financial Statements.	73

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Transportation (continued)
Phoenix Civic Impt Corp AR	5.00%	7/1/2036	A1	$5,000	$6,039,195
Pittsburgh Intl Airport AMT	4.00%	1/1/2037	A2	5,000	5,826,788
Pittsburgh Intl Airport AMT	4.00%	1/1/2038	A2	5,000	5,811,769
Pittsburgh Intl Airport AMT	4.00%	1/1/2039	A2	8,230	9,540,355
Pittsburgh Intl Airport AMT	5.00%	1/1/2033	A2	15,290	19,561,040
Pittsburgh Intl Airport AMT	5.00%	1/1/2034	A2	12,055	15,356,912
Port Auth NY & NJ	4.00%	11/1/2037	Aa3	3,540	4,161,081
Port Auth NY & NJ	5.00%	12/1/2023	Aa3	5,300	5,844,233
Port Auth NY & NJ	5.00%	12/1/2025	Aa3	10,000	11,019,989
Port Auth NY & NJ	5.00%	10/15/2026	Aa3	5,605	6,608,630
Port Auth NY & NJ	5.00%	10/15/2027	Aa3	4,750	5,585,964
Port Auth NY & NJ AMT	3.00%	10/1/2029	Aa3	5,000	5,608,447
Port Auth NY & NJ AMT	4.00%	7/15/2034	Aa3	2,250	2,681,429
Port Auth NY & NJ AMT	4.00%	7/15/2035	Aa3	2,250	2,670,843
Port Auth NY & NJ AMT	4.00%	7/15/2036	Aa3	1,500	1,772,805
Port Auth NY & NJ AMT	4.00%	7/15/2037	Aa3	2,000	2,343,708
Port Auth NY & NJ AMT	4.00%	7/15/2038	Aa3	3,000	3,506,873
Port Auth NY & NJ AMT	4.00%	7/15/2039	Aa3	6,000	6,995,598
Port Auth NY & NJ AMT	5.00%	7/15/2026	Aa3	2,250	2,689,880
Port Auth NY & NJ AMT	5.00%	9/15/2026	Aa3	11,385	13,672,550
Port Auth NY & NJ AMT	5.00%	7/15/2027	Aa3	1,625	1,989,985
Port Auth NY & NJ AMT	5.00%	7/15/2028	Aa3	2,910	3,641,262
Port Auth NY & NJ AMT	5.00%	9/15/2028	Aa3	4,000	4,999,750
Port Auth NY & NJ AMT	5.00%	11/1/2030	Aa3	4,100	5,234,855
Port Auth NY & NJ AMT	5.00%	10/15/2034	Aa3	9,170	10,269,205
Port Oakland AMT	5.00%	5/1/2022	A+	11,000	11,302,669
Port of Portland–Portland Intl Arpt AMT	5.00%	7/1/2037	A+	2,420	3,005,176
Port of Portland–Portland Intl Arpt AMT	5.00%	7/1/2038	A+	3,250	4,029,793
Port of Portland–Portland Intl Arpt AMT	5.00%	7/1/2039	A+	3,330	4,119,619
Port Seattle AMT	5.00%	8/1/2029	A+	8,635	10,984,432
Port Seattle AMT	5.00%	5/1/2033	A+	4,045	4,803,459
Port Seattle AMT	5.00%	4/1/2044	A+	14,870	17,871,625
PR Hwy & Trans Auth(d)	5.00%	7/1/2033	NR	1,215	686,475
PR Hwy & Trans Auth(d)	5.50%	7/1/2023	NR	4,305	2,432,325
PR Hwy & Trans Auth(d)	5.50%	7/1/2024	NR	3,000	1,695,000
PR Hwy & Trans Auth (AGC)	5.25%	7/1/2036	AA	1,560	1,702,491
PR Hwy & Trans Auth (AGM)	5.25%	7/1/2032	AA	1,000	1,109,848

74	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Transportation (continued)
Sacramento Co Arpt AMT	5.00%		7/1/2027	A	$5,950	$7,294,704
Sacramento Co Arpt AMT	5.00%		7/1/2034	A	4,000	4,881,226
Salt Lake City Arpt AMT	5.00%		7/1/2029	A	3,000	3,732,137
Salt Lake City Arpt AMT	5.00%		7/1/2030	A	2,275	2,741,167
Salt Lake City Arpt AMT	5.00%		7/1/2031	A	3,000	3,608,728
Salt Lake City Arpt AMT	5.00%		7/1/2032	A	8,750	10,521,534
Salt Lake City Arpt AMT	5.00%		7/1/2032	A	8,750	11,408,919
Salt Lake City Arpt AMT	5.00%		7/1/2034	A	14,645	17,892,374
Salt Lake City Arpt AMT	5.00%		7/1/2034	A	4,455	5,343,303
San Diego Arpt	4.00%		7/1/2037	A-	2,000	2,319,970
San Diego Arpt	4.00%		7/1/2038	A-	2,000	2,314,827
San Francisco Arpt AMT	5.00%		5/1/2026	A1	10,000	10,272,206
San Francisco Arpt AMT	5.00%		5/1/2028	A1	7,550	7,751,511
San Francisco Arpt AMT	5.00%		5/1/2037	A1	15,565	19,277,863
San Jose Arpt	5.00%		3/1/2026	A2	1,200	1,334,025
San Jose Arpt	5.00%		3/1/2027	A2	2,260	2,504,908
San Jose Arpt	5.00%		3/1/2028	A2	1,655	1,831,816
San Jose Arpt AMT	5.00%		3/1/2035	A2	1,500	1,784,017
South Carolina Ports AMT	5.00%		7/1/2032	A+	4,225	5,271,884
South Jersey Trans Auth	5.00%		11/1/2021	BBB+	5,305	5,323,508
Triborough Brdg & Tunl Auth	4.00%		11/15/2040	AA-	10,000	11,773,610
Triborough Brdg & Tunl Auth	5.00%		11/15/2029	AA-	5,650	6,915,516
Triborough Brdg & Tunl Auth (NPFGC)(FGIC)	5.50%		11/15/2021	A+	2,595	2,610,766
TX Surface Trans Corp–I-635	4.00%		12/31/2033	Baa2	6,500	7,722,497
TX Surface Trans Corp–I-635	4.00%		12/31/2034	Baa2	6,500	7,692,287
TX Surface Trans Corp–I-635	4.00%		12/31/2035	Baa2	6,000	7,079,899
TX Surface Trans Corp–I-635	4.00%		6/30/2036	Baa2	4,125	4,852,731
TX Surface Trans Corp–I-635	4.00%		12/31/2036	Baa2	5,500	6,470,308
Wayne Co Arpt AMT	5.00%		12/1/2026	A1	1,590	1,861,580
Wayne Co Arpt AMT	5.00%		12/1/2027	A1	2,000	2,343,401
Wayne Co Arpt AMT	5.00%		12/1/2030	A1	13,720	16,038,902
Total						1,559,803,960

Utilities 11.66%
Albuquerque Bernalillo Co Wtr Util	5.00%		7/1/2024	AA	2,645	2,979,648
Albuquerque Bernalillo Co Wtr Util	5.00%		7/1/2025	AA	4,000	4,502,567
Amelia Co IDA–Waste Mgmt AMT	1.45%	#(b)	4/1/2027	A-	2,500	2,526,456

See Notes to Financial Statements.	75

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Utilities (continued)
Appling Co Dev–Oglethorpe Power	1.50%	#(b)	1/1/2038	BBB+	$1,250	$1,284,464
CA Choice Clean Energy–Morgan Stanley	4.00%	#(b)	2/1/2052	A1	14,000	16,981,422
CA Dept Wtr Res Wtr–Central Valley	5.00%		12/1/2021	NR	45	45,347
CA Poll Ctl–Poseidon Res†	5.00%		7/1/2039	Baa3	5,000	6,021,381
CA Poll Ctl–Poseidon Res AMT†	5.00%		7/1/2037	Baa3	5,570	5,832,922
Central Plains–Goldman Sachs	5.00%		9/1/2027	A2	7,525	7,841,792
Central Plains–Goldman Sachs	5.00%		9/1/2035	BBB+	3,435	4,696,496
Chicago Wastewater	5.00%		1/1/2029	A	4,335	5,225,187
Chicago Wastewater	5.00%		1/1/2030	A	6,500	7,812,342
Chicago Water	5.00%		11/1/2025	A	2,625	3,084,349
Chicago Water (AGM)	5.00%		11/1/2034	AA	6,275	7,660,087
Chicago Water (AGM)	5.00%		11/1/2035	AA	5,000	6,098,894
Chicago Water (AGM)	5.25%		11/1/2030	AA	5,510	6,873,029
Clarion Co IDA–American Wtr AMT	2.45%	#(b)	12/1/2039	A+	2,250	2,393,014
Cleveland Public Pwr (AGM)	4.00%		11/15/2034	AA	1,000	1,177,756
Cleveland Public Pwr (AGM)	4.00%		11/15/2036	AA	1,000	1,172,923
Cleveland Public Pwr (AGM)	4.00%		11/15/2038	AA	1,000	1,166,914
Cleveland Public Pwr (AGM)	5.00%		11/15/2028	AA	700	888,064
Cleveland Public Pwr (AGM)	5.00%		11/15/2033	AA	2,000	2,540,268
DE EDA–NRG Energy	1.25%	#(b)	10/1/2040	BBB-	7,500	7,559,996
DE EDA–NRG Energy	1.25%	#(b)	10/1/2045	BBB-	12,300	12,395,618
Detroit Sewer	5.00%		7/1/2034	A+	2,200	2,537,002
Detroit Sewer	5.00%		7/1/2035	A+	1,835	2,115,357
FL DFC–Waste Pro AMT	3.00%		6/1/2032	NR	5,000	5,240,160
Guam Waterworks	5.00%		7/1/2036	A-	1,000	1,130,762
Guam Waterworks Auth	5.00%		7/1/2029	A-	1,000	1,091,722
HI Dept Budget–Hawaiian Electric	3.20%		7/1/2039	Baa1	11,120	12,042,791
HI Dept Budget–Hawaiian Electric AMT	3.10%		5/1/2026	Baa1	8,500	9,271,491
Houston Util Sys	5.00%		5/15/2022	AA	3,000	3,089,989
Houston Util Sys	5.00%		11/15/2023	AA	4,000	4,404,422
Houston Util Sys	5.00%		11/15/2026	AA	5,355	6,123,893
Imperial Irrigation Dist	5.00%		11/1/2032	AA-	2,000	2,369,462
IN Muni Pwr	5.00%		1/1/2033	A+	5,210	6,408,361
IN Muni Pwr	5.00%		1/1/2034	A+	4,000	4,905,079
KY Muni Pwr–Prarie State Proj	3.45%	#(b)	9/1/2042	Baa1	5,935	6,368,706
KY Public Energy Auth–BP	4.00%	#(b)	1/1/2049	A2	6,375	7,023,246
KY Public Energy Auth–Morgan Stanley	4.00%	#(b)	4/1/2048	A2	3,200	3,458,442

76	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Utilities (continued)
LA Env Facs–E Baton Rouge Swr	0.875%	#(b)	2/1/2046	A+	$15,000	$14,954,626
Long Beach Nat Gas–ML	1.514% (3 Mo. LIBOR * .67 + 1.43%)	#	11/15/2026	A2	4,000	4,144,596
Long Island Power Auth	0.85%	#(b)	9/1/2050	A	6,000	6,021,602
Long Island Power Auth	5.00%		9/1/2034	A	2,250	2,757,330
Los Angeles USD	5.00%		7/1/2023	Aa3	10,000	10,837,435
Lower AL Gas Dist–Goldman Sachs	5.00%		9/1/2031	A2	4,005	5,113,617
Lower Colo Riv Auth–Transmn Contract	5.00%		5/15/2034	A	3,190	4,019,170
Lower Colo Riv Auth–Transmn Contract	5.00%		5/15/2035	A	2,430	3,053,338
Lower Colo Riv Auth–Transmn Contract	5.00%		5/15/2036	A	5,055	6,328,229
Lower Colorado River Authority Transmission Services Corp	5.00%		5/15/2036	A	1,760	2,203,300
Luzerne Co IDA–American Wtr AMT	2.45%	#(b)	12/1/2039	A+	4,000	4,301,871
Main St Nat Gas–Citibank	4.00%	#(b)	3/1/2050	A3	18,170	20,745,737
Main St Nat Gas–Citibank	4.00%	#(b)	5/1/2052	A3	16,250	19,199,593
Maricopa Co Poll Cntrl–El Paso Elec	3.60%		2/1/2040	Baa2	5,085	5,559,775
Maricopa Co Poll Cntrl–El Paso Elec	3.60%		4/1/2040	Baa2	3,870	4,231,333
Miami Dade Co Wtr & Swr	5.00%		10/1/2043	AA-	6,485	7,992,881
Miami-Dade Co Wtr & Swr	4.00%		10/1/2035	AA-	5,000	5,828,917
MO Joint Muni Elec Util Commn	5.00%		1/1/2023	A2	2,000	2,118,242
MO Joint Muni Elec Util Commn	5.00%		1/1/2025	A2	1,500	1,653,548
Modesto Irrigation Dist	5.00%		7/1/2023	A+	1,780	1,928,737
Modesto Irrigation Dist	5.00%		7/1/2024	A+	3,720	4,027,436
Modesto Irrigation Dist	5.00%		7/1/2025	A+	8,410	9,101,958
Monroe Dev Auth–Oglethorpe Power	1.50%	#(b)	1/1/2039	BBB+	1,875	1,926,695
New York St Pwr Auth	4.00%		11/15/2045	AA	3,325	3,885,812
North Sumter Co Util Dep Dist	5.00%		10/1/2032	A	8,000	8,358,403
Northern CA Gas–Goldman Sachs	4.00%	#(b)	7/1/2049	A2	7,500	8,158,801
Northern CA Pwr–Hydroelec #1	5.00%		7/1/2026	A+	3,600	3,727,818
NYC Muni Water	4.00%		6/15/2037	AA+	3,630	4,279,095
Omaha Pub Pwr Dist	5.00%		2/1/2029	AA	5,000	5,895,281
Orlando Util Commn	1.25%	#(b)	10/1/2046	AA	10,000	10,013,938
Philadelphia Gas Works	5.00%		8/1/2026	A	1,000	1,166,312
Philadelphia Gas Works	5.00%		8/1/2027	A	1,000	1,165,485
Philadelphia Gas Works	5.00%		8/1/2028	A	1,250	1,533,536
Philadelphia Gas Works	5.00%		8/1/2029	A	1,700	2,078,716
Philadelphia Gas Works	5.00%		8/1/2030	A	1,425	1,735,481

See Notes to Financial Statements.	77

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Utilities (continued)
Philadelphia Gas Works	5.00%		10/1/2033	A		$2,390	$2,850,457
Philadelphia Water &Wastewater	5.00%		11/1/2029	A+		3,185	3,960,626
Phoenix Civic Impt Corp–Water Sys	5.00%		7/1/2027	AAA		5,010	5,639,465
Piedmont Muni Pwr Agency	5.00%		1/1/2034	NR		13,660	16,150,102
PR Aqueduct & Swr Auth†	4.00%		7/1/2042	NR		3,455	3,931,540
PR Aqueduct & Swr Auth†	5.00%		7/1/2022	NR		4,735	4,886,800
PR Aqueduct & Swr Auth†	5.00%		7/1/2022	NR		4,500	4,644,266
PR Aqueduct & Swr Auth†	5.00%		7/1/2025	NR		3,500	4,017,338
PR Aqueduct & Swr Auth†	5.00%		7/1/2030	NR		10,670	13,567,971
PR Aqueduct & Swr Auth†	5.00%		7/1/2033	NR		850	1,088,526
PR Aqueduct & Swr Auth†	5.00%		7/1/2033	NR		5,000	6,114,600
PR Aqueduct & Swr Auth†	5.00%		7/1/2037	NR		6,000	7,247,939
PR Aqueduct & Swr Auth†	5.00%		7/1/2047	NR		1,000	1,205,290
PR Elec Pwr Auth(d)	5.00%		7/1/2037	D	(c)	1,035	1,014,300
PR Elec Pwr Auth(d)	5.00%		7/1/2042	D	(c)	2,390	2,342,200
PR Elec Pwr Auth(d)	5.50%		7/1/2038	D	(c)	2,350	2,317,688
PR Elec Pwr Auth(d)	7.00%		7/1/2033	D	(c)	4,000	4,035,000
PR Elec Pwr Auth(d)	7.00%		7/1/2040	D	(c)	725	731,344
PR Elec Pwr Auth (AGM)	0.617% (3 Mo. LIBOR * .67 + .52%)	#	7/1/2029	AA		5,720	5,680,987
Riverside Elec	5.00%		10/1/2037	AA-		4,000	5,037,463
Riverside Elec	5.00%		10/1/2038	AA-		5,000	6,283,524
Salt Verde Fin Corp–Citi	5.00%		12/1/2037	A3		7,165	9,870,503
Salt Verde Fin Corp–Citi	5.25%		12/1/2026	A3		7,500	9,038,206
Salt Verde Fin Corp–Citi	5.50%		12/1/2029	A3		5,100	6,631,826
San Antonio Elec & Gas	5.00%		2/1/2029	Aa1		7,340	8,824,331
SC Pub Service Auth–Santee Cooper	5.00%		12/1/2031	A		2,000	2,608,625
SC Pub Service Auth–Santee Cooper	5.00%		12/1/2032	A		2,670	3,465,733
SC Pub Service Auth–Santee Cooper	4.00%		12/1/2034	A		13,000	15,750,063
SE AL Gas Dist	4.00%	#(b)	12/1/2051	A1		12,000	14,548,844
SE Energy Auth	4.00%	#(b)	11/1/2051	A2		10,000	11,767,632
Seminole Co Wtr & Swr	5.00%		10/1/2024	AA+		4,000	4,555,636
Stockton PFA–Wastewater (BAM)	5.00%		9/1/2024	AA		1,000	1,129,681
TEAC–Goldman Sachs	5.00%	#(b)	5/1/2052	A2		25,000	32,628,537
TEAC–Goldman Sachs	5.25%		9/1/2024	A2		8,940	10,138,753
TEAC–Goldman Sachs	5.625%		9/1/2026	BBB	(c)	5,000	6,059,814

78	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Utilities (continued)
Tennergy Corp–Morgan Stanley	4.00%	#(b)	12/1/2051	A1		$20,000	$23,595,700
Texas Municipal Power Agency (AGM)	3.00%		9/1/2027	AA		1,450	1,595,882
Texas Municipal Power Agency (AGM)	3.00%		9/1/2029	AA		2,080	2,263,450
Texas Municipal Power Agency (AGM)	3.00%		9/1/2034	AA		1,470	1,575,144
Texas Municipal Power Agency (AGM)	3.00%		9/1/2036	AA		4,300	4,587,584
Texas Water Dev Brd	3.00%		10/15/2033	AAA		4,000	4,502,695
Transbay Pwr Auth	5.00%		10/1/2030	A-	(c)	300	388,339
Transbay Pwr Auth	5.00%		10/1/2031	A-	(c)	300	386,632
Transbay Pwr Auth	5.00%		10/1/2032	A-	(c)	500	642,416
Transbay Pwr Auth	5.00%		10/1/2033	A-	(c)	900	1,152,585
Transbay Pwr Auth	5.00%		10/1/2034	A-	(c)	970	1,238,211
Transbay Pwr Auth	5.00%		10/1/2035	A-	(c)	900	1,146,938
Transbay Pwr Auth	5.00%		10/1/2037	A-	(c)	675	854,192
Transbay Pwr Auth	5.00%		10/1/2039	A-	(c)	1,400	1,761,899
Transbay Pwr Auth	5.00%		10/1/2040	A-	(c)	1,500	1,883,815
TX Muni Gas Acq & Supply–Macquarie	5.00%		12/15/2027	A3		4,375	5,392,331
TX Muni Gas Acq & Supply–Macquarie	5.00%		12/15/2029	A3		12,125	15,582,630
TX Muni Gas Acq & Supply–Macquarie	5.00%		12/15/2030	A3		6,500	8,483,109
TX Muni Gas Acq & Supply–Macquarie	5.00%		12/15/2031	A3		6,000	7,956,889
TX Muni Gas Acq & Supply–Macquarie	5.00%		12/15/2032	A3		6,000	8,035,565
TX Muni Gas Acq & Supply–ML	5.25%		12/15/2021	A2		4,710	4,756,448
TX Muni Gas Acq & Supply–ML	5.25%		12/15/2023	A2		2,925	3,234,241
TX Muni Gas Acq & Supply–ML	6.25%		12/15/2026	A2		13,550	15,754,807
Utility Debt Sec Auth–Lipa	5.00%		6/15/2028	AAA		5,915	7,115,682
Western MN Muni Pwr Agy	5.00%		1/1/2023	Aa3		1,500	1,587,907
WV EDA–Wheeling Pwr AMT	3.00%	#(b)	6/1/2037	A-		9,400	9,527,579
Total							771,158,745
Total Municipal Bonds (cost $6,138,735,808)							6,484,832,625

See Notes to Financial Statements.	79

Schedule of Investments (continued)

INTERMEDIATE TAX FREE FUND September 30, 2021

Investments	Interest Rate#	Interest Rate Reset Date(g)	Final Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

SHORT-TERM INVESTMENTS 1.48%

Variable Rate Demand Notes 1.48%

General Obligation 0.27%
NYC GO	0.080%	10/1/2021	12/1/2047	AA	$18,000	$18,000,000

Health Care 0.14%
WV Hsp–WV United Health Sys	0.130%	10/7/2021	6/1/2033	A	9,410	9,410,000

Tax Revenue 0.12%
NYC TFA–Future Tax	0.080%	10/1/2021	5/1/2034	AAA	1,200	1,200,000
NYC TFA–Future Tax	0.080%	10/1/2021	11/1/2044	AAA	6,190	6,190,000
NYC TFA–Future Tax	0.090%	10/1/2021	2/1/2045	AAA	660	660,000
Total						8,050,000

Transportation 0.06%
Triborough Brdg & Tunl Auth	0.100%	10/1/2021	1/1/2032	Aa1	3,600	3,600,000

Utilities 0.89%
NYC Muni Water	0.080%	10/1/2021	6/15/2045	AA+	53,050	53,050,000
NYC Muni Water	0.080%	10/1/2021	6/15/2050	AA+	4,585	4,585,000
NYC Muni Water	0.100%	10/1/2021	6/15/2049	AA+	1,100	1,100,000
Total						58,735,000
Total Short-Term Investments (cost $97,795,000)						97,795,000
Total Investments in Securities 99.55% (cost $6,236,530,808)						6,582,627,625
Other Assets and Liabilities – Net 0.45%						30,034,493
Net Assets 100.00%						$6,612,662,118

AGC	Insured by–Assured Guarantee Corp.
AGM	Insured by–Assured Guaranty Municipal Corporation.
AMBAC	Insured by–AMBAC Assurance Corporation.
AMT	Income from the security may be subject to Alternative Minimum Tax.
BAM	Insured by–Build America Mutual.
COP	Certificates of Participation.
CR	Custodian Receipt.
FGIC	Insured by–Financial Guaranty Insurance Company.
FNMA	Federal National Mortgage Association.
GNMA	Government National Mortgage Association.
GTD	Guaranteed.
LIBOR	London Interbank Offered Rate.
MUNIPSA	SIFMA Municipal Swap Index Yield.
NPFGC	Insured by–National Public Finance Guarantee Corporation.
NR	Not Rated.
SIFMA	Insured by–Securities Industry and Financial Markets Association.
SOFR	Secured Over Night Financing Rate.
TCRS	Transferable Custodial Receipts.
TRIPS	Tax Refund Intercept Programs.

80	See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERMEDIATE TAX FREE FUND September 30, 2021

#	Variable rate security. The interest rate represents the rate in effect at September 30, 2021.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At September 30, 2021, the total value of Rule 144A securities was $253,315,079 which represents 3.83% of net assets.
(a)	Unaudited.
(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	This investment has been rated by Fitch IBCA.
(d)	Defaulted (non-income producing security).
(e)	Level 3 Investment as described in Note2(i) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(f)	Securities purchased on a when-issued basis (See Note 2(g)).
(g)	The interest rate reset date shown represents the date on which the Fund has the right to sell a Variable Rate Demand Note (“VRDN”) back to the issuer for Principal Amount. The interest rate on the VRDN is generally reset daily based on the SIFMA Municipal Swap Index.

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds
Corporate-Backed	$–	$556,600,817	$3,724,000	$560,324,817
Remaining Industries	–	5,924,507,808	–	5,924,507,808
Short-Term Investments
Variable Rate Demand Notes	–	97,795,000	–	97,795,000
Total	$–	$6,578,903,625	$3,724,000	$6,582,627,625

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the fiscal year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the fiscal year.

See Notes to Financial Statements.	81

Schedule of Investments

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

LONG-TERM INVESTMENTS 98.92%

MUNICIPAL BONDS 98.92%

Corporate-Backed 7.37%
AR DFA–Big River Steel AMT†	4.75%		9/1/2049	Ba3		$8,500	$9,553,179
AZ IDA	3.625%		5/20/2033	BBB		8,656	9,673,268
Burke Co Dev–Vogtle Proj	2.75%	#(b)	1/1/2052	AA-		10,625	10,631,290
CA Poll Ctl–Poseidon Res AMT†	5.00%		11/21/2045	Baa3		13,775	14,406,042
CA Poll Ctl–Waste Mgmt AMT	4.30%		7/1/2040	A-		2,575	2,910,613
Chandler AZ IDA–Intel Corp AMT	2.70%	#(b)	12/1/2037	A+		4,000	4,162,243
Fort Bend IDC–NRG Energy	4.75%		5/1/2038	Baa2		3,500	3,637,224
Gloucester Co Poll Ctl–Logan AMT	5.00%		12/1/2024	BBB-		675	720,973
Hoover IDA–US Steel AMT	5.75%		10/1/2049	B		1,100	1,307,218
Houston Arpt–United Airlines AMT	4.00%		7/15/2041	B-	(c)	3,800	4,050,336
IA Fin Auth–Alcoa	4.75%		8/1/2042	BB+		5,000	5,121,797
IA Fin Auth–Iowa Fertilizer Co	3.125%		12/1/2022	BB-		1,125	1,142,645
IA Fin Auth–Iowa Fertilizer Co	5.25%		12/1/2025	BB-		8,500	9,200,771
IL State GO	5.00%		12/1/2036	BBB		6,700	7,893,725
IN Fin Auth–OH River Brdgs	5.00%		7/1/2048	BBB+		1,400	1,498,688
IN Fin Auth–OVEC	2.50%		11/1/2030	Ba1		1,000	1,009,111
IN Fin Auth–OVEC	3.00%		11/1/2030	Ba1		1,000	1,053,870
IN Fin Auth–OVEC	3.00%		11/1/2030	Ba1		3,600	3,793,931
IN Fin Auth–US Steel	4.125%		12/1/2026	B		1,625	1,792,235
LA Env Facs–Entergy	2.50%		4/1/2036	A		18,140	18,435,080
LA Env Facs–Westlake Chem	3.50%		11/1/2032	BBB		21,455	23,674,876
LA St John Parish–Marathon Oil	2.00%	#(b)	6/1/2037	BBB-		9,555	9,718,957
LA St John Parish–Marathon Oil	2.10%	#(b)	6/1/2037	BBB-		8,000	8,259,356
LA St John Parish–Marathon Oil	2.125%	#(b)	6/1/2037	BBB-		2,750	2,841,011
LA St John Parish–Marathon Oil	2.20%	#(b)	6/1/2037	BBB-		1,810	1,891,465
LA St John Parish–Marathon Oil	2.375%	#(b)	6/1/2037	BBB-		3,125	3,290,769
Love Field Arpt–Southwest Airlines	5.00%		11/1/2028	Baa1		2,845	2,980,674
Matagorda Co Nav Dist–AEP TX Central	2.60%		11/1/2029	A-		8,100	8,682,640
MD EDC–AFCO AMT	4.00%		7/1/2039	BBB		5,625	6,451,622
MD EDC–Chesapeake Bay Hyatt(d)	5.00%		12/1/2016	NR		855	513,000
MI Strategic Fund–GPK AMT	4.00%	#(b)	10/1/2061	BB		2,100	2,334,468
Mission Econ Dev Corp–Natgasoline AMT†	4.625%		10/1/2031	BB-		5,250	5,521,281
National Fin Auth NH–Covanta†	4.625%		11/1/2042	B1		1,500	1,565,448
NH National Fin Auth–Covanta†	3.625%	#(b)	7/1/2043	B1		690	727,658

82	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Corporate–Backed (continued)
NH National Fin Auth–Covanta AMT†	3.75%	#(b)	7/1/2045	B1	$1,315	$1,392,167
NH National Fin Auth–Covanta AMT†	4.875%		11/1/2042	B1	5,000	5,239,429
NH National Fin Auth–Hsg Sec	4.125%		1/20/2034	NR	6,841	8,140,947
Niagara Area Dev Corp–Covanta†	3.50%		11/1/2024	B1	2,500	2,599,663
Niagara Area Dev Corp–Covanta AMT†	4.75%		11/1/2042	B1	5,000	5,227,040
NY Energy RDA–NYSEGC	3.50%		10/1/2029	A-	800	922,933
NY Env Facs–Casella Waste AMT	2.75%	#(b)	9/1/2050	B	1,300	1,363,928
NY Env Facs–Casella Waste AMT†	3.125%	#(b)	12/1/2044	B	3,000	3,222,718
NY Liberty Dev Corp–3 WTC†	5.00%		11/15/2044	NR	7,000	7,670,774
NY Liberty Dev Corp–4 WTC	2.875%		11/15/2046	A	3,000	3,025,561
NY Trans Dev Corp–American Airlines AMT	5.25%		8/1/2031	B-	1,050	1,248,067
NY Trans Dev Corp–American Airlines AMT	5.375%		8/1/2036	B-	1,500	1,889,668
NYC IDA–TRIPS	5.00%		7/1/2028	BBB+	11,005	11,323,190
OH Air Dev Auth–AEP	2.40%	#(b)	12/1/2038	BBB+	1,665	1,746,563
OH Air Dev Auth–AEP AMT	2.10%	#(b)	7/1/2028	BBB+	5,000	5,185,238
OH Air Dev Auth–AEP AMT	2.50%	#(b)	8/1/2040	BBB+	2,500	2,712,193
OH Air Dev Auth–AEP AMT	2.60%	#(b)	6/1/2041	BBB+	1,960	2,059,874
OH Air Dev Auth–OVEC	3.25%		9/1/2029	Ba1	3,450	3,707,225
OH Air Quality–AMG Vanadium AMT†	5.00%		7/1/2049	B-	4,630	5,327,391
PA EDA–Covanta AMT†	3.25%		8/1/2039	B1	5,535	5,696,299
Parish of St James–Nustar Logistics†	6.10%	#(b)	12/1/2040	BB-	1,750	2,280,509
Parish of St James–Nustar Logistics†	6.35%		7/1/2040	BB-	3,250	4,298,879
Parish of St James–Nustar Logistics†	6.35%		10/1/2040	BB-	2,500	3,306,830
Phenix City–Meadwestvaco AMT	4.125%		5/15/2035	BBB	2,500	2,569,942
Phenix City IDB–Meadwestvaco	3.625%		5/15/2030	BBB	3,050	3,128,136
Port Beaumont Nav Dis–Jefferson Rail AMT†	4.00%		1/1/2050	NR	3,150	3,255,008
Port Beaumont Nav Dis- Jefferson Rail AMT†	2.875%		1/1/2041	NR	665	653,854
Port Beaumont Nav Dis- Jefferson Rail AMT†	3.00%		1/1/2050	NR	5,500	5,178,886
Richland Co Env Impt–Intl Paper	3.875%		4/1/2023	BBB	6,625	6,965,996
Salem Co Poll Ctl–Chambers AMT	5.00%		12/1/2023	BBB	7,900	8,300,072
Selma IDB–Intl Paper	2.00%	#(b)	11/1/2033	BBB	2,000	2,084,974
St James Parish–Nustar Logistics†	5.85%	#(b)	8/1/2041	BB-	1,000	1,135,893
Tuscaloosa IDA–Hunt Refining†	4.50%		5/1/2032	NR	4,181	4,499,697
VA Small Bus Fing–Covanta AMT†	5.00%	#(b)	1/1/2048	B	910	956,793
Valparaiso Facs–Pratt Paper AMT	7.00%		1/1/2044	NR	2,000	2,250,528
West Pace Coop Dist(d)	9.125%		5/1/2039	NR	4,900	3,724,000	(e)

See Notes to Financial Statements.	83

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Corporate–Backed (continued)
WI PFA–American Dream†	5.00%	12/1/2027	NR	$1,455	$1,536,089
WI PFA–American Dream†	6.50%	12/1/2037	NR	3,000	3,353,551
WI PFA–Celanese AMT	4.30%	11/1/2030	BBB	1,035	1,154,404
WI PFA–TRIPS AMT	5.00%	7/1/2042	BBB+	3,500	3,589,454
WI Pub Fin Auth–Celanese	4.05%	11/1/2030	BBB	500	552,200
Total					334,924,027

Education 4.98%
Build NYC Res Corp–CUNY	5.00%	6/1/2034	Aa2	325	362,370
CA Ed Facs–Chapman Univ	5.00%	4/1/2045	A2	5,000	5,627,575
CA Sch Fin–Green Dot Charter†	5.00%	8/1/2045	BBB-	1,500	1,655,509
Cap Trust Ed–Advantage Charter Scho	5.00%	12/15/2049	Baa3	1,000	1,117,955
Cap Trust Ed–Advantage Charter Scho	5.00%	12/15/2054	Baa3	1,030	1,148,605
Carroll Co–KY Util Comp AMT	2.125%	10/1/2034	A1	7,500	7,676,761
Chicago Brd Ed	5.00%	12/1/2044	BB	1,750	2,064,422
Chicago Brd Ed	5.00%	12/1/2046	BB	3,500	4,117,455
Davie Edu Facs–Nova Southeastern Univ	6.00%	4/1/2042	A-	3,040	3,299,138
Detroit Sch Dist	5.00%	5/1/2029	Aa1	4,000	4,109,826
Dutchess Co LDC–Bard College†	5.00%	7/1/2045	BB+	1,000	1,199,527
Dutchess Co LDC–Bard College†	5.00%	7/1/2051	BB+	1,500	1,791,473
FL HI Ed–Nova Southeastern Univ	5.00%	4/1/2033	A-	1,475	1,715,918
FL HI Ed–Nova Southeastern Univ	5.00%	4/1/2036	A-	2,000	2,314,421
Fulton Co Dev–Tuff/Atlanta Hsg	5.00%	9/1/2032	A+	775	776,521
Hempstead Town LDC–Adelphi Univ	5.00%	10/1/2034	A-	175	193,628
IA HI Ed–Des Moines Univ	5.00%	10/1/2038	BBB+	2,730	3,413,350
IA Higher Ed–Des Moines Univ	5.00%	10/1/2039	BBB+	2,870	3,581,852
IA Higher Ed–Des Moines Univ	5.00%	10/1/2040	BBB+	3,535	4,395,599
IL Fin Auth–IL Inst of Tech	4.00%	9/1/2037	Baa3	3,135	3,564,445
IL Fin Auth–IL Inst of Tech	4.00%	9/1/2039	Baa3	3,295	3,725,855
IL Fin Auth–IL Inst of Tech	5.00%	9/1/2040	Baa3	2,020	2,461,196
IL Fin Auth–Univ Chicago	4.00%	10/1/2049	Aa2	6,000	6,335,716
LA PDA–Tulane Univ	4.00%	4/1/2050	A	6,000	6,830,629
LA PDA–Tulane Univ	5.00%	4/1/2045	A	5,000	6,201,092
Lincoln Co–Augustana College	4.00%	8/1/2051	BBB-	2,960	3,254,407
MA DFA–Suffolk Univ	5.00%	7/1/2030	Baa2	1,500	1,786,298
MA DFA–Suffolk Univ	5.00%	7/1/2032	Baa2	3,750	4,427,313
MA DFA–Suffolk Univ	5.00%	7/1/2033	Baa2	1,250	1,471,669

84	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Education (continued)
MA DFA–Suffolk Univ	5.00%		7/1/2034	Baa2		$1,600	$1,877,495
MA DFA–Suffolk University	4.00%		7/1/2046	Baa2		1,000	1,135,655
MA DFA–Suffolk University	4.00%		7/1/2051	Baa2		3,000	3,394,396
MA Ed Fin Auth AMT	3.00%		7/1/2051	BBB		2,000	1,987,157
MD Hlth & HI Ed–Stevenson Univ	4.00%		6/1/2051	BBB-		1,000	1,130,473
Miami Dade Cnty Ed Facs–Univ of Miami FL	5.00%		4/1/2053	A-		5,000	5,901,328
Nashville Hlth & Ed–Lipscomb U	5.25%		10/1/2058	BBB		6,065	7,308,924
NJ Higher Ed Assistance Auth AMT	2.50%		12/1/2040	AA		2,250	2,296,087
NY Dorm–Mt Sinai Sch Med	5.00%		7/1/2040	A-		5,000	5,672,455
NY Dorm–NYU	5.00%		7/1/2030	Aa2		2,155	2,335,538
NY Dorm–NYU	5.00%		7/1/2031	Aa2		4,215	4,568,118
NY Dorm–Pace Univ	5.00%		5/1/2029	NR		10	10,741
NY Dorm–Pace Univ	5.00%		5/1/2029	BBB-		245	260,078
NY Dorm–St. John’s Univ	4.00%		7/1/2048	A-		3,750	4,403,355
NY Dorm–Touro Clg	5.00%		1/1/2047	BBB-	(c)	6,600	7,597,231
NY Dorm–Touro Clg	5.50%		1/1/2039	BBB-	(c)	2,450	2,689,983
NYC IDA–Yankee Stadium (AGC)	Zero Coupon		3/1/2030	AA		8,000	6,892,222
NYC IDA–Yankee Stadium (AGM)	4.00%		3/1/2045	AA		2,400	2,758,047
OR Facs Auth–Willamette Univ	4.00%		10/1/2051	BBB		2,500	2,814,486
PA HI Ed–Drexel Univ (AGM)	4.00%		5/1/2041	AA		3,425	3,967,910
PA Higher Ed–Assistance Agny	2.625%		6/1/2042	A1		1,785	1,781,226
Troy Cap Res Corp–RPI	4.00%		9/1/2040	A3		4,435	5,181,095
Univ of CT	5.25%		11/15/2047	A+		8,080	9,902,694
Univ of Illinois (AGM)	4.00%		4/1/2038	AA		4,965	5,666,918
Univ of NE–Facs Corp	4.00%		7/15/2059	Aa1		5,000	5,796,191
Univ of NE–Facs Corp	4.00%		7/15/2062	Aa1		17,785	20,566,181
Univ of North Carolina–Wilmington	5.00%		6/1/2037	A1		7,055	8,052,899
Waco Ed Fin Corp–Baylor University	4.00%		3/1/2051	A+		5,000	5,778,134
WI PFA–Wingate Univ	5.25%		10/1/2038	BBB		2,220	2,578,286
WI PFA–Wingate Univ	5.25%		10/1/2043	BBB		1,000	1,147,327
Total							226,073,155

Energy 0.37%
Main St Nat Gas–Macquarie	5.00%		5/15/2038	A3		3,745	5,228,572
New Mexico Energy Acq Auth–RBC	5.00%	#(b)	11/1/2039	Aa2		10,000	11,498,271
Total							16,726,843

See Notes to Financial Statements.	85

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Financial Services 0.19%
MA Ed Fin Auth AMT	4.125%		7/1/2046	BBB	$5,755	$6,099,181
NJ Higher Ed Assistance Auth AMT	3.75%		12/1/2031	Aaa	2,395	2,549,785
Total						8,648,966

General Obligation 11.98%
Beaverton Sch Dist	5.00%	#	6/15/2036	AA+	8,000	9,669,884
Bellwood GO	6.15%		12/1/2032	A	2,765	2,954,570
CA State GO	4.00%		9/1/2037	Aa2	5,000	5,709,350
CA State GO	5.00%		4/1/2032	Aa2	2,450	3,329,153
CA State GO	5.00%		2/1/2033	Aa2	10,000	10,154,527
CA State GO	5.00%		8/1/2038	Aa2	3,700	4,436,555
CA State GO	5.25%		8/1/2032	Aa2	7,500	8,824,372
Chicago Brd Ed	5.00%		12/1/2029	BB	2,000	2,474,700
Chicago Brd Ed	5.00%		12/1/2030	BB	2,070	2,553,600
Chicago Brd Ed	5.00%		12/1/2031	BB	1,000	1,229,191
Chicago Brd Ed	5.00%		12/1/2032	BB	1,250	1,556,322
Chicago Brd Ed	5.00%		12/1/2033	BB	1,750	2,172,022
Chicago Brd Ed	5.00%		12/1/2033	BB	3,275	4,121,806
Chicago Brd Ed	5.00%		12/1/2036	BB	1,000	1,249,203
Chicago Brd Ed	5.00%		12/1/2039	BB	1,415	1,753,339
Chicago Brd Ed	5.00%		12/1/2042	BB	700	727,109
Chicago Brd Ed	5.00%		12/1/2046	BB	2,000	2,397,390
Chicago Brd Ed	6.50%		12/1/2046	BB	1,100	1,351,360
Chicago Brd Ed†	7.00%		12/1/2046	BB	1,200	1,555,178
Chicago Brd Ed (AGM)	5.00%		12/1/2027	AA	1,850	2,256,012
Chicago Brd Ed (NPFGC)(FGIC)	Zero Coupon		12/1/2030	Baa2	1,765	1,483,962
Chicago GO	5.00%		1/1/2026	BBB+	5,175	6,030,946
Chicago GO	5.00%		1/1/2029	BBB+	3,000	3,736,556
Chicago GO	5.00%		1/1/2030	BBB+	2,400	3,043,043
Chicago GO	5.00%		1/1/2033	BBB+	2,350	2,371,795
Chicago GO	5.00%		1/1/2034	BBB+	4,150	4,188,488
Chicago GO	5.00%		1/1/2034	BBB+	5,500	5,916,431
Chicago GO	5.00%		1/1/2036	BBB+	3,975	4,268,780
Chicago GO	5.00%		1/1/2040	BBB+	5,000	5,046,848
Chicago GO	5.50%		1/1/2033	BBB+	2,255	2,546,862
Chicago GO	5.50%		1/1/2034	BBB+	2,400	2,709,972
Chicago GO	5.50%		1/1/2035	BBB+	230	259,492

86	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

General Obligation (continued)
Chicago GO	5.50%	1/1/2037	BBB+	$2,745	$3,094,806
Chicago GO	5.50%	1/1/2040	BBB+	2,500	2,815,261
Chicago GO	5.50%	1/1/2042	BBB+	5,000	5,619,678
Chicago GO	5.50%	1/1/2049	BBB+	13,265	16,162,607
Chicago GO	5.625%	1/1/2030	BBB+	525	639,462
Chicago GO	6.00%	1/1/2038	BBB+	19,430	23,833,920
Chicago O’Hare Arpt AMT	5.00%	1/1/2052	A	9,375	11,005,947
Clark Co SD (AGM)	4.00%	6/15/2038	AA	1,200	1,413,611
Clark Co SD (AGM)	4.00%	6/15/2040	AA	1,975	2,315,528
Cook Co GO	5.00%	11/15/2030	A+	1,000	1,190,105
Cook Co GO	5.00%	11/15/2031	A+	2,150	2,555,312
Cook Co GO	5.00%	11/15/2034	A+	500	591,778
Cook Co GO	5.00%	11/15/2035	A+	1,000	1,182,188
Cook Co GO	5.25%	11/15/2024	A+	1,500	1,508,445
Cook Co GO TCRS (BAM)	5.00%	11/15/2024	AA	10,000	10,523,518
CT State GO	3.00%	1/15/2038	Aa3	11,425	12,386,833
CT State GO	3.00%	6/1/2038	Aa3	1,875	2,038,684
CT State GO	3.00%	6/1/2039	Aa3	2,190	2,374,289
CT State GO	3.00%	6/1/2040	Aa3	1,625	1,757,416
CT State GO	4.00%	6/1/2037	Aa3	1,000	1,183,687
CT State GO	4.00%	6/15/2037	Aa3	975	1,133,222
CT State GO	4.00%	6/1/2038	Aa3	750	885,593
CT State GO	4.00%	6/1/2039	Aa3	600	706,660
CT State GO	5.00%	11/1/2027	Aa3	10,000	10,036,347
CT State GO	5.00%	11/1/2028	Aa3	10,000	10,036,347
CT State GO	5.00%	6/15/2032	Aa3	1,250	1,559,869
CT State GO	5.00%	6/15/2033	Aa3	1,250	1,555,797
CT State GO	5.00%	4/15/2036	Aa3	1,150	1,439,462
CT State GO	5.00%	6/15/2038	Aa3	1,000	1,230,701
CT State GO	5.00%	4/15/2039	Aa3	1,650	2,051,047
Hamilton Co Sch Dist GO	4.00%	1/15/2055	Aa2	7,000	7,834,214
Hillsborough Co	3.25%	8/1/2048	AAA	7,690	8,238,506
IL State GO	4.00%	10/1/2032	BBB	2,000	2,337,279
IL State GO	4.00%	10/1/2038	BBB	2,500	2,860,912
IL State GO	4.00%	10/1/2039	BBB	7,500	8,554,601
IL State GO	4.00%	11/1/2043	BBB	1,470	1,642,005
IL State GO	4.00%	11/1/2044	BBB	2,745	3,057,859

See Notes to Financial Statements.	87

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

General Obligation (continued)
IL State GO	4.25%	10/1/2045	BBB	$3,000	$3,425,910
IL State GO	5.00%	3/1/2030	BBB	6,500	6,618,156
IL State GO	5.00%	1/1/2033	BBB	4,075	4,118,594
IL State GO	5.00%	3/1/2033	BBB	5,000	6,331,352
IL State GO	5.00%	1/1/2035	BBB	6,200	7,072,433
IL State GO	5.00%	3/1/2035	BBB	2,700	3,394,136
IL State GO	5.00%	5/1/2038	BBB	4,515	5,338,880
IL State GO	5.00%	1/1/2041	BBB	3,580	4,047,981
IL State GO	5.00%	3/1/2046	BBB	4,250	5,203,603
IL State GO	5.50%	5/1/2030	BBB	2,545	3,319,789
IL State GO	5.50%	7/1/2033	BBB	9,470	10,131,799
IL State GO	5.50%	7/1/2038	BBB	5,345	5,704,548
IL State GO	5.50%	5/1/2039	BBB	8,250	10,438,388
IL State GO	5.75%	5/1/2045	BBB	2,600	3,292,933
Irvine USD–Spl Tax (BAM)	5.00%	9/1/2056	AA	500	598,499
King Co Pub Hsp–Snoqualmie Vly Hsp	5.00%	12/1/2038	NR	5,000	5,156,417
Los Angeles USD	4.00%	7/1/2032	Aa3	3,750	4,634,307
Los Angeles USD	4.00%	7/1/2033	Aa3	2,000	2,448,404
Luzerne Co GO (AGM)	5.00%	11/15/2029	AA	4,215	4,939,679
MA State GO	4.00%	5/1/2048	Aa1	1,000	1,139,128
MI Strategic Fund–I-75 AMT (AGM)	4.25%	12/31/2038	AA	2,500	2,921,216
Midlothian Water Dist (AGM)	Zero Coupon	9/1/2022	AA	970	966,631
NJ State GO	4.00%	6/1/2031	A3	6,825	8,392,667
NJ State GO	4.00%	6/1/2032	A3	6,175	7,674,927
NJ Trans Trust Fund	Zero Coupon	12/15/2029	Baa1	15,365	13,214,164
NJ Trans Trust Fund (NPFGC)(FGIC)	Zero Coupon	12/15/2030	Baa1	7,010	5,904,257
NYC GO	4.00%	3/1/2050	AA	5,000	5,706,537
NYC GO	5.00%	8/1/2027	AA	6,575	7,136,271
NYC GO	5.00%	3/1/2050	AA	8,000	9,952,990
PA State GO	3.00%	5/15/2034	Aa3	7,500	8,354,116
PA State GO	4.00%	9/15/2030	Aa3	10,000	11,409,094
PA State GO	4.00%	3/1/2037	Aa3	4,255	4,880,602
Philadelphia GO	5.00%	8/1/2036	A	8,990	10,828,540
Philadelphia GO	5.00%	8/1/2037	A	3,250	3,906,565
Philadelphia GO	5.25%	7/15/2031	A	2,000	2,223,856
Philadelphia GO	5.25%	7/15/2032	A	3,000	3,335,783
Philadelphia GO	5.25%	7/15/2033	A	1,000	1,111,928

88	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

General Obligation (continued)
Philadelphia Sch Dist	4.00%		9/1/2038	A2		$2,200	$2,549,754
Philadelphia Sch Dist	4.00%		9/1/2039	A2		5,600	6,474,938
Philadelphia Sch Dist	5.00%		9/1/2037	A2		1,200	1,418,682
Pittsburgh GO (BAM)	5.00%		9/1/2029	AA		1,100	1,249,936
Pittsburgh GO (BAM)	5.00%		9/1/2030	AA		1,585	1,801,044
Pittsburgh GO (BAM)	5.00%		9/1/2032	AA		1,160	1,318,114
PR Comwlth GO(d)	4.75%		7/1/2018	NR		370	352,888
PR Comwlth GO(d)	5.50%		7/1/2027	NR		1,040	958,100
PR Comwlth GO(d)	5.50%		7/1/2039	NR		3,000	2,760,000
PR Comwlth GO(d)	8.00%		7/1/2035	NR		5,250	4,541,250
PR Pub Bldg Auth GTD (AGC)	5.00%		7/1/2036	AA		155	156,082
San Francisco Arpt AMT	5.25%		5/1/2042	A1		4,000	4,828,280
Santa Clara Co COP	3.00%		5/1/2038	AA+		12,885	14,059,835
Stockton USD (AGM)	5.00%		7/1/2028	AA		750	776,342
Sweetwater UHSD (BAM)	5.00%		8/1/2027	AA		500	558,417
Tuscaloosa Co Brd of Ed	5.00%		8/1/2046	AA-		5,000	6,057,969
Union Co Util Auth–Covanta GTD AMT	4.75%		12/1/2031	AA+		4,000	4,027,870
Wilkes Barre PA School District (BAM)	5.00%		4/15/2059	AA		2,500	3,044,755
Yosemite CCD	5.00%		8/1/2029	Aa2		500	584,191
Total							544,225,841

Health Care 13.42%
Allegheny County Health Network	4.00%		4/1/2037	A		3,120	3,553,433
Allen Co–Bon Secours Mercy Hlth	5.00%		12/1/2046	A+		8,000	10,016,390
Allen Co Hsp–Catholic Hlth Ptnrs	5.00%		5/1/2033	A+		7,065	7,263,110
Antelope Valley Hlth	5.00%		3/1/2041	BBB		3,000	3,279,569
Antelope Valley Hlth	5.00%		3/1/2046	BBB		2,615	2,845,439
Appalachian Regl Hlth	4.00%		7/1/2046	BBB		1,100	1,254,112
Appalachian Regl Hlth	4.00%		7/1/2056	BBB		1,125	1,269,111
Baltimore Co–Riderwood Village	4.00%		1/1/2045	A	(c)	5,250	6,014,173
Baltimore Co–Riderwood Village	4.00%		1/1/2050	A	(c)	2,500	2,853,932
Berks Co IDA–Tower Hlth	4.00%		11/1/2038	BB-		5,000	5,241,325
Berks Co IDA–Tower Hlth	5.00%		11/1/2036	BB-		5,000	5,593,176
Berks Co IDA–Tower Hlth	5.00%	#(b)	2/1/2040	BB-		3,285	3,787,955
Berks Co IDA–Tower Hlth	5.00%		11/1/2044	BB-		10,000	10,124,024
CA Fin Auth–Standord Hlth	4.00%		8/15/2050	AA-		4,000	4,606,965
CA Hlth–CommonSpirit	4.00%		4/1/2044	BBB+		3,750	4,299,440

See Notes to Financial Statements.	89

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Health Care (continued)
CA Hlth–CommonSpirit	4.00%	4/1/2045	BBB+		$3,750	$4,279,390
CA Hlth–CommonSpirit	4.00%	4/1/2049	BBB+		2,500	2,848,206
CA Hlth–Sutter Hlth	4.00%	11/15/2042	A1		2,000	2,282,461
CA Htlh–Emante Hlth	4.00%	4/1/2045	A		6,050	6,914,167
CA Muni Fin–Cmnty Med Ctrs	5.00%	2/1/2047	A-		6,940	8,225,126
CA Stwde–Eskaton Pptys	5.25%	11/15/2034	BBB		1,875	1,944,501
CA Stwde–Huntington Memorial Hosp	4.00%	7/1/2048	A-		4,500	5,031,602
CA Stwde–John Muir Hlth	4.00%	12/1/2057	A+		2,500	2,614,868
CA Stwde–Loma Linda Univ Med Ctr	5.50%	12/1/2054	BB-		6,875	7,792,348
CA Stwde–Loma Linda Univ Med Ctr†	5.50%	12/1/2058	BB-		3,375	3,951,104
City of Grand Forks- Altru Health	4.00%	12/1/2046	Baa2		1,125	1,282,292
City of Grand Forks- Altru Health	4.00%	12/1/2051	Baa2		1,185	1,343,243
CO Hlth Fac Auth–CommonSpirit	4.00%	8/1/2038	BBB+		1,850	2,126,665
CO Hlth Facs–CommonSpirit	5.00%	8/1/2044	BBB+		3,000	3,654,513
Crawford Hsp Auth–Meadville Med	6.00%	6/1/2046	NR		950	1,058,670
Crawford Hsp Auth–Meadville Med	6.00%	6/1/2051	NR		1,115	1,239,737
CT Hlth–Nuvance	4.00%	7/1/2049	A-		20,170	22,568,155
CT Hlth & Ed–Yale New Haven Hsp	5.00%	7/1/2028	AA-		500	561,797
Cuyahoga Co Hsp–Metrohealth	5.00%	2/15/2057	BBB-		1,000	1,159,415
Cuyahoga Co Hsp–Metrohealth	5.50%	2/15/2052	BBB-		8,925	10,629,821
Cuyahoga Co Hsp–Metrohealth	5.50%	2/15/2057	BBB-		5,250	6,193,873
Denver Hlth & Hsp Auth	5.25%	12/1/2045	BBB		700	751,027
Duluth Econ Dev Auth–Essentia Health	5.25%	2/15/2053	A-		2,870	3,460,340
Duluth Econ Dev Auth–Essentia Health	5.25%	2/15/2058	A-		22,000	26,481,250
Escambia Co–Baptist Hlth	4.00%	8/15/2050	BBB+		7,360	8,215,785
Fairview Health Services	5.00%	11/15/2049	A		5,400	6,499,577
Franklin Co Hlth–OPRS Cmntys	6.125%	7/1/2040	NR		290	302,504
Franklin Co Hlth–OPRS Cmntys	6.125%	7/1/2040	BBB	(c)	4,590	4,746,558
Gainesville & Hall Co Hsp–NE GA Hlth	5.00%	2/15/2030	A		3,345	4,330,057
Gainesville & Hall Co Hsp–NE GA Hlth	5.00%	2/15/2032	A		5,545	7,110,285
Gainesville & Hall Co Hsp–NE GA Hlth GTD	5.50%	8/15/2054	AA		5,225	6,110,646
Greenville Hlth Sys	5.00%	5/1/2034	A		3,970	4,401,220
Guadalupe Co–Seguin City Hsp	5.00%	12/1/2045	BB		2,000	2,130,967
Hillsborough Co IDA–Tampa General	4.00%	8/1/2045	Baa1		9,280	10,739,880
IL Fin Auth–Centegra Hlth	5.00%	9/1/2034	AA+		235	266,665
IL Fin Auth–Univ of Illinois Hlth	4.00%	10/1/2040	BBB+		1,030	1,180,968
IL Fin Auth–Univ of Illinois Hlth	4.00%	10/1/2055	BBB+		2,785	3,102,257

90	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Health Care (continued)
IN Fin Auth–Major Hsp	5.00%	10/1/2029	NR		$1,500	$1,643,043
La Verne COP–Brethren Hillcrest Homes	5.00%	5/15/2036	NR		1,350	1,403,216
Lee Memorial Hlth System	4.00%	4/1/2049	A+		5,500	6,227,702
Lucas Co Hsp–ProMedica Hlth	5.25%	11/15/2048	BBB		7,350	8,812,990
MA DFA–Atrius Hlth	4.00%	6/1/2049	BBB		4,480	4,997,438
MA DFA–Atrius Hlth	5.00%	6/1/2039	BBB		2,000	2,435,812
MA DFA–Boston Med Ctr	5.00%	7/1/2031	BBB		1,980	2,305,020
MA DFA–Boston Med Ctr	5.00%	7/1/2035	BBB		5,115	5,912,370
MA DFA–CareGroup	5.00%	7/1/2048	A		4,000	4,794,921
MA DFA–Partners Hlth	4.00%	7/1/2041	AA-		5,000	5,684,303
MA DFA–Wellforce Hlth	4.00%	7/1/2035	BBB+		2,000	2,276,375
MA DFA–Wellforce Hlth	5.00%	7/1/2039	BBB+		2,685	3,256,563
MA DFA–Wellforce Hlth (AGM)	4.00%	10/1/2045	AA		1,685	1,941,511
Martin Co Hlth–Cleveland Clinic	4.00%	1/1/2046	AA		5,000	5,704,378
Martin Co Hlth–Martin Mem Med	5.50%	11/15/2032	NR		930	935,662
MD Hlth & HI Ed–Adventist(f)	4.00%	1/1/2051	NR		20,000	22,396,854
MD Hlth & HI Ed–Adventist	5.50%	1/1/2046	Baa3		10,000	11,865,880
MD Hlth & HI Ed–Doctors	5.00%	7/1/2038	Baa3		7,080	7,972,026
MD Hlth & HI Ed–Mercy Med Ctr	5.00%	7/1/2036	BBB+		1,320	1,537,350
MD Hlth & HI Ed–Mercy Med Ctr	5.00%	7/1/2038	BBB+		2,250	2,610,061
MI Fin Auth–Trinity Health	4.00%	12/1/2049	AA-		6,000	6,868,272
MI Hosp Fin Auth–Ascension Hlth	5.00%	11/15/2047	AA+		4,000	4,984,264
MO Hlth Ed–Mercy Hlth	4.00%	6/1/2053	A+		19,000	21,710,111
MO Hlth Ed–Mosaic Hlth	4.00%	2/15/2054	A1		4,450	5,023,089
Montgomery Co Hgr Ed–Thomas Jeff U	4.00%	9/1/2049	A		3,960	4,435,125
Montgomery Co Hosp–Premier	4.00%	11/15/2042	Baa1		8,440	9,490,851
Montgomery Co IDA–ACTS Retirement	5.00%	11/15/2024	A-	(c)	3,150	3,244,300
Montgomery Co IDA–ACTS Retirement	5.00%	11/15/2025	A-	(c)	1,300	1,338,917
Montgomery Co IDA–Jefferson Hlth	5.00%	10/1/2027	Aa3		4,500	4,606,773
Montgomery Co IDA–Whitemarsh	5.375%	1/1/2050	NR		1,070	1,140,247
MT St Fac Fin Auth–Kalispell Med Ctr	5.00%	7/1/2043	BBB		4,000	4,655,494
MT St Fac Fin Auth–Kalispell Med Ctr	5.00%	7/1/2048	BBB		5,760	6,663,386
Muskingum Co Hsp–Genesis Hlthcare	5.00%	2/15/2044	BB+		2,650	2,756,864
Nassau Co LEAC–Catholic Hlth LI	5.00%	7/1/2034	A-		1,100	1,221,273
Nassau Co LEAC–Catholic Hlth Svcs	5.00%	7/1/2029	A-		1,000	1,117,187
Nassau Co LEAC–Catholic Hlth Svcs	5.00%	7/1/2030	A-		580	647,295
Nassau Co LEAC–Catholic Hlth Svcs	5.00%	7/1/2031	A-		1,620	1,805,617

See Notes to Financial Statements.	91

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Health Care (continued)
NE Ed Hlth–Immanuel	4.00%	1/1/2049	AA	(c)	$10,000	$11,192,103
NH Hlth & Ed–Dartmouth Hitchcock	5.00%	8/1/2059	A		3,110	4,815,791
NJ Hlth–St Josephs Hlth	4.00%	7/1/2048	BBB-		5,000	5,461,851
NJ Hlth–St Peters Univ Hsp	5.75%	7/1/2037	BB+		5,000	5,014,826
NJ Hlth–Univ Hosp (AGM)	5.00%	7/1/2029	AA		135	156,016
NY Dorm–Montefiore	4.00%	8/1/2036	BBB-		1,450	1,641,199
NY Dorm–Montefiore	4.00%	8/1/2038	BBB-		1,765	1,988,964
NY Dorm–Montefiore	5.00%	8/1/2033	BBB-		1,000	1,215,054
NY Dorm–Montefiore	5.00%	8/1/2034	BBB-		1,010	1,223,917
NY Dorm–Montefiore	5.00%	8/1/2035	BBB-		1,000	1,209,872
NY Dorm–Montefiore Ob Group	5.00%	8/1/2030	BBB-		3,040	3,739,949
NY Dorm–Orange Reg Med Ctr†	5.00%	12/1/2031	BBB-		1,300	1,558,338
NY Dorm–Orange Reg Med Ctr†	5.00%	12/1/2036	BBB-		1,000	1,189,864
NY Dorm–Orange Reg Med Ctr†	5.00%	12/1/2040	BBB-		1,300	1,473,034
NY Dorm–Orange Regl Med Ctr†	5.00%	12/1/2037	BBB-		1,000	1,187,471
OH Hsp–University Hospitals	4.00%	1/15/2050	A		12,000	13,623,290
OK DFA–OU Med	5.50%	8/15/2057	Baa3		7,090	8,647,136
OK DFA–OU Med (AGM)	4.00%	8/15/2048	AA		4,000	4,391,950
Oneida Co–Mohawk Valley Hlth (AGM)	4.00%	12/1/2049	AA		4,500	5,039,925
Oroville–Oroville Hsp	5.25%	4/1/2039	B+		1,000	1,121,749
Oroville–Oroville Hsp	5.25%	4/1/2054	B+		1,000	1,092,212
PA Econ Dev–Univ Pitt Med Ctr	3.00%	10/15/2038	A		4,725	5,102,780
PA Hi Ed–U Penn Hlth	4.00%	8/15/2049	AA		7,000	8,028,560
Palm Beach Co Hlth–Lifespace	5.00%	5/15/2053	BBB	(c)	2,375	2,757,370
Palomar Hlth	5.00%	11/1/2036	BBB		6,025	7,013,752
Palomar Hlth	5.00%	11/1/2039	BBB		5,500	6,371,401
Pell City Spl Care Facs–Noland Hlth	5.00%	12/1/2031	A		4,845	4,882,177
Philadelphia Hsps–Temple Univ Hlth	5.00%	7/1/2031	BBB-		1,000	1,170,303
Philadelphia Hsps–Temple Univ Hlth	5.00%	7/1/2032	BBB-		1,000	1,167,496
Philadelphia Hsps–Temple Univ Hlth	5.00%	7/1/2033	BBB-		2,950	3,436,300
Philadelphia Hsps–Temple Univ Hlth	5.625%	7/1/2036	BBB-		1,250	1,290,993
Pulaski Co Pub Facs–Baptist Hlth	5.00%	12/1/2039	A		5,750	6,579,270
San Buenaventura–Cmnty Mem Hlth	8.00%	12/1/2026	BB		950	961,611
Savannah Hosp–St.Joseph’s/Candler	4.00%	7/1/2043	A3		5,000	5,676,841
Savannah Hosp Auth–St.Joseph’s/Candler	4.00%	7/1/2039	A3		4,500	5,154,336
Tampa Hlth & Ed–Moffit Cancer	4.00%	7/1/2045	A2		3,960	4,506,844
UCal Med Ctr	5.25%	5/15/2038	AA-		660	711,708

92	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Health Care (continued)
VT Ed & Hlth–Univ of VT Med Ctr	5.00%	12/1/2035	A		$4,500	$5,307,370
WA Hlth Care–Overlake Hsp	5.00%	7/1/2038	A		4,000	4,461,788
Westchester Co LDC–Westchester Med Ctr	6.00%	11/1/2030	Baa2		110	110,417
Westchester Co LDC–Westchester Med Ctr	6.125%	11/1/2037	Baa2		30	30,119
WI Hlth & Ed–Marshfield Hlth Sys	4.00%	2/15/2050	A-		7,580	8,394,717
WI Hlth & Ed–Sauk-Prarie Mem Hsp	5.375%	2/1/2048	Ba3		840	869,577
WI PFA–ACTS	5.00%	11/15/2041	A-	(c)	1,125	1,368,651
WI PFA–Alabama Proton†	6.85%	10/1/2047	NR		1,410	1,428,269
Total						609,723,795

Housing 2.73%
Alachua Co Hlth–Oak Hammock	8.00%	10/1/2042	NR		300	320,250
CA HFA–MFH	3.50%	11/20/2035	BBB+		5,808	6,742,611
CA HFA–MFH	4.00%	3/20/2033	NR		18,288	21,565,412
CA HFA–MFH	4.25%	1/15/2035	BBB+		6,788	8,252,377
CA Muni Fin–Caritas Affordable Hsg	5.25%	8/15/2039	A-		650	704,797
CA Muni Fin–UC Berkeley Hsg	5.00%	6/1/2050	Baa3		1,410	1,579,124
CA Muni Fin–UC Davis Hsg (BAM)	3.00%	5/15/2051	AA		3,480	3,633,044
CA Muni Fin–UC Davis Hsg (BAM)	4.00%	5/15/2046	AA		750	869,380
CSCDA–Pasadena†	4.00%	12/1/2056	NR		3,250	3,397,704
CSCDA- Orange†	3.00%	3/1/2057	NR		5,000	4,731,861
CSCDA- Orange†	4.00%	3/1/2057	NR		2,500	2,655,308
CSCDA- Waterscape†	3.00%	9/1/2056	NR		6,500	6,149,134
CSCDA- Waterscape†	4.00%	9/1/2046	NR		1,000	1,053,535
Essex Co Imp Auth–NJIT Stud Hsg (BAM)	4.00%	8/1/2056	AA		2,600	3,028,210
Essex Co Imp Auth–NJIT Stud Hsg (BAM)	4.00%	8/1/2060	AA		2,250	2,601,137
Fed Home Loan Mtg Corp	4.60%	12/15/2044	AA+		5,500	5,841,032
LA Pub Facs Auth–Provident LSU	5.00%	7/1/2059	A3		2,500	2,997,666
MI HDA	3.60%	10/1/2060	AA		6,330	6,726,962
MI St HDA	3.25%	10/1/2044	AA		3,450	3,631,669
NYC HDC	2.80%	2/1/2050	Aa2		10,000	10,102,055
NYC HDC	3.35%	11/1/2065	AA+		8,870	9,181,405
NYC Hsg–8 Spruce St	3.50%	2/15/2048	BBB-		5,120	5,180,385
NYS HFA	2.50%	11/1/2045	Aa2		6,000	5,903,000
NYS HFA	3.15%	11/1/2054	Aa2		2,375	2,440,003
Phoenix IDA–ASU Std Hsg	5.00%	7/1/2037	Baa3		1,000	1,187,605
Toledo/Lucas Port Auth–Univ Toledo	5.00%	7/1/2034	BBB-		1,000	1,074,326

See Notes to Financial Statements.	93

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Housing (continued)
Toledo/Lucas Port Auth–Univ Toledo	5.00%	7/1/2039	BBB-	$1,500	$1,600,252
Toledo/Lucas Port Auth–Univ Toledo	5.00%	7/1/2046	BBB-	1,000	1,061,459
Total					124,211,703

Lease Obligations 6.64%
CA Pub Wks–Judicial Council	5.00%	12/1/2028	Aa3	5,600	5,642,698
CA Pub Wks–Various Cap Proj	5.00%	10/1/2028	Aa3	535	536,932
CA Pub Wks–Various Cap Proj	5.00%	4/1/2033	Aa3	8,500	8,702,538
CA Pub Wks–Various Cap Proj	5.125%	10/1/2031	Aa3	2,500	2,509,263
Chester Co IDA–Longwood	4.00%	12/1/2051	Aa2	7,750	9,036,327
Erie Co IDA–Buffalo Sch Dist	5.00%	5/1/2026	AA	6,430	6,897,700
IL Sports Facs Auth (AGM)	5.00%	6/15/2027	AA	3,500	3,864,228
IL Sports Facs Auth (AGM)	5.00%	6/15/2028	AA	865	952,340
IN Fin Auth–OH River Brdgs	5.00%	7/1/2040	BBB+	3,000	3,215,569
IN Fin Auth–OH River Brdgs	5.00%	7/1/2044	BBB+	6,145	6,581,925
IN Fin Auth–OH River Brdgs	5.00%	7/1/2035	BBB+	6,500	6,972,967
IN Fin Auth–Stadium	5.25%	2/1/2032	AA+	5,000	5,832,743
KY Bond Dev Corp–Lexington Conv	4.00%	9/1/2048	A+	6,645	7,286,749
Los Angeles USD COP	5.00%	10/1/2025	A	1,000	1,045,474
MD Stadium Auth–Baltimore City	5.00%	5/1/2050	AA-	2,195	3,222,103
Met Pier & Expo Auth–Mccormick Place (AGM)	Zero Coupon	12/15/2056	AA	10,385	3,818,611
Met Pier & Expo Auth–Mccormick Place (NPFGC)(FGIC)	Zero Coupon	12/15/2032	BBB+	3,575	2,805,650
MI Fin Auth–Wayne Co Criminal Justice	4.00%	11/1/2048	Aa3	3,500	3,954,582
MI St Bldg Auth	4.00%	4/15/2054	Aa2	6,500	7,495,014
MI St Bldg Auth	4.00%	10/15/2056	Aa2	10,000	11,766,954
NJ Ed Facs–Higher Ed	4.00%	9/1/2029	Baa1	5,445	5,891,971
NJ EDA–Bldgs	5.00%	6/15/2036	Baa1	1,285	1,552,738
NJ EDA–Bldgs	5.00%	6/15/2047	Baa1	6,050	7,233,865
NJ EDA–Goethals Brdg AMT	5.625%	1/1/2052	BBB	7,500	8,321,816
NJ EDA–Sch Facs	4.00%	6/15/2046	Baa1	1,000	1,147,272
NJ EDA–Sch Facs	4.00%	6/15/2050	Baa1	1,000	1,143,942
NJ EDA–Sch Facs	4.75%	6/15/2031	Baa1	1,550	1,812,177
NJ EDA–Sch Facs	5.00%	3/1/2028	Baa1	4,320	4,592,997
NJ EDA–Sch Facs	5.00%	6/15/2041	Baa1	5,050	5,963,564
NJ EDA–Sch Facs	5.00%	6/15/2042	Baa1	4,930	5,856,009

94	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Lease Obligations (continued)
NJ EDA–Sch Facs	5.50%	6/15/2031	Baa1	$1,450	$1,770,502
NJ EDA–State House	5.00%	6/15/2043	Baa1	4,500	5,508,452
NJ EDA–Transit	5.00%	11/1/2044	Baa1	5,500	6,752,848
NJ Trans Trust Fund	Zero Coupon	12/15/2028	Baa1	10,000	8,848,452
NJ Trans Trust Fund	Zero Coupon	12/15/2031	Baa1	1,935	1,566,477
NJ Trans Trust Fund	Zero Coupon	12/15/2037	Baa1	3,390	2,274,716
NJ Trans Trust Fund	Zero Coupon	12/15/2038	Baa1	6,760	4,386,114
NJ Trans Trust Fund	4.00%	12/15/2031	Baa1	2,125	2,494,035
NJ Trans Trust Fund	4.00%	6/15/2036	Baa1	7,250	8,571,072
NJ Trans Trust Fund	4.00%	6/15/2044	Baa1	13,435	15,137,016
NJ Trans Trust Fund	4.00%	6/15/2050	Baa1	20,485	22,996,469
NJ Trans Trust Fund	5.00%	12/15/2023	Baa1	4,425	4,875,828
NJ Trans Trust Fund	5.00%	6/15/2030	A+	3,000	3,530,891
NJ Trans Trust Fund	5.00%	6/15/2031	A+	2,400	2,815,764
NJ Trans Trust Fund	5.00%	12/15/2035	Baa1	4,200	5,192,032
NJ Trans Trust Fund	5.00%	12/15/2036	Baa1	3,500	4,324,654
NJ Trans Trust Fund	5.00%	6/15/2038	Baa1	6,760	6,984,973
NJ Trans Trust Fund	5.00%	6/15/2042	Baa1	2,215	2,288,715
NJ Trans Trust Fund	5.00%	6/15/2046	Baa1	12,655	15,414,224
NJ Trans Trust Fund (NPFGC)(FGIC)	Zero Coupon	12/15/2031	Baa1	3,995	3,266,960
NYC TFA–Bldg Aid	5.00%	7/15/2030	AA	10,000	10,373,519
NYC TFA–Bldg Aid	5.00%	7/15/2031	AA	6,000	6,223,628
NYC TFA–Bldg Aid	5.00%	7/15/2035	AA	545	663,184
Sacramento City Fing Auth (AMBAC)	5.25%	12/1/2023	AA-	3,150	3,493,300
St Louis Fin Corp–Convention Center (AGM)	5.00%	10/1/2045	AA	2,500	3,079,568
St Louis Fin Corp–Convention Center (AGM)	5.00%	10/1/2049	AA	2,625	3,206,488
Total					301,696,599

Other Revenue 3.29%
AZ IDA–Kipp Chtr Sch	4.00%	7/1/2041	BBB-	1,000	1,122,445
AZ IDA–Kipp Chtr Sch	4.00%	7/1/2051	BBB-	1,045	1,150,974
AZ IDA–Kipp Chtr Sch	4.00%	7/1/2061	BBB-	1,000	1,092,488
AZ IDA–Kipp Chtr Sch	4.00%	7/1/2061	BBB-	1,850	1,951,849
CA Infra & Econ Dev–Acad Motion Pict	5.00%	11/1/2041	Aa2	2,500	2,738,454
CA Infra & Econ Dev–Museum of Nat Hist	4.00%	7/1/2050	A2	4,000	4,551,393
CA Sch Fin Auth–Green Dot Charter†	5.00%	8/1/2048	BBB-	1,650	1,919,610
City of Miami Beach–Parking Revs (BAM)	5.00%	9/1/2040	AA	2,000	2,304,360

See Notes to Financial Statements.	95

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Other Revenue (continued)
Clifton Higher Ed–IDEA Pub Schs	5.00%		8/15/2042	A-	$275	$282,869
Clifton Higher Ed–IDEA Pub Schs	6.00%		8/15/2043	A-	1,000	1,082,846
Clifton Higher Ed–Intl Ldrshp Sch	6.125%		8/15/2048	NR	7,825	9,009,797
DC Rev–Friendship Pub Chtr Sch	5.00%		6/1/2032	BBB	500	527,512
DC Rev–Friendship Pub Chtr Sch	5.00%		6/1/2041	BBB	1,935	2,174,431
DC Rev–KIPP Chtr Sch	6.00%		7/1/2043	NR	1,000	1,099,491
DC Rev–KIPP Chtr Sch	6.00%		7/1/2048	NR	1,000	1,099,491
FL DFC–Mater Admy†	5.00%		6/15/2050	BBB	2,135	2,429,661
FL DFC–Mater Admy†	5.00%		6/15/2055	BBB	1,500	1,701,950
Grand River Hosp Dist (AGM)	5.25%		12/1/2034	AA	1,000	1,221,618
Grand River Hosp Dist (AGM)	5.25%		12/1/2035	AA	1,000	1,218,199
Grand River Hosp Dist (AGM)	5.25%		12/1/2037	AA	1,160	1,407,792
Houston Hi Ed–Cosmos Fndtn	5.00%		2/15/2032	BBB	100	101,307
Houston HI Ed–Cosmos Fndtn	5.00%		2/15/2042	BBB	775	783,851
IL Fin Auth–Noble Chrter Schs	6.125%		9/1/2039	BBB	6,000	6,488,588
Indianapolis Local Pub Impt Bd Bk	5.00%		2/1/2031	AA-	7,120	7,834,694
KY Public Energy Auth–Peak Energy	4.00%	#(b)	2/1/2050	A1	11,660	13,645,649
Long Beach Nat Gas–ML	1.534% (3 Mo. LIBOR * .67 + 1.45%)	#	11/15/2027	A2	9,000	9,359,783
Lower AL Gas Dist–Goldman Sachs	4.00%	#(b)	12/1/2050	A2	2,000	2,253,364
Lower AL Gas Dist–Goldman Sachs	5.00%		9/1/2046	A2	19,500	27,782,239
Main St Nat Gas–Macquarie	5.00%		5/15/2037	A3	2,990	4,144,734
Main St Nat Gas–Macquarie	5.00%		5/15/2043	A3	3,250	3,895,695
Main St Nat Gas–Macquarie	5.00%		5/15/2049	A3	8,150	11,883,238
Maricopa Co IDA–Legacy Schools†	5.00%		7/1/2049	BB+	1,165	1,340,478
Maricopa Co IDA–Legacy Schools†	5.00%		7/1/2054	BB+	1,000	1,146,880
MI Fin Auth–Bradford Admy	4.30%		9/1/2030	NR	335	353,773
MI Fin Auth–Bradford Admy	4.80%		9/1/2040	NR	565	597,706
MI Fin Auth–Bradford Admy	5.00%		9/1/2050	NR	925	977,374
Middlesex Co Impt Auth–Heldrich Ctr	6.125%		1/1/2025	NR	1,250	25,000
Middlesex Co Impt Auth–Heldrich Ctr	6.25%		1/1/2037	NR	1,700	34,000
NJ EDA–Team Academy	6.00%		10/1/2043	BBB	3,500	3,773,891
NYC Cultural–Lincoln Center	4.00%		12/1/2033	A	2,000	2,405,564
NYC Cultural–Lincoln Center	4.00%		12/1/2035	A	1,750	2,088,875
NYC Cultural–Lincoln Center	5.00%		12/1/2031	A	1,250	1,634,139
San Antonio Hotel & Conv Ctr AMT (AMBAC)	5.00%		7/15/2039	BBB+	7,000	7,014,078
Total						149,652,130

96	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Pre-Refunded 0.03%
Philadelphia Sch Dist	5.00%	9/1/2038	NR		$5	$6,062
Philadelphia Sch Dist	5.00%	9/1/2038	A2		995	1,174,239
Total						1,180,301

Special Tax 1.62%
Allentown Neighborhood Impt	5.00%	5/1/2027	Baa3		250	256,863
Allentown Neighborhood Impt†	5.00%	5/1/2032	Ba3		1,845	2,148,296
Allentown Neighborhood Impt	5.00%	5/1/2035	Baa3		4,800	4,931,764
CT Spl Tax–Trans Infra	5.00%	8/1/2034	AA-		3,600	4,172,027
CT Spl Tax–Trans Infra	5.00%	1/1/2037	AA-		7,000	8,548,502
CT Spl Tax–Trans Infra	5.00%	1/1/2038	AA-		4,250	5,180,810
Gramercy Farms CDD~	Zero Coupon	5/1/2039	NR		3,265	1,697,800
Gramercy Farms Cmnty Dev Dist(d)	5.25%	5/1/2039	NR		1,340	214	(e)
Inland Valley Redev Agy	5.25%	9/1/2037	A-		4,875	5,338,777
Irvine CFD–Great Park	5.00%	9/1/2044	NR		500	551,319
NJ EDA–Kapkowski Rd Landfill	6.50%	4/1/2028	Ba2		2,325	2,539,007
NYC IDA–Queens Stadium (AGM)	3.00%	1/1/2033	AA		2,750	3,037,676
NYC IDA–Queens Stadium (AGM)	3.00%	1/1/2034	AA		1,000	1,098,751
NYC IDA–Queens Stadium (AGM)	3.00%	1/1/2046	AA		7,255	7,609,051
NYC IDA–Yankee Stadium	4.00%	3/1/2045	Baa1		3,600	4,059,254
PA COP	4.00%	7/1/2046	A		2,375	2,648,612
Rancho Cucamonga Redev Agy (AGM)	5.00%	9/1/2030	AA		1,500	1,681,491
Rancho Cucamonga Redev Agy (AGM)	5.00%	9/1/2031	AA		1,400	1,568,314
Riverside RDA–Housing	Zero Coupon	10/1/2041	A		11,195	15,398,237
San Jose Spl Tax–Conv Ctr	5.50%	5/1/2024	A		660	662,263
Stone Canyon CID(d)	5.70%	4/1/2022	NR		1,000	250,000
Stone Canyon CID(d)	5.75%	4/1/2027	NR		1,300	325,000
Total						73,704,028

Tax Revenue 5.84%
Casino Reinv Dev Auth	5.25%	11/1/2039	Baa2		3,300	3,534,974
Casino Reinv Dev Auth	5.25%	11/1/2044	Baa2		1,950	2,079,894
Chicago Brd Ed–CIT	5.00%	4/1/2042	A-	(c)	1,800	2,102,694
Chicago Trans Auth	5.00%	12/1/2046	A+		2,835	3,346,158
Chicago Trans Auth	5.25%	12/1/2049	AA		10,000	11,437,274
Cook Co Sales Tax	4.00%	11/15/2034	AA-		3,750	4,309,841
CT Spl Tax–Trans Infra	4.00%	5/1/2036	AA-		2,500	2,970,494
CT Spl Tax–Trans Infra	4.00%	5/1/2039	AA-		3,150	3,704,999

See Notes to Financial Statements.	97

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Tax Revenue (continued)
Guam–Business Privilege Tax(f)	4.00%	1/1/2042	Ba1	$1,500	$1,679,426
Hudson Yards	5.75%	2/15/2047	AA-	305	306,287
MA Sch Bldg Auth–Sales Tax	4.00%	2/15/2043	AA	1,000	1,148,159
Met Atlanta Rapid Trans Auth	3.25%	7/1/2039	AA+	2,330	2,518,011
Met Pier & Expo Auth–Mccormick Place(f)	4.00%	12/15/2047	BBB+	3,000	3,372,935
Met Pier & Expo Auth–Mccormick Place(f)	4.00%	6/15/2052	BBB+	8,000	8,963,658
Met Pier & Expo Auth–Mccormick Place	5.50%	6/15/2053	BBB+	4,415	5,076,955
Met Pier & Expo Auth–McCormick Place (AGM)	Zero Coupon	6/15/2045	AA	3,580	1,904,749
Met Pier & Expo Auth–McCormick Place (AGM)	Zero Coupon	6/15/2046	AA	1,595	820,911
Met Pier & Expo Auth–Mccormick Place (NPFGC)(FGIC)	Zero Coupon	12/15/2036	BBB+	20,000	14,005,038
Met Pier & Expo Auth–Mccormick Place (NPFGC)(FGIC)	Zero Coupon	12/15/2037	BBB+	15,000	10,162,215
Met Pier & Expo Auth–McCormick Place (NPFGC)(FGIC)	Zero Coupon	12/15/2030	BBB+	10,535	8,776,768
Met Pier & Expo Auth–McCormick Place TCRS (BAM)	5.00%	6/15/2053	AA	915	1,035,496
NY Dorm–PIT	3.00%	3/15/2051	AA+	5,000	5,238,044
NY Dorm–PIT	4.00%	3/15/2044	Aa2	5,900	6,869,306
NY UDC–PIT	3.00%	3/15/2050	AA+	12,500	12,979,475
NY UDC–PIT	5.00%	3/15/2033	AA+	750	800,544
NYC TFA–Future Tax	3.00%	2/1/2051	AAA	16,525	17,288,391
NYC TFA–Future Tax	4.00%	5/1/2037	AAA	3,000	3,422,340
NYC TFA–Future Tax	4.00%	8/1/2042	AAA	1,000	1,136,643
NYC TFA–Future Tax	4.00%	5/1/2044	AAA	1,000	1,140,721
NYC TFA–Future Tax	5.00%	2/1/2036	AAA	1,000	1,104,074
NYS Thruway–PIT	3.00%	3/15/2050	AA+	10,000	10,510,031
NYS Thruway–PIT	4.00%	3/15/2058	AA+	10,000	11,451,772
PR Corp Sales Tax	Zero Coupon	7/1/2029	NR	1,271	1,096,226
PR Corp Sales Tax	Zero Coupon	7/1/2031	NR	2,122	1,693,519
PR Corp Sales Tax	Zero Coupon	7/1/2033	NR	2,549	1,892,708
PR Corp Sales Tax	Zero Coupon	7/1/2051	NR	2,798	668,605
PR Corp Sales Tax	4.329%	7/1/2040	NR	8,303	9,228,053
PR Corp Sales Tax	4.329%	7/1/2040	NR	7,602	8,448,953
PR Corp Sales Tax	4.536%	7/1/2053	NR	39	43,226

98	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Tax Revenue (continued)
PR Corp Sales Tax	4.55%	7/1/2040	NR		$129	$145,288
PR Corp Sales Tax	4.75%	7/1/2053	NR		6,895	7,732,278
PR Corp Sales Tax	4.784%	7/1/2058	NR		1,067	1,198,840
PR Corp Sales Tax	5.00%	7/1/2058	NR		24,533	27,888,133
Reno Cap Impt (AGM)	4.00%	6/1/2043	AA		4,725	5,255,858
Reno Cap Impt (AGM)	4.00%	6/1/2046	AA		6,800	7,532,634
San Jose Spl Tax–Conv Ctr	5.50%	5/1/2026	A		275	275,924
San Jose Spl Tax–Conv Ctr	6.125%	5/1/2031	A		4,190	4,205,532
San Jose Spl Tax–Conv Ctr	6.50%	5/1/2036	A		530	532,080
Sonoma Marin Area Rail	5.00%	3/1/2028	AA		510	520,199
Sparks–Legends at Sparks Marina†	2.50%	6/15/2024	Ba2		265	269,287
Sparks–Legends at Sparks Marina†	2.75%	6/15/2028	Ba2		750	776,184
Triborough Brdg & Tunl Auth-Payroll Mobility Tax	5.00%	5/15/2051	AA+		10,000	12,679,127
VA Small Bus Fin–NTL Senior Lvg	4.00%	1/1/2045	A	(c)	4,000	4,512,918
VT Edu Loan Rev AMT	3.375%	6/15/2036	A		3,700	3,754,850
Total						265,548,699

Tobacco 4.28%
Buckeye Tobacco	Zero Coupon	6/1/2057	NR		19,000	3,043,714
Buckeye Tobacco	5.00%	6/1/2055	NR		33,330	37,756,194
Golden St Tobacco	5.00%	6/1/2029	BBB		2,500	3,007,710
Golden St Tobacco	5.00%	6/1/2030	Aa3		500	538,347
Golden St Tobacco	5.00%	6/1/2047	NR		7,500	7,709,677
Golden St Tobacco	5.00%	6/1/2047	NR		8,130	8,357,280
Golden St Tobacco	5.25%	6/1/2047	NR		4,375	4,506,016
Los Angeles Co Tobacco	Zero Coupon	6/1/2055	NR		9,000	1,803,355
Los Angeles Co Tobacco	4.00%	6/1/2049	BBB+		6,770	7,849,968
Los Angeles Co Tobacco	5.00%	6/1/2049	BBB-		250	305,845
MI Tob Settlement	Zero Coupon	6/1/2058	NR		25,000	1,234,738
MI Tob Settlement	4.00%	6/1/2049	BBB+		3,365	3,843,855
MI Tob Settlement	5.00%	6/1/2049	BBB-		6,625	7,830,223
Nassau Co Tobacco	Zero Coupon	6/1/2060	NR		20,000	1,521,294
Nthrn AK Tobacco	Zero Coupon	6/1/2066	NR		20,000	4,377,978
Nthrn AK Tobacco	4.00%	6/1/2050	BBB+		3,625	4,196,717
PA Tob Settlement (AGM)	4.00%	6/1/2039	AA		15,000	17,025,714
Railsplitter Tobacco Settlement Auth	5.00%	6/1/2027	A		3,325	3,954,792
Sacramento Co Tobacco	Zero Coupon	6/1/2060	NR		5,000	1,239,333

See Notes to Financial Statements.	99

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Tobacco (continued)
Sacramento Co Tobacco	4.00%	6/1/2034	A-		$1,000	$1,208,807
Sacramento Co Tobacco	4.00%	6/1/2036	A-		1,050	1,261,659
Sacramento Co Tobacco	4.00%	6/1/2038	A-		1,000	1,193,703
Sacramento Co Tobacco	4.00%	6/1/2040	A-		1,000	1,186,737
Sacramento Co Tobacco	4.00%	6/1/2049	BBB+		2,250	2,623,741
San Diego Co Tobacco	5.00%	6/1/2048	BBB+		1,500	1,857,520
San Diego Co Tobacco	5.00%	6/1/2048	BBB-		9,485	11,537,232
Suffolk Tobacco Asset Sec Corp	5.375%	6/1/2028	NR		5,895	5,910,237
Tobacco Settlement Auth IA	4.00%	6/1/2049	BBB+		2,000	2,285,468
Tobacco Settlement Auth WA	5.25%	6/1/2032	A-		1,235	1,237,649
Tobacco Settlement Fin Corp LA	5.25%	5/15/2035	A-		2,310	2,468,686
Tobacco Settlement Fin Corp NJ	3.20%	6/1/2027	BBB+		750	763,800
Tobacco Settlement Fin Corp NJ	5.00%	6/1/2031	A		4,605	5,683,640
Tobacco Settlement Fin Corp NJ	5.00%	6/1/2033	A-		1,000	1,227,276
Tobacco Settlement Fin Corp NJ	5.00%	6/1/2046	BB+		3,760	4,408,571
Tobacco Settlement Fin Corp NJ	5.25%	6/1/2046	BBB+		8,900	10,743,876
Tobacco Settlement Fin Corp VA	5.00%	6/1/2047	B-		7,540	7,582,249
TSASC	5.00%	6/1/2023	B-		3,400	3,484,632
TSASC	5.00%	6/1/2035	A-		1,390	1,650,457
TSASC	5.00%	6/1/2048	NR		5,550	6,067,522
Total						194,486,212

Transportation 24.99%
AL Port Auth (AGM)	5.00%	10/1/2036	AA		750	907,131
AL Port Auth AMT (AGM)	5.00%	10/1/2034	AA		2,000	2,387,391
AL Port Auth AMT (AGM)	5.00%	10/1/2035	AA		2,000	2,384,452
Alameda Corridor Trsp Auth (AGM)	5.00%	10/1/2034	AA		3,650	4,366,969
Allegheny Co Airport Auth AMT	5.00%	1/1/2056	A2		10,500	12,864,688
Atlanta Arpt–PFC	5.00%	1/1/2028	Aa3		2,000	2,211,508
Atlanta Arpt–PFC	5.00%	1/1/2031	Aa3		4,000	4,411,611
Atlanta Arpt AMT	4.00%	7/1/2039	Aa3		2,250	2,578,908
Bay Area Toll Auth	4.00%	4/1/2049	AA-		4,860	5,494,548
CA Muni Fin–LINXS (AGM) AMT	4.00%	12/31/2047	AA		3,630	4,051,344
CA Muni Fin–LINXS AMT	4.00%	12/31/2047	BBB-	(c)	14,450	15,955,294
CA Muni Fin Auth–LINXS AMT	5.00%	12/31/2038	BBB-	(c)	5,000	6,028,139
Canaveral FL Port Auth AMT	5.00%	6/1/2045	A3		4,630	5,450,502
Canaveral Port Auth	5.00%	6/1/2048	A3		4,890	5,766,604
Central TX Mobility Auth	4.00%	1/1/2051	A-		2,125	2,412,265

100	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Transportation (continued)
Central TX Mobility Auth	5.00%		1/1/2045	A-	$4,500	$5,144,981
Central TX Mobility Auth	5.00%		1/1/2046	A-	1,500	1,873,979
Central TX Tpk	5.00%		8/15/2033	A-	5,750	6,446,950
Central TX Tpk	5.00%		8/15/2037	A-	1,000	1,119,323
Chicago Midway Arpt	4.00%		1/1/2034	A-	1,000	1,114,419
Chicago O’Hare Arpt	4.00%		1/1/2044	A	13,500	15,334,339
Chicago O’Hare Arpt	5.00%		1/1/2048	A	1,020	1,235,992
Chicago O’Hare Arpt–TRIPS AMT	5.00%		7/1/2048	BBB+	3,500	4,113,079
Chicago O’Hare Arpt AMT	5.00%		1/1/2047	A	5,735	6,727,035
Chicago O’Hare Arpt AMT	5.00%		1/1/2048	A	10,000	12,049,908
Chicago O’Hare Arpt AMT	5.00%		1/1/2053	A	10,000	12,010,778
Chicago Trans Auth	4.00%		12/1/2055	A+	4,000	4,489,566
Chicago Trans Auth	5.00%		12/1/2055	A+	1,750	2,119,473
Cleveland Arpt (AGM)	5.00%		1/1/2031	AA	900	1,027,630
CT Airport Auth–Bradley Arpt AMT	4.00%		7/1/2049	BBB	3,600	4,019,914
CT Airport Auth–Ground Trans Proj AMT	5.00%		7/1/2049	BBB	3,425	4,130,268
Delaware River Port Auth	5.00%		1/1/2029	A+	470	519,369
Delaware River Port Auth	5.00%		1/1/2034	A+	8,000	8,796,706
Denver City & Co Arpt	4.00%		12/1/2043	A	5,000	5,700,910
Denver City & Co Arpt AMT	4.00%		12/1/2043	A	2,565	2,882,525
Denver City & Co Arpt AMT	4.00%		12/1/2048	A	4,255	4,750,506
Denver City & Co Arpt AMT	5.25%		11/15/2043	A	8,000	8,763,430
Denver RTD–Eagle P3	4.00%		7/15/2033	Baa2	1,100	1,363,418
Denver RTD–Eagle P3	4.00%		7/15/2035	Baa2	1,250	1,492,814
Denver RTD–Eagle P3	4.00%		7/15/2039	Baa2	2,100	2,698,230
DFW Arpt	5.00%		11/1/2030	A	850	929,773
E470 Pub Hwy Auth (NPFGC)(FGIC)	Zero Coupon		9/1/2032	A	4,200	3,430,841
E470 Pub Hwy Auth (NPFGC)(FGIC)	Zero Coupon		9/1/2037	A	7,720	4,110,106
Eagle Co Arpt AMT	5.00%		5/1/2033	Baa2	2,430	2,845,879
Eagle Co Arpt AMT	5.00%		5/1/2037	Baa2	1,000	1,161,602
Eagle Co Arpt AMT	5.00%		5/1/2041	Baa2	3,000	3,456,989
Foothill / Eastern Corridor Toll Rd	Zero Coupon		1/15/2033	A-	5,000	3,765,420
Foothill / Eastern Corridor Toll Rd	3.50%	#(b)	1/15/2053	A-	12,500	13,578,734
Foothill / Eastern Corridor Toll Rd	4.00%		1/15/2043	BBB+	2,000	2,281,508
Foothill / Eastern Corridor Toll Rd	4.00%		1/15/2046	A-	20,496	23,433,601
Foothill / Eastern Corridor Toll Rd	6.00%		1/15/2049	A-	9,000	10,173,846
Foothill / Eastern Corridor Toll Rd	6.00%		1/15/2053	A-	8,000	9,043,418

See Notes to Financial Statements.	101

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Transportation (continued)
Hampton Rds Trans	5.25%	7/1/2060	AA	$20,000	$25,311,974
Hampton Roads Trans Commn	5.50%	7/1/2057	AA	7,500	9,154,541
Harris Co Toll Rd (The)	4.00%	8/15/2048	Aa1	500	568,094
HI Airport Sys AMT	5.00%	7/1/2041	A+	5,000	5,728,062
HI Airport Sys AMT	5.00%	7/1/2048	A+	11,905	14,396,740
HI Arprt AMT	4.00%	7/1/2035	A+	4,425	5,191,627
Houston Arpt–Continental Airlines AMT	6.625%	7/15/2038	Ba3	2,500	2,514,007
Houston Arpt AMT	4.00%	7/1/2046	A1	4,500	5,160,909
Houston Arpt AMT	4.00%	7/1/2047	A1	3,750	4,245,541
Houston Arpt AMT	4.00%	7/1/2048	A1	2,500	2,861,804
Kansas City IDA–Kansas City Arpt AMT	4.00%	3/1/2036	A2	3,000	3,477,698
Kansas City IDA–Kansas City Intl Airport AMT	5.00%	3/1/2054	A2	23,835	28,567,029
Los Angeles Dept Arpts–LAX AMT(f)	4.00%	5/15/2046	Aa3	6,750	7,774,591
Los Angeles Dept Arpts–LAX AMT	4.00%	5/15/2050	Aa2	8,750	9,962,298
Los Angeles Dept Arpts–LAX AMT(f)	4.00%	5/15/2051	Aa3	9,000	10,309,174
Los Angeles Dept Arpts–LAX AMT	5.00%	5/15/2041	Aa2	4,000	4,578,129
MA Port Auth AMT	4.00%	7/1/2046	Aa2	5,465	6,054,229
MA Port Auth AMT	5.00%	7/1/2040	Aa2	1,500	1,710,591
MA Port Auth AMT	5.00%	7/1/2045	Aa2	3,315	3,775,730
MA Port Auth AMT	5.00%	7/1/2051	Aa2	7,340	9,182,140
MD Dept of Trans–BWI AMT	4.00%	8/1/2051	A1	3,500	4,016,250
MD EDC–Ports America Chesapeake AMT	5.00%	6/1/2044	Baa3	375	446,392
MD EDC–Ports America Chesapeake AMT	5.00%	6/1/2049	Baa3	750	887,189
MD Trans–Baltimore Intl Arpt AMT	3.00%	6/1/2036	A	7,310	7,678,633
Met Airpt Auth–Dulles Metrorail	Zero Coupon	10/1/2037	A-	10,000	5,824,703
Met DC Arpt AMT	5.00%	10/1/2027	Aa3	3,250	3,672,325
Met DC Arpt AMT	5.00%	10/1/2028	Aa3	2,000	2,176,324
Met DC Arpt AMT	5.00%	10/1/2035	Aa3	4,525	5,370,060
Met Nashville Arpt	5.00%	7/1/2054	A2	2,390	2,944,512
Met Nashville Arpt AMT	4.00%	7/1/2054	A2	3,000	3,373,173
Met Nashville Arpt Auth AMT	4.00%	7/1/2049	A2	19,400	21,926,584
Met Nashville Arpt Auth AMT	5.00%	7/1/2049	A2	5,000	6,106,184
MI Strategic Fund–I-75 AMT	5.00%	6/30/2048	Baa2	2,500	2,967,907
Miami Dade Co–Rickenbacker Cswy	5.00%	10/1/2029	A-	500	560,753
Miami Dade Co–Rickenbacker Cswy	5.00%	10/1/2030	A-	550	616,371
Miami Dade Co–Rickenbacker Cswy	5.00%	10/1/2032	A-	1,160	1,298,372
Miami Dade Co Aviation–Mia AMT	4.00%	10/1/2044	A-	1,950	2,197,326

102	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Transportation (continued)
Miami Dade Co Aviation–Mia AMT	5.00%		10/1/2034	A2	$10,000	$11,245,459
Miami Dade Co Aviation–MIA AMT	5.00%		10/1/2028	A2	4,435	5,001,432
Miami Dade Co Aviation–MIA AMT	5.00%		10/1/2029	A2	2,500	2,819,297
Miami Dade CO Aviation–MIA AMT	5.00%		10/1/2049	A-	6,000	7,316,730
Miami Dade Co Expwy Auth	5.00%		7/1/2027	A	160	179,401
Miami Dade Co Expwy Auth	5.00%		7/1/2028	A	515	577,148
Minneapolis / St Paul Met Arpts	5.00%		1/1/2027	A	575	634,169
Minneapolis / St Paul Met Arpts	5.00%		1/1/2031	A	2,000	2,202,014
MTA NY	4.00%		2/1/2022	NR	5,000	5,060,175
MTA NY	4.00%		11/15/2043	A3	10,000	11,247,320
MTA NY	4.00%		11/15/2045	A3	2,500	2,791,130
MTA NY	5.00%		11/15/2035	A3	4,265	5,024,707
MTA NY	5.00%	#(b)	11/15/2045	A3	2,700	3,432,467
MTA NY	5.00%		11/15/2050	A3	11,125	13,334,802
MTA NY	5.25%		11/15/2044	A3	9,680	10,846,499
MTA NY	5.25%		11/15/2055	A3	13,000	15,810,898
MTA NY (AGM)	4.00%		11/15/2054	AA	6,000	6,891,223
NC Tpk Auth–Triangle Exprs	5.00%		1/1/2032	BBB	1,350	1,591,436
NC Tpk Auth–Triangle Exprs	5.00%		1/1/2043	BBB	1,150	1,405,409
NC Tpk Auth–Triangle Exprs (AGM)	4.00%		1/1/2037	AA	14,255	16,428,925
NC Tpk Auth–Triangle Exprs (AGM)	4.00%		1/1/2038	AA	1,000	1,150,093
NC Tpk Auth–Triangle Exprs (AGM)	4.00%		1/1/2055	AA	4,000	4,564,901
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%		4/1/2025	A3	2,750	3,046,155
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%		4/1/2026	A3	1,000	1,107,693
NJ EDA–Transit	4.00%		11/1/2044	Baa1	4,715	5,379,371
NJ Tpk Auth	4.00%		1/1/2033	A+	1,630	1,898,539
NJ Tpk Auth	4.00%		1/1/2042	A+	5,000	5,877,552
NJ Tpk Auth	4.00%		1/1/2043	A+	5,555	6,334,535
NJ Trans Trust Fund	4.00%		6/15/2045	Baa1	3,300	3,790,885
NJ Trans Trust Fund	4.00%		6/15/2050	Baa1	7,690	8,796,914
NJ Trans Trust Fund	5.00%		6/15/2045	Baa1	5,000	6,230,358
NJ Trans Trust Fund	5.00%		6/15/2050	Baa1	2,750	3,405,192
North TX Twy Auth	5.00%		1/1/2031	A	250	274,897
North TX Twy Auth	5.00%		1/1/2040	A+	4,350	4,596,515
North TX Twy Auth	5.00%		1/1/2048	A	5,000	5,950,083
NY Trans Dev Corp–Delta Airlines AMT	4.00%		10/1/2030	Baa3	8,500	9,946,023
NY Trans Dev Corp–Delta Airlines AMT	4.00%		1/1/2036	Baa3	3,295	3,700,957

See Notes to Financial Statements.	103

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Transportation (continued)
NY Trans Dev Corp–Delta Airlines AMT	5.00%	1/1/2036	Baa3		$2,250	$2,691,807
NY Trans Dev Corp–Delta Airlines AMT	5.00%	10/1/2040	Baa3		11,500	14,240,893
NY Trans Dev Corp–Delta AMT	5.00%	1/1/2029	Baa3		2,455	2,986,238
NY Trans Dev Corp–Delta AMT	5.00%	1/1/2030	Baa3		3,275	3,959,777
NY Trans Dev Corp–Delta AMT	5.00%	1/1/2033	Baa3		12,450	14,934,765
NY Trans Dev Corp–Delta AMT	5.00%	1/1/2034	Baa3		4,205	5,039,884
NY Trans Dev Corp–JFK IAT	4.00%	12/1/2039	Baa1		1,000	1,147,144
NY Trans Dev Corp–JFK IAT	4.00%	12/1/2041	Baa1		1,000	1,132,514
NY Trans Dev Corp–JFK IAT	4.00%	12/1/2042	Baa1		2,000	2,265,470
NY Trans Dev Corp–JFK IAT	5.00%	12/1/2035	Baa1		1,000	1,257,816
NY Trans Dev Corp–JFK IAT	5.00%	12/1/2037	Baa1		1,500	1,882,194
NY Trans Dev Corp–JFK IAT AMT	4.00%	12/1/2040	Baa1		3,970	4,498,133
NY Trans Dev Corp–JFK IAT AMT	5.00%	12/1/2025	Baa1		1,100	1,277,594
NY Trans Dev Corp–JFK IAT AMT	5.00%	12/1/2035	Baa1		1,905	2,385,237
NY Trans Dev Corp–JFK IAT AMT	5.00%	12/1/2037	Baa1		1,240	1,552,404
NY Trans Dev Corp–LaGuardia Airport AMT	4.00%	7/1/2041	Baa3		2,330	2,504,046
NY Trans Dev Corp–LaGuardia Airport AMT	4.00%	7/1/2046	Baa3		1,340	1,439,085
NY Trans Dev Corp–LaGuardia Airport AMT	5.00%	7/1/2046	Baa3		7,315	8,117,383
NY Trans Dev Corp–LaGuardia Airport AMT	5.25%	1/1/2050	Baa3		19,605	21,861,843
NY Twy Auth (AGM)	4.00%	1/1/2051	AA		2,725	2,975,383
NYS Thruway–Service Area AMT	4.00%	10/31/2041	BBB-	(c)	5,885	6,773,906
NYS Thruway–Service Area AMT	4.00%	10/31/2046	BBB-	(c)	11,700	13,301,707
NYS Thruway–Service Area AMT	4.00%	4/30/2053	BBB-	(c)	6,425	7,246,347
Ontario Intl Airport (AGM)	4.00%	5/15/2051	AA		3,000	3,442,381
Ontario Intl Airport (AGM)	5.00%	5/15/2046	AA		2,000	2,532,840
Orlando & Orange Co Expwy Auth	4.00%	7/1/2035	A+		5,000	5,669,388
Osceola Co Trans–Osceola Parkway	5.00%	10/1/2039	BBB+		1,000	1,252,271
Osceola Parkway	4.00%	10/1/2054	BBB+		9,300	10,564,697
PA Tpk Commn	3.00%	12/1/2042	A		2,500	2,633,525
PA Tpk Commn	4.00%	12/1/2038	A3		3,425	3,911,391
PA Tpk Commn	4.00%	12/1/2043	A		1,500	1,755,878
PA Tpk Commn	4.00%	12/1/2044	A		3,950	4,612,864
PA Tpk Commn	4.00%	12/1/2045	A		3,125	3,634,061
PA Tpk Commn	4.00%	12/1/2046	A		5,500	6,370,874
PA Tpk Commn	4.00%	12/1/2051	A		5,000	5,749,957
PA Tpk Commn	5.00%	6/1/2029	A3		9,000	10,567,601
PA Tpk Commn	5.00%	12/1/2039	A+		750	850,162

104	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Transportation (continued)
PA Tpk Commn	5.00%	12/1/2044	A3	$3,500	$4,329,259
Philadelphia Airport AMT	5.00%	7/1/2042	A2	4,440	5,284,153
Philadelphia Arpt AMT	5.00%	7/1/2051	A2	8,530	10,594,460
Philadelphia Arpt AMT (AGM)	4.00%	7/1/2046	AA	2,800	3,211,232
Phoenix Arpt AMT	4.00%	7/1/2037	A1	8,000	9,242,321
Phoenix Arpt AMT	4.00%	7/1/2038	A1	5,960	6,870,274
Phoenix Arpt AMT	4.00%	7/1/2044	A1	2,000	2,270,681
Port Auth NY & NJ	4.00%	9/1/2043	Aa3	2,000	2,313,260
Port Auth NY & NJ	5.25%	10/15/2055	Aa3	3,675	4,316,546
Port Auth NY & NJ AMT	4.00%	7/15/2055	Aa3	5,000	5,688,048
Port Auth NY & NJ AMT	4.00%	11/1/2059	Aa3	8,030	9,149,498
Port Auth NY & NJ AMT	4.00%	7/15/2060	Aa3	10,200	11,560,179
Port Auth NY & NJ AMT	4.00%	7/15/2061	Aa3	8,000	9,122,592
Port of Portland–Portland Intl Arpt AMT	5.00%	7/1/2039	A+	2,000	2,223,955
PR Hwy & Trans Auth(d)	4.00%	7/1/2017	NR	240	135,000
PR Hwy & Trans Auth (AGM)	5.25%	7/1/2032	AA	2,000	2,219,696
PR Hwy & Trans Auth (AGM)	5.50%	7/1/2025	AA	2,000	2,207,262
Sacramento Co Arpt	5.00%	7/1/2041	A-	8,000	9,437,197
Salt Lake City Arpt AMT	5.00%	7/1/2034	A	5,000	5,996,972
San Antonio Arpt AMT	5.00%	7/1/2045	A1	8,435	9,673,289
San Diego Arpt AMT	4.00%	7/1/2044	A-	800	901,568
San Francisco Arpt AMT	4.00%	5/1/2049	A1	1,500	1,689,285
San Francisco Arpt AMT	5.00%	5/1/2050	A1	8,150	9,858,361
San Francisco Arpt AMT	5.25%	5/1/2033	A1	7,000	7,506,681
San Joaquin Hills Trsp	5.00%	1/15/2050	A-	11,250	12,550,256
San Jose Arpt	5.00%	3/1/2047	A2	750	891,412
San Jose Arpt AMT	5.00%	3/1/2047	A2	2,800	3,302,322
SC St Port Auth AMT	5.00%	7/1/2044	A+	5,000	6,060,104
Triborough Brdg & Tunl Auth	3.00%	11/15/2047	AA-	7,280	7,682,356
Triborough Brdg & Tunl Auth	4.00%	11/15/2054	AA-	12,505	14,474,357
Triborough Brdg & Tunl Auth	5.00%	11/15/2042	AA-	1,640	2,003,242
Triborough Brdg & Tunl Auth	5.00%	11/15/2054	AA-	6,800	8,580,454
TX Surface Trans Corp–I-635	4.00%	6/30/2037	Baa2	2,950	3,459,510
TX Surface Trans Corp–I-635	4.00%	12/31/2037	Baa2	2,125	2,490,059
TX Surface Trans Corp–I-635	4.00%	6/30/2038	Baa2	1,050	1,227,208
TX Surface Trans Corp–I-635	4.00%	12/31/2038	Baa2	1,375	1,605,795
TX Surface Trans Corp–I-635	4.00%	6/30/2039	Baa2	1,340	1,559,467

See Notes to Financial Statements.	105

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Transportation (continued)
TX Surface Trans Corp–I-635	4.00%		12/31/2039	Baa2	$1,025	$1,192,876
TX Surface Trans Corp–I-635	4.00%		6/30/2040	Baa2	1,125	1,305,228
TX Surface Trans Corp–NTE 3C AMT	5.00%		6/30/2058	Baa3	11,935	14,291,296
TX Trans Comm–Hwy 249	5.00%		8/1/2057	Baa3	2,625	3,028,863
VA Small Bus Fing–Elizabeth River	6.00%		1/1/2037	BBB-	1,230	1,279,253
VA Small Bus Fing–Elizabeth River	5.25%		1/1/2032	BBB-	6,100	6,305,353
Wayne Co Arpt AMT	5.00%		12/1/2039	A1	1,700	1,919,086
Wayne Co Arpt AMT	5.00%		12/1/2042	A1	1,200	1,440,043
WV Parkways Auth	4.00%		6/1/2047	AA-	5,235	5,954,266
Total						1,135,311,918

Utilities 11.19%
Adelanto Util Sys (AGM)	5.00%		7/1/2039	AA	1,500	1,824,081
Baltimore Wastewater	5.00%		7/1/2039	AA-	4,750	5,386,154
Baltimore Water	4.00%		7/1/2049	Aa2	5,850	6,710,755
Baltimore Water	5.00%		7/1/2032	Aa3	2,435	2,766,974
Baltimore Water	5.00%		7/1/2046	Aa3	10,000	11,999,275
Black Belt Energy Gas Dist–RBC	4.00%	#(b)	6/1/2051	Aa2	5,000	6,106,464
Burke Co Dev–Oglethorpe Power	4.125%		11/1/2045	BBB+	3,095	3,479,821
Burke Co Dev–Oglethorpe Power	4.125%		11/1/2045	BBB+	3,550	3,991,394
CA Choice Clean Energy–Morgan Stanley	4.00%	#(b)	2/1/2052	A1	10,500	12,736,066
CA Poll Ctl–Poseidon Res†	5.00%		7/1/2039	Baa3	2,200	2,649,408
CA Poll Ctl–Poseidon Res†	5.00%		11/21/2045	Baa3	2,750	3,270,873
Campbell Co Solid Wste–Basin Elec	3.625%		7/15/2039	A	11,270	12,010,342
Casitas Muni Water Dist (BAM)	5.25%		9/1/2047	AA	500	612,898
Central Plains–Goldman Sachs	5.00%		9/1/2032	A2	5,525	5,758,630
Central Plains–Goldman Sachs	5.00%		9/1/2042	BBB+	11,040	15,877,652
Central Plains–Goldman Sachs	5.25%		9/1/2037	A2	9,025	9,427,076
Chicago Water	5.00%		11/1/2029	A	4,560	5,643,073
Chicago Water	5.00%		11/1/2036	A	1,775	2,159,917
Chicago Water	5.00%		11/1/2039	A	3,455	3,843,989
Chicago Water (AGM)	5.00%		11/1/2036	AA	3,000	3,650,564
Chicago Water (AGM)	5.00%		11/1/2037	AA	2,500	3,035,608
CO Public Auth–ML	6.50%		11/15/2038	A2	9,565	14,585,709
Compton Water	6.00%		8/1/2039	NR	5,500	5,518,445
Detroit Sewer	5.00%		7/1/2034	A+	1,980	2,283,302
El Dorado Irrigation Dist (AGM)	5.00%		3/1/2034	AA	4,000	4,457,968

106	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Utilities (continued)
GA Muni Elec Auth–MEAG	4.00%		1/1/2049	BBB+	$5,000	$5,556,494
GA Muni Elec Auth–MEAG	5.00%		1/1/2033	A2	1,910	2,151,244
GA Muni Elec Auth–MEAG	5.00%		1/1/2048	BBB+	5,000	5,986,644
GA Muni Elec Auth–MEAG	5.00%		1/1/2056	A	3,810	4,558,538
GA Muni Elec Auth–MEAG	5.00%		1/1/2059	BBB+	2,000	2,385,949
Guam Waterworks	5.00%		1/1/2050	A-	2,250	2,717,925
HI Dept Budget–Hawaiian Electric	3.20%		7/1/2039	Baa1	18,865	20,430,508
HI Dept Budget–Hawaiian Electric AMT	3.10%		5/1/2026	Baa1	6,235	6,800,911
IN Fin Auth–OVEC	5.00%		6/1/2039	Ba1	2,330	2,375,649
Jefferson Co Sewer	Zero Coupon		10/1/2039	BBB	350	360,016
Jefferson Co Sewer	6.00%		10/1/2042	BBB	5,000	5,733,767
Jefferson Co Sewer	6.50%		10/1/2053	BBB	7,700	8,901,555
Jefferson Co Sewer (AGM)	Zero Coupon		10/1/2026	AA	1,000	864,462
Jefferson Co Sewer (AGM)	Zero Coupon		10/1/2027	AA	4,875	3,955,544
Jefferson Co Sewer (AGM)	5.50%		10/1/2053	AA	3,555	3,948,967
KY Muni Pwr Auth (NPFGC)(FGIC)	5.00%		9/1/2035	Baa1	5,000	5,982,497
KY Muni Pwr Auth (NPFGC)(FGIC)	5.00%		9/1/2036	Baa1	5,000	5,974,560
Long Beach Nat Gas–ML	5.50%		11/15/2037	A2	8,950	13,017,138
Louisville/Jeff Co Met Swr Dist	5.00%		5/15/2028	AA	9,710	9,763,018
Lower AL Gas Dist–Goldman Sachs	5.00%		9/1/2031	A2	2,225	2,840,898
Lower Colo Riv Auth–Transmn Contract	5.00%		5/15/2040	A	2,970	3,395,840
Main St Nat Gas–Citibank	4.00%	#(b)	3/1/2050	A3	2,725	3,111,290
Main St Nat Gas–Macquarie	5.00%		5/15/2035	A3	2,000	2,740,118
Maricopa Co Poll Cntrl–El Paso Elec	3.60%		2/1/2040	Baa2	5,085	5,559,775
Maricopa Co Poll Cntrl–El Paso Elec	3.60%		4/1/2040	Baa2	4,315	4,717,882
Miami-Dade Co Wtr & Swr	4.00%		10/1/2051	A+	13,250	15,362,340
New Orleans Water	5.00%		12/1/2034	A-	1,000	1,144,221
Norfolk Water	5.25%		11/1/2028	AA+	1,000	1,191,707
North Sumter Co Util Dep Dist	5.00%		10/1/2032	A	5,400	5,641,922
NYC Muni Water	5.00%		6/15/2036	AA+	500	561,716
Omaha Pub Pwr Dist	5.25%		2/1/2042	A+	4,000	4,576,004
Paducah Electric (AGM)	5.00%		10/1/2033	AA	1,000	1,197,960
Paducah Electric (AGM)	5.00%		10/1/2034	AA	1,000	1,196,059
Paducah Electric (AGM)	5.00%		10/1/2035	AA	1,000	1,194,802
Philadelphia Gas Works	5.00%		8/1/2029	A	2,000	2,330,970
Philadelphia Gas Works	5.00%		8/1/2030	A	1,500	1,748,227
Philadelphia Water & Wastewater	5.00%		7/1/2030	A+	3,355	3,895,880

See Notes to Financial Statements.	107

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Utilities (continued)
Philadelphia Water & Wastewater	5.25%		10/1/2052	A+		$6,610	$8,003,064
PR Aqueduct & Swr Auth†	5.00%		7/1/2030	NR		4,000	5,086,400
PR Elec Pwr Auth(d)	0.797% (3 Mo. LIBOR * .67 + .70%	)#	7/1/2031	D	(c)	4,000	3,655,000
PR Elec Pwr Auth(d)	5.00%		7/1/2028	D	(c)	270	264,600
PR Elec Pwr Auth(d)	5.25%		7/1/2028	D	(c)	880	865,700
PR Elec Pwr Auth (AGC)	4.25%		7/1/2027	AA		280	280,000
Prichard Wtr & Swr	4.00%		11/1/2044	BBB+		1,530	1,676,142
Prichard Wtr & Swr	4.00%		11/1/2049	BBB+		3,890	4,233,039
Salt Verde Fin Corp–Citi	5.00%		12/1/2032	A3		5,875	7,716,211
Salt Verde Fin Corp–Citi	5.00%		12/1/2037	A3		15,995	22,034,709
Salt Verde Fin Corp–Citi	5.25%		12/1/2027	A3		3,750	4,623,339
SC Pub Service Auth–Santee Cooper	4.00%		12/1/2042	A		5,000	5,806,518
SE AL Gas Dist	4.00%	#(b)	12/1/2051	A1		12,000	14,548,844
Southern CA Pub Pwr Auth–Goldman Sachs	1.554% (3 Mo. LIBOR * .67 + 1.47%	)#	11/1/2038	A2		3,090	2,987,221
Southern CA Pub Pwr Auth–Goldman Sachs	5.00%		11/1/2033	A2		4,055	5,465,018
TEAC–Goldman Sachs	5.00%	#(b)	5/1/2052	A2		25,000	32,628,537
TEAC–Goldman Sachs	5.625%		9/1/2026	BBB	(c)	10,550	12,786,206
Texas Water Dev Brd	4.00%		10/15/2037	AAA		7,760	9,147,102
Transbay Pwr Auth	5.00%		10/1/2045	A-	(c)	1,000	1,241,103
Transbay Pwr Auth	5.00%		10/1/2049	A-	(c)	1,100	1,360,094
Trimble Env Facs–Louisville Gas & Elec	3.75%		6/1/2033	A1		12,500	14,189,531
TX Muni Gas Acq & Supply–Macquarie	5.00%		12/15/2030	A3		6,500	8,483,109
TX Muni Gas Acq & Supply–Macquarie	5.00%		12/15/2031	A3		6,000	7,956,889
TX Muni Gas Acq & Supply–Macquarie	5.00%		12/15/2032	A3		7,420	9,937,316
Total							508,635,127
Total Municipal Bonds (cost $4,193,450,704)							4,494,749,344

108	See Notes to Financial Statements.

Schedule of Investments (continued)

NATIONAL TAX FREE FUND September 30, 2021

Investments	Interest Rate#	Interest Rate Reset Date(g)	Final Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

SHORT-TERM INVESTMENTS 0.38%

Variable Rate Demand Notes 0.38%

Corporate-Backed 0.02%
Mobile IDB–AL Power	0.100%	9/30/2021	12/1/2037	A1	$1,100	$1,100,000

Utilities 0.36%
Appling Co Dev–GA Power	0.110%	9/30/2021	9/1/2041	A-	6,580	6,580,000
NYC Muni Water	0.080%	9/30/2021	6/15/2045	AA+	9,600	9,600,000
Total						16,180,000
Total Short–Term Investments (cost $17,280,000)						17,280,000
Total Investments in Securities 99.30% (cost $4,210,730,704)						4,512,029,344
Other Assets and Liabilities – Net(h) 0.70%						31,635,871
Net Assets 100.00%						$4,543,665,215

AGC	Insured by–Assured Guarantee Corp.
AGM	Insured by–Assured Guaranty Municipal Corporation.
AMBAC	Insured by–AMBAC Assurance Corporation.
AMT	Income from the security may be subject to Alternative Minimum Tax.
BAM	Insured by–Build America Mutual.
COP	Certificates of Participation.
FGIC	Insured by–Financial Guaranty Insurance Company.
GTD	Guaranteed.
LIBOR	London Interbank Offered Rate.
NPFGC	Insured by–National Public Finance Guarantee Corporation.
NR	Not Rated.
SIFMA	Insured by–Securities Industry and Financial Markets Association.
TCRS	Transferable Custodial Receipts.
TRIPS	Tax Refund Intercept Programs.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At September 30, 2021, the total value of Rule 144A securities was $156,321,414 which represents 3.44% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at September 30, 2021.
~	Deferred interest debentures pay no interest for a stipulated number of years, after which they pay a predetermined interest rate.
(a)	Unaudited.
(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	This investment has been rated by Fitch IBCA.
(d)	Defaulted (non-income producing security).
(e)	Level 3 Investment as described in Note 2(i) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(f)	Securities purchased on a when-issued basis (See Note 2(g)).
(g)	The interest rate reset date shown represents the date on which the Fund has the right to sell a Variable Rate Demand Note (“VRDN”) back to the issuer for Principal Amount. The interest rate on the VRDN is generally reset daily based on the SIFMA Municipal Swap Index.
(h)	Other Assets and Liabilities–Net include net unrealized appreciation on futures contracts as follows:

See Notes to Financial Statements.	109

Schedule of Investments (concluded)

NATIONAL TAX FREE FUND September 30, 2021

Open Futures Contracts at September 30, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. Long Bond	December 2021	132	Short	$(21,453,885)	$(21,016,875)	$437,010

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds
Corporate-Backed	$–	$331,200,027	$3,724,000	$334,924,027
Special Tax	–	73,703,814	214	73,704,028
Remaining Industries	–	4,086,121,289	–	4,086,121,289
Short-Term Investments
Variable Rate Demand Notes	–	17,280,000	–	17,280,000
Total	$–	$4,508,305,130	$3,724,214	$4,512,029,344

Other Financial Instruments
Futures Contracts
Assets	$437,010	$–	$–	$437,010
Liabilities	–	–	–	–
Total	$437,010	$–	$–	$437,010

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

110	See Notes to Financial Statements.

Schedule of Investments

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

LONG-TERM INVESTMENTS 99.93%

MUNICIPAL BONDS 99.93%

Corporate-Backed 13.54%
Allegheny Co IDA–US Steel	5.125%		5/1/2030	B		$2,000	$2,424,633
AR DFA–Big River Steel AMT†	4.50%		9/1/2049	Ba3		30,000	32,932,836
AR DFA–Big River Steel AMT†	4.75%		9/1/2049	Ba3		21,500	24,163,923
Beauregard Parish–Office Max	6.80%		2/1/2027	B1		5,000	5,006,515
Build NYC Res Corp–Pratt Paper AMT†	5.00%		1/1/2035	NR		1,450	1,616,304
Burke Co Dev–Vogtle Proj	2.75%	#(b)	1/1/2052	AA-		11,625	11,631,882
CA Muni Fin–United Airlines AMT	4.00%		7/15/2029	B+		2,000	2,266,180
Calhoun Co IDA–Max Midstream AMT†	3.625%		7/1/2026	NR		9,000	9,277,535
Downtown Doral CDD†	4.75%		12/15/2038	NR		625	718,385
Downtown Doral CDD†	5.00%		12/15/2048	NR		1,500	1,723,942
Fort Bend IDC–NRG Energy	4.75%		11/1/2042	Baa2		3,590	3,729,692
Greater Orlando Aviation–Jet Blue	5.00%		11/15/2036	NR		2,000	2,098,370
Hoover IDA–US Steel AMT	5.75%		10/1/2049	B		17,200	20,440,138
Hoover IDA–US Steel AMT	6.375%	#(b)	11/1/2050	B		2,500	3,169,426
Houston Arpt–United Airlines AMT	4.00%		7/15/2041	B-	(c)	9,500	10,125,840
Houston Arpt–United Airlines AMT	5.00%		7/1/2029	Ba3		13,325	14,515,498
IA Fin Auth–Alcoa	4.75%		8/1/2042	BB+		10,385	10,637,971
IA Fin Auth–Iowa Fertilizer Co	5.25%		12/1/2025	BB-		31,410	33,999,557
IN Fin Auth–OH River Brdgs	5.25%		1/1/2051	BBB+		1,895	2,036,325
IN Fin Auth–OVEC	2.50%		11/1/2030	Ba1		1,925	1,942,539
IN Fin Auth–US Steel	4.125%		12/1/2026	B		5,850	6,452,045
IN Fin Auth–US Steel AMT	6.75%		5/1/2039	B		3,500	4,625,500
Jefferson Co Port Auth- JSW Steel AMT†	3.50%		12/1/2051	Ba2		5,250	5,376,346
LA Env Facs–Entergy	2.50%		4/1/2036	A		15,000	15,244,002
LA St John Parish–Marathon Oil	2.20%	#(b)	6/1/2037	BBB-		1,000	1,045,008
MD EDC–Chesapeake Bay Hyatt(d)	5.00%		12/1/2016	NR		3,430	2,058,000
Mission Econ Dev Corp–Natgasoline AMT†	4.625%		10/1/2031	BB-		5,000	5,258,363
NH National Fin Auth–Covanta†	3.625%	#(b)	7/1/2043	B1		1,785	1,882,421
NH National Fin Auth–Covanta AMT†	3.75%	#(b)	7/1/2045	B1		3,290	3,483,063
NH National Fin Auth–Covanta AMT†	4.00%		11/1/2027	B1		1,250	1,307,251
NH National Fin Auth–Covanta AMT†	4.875%		11/1/2042	B1		12,000	12,574,628
Niagara Area Dev Corp–Covanta†	3.50%		11/1/2024	B1		2,500	2,599,663
Niagara Area Dev Corp–Covanta AMT†	4.75%		11/1/2042	B1		7,500	7,840,560

See Notes to Financial Statements.	111

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Corporate-Backed (continued)
NJ EDA–Continental Airlines	5.25%		9/15/2029	Ba3		$5,960	$6,213,428
NJ EDA–Continental Airlines	5.50%		6/1/2033	Ba3		6,760	7,271,462
NY Env Facs–Casella Waste AMT†	3.125%	#(b)	12/1/2044	B		2,000	2,148,479
NY Liberty Dev Corp–3 WTC†	5.00%		11/15/2044	NR		38,475	42,161,863
NY Liberty Dev Corp–3 WTC†	5.15%		11/15/2034	NR		7,100	7,926,818
NY Liberty Dev Corp–4 WTC	2.30%		11/15/2034	A		1,000	1,003,578
NY Liberty Dev Corp–4 WTC	2.40%		11/15/2035	A		2,250	2,252,937
NY Liberty Dev Corp–4 WTC	2.50%		11/15/2036	A		5,000	4,988,424
NY Liberty Dev Corp–BofA Tower	2.80%		9/15/2069	Baa2		18,320	18,630,531
NY Trans Dev Corp–American Airlines AMT	2.25%		8/1/2026	B	(c)	2,650	2,715,975
NY Trans Dev Corp–American Airlines AMT	3.00%		8/1/2031	B	(c)	2,000	2,144,851
NY Trans Dev Corp–American Airlines AMT	5.00%		8/1/2026	B-		3,100	3,106,334
NY Trans Dev Corp–American Airlines AMT	5.00%		8/1/2031	B-		21,480	21,523,151
NY Trans Dev Corp–American Airlines AMT	5.25%		8/1/2031	B-		7,315	8,694,866
NY Trans Dev Corp–American Airlines AMT	5.375%		8/1/2036	B-		5,000	6,298,893
NYC IDA–TRIPS	5.00%		7/1/2028	BBB+		6,135	6,312,382
OH Air Dev Auth–OVEC	3.25%		9/1/2029	Ba1		8,500	9,133,742
OH Air Quality–AMG Vanadium AMT†	5.00%		7/1/2049	B-		37,290	42,906,788
PA EDA–Consol Energy AMT†	9.00%	#(b)	4/1/2051	CCC		4,250	5,205,070
PA EDA–Covanta AMT†	3.25%		8/1/2039	B1		6,980	7,183,409
PA EDA–National Gypsum AMT	5.50%		11/1/2044	NR		1,000	1,058,696
Parish of St James–Nustar Logistics†	6.10%	#(b)	12/1/2040	BB-		1,250	1,628,935
Parish of St James–Nustar Logistics†	6.35%		7/1/2040	BB-		5,000	6,613,660
Parish of St James–Nustar Logistics†	6.35%		10/1/2040	BB-		7,690	10,171,810
Polk Co IDA–Mineral Development†	5.875%		1/1/2033	NR		8,375	10,509,573
Port Beaumont Nav Dis - Jefferson Rail AMT†	3.625%		1/1/2035	NR		6,765	6,988,020
Port Beaumont Nav Dis - Jefferson Rail AMT†	4.00%		1/1/2050	NR		12,590	13,009,699
Port Beaumont Nav Dis - Jefferson Rail AMT†	2.875%		1/1/2041	NR		665	653,854
Port Beaumont Nav Dis - Jefferson Rail AMT†	3.00%		1/1/2050	NR		11,750	11,063,984
Rumford Solid Waste–Office Max	6.875%		10/1/2026	B1		1,500	1,501,955
St James Parish–Nustar Logistics†	5.85%	#(b)	8/1/2041	BB-		1,000	1,135,893
Tuscaloosa IDA–Hunt Refining†	5.25%		5/1/2044	NR		28,665	33,216,010
VA Small Bus Fing–Covanta AMT†	5.00%	#(b)	1/1/2048	B		3,150	3,311,976

112	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Corporate-Backed (continued)
Valparaiso Facs–Pratt Paper AMT	5.875%	1/1/2024	NR	$535	$571,560
Valparaiso Facs–Pratt Paper AMT	7.00%	1/1/2044	NR	4,000	4,501,055
West Pace Coop Dist(d)	9.125%	5/1/2039	NR	13,770	10,465,200	(e)
WI PFA–American Dream†	6.75%	12/1/2042	NR	1,000	1,124,346
WI PFA–Celanese AMT	4.30%	11/1/2030	BBB	4,215	4,701,270
WI PFA–Celanese AMT	5.00%	1/1/2024	BBB	6,750	7,353,239
WI PFA–Celanese AMT	5.00%	12/1/2025	BBB	1,950	2,260,848
WI PFA–Sky Harbour AMT	4.00%	7/1/2041	NR	2,500	2,568,861
WI PFA–Sky Harbour AMT	4.25%	7/1/2054	NR	20,000	20,622,774
WI PFA–TRIPS AMT	5.00%	7/1/2042	BBB+	11,000	11,281,141
Total					638,341,681

Education 5.69%
AZ IDA–Academy of Math & Science†	5.625%	7/1/2048	BB	2,235	2,548,909
AZ IDA–Academy of Math & Science†	5.75%	7/1/2053	BB	3,000	3,431,669
AZ IDA–American Charter Sch†	5.00%	7/1/2022	BB+	655	673,608
AZ IDA–Odyssey Prep†	5.00%	7/1/2049	BB-	2,000	2,227,302
AZ IDA–Odyssey Prep†	5.00%	7/1/2054	BB-	5,000	5,553,420
CA Muni Fin–Julian Chtr Sch†	5.625%	3/1/2045	B+	11,500	11,879,854
CA Muni Fin–William Jessup U	5.00%	8/1/2048	NR	8,075	8,880,047
Cap Trust Ed–Advantage Charter Scho	5.00%	12/15/2049	Baa3	1,360	1,520,419
Cap Trust Ed–Advantage Charter Scho	5.00%	12/15/2054	Baa3	705	786,181
Cap Trust Ed–Renaissance Charter†	5.00%	6/15/2039	NR	1,950	2,127,640
Cap Trust Ed–Renaissance Charter†	5.00%	6/15/2049	NR	9,815	10,596,275
Chicago Brd Ed	5.00%	12/1/2044	BB	4,860	5,733,194
Clifton Higher Ed–Intl Ldrshp Sch	5.75%	8/15/2045	NR	6,500	7,401,837
Columbus-Franklin Co–Ohio Dominican U	6.50%	3/1/2048	NR	5,100	5,115,470
Columbus-Franklin Co–Ohio Dominican U	6.50%	3/1/2053	NR	3,500	3,499,870
Dutchess Co LDC–Bard College†	5.00%	7/1/2045	BB+	4,000	4,798,106
Dutchess Co LDC–Bard College†	5.00%	7/1/2051	BB+	9,000	10,748,836
Farmville IDA–Longwood Univ Hsg	5.00%	1/1/2059	BBB-	6,000	7,212,854
FL HI Ed–Jacksonville Univ†	5.00%	6/1/2048	NR	6,400	7,486,796
FL HI Ed–Jacksonville Univ†	5.00%	6/1/2053	NR	6,500	7,581,901
Frederick Co Ed–Mount St Mary’s Univ†	5.00%	9/1/2037	BB+	1,500	1,678,515
Frederick Co Ed–Mount St Mary’s Univ†	5.00%	9/1/2045	BB+	12,645	13,939,837
IL Fin Auth–IL Inst of Tech	4.00%	9/1/2041	Baa3	5,490	6,173,920
IL Fin Auth–IL Inst of Tech	5.00%	9/1/2038	Baa3	4,885	5,975,951

See Notes to Financial Statements.	113

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Education (continued)
IL Fin Auth–IL Inst of Tech	5.00%	9/1/2040	Baa3		$1,750	$2,132,224
Lincoln Co–Augustana College	4.00%	8/1/2056	BBB-		2,165	2,358,992
Lincoln Co–Augustana College	4.00%	8/1/2061	BBB-		2,080	2,247,921
MA DFA–Lasell Clg	4.00%	7/1/2040	BB+		3,005	3,451,219
MA DFA–Lasell Clg	4.00%	7/1/2045	BB+		1,655	1,868,413
MA DFA–Lasell Clg	4.00%	7/1/2050	BB+		3,500	3,935,217
MA Ed Fin Auth AMT	3.00%	7/1/2051	BBB		2,000	1,987,157
Maricopa Co IDA–Ottawa Univ†	5.25%	10/1/2040	NR		3,000	3,342,509
Maricopa Co IDA–Ottawa Univ†	5.50%	10/1/2051	NR		6,915	7,713,971
Marietta Dev Auth–Life Univ†	5.00%	11/1/2037	Ba3		9,000	10,034,983
Marietta Dev Auth–Life Univ†	5.00%	11/1/2047	Ba3		8,000	8,779,852
MD Hlth & HI Ed–Stevenson Univ	4.00%	6/1/2046	BBB-		750	851,663
MD Hlth & HI Ed–Stevenson Univ	4.00%	6/1/2055	BBB-		1,000	1,126,809
Nashville Hlth & Ed–Lipscomb U	4.00%	10/1/2049	BBB		1,000	1,107,031
Nashville Hlth & Ed–Lipscomb U	5.25%	10/1/2058	BBB		12,150	14,641,949
NV Dept of Bus & Ind–Somerset†	5.00%	12/15/2048	BB		1,500	1,635,353
NY Dorm–Touro Clg	5.25%	1/1/2034	BBB-	(c)	2,955	3,241,442
NYC IDA–Yankee Stadium (AGM)	4.00%	3/1/2045	AA		2,400	2,758,047
OK DFA–Oklahoma City Univ	5.00%	8/1/2049	BBB-		6,000	7,058,332
OR Facs Auth–Willamette Univ	4.00%	10/1/2051	BBB		2,500	2,814,486
PA Higher Ed–Assistance Agny	2.625%	6/1/2042	A1		1,790	1,786,215
PA Higher Ed Assistance Agncy AMT	3.125%	6/1/2048	A3		1,000	1,006,621
Phoenix IDA–Basis Schs†	5.00%	7/1/2045	BB		2,500	2,763,298
Phoenix IDA–Basis Schs†	5.00%	7/1/2047	BB		1,325	1,525,584
Phoenix IDA–Basis Schs†	5.00%	7/1/2051	BB		3,080	3,537,246
Tuscarawas Co Eco Dev–Ashland Univ	6.00%	3/1/2045	NR		5,000	5,418,219
Univ of Illinois (AGM)	4.00%	4/1/2037	AA		5,745	6,569,661
Western Carolina University	4.00%	4/1/2050	Aa3		14,000	15,961,404
WI PFA–MN Clg of Osteopatic Med†(d)	5.50%	12/1/2048	NR		82	41,082	(e)
WI PFA–Wingate Univ	5.25%	10/1/2043	BBB		2,000	2,294,654
WI PFA–Wingate Univ	5.25%	10/1/2048	BBB		6,000	6,849,628
Total						268,413,593

Energy 0.14%
Lower AL Gas Dist–Goldman Sachs	5.00%	9/1/2034	A2		5,000	6,616,301

114	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Financial Services 0.59%
Berks Co IDA–Tower Hlth	5.00%	11/1/2047	BB-	$5,650	$6,220,177
Berks Co IDA–Tower Hlth	5.00%	11/1/2050	BB-	13,130	14,422,486
MA Ed Fin Auth AMT	4.125%	7/1/2046	BBB	6,670	7,068,903
Total					27,711,566

General Obligation 10.12%
Academical Village CCD	3.625%	5/1/2040	NR	2,320	2,416,815
Academical Village CCD	4.00%	5/1/2051	NR	6,000	6,291,593
American Samoa GO†	5.00%	9/1/2038	Ba3	4,000	4,907,709
American Samoa GO	6.625%	9/1/2035	Ba3	2,100	2,450,677
American Samoa GO†	7.125%	9/1/2038	Ba3	6,520	8,464,790
Arlington ISD–Brooks Academies	5.00%	6/15/2041	NR	3,000	3,169,142
Arlington ISD–Brooks Academies	5.00%	6/15/2051	NR	3,500	3,666,655
Bellwood GO	5.875%	12/1/2027	A	3,000	3,197,234
Bellwood GO	6.15%	12/1/2032	A	2,770	2,959,912
CA State GO	3.00%	3/1/2046	Aa2	7,480	7,956,160
Chicago Brd Ed	5.00%	12/1/2029	BB	5,000	6,186,749
Chicago Brd Ed	5.00%	12/1/2030	BB	5,170	6,377,833
Chicago Brd Ed	5.00%	12/1/2031	BB	2,500	3,072,979
Chicago Brd Ed	5.00%	12/1/2032	BB	2,000	2,451,831
Chicago Brd Ed	5.00%	12/1/2033	BB	1,500	1,833,717
Chicago Brd Ed	5.00%	12/1/2033	BB	9,930	12,497,568
Chicago Brd Ed	5.00%	12/1/2034	BB	3,000	3,763,867
Chicago Brd Ed	5.00%	12/1/2035	BB	1,500	1,878,269
Chicago Brd Ed	5.00%	12/1/2036	BB	1,250	1,561,504
Chicago Brd Ed	5.00%	12/1/2036	BB	1,865	2,329,764
Chicago Brd Ed	5.00%	12/1/2037	BB	10,100	12,578,763
Chicago Brd Ed	5.00%	12/1/2038	BB	1,000	1,242,335
Chicago Brd Ed	5.00%	12/1/2039	BB	5,575	6,908,032
Chicago Brd Ed	5.00%	12/1/2042	BB	11,605	12,054,434
Chicago Brd Ed	5.25%	12/1/2035	BB	7,215	8,029,188
Chicago Brd Ed	5.25%	12/1/2039	BB	13,410	14,858,382
Chicago Brd Ed	5.25%	12/1/2041	BB	16,315	16,424,151
Chicago Brd Ed	6.50%	12/1/2046	BB	5,000	6,142,547
Chicago Brd Ed†	6.75%	12/1/2030	BB	2,000	2,641,098
Chicago Brd Ed	7.00%	12/1/2044	BB	2,180	2,633,696

See Notes to Financial Statements.	115

 Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

General Obligation (continued)
Chicago Brd Ed†	7.00%		12/1/2046	BB		$6,560	$8,501,642
Chicago GO	5.25%		1/1/2028	BBB+		2,630	2,873,072
Chicago GO	5.25%		1/1/2032	BBB+		3,085	3,340,861
Chicago GO	5.50%		1/1/2033	BBB+		3,305	3,732,763
Chicago GO	5.50%		1/1/2037	BBB+		1,000	1,127,434
Chicago GO	5.50%		1/1/2049	BBB+		7,695	9,375,896
Chicago GO	6.00%		1/1/2038	BBB+		18,085	22,184,068
Chicago O’Hare Arpt AMT	5.00%		1/1/2052	A		5,000	5,869,838
Coralville GO	4.00%		5/1/2041	A-	(c)	5,000	5,532,496
Coralville GO	4.45%		5/1/2037	BB+		5,000	5,045,249
Coralville GO	4.50%		6/1/2032	BB+		4,250	4,440,121
Eaton Area Pk & Rec Dist	5.25%		12/1/2034	NR		1,250	1,323,146
Eaton Area Pk & Rec Dist	5.50%		12/1/2030	NR		710	752,742
Green Valley Ranch GO	5.875%		12/1/2050	NR		5,750	6,341,490
IL State GO	3.50%		6/1/2029	BBB		4,520	4,935,868
IL State GO	4.00%		1/1/2026	BBB		2,790	2,814,771
IL State GO	4.00%		10/1/2034	BBB		10,070	11,659,788
IL State GO	4.00%		6/1/2037	BBB		7,040	7,711,487
IL State GO	4.00%		10/1/2037	BBB		2,500	2,868,868
IL State GO	4.00%		3/1/2038	BBB		1,125	1,294,042
IL State GO	4.00%		3/1/2040	BBB		2,200	2,515,697
IL State GO	4.00%		3/1/2041	BBB		1,300	1,482,304
IL State GO	4.00%		10/1/2041	BBB		5,845	6,630,908
IL State GO	4.00%		11/1/2041	BBB		2,730	3,063,021
IL State GO	4.00%		11/1/2044	BBB		2,990	3,330,782
IL State GO	4.25%		10/1/2045	BBB		15,500	17,700,535
IL State GO	4.50%		11/1/2039	BBB		1,230	1,389,068
IL State GO	5.00%		3/1/2037	BBB		3,750	4,680,776
IL State GO	5.00%		3/1/2046	BBB		8,750	10,713,300
IL State GO	5.50%		5/1/2030	BBB		2,545	3,319,789
IL State GO	5.50%		5/1/2039	BBB		8,280	10,476,346
IL State GO	5.75%		5/1/2045	BBB		1,000	1,266,513
International Center Met Dist	5.875%		12/1/2046	NR		6,500	7,006,600
ME Fin Auth–Casella Waste AMT†	4.375%	#(b)	8/1/2035	B		1,250	1,389,491
MI Strategic Fund–I-75 AMT (AGM)	4.25%		12/31/2038	AA		2,000	2,336,973
New Haven GO	5.50%		8/1/2033	BBB+		1,000	1,238,457

116	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

General Obligation (continued)
New Haven GO	5.50%		8/1/2035	BBB+	$660	$814,412
New Haven GO	5.50%		8/1/2037	BBB+	1,280	1,574,679
NJ Trans Trust Fund	Zero Coupon		12/15/2029	Baa1	18,840	16,202,724
NYC GO	4.00%		3/1/2050	AA	5,000	5,706,537
PR Comwlth GO(d)	4.00%		7/1/2020	NR	1,175	1,048,688
PR Comwlth GO(d)	5.00%		7/1/2020	NR	11,695	10,583,975
PR Comwlth GO(d)	5.50%		7/1/2032	NR	4,770	4,591,125
PR Comwlth GO(d)	8.00%		7/1/2035	NR	45,520	39,374,800
PR Comwlth GO TCRS (AMBAC)	4.50%		7/1/2023	NR	795	796,201
Scranton GO†	5.00%		9/1/2028	BB+	500	569,321
Scranton GO†	5.00%		9/1/2029	BB+	1,000	1,131,996
Scranton GO	5.00%		11/15/2032	BB+	5,830	6,158,158
WI PFA–American Dream†	7.00%		12/1/2050	NR	24,050	27,223,131
Total						476,989,343

Health Care 16.36%
Antelope Valley Hlth	5.00%		3/1/2041	BBB	4,000	4,372,758
Antelope Valley Hlth	5.00%		3/1/2046	BBB	3,300	3,590,802
Antelope Valley Hlth	5.25%		3/1/2036	BBB	1,000	1,115,488
Appalachian Regl Hlth	4.00%		7/1/2051	BBB	1,675	1,894,005
Appalachian Regl Hlth	4.00%		7/1/2056	BBB	1,125	1,269,111
AR DFA–CARTI	3.125%		7/1/2036	NR	915	918,105
AR DFA–CARTI	3.50%		7/1/2046	NR	3,460	3,404,852
AR DFA–CARTI	4.00%		7/1/2052	NR	2,910	3,071,247
AR DFA–CARTI	4.25%		7/1/2041	NR	1,755	1,905,710
Atlanta Dev Auth–Georgia Proton	6.00%		1/1/2023	NR	2,000	1,567,318
Atlanta Dev Auth–Georgia Proton	6.75%		1/1/2035	NR	1,500	1,132,633
Atlanta Dev Auth–Georgia Proton	7.00%		1/1/2040	NR	8,000	6,023,280
Berks Co IDA–Tower Hlth	4.00%		11/1/2047	BB-	14,525	15,014,943
Berks Co IDA–Tower Hlth	4.00%		11/1/2050	BB-	6,000	6,178,187
Berks Co IDA–Tower Hlth	5.00%	#(b)	2/1/2040	BB-	4,005	4,618,191
Blaine Sr Hsg & Hlthcare–Crest View	6.125%		7/1/2050	NR	5,000	4,794,384
Bucks Co IDA–Grand View Hosp	4.00%		7/1/2046	BB+	10,590	11,773,903
Bucks Co IDA–Grand View Hosp	4.00%		7/1/2051	BB+	10,250	11,344,754
Bucks Co IDA–Grand View Hosp	5.00%		7/1/2054	BB+	5,500	6,643,636
CA Muni Fin–Cmnty Hlth Ctr†	5.00%		12/1/2046	NR	1,490	1,690,302

See Notes to Financial Statements.	117

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Health Care (continued)
CA Stwde–Daughters of Charity	5.50%	7/1/2039	NR		$1,769	$1,698,065
CA Stwde–Daughters of Charity	5.75%	7/1/2024	NR		433	415,788
CA Stwde–Daughters of Charity	5.75%	7/1/2035	NR		866	831,576
CA Stwde–Eskaton Pptys	5.25%	11/15/2034	BBB		1,640	1,700,790
CA Stwde–Loma Linda Univ Med Ctr†	5.00%	12/1/2041	BB-		3,425	3,821,443
CA Stwde–Loma Linda Univ Med Ctr	5.25%	12/1/2044	BB-		8,805	9,948,809
CA Stwde–Loma Linda Univ Med Ctr†	5.25%	12/1/2056	BB-		11,560	12,877,816
CA Stwde–Loma Linda Univ Med Ctr	5.50%	12/1/2054	BB-		13,205	14,966,975
CA Stwde–Loma Linda Univ Med Ctr†	5.50%	12/1/2058	BB-		17,750	20,779,882
Cape Girardeau IDA–Southeast Hlth	4.00%	3/1/2046	BBB-		1,000	1,112,840
Cape Girardeau IDA–SoutheastHEALTH	4.00%	3/1/2041	BBB-		1,300	1,463,635
Chester Co Hlth & Ed–Immaculata Univ	5.00%	11/1/2037	BB-	(c)	4,000	3,804,593
Chester Co Hlth & Ed–Immaculata Univ	5.00%	11/1/2046	BB-	(c)	7,100	6,388,427
Clackamas Co Hosp–Rose Villa	5.375%	11/15/2055	NR		1,500	1,657,850
CO Hlth–Jefferson Met Ctr #1	5.75%	12/15/2050	NR		9,915	10,630,885
Crawford Hsp Auth–Meadville Med	6.00%	6/1/2046	NR		2,225	2,479,517
Crawford Hsp Auth–Meadville Med	6.00%	6/1/2051	NR		2,600	2,890,867
Cuyahoga Co Hsp–Metrohealth	5.00%	2/15/2057	BBB-		5,750	6,666,639
Cuyahoga Co Hsp–Metrohealth	5.50%	2/15/2052	BBB-		8,175	9,736,559
Cuyahoga Co Hsp–Metrohealth	5.50%	2/15/2057	BBB-		4,900	5,780,948
Decatur Hsp–Wise Hlth	5.25%	9/1/2044	BBB-		5,720	6,299,462
Denver Hlth & Hsp Auth	5.25%	12/1/2045	BBB		3,700	3,969,714
Duluth Econ Dev Auth–Essentia Health	5.25%	2/15/2058	A-		18,000	21,666,478
Duluth EDA–Benedictine Health	4.00%	7/1/2036	NR		1,500	1,625,620
Duluth EDA–Benedictine Health	4.00%	7/1/2041	NR		1,895	2,040,717
Floyd Co Dev Auth–Spires Berry College	6.50%	12/1/2053	NR		8,500	8,566,386
Franklin Hlth–Provision Proton†(d)	7.50%	6/1/2047	NR		7,635	2,290,500
Fruita CO Hlth–Canyons Hosp & Med Centr†	5.375%	1/1/2033	NR		3,400	3,763,090
Fruita CO Hlth–Canyons Hosp & Med Centr†	5.50%	1/1/2048	NR		11,000	11,845,798
Fulton Co–Canterbury Court†	5.00%	4/1/2047	NR		5,000	5,548,508
Fulton Co–Canterbury Court†	5.00%	4/1/2054	NR		5,000	5,532,818
Fulton Co Med Ctr	5.00%	7/1/2046	NR		4,450	4,810,256
Fulton Co Med Ctr	5.00%	7/1/2051	NR		5,000	5,392,164
Gainesville & Hall Co Hsp–NE GA Hlth GTD	5.50%	8/15/2054	AA		3,600	4,210,206

118	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Health Care (continued)
Glendale IDA–Beatitudes	5.00%		11/15/2036	NR		$1,500	$1,614,063
Glendale IDA–Beatitudes	5.00%		11/15/2040	NR		4,000	4,284,355
Glendale IDA–Beatitudes	5.00%		11/15/2045	NR		1,400	1,491,768
Glendale IDA–Beatitudes	5.00%		11/15/2053	NR		7,470	8,014,951
Guadalupe Co–Seguin City Hsp	5.00%		12/1/2040	BB		4,880	5,232,071
Guadalupe Co–Seguin City Hsp	5.00%		12/1/2045	BB		910	969,590
Harris Co Cultural Ed–Brazos	5.125%		1/1/2048	BBB-	(c)	1,655	1,712,211
Harris Co Cultural Ed–Brazos	7.00%		1/1/2043	BBB-	(c)	3,000	3,245,756
Hillsborough Co IDA–Tampa General	4.00%		8/1/2050	Baa1		2,000	2,295,876
Hillsborough Co IDA–Tampa General	4.00%		8/1/2055	Baa1		6,415	7,306,494
Holmes Co Hsp–Doctors Mem Hsp	5.75%		11/1/2026	NR		3,760	3,721,135
Holmes Co Hsp–Doctors Mem Hsp	6.00%		11/1/2038	NR		7,115	7,115,617
Howard Co Retmt Cmnty–Vantage House	5.00%		4/1/2044	NR		2,955	3,100,878
Howard Co Retmt Cmnty–Vantage House	5.00%		4/1/2046	NR		7,000	7,331,502
IA Fin Auth–Iowa Fertilizer Co	5.25%	#(b)	12/1/2050	BB-		12,720	13,888,968
IL Fin Auth–Univ of Illinois Hlth	4.00%		10/1/2040	BBB+		1,035	1,186,701
IL Fin Auth–Univ of Illinois Hlth	4.00%		10/1/2055	BBB+		2,780	3,096,688
King Co Pub Hsp–Snoqualmie Vly Hsp	6.25%		12/1/2045	NR		4,000	4,426,825
Kirkwood IDA–Aberdeen Hts	5.25%		5/15/2042	BB	(c)	1,750	1,978,042
Kirkwood IDA–Aberdeen Hts	5.25%		5/15/2050	BB	(c)	5,250	5,887,659
KY EDFA–Masonic Homes	5.375%		11/15/2032	NR		3,000	3,042,400
LA Env Facs–St James Place	6.25%		11/15/2045	NR		6,100	6,642,105
Licking Co Hlth–Kendal Granville	6.00%		7/1/2050	NR		6,000	4,512,000
Lucas Co Hsp–ProMedica Hlth	5.25%		11/15/2048	BBB		8,650	10,371,750
MA DFA–Ascentria Care†	5.00%		7/1/2041	NR		3,500	3,904,776
MA DFA–Ascentria Care†	5.00%		7/1/2051	NR		4,435	4,868,665
MA DFA–Ascentria Care†	5.00%		7/1/2056	NR		3,500	3,820,189
MA DFA–Atrius Hlth	4.00%		6/1/2049	BBB		5,885	6,564,715
Magnolia West CDD	5.35%		5/1/2037	NR		235	236,821
MD Hlth & HI Ed–Adventist(f)	4.00%		1/1/2051	NR		15,000	16,797,640
MD Hlth & HI Ed–Doctors	5.00%		7/1/2038	Baa3		7,275	8,191,595
Montgomery Co IDA–Einstein Hlthcare	5.25%		1/15/2045	Ba1		10,000	11,154,731
Moon IDC–Baptist Homes	6.00%		7/1/2045	NR		9,250	9,879,696
Muskingum Co Hsp–Genesis Hlthcare	5.00%		2/15/2033	BB+		2,765	2,893,820
Muskingum Co Hsp–Genesis Hlthcare	5.00%		2/15/2044	BB+		10,690	11,121,085
Muskingum Co Hsp–Genesis Hlthcare	5.00%		2/15/2048	BB+		7,000	7,273,239

See Notes to Financial Statements.	119

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Health Care (continued)
New Hope Ed Facs–Westminster	4.00%	11/1/2049	BBB	(c)	$1,600	$1,801,015
New Hope Ed Facs–Westminster	4.00%	11/1/2055	BBB	(c)	1,500	1,680,206
NH Hlth & Ed–Dartmouth Hitchcock	5.00%	8/1/2059	A		8,075	12,504,023
NH Nat Fin Auth–Ascentria Care†	5.00%	7/1/2041	NR		1,885	2,092,105
NH Nat Fin Auth–Ascentria Care†	5.00%	7/1/2051	NR		3,225	3,522,057
NH Nat Fin Auth–Ascentria Care†	5.00%	7/1/2056	NR		1,910	2,073,972
NJ EDA–Bancroft Neuro	5.00%	6/1/2036	NR		1,500	1,673,676
NM Hsp–Gerald Champion	5.50%	7/1/2042	A-		5,625	5,797,999
Norfolk Redev & Hsg–Harbor’s Edge	5.25%	1/1/2054	NR		3,300	3,589,974
NYC IDA–Yankee Stadium	3.00%	3/1/2049	Baa1		13,285	13,521,056
Oconee Co IDA–Presby Village	6.25%	12/1/2048	NR		2,000	2,028,553
Oconee Co IDA–Presby Village	6.375%	12/1/2053	NR		3,000	3,038,302
OK DFA–OU Med	5.50%	8/15/2052	Baa3		6,450	7,866,577
OK DFA–OU Med	5.50%	8/15/2057	Baa3		6,130	7,476,297
Oroville–Oroville Hsp	5.25%	4/1/2039	B+		2,060	2,310,802
Oroville–Oroville Hsp	5.25%	4/1/2049	B+		9,985	10,987,289
Oroville–Oroville Hsp	5.25%	4/1/2054	B+		16,190	17,682,907
PA Hosp Auth–Doylestown	4.00%	7/1/2045	BBB-		4,375	4,798,444
PA Hosp Auth–Doylestown	5.00%	7/1/2049	BBB-		2,375	2,786,219
Palm Beach Co Hlth–Lifespace	5.00%	5/15/2053	BBB	(c)	7,125	8,272,109
Palomar Hlth	5.00%	11/1/2039	BBB		2,525	2,925,052
Philadelphia Hsps–Temple Univ Hlth	5.625%	7/1/2036	BBB-		6,250	6,454,966
Philadelphia Hsps–Temple Univ Hlth	5.625%	7/1/2042	BBB-		9,375	9,672,517
Philadelphia IDA–Gtr Philadelphia Hlth	6.50%	6/1/2045	NR		2,485	2,649,011
Philadelphia IDA–Gtr Philadelphia Hlth	6.625%	6/1/2050	NR		3,415	3,647,513
RI Hlth & Ed–Care New England	5.00%	9/1/2036	B+		7,000	7,883,294
Salem Hsp Fac–Capital Manor	5.625%	5/15/2032	BBB-	(c)	1,000	1,023,475
Salem Hsp Fac–Capital Manor	6.00%	5/15/2047	BBB-	(c)	1,600	1,637,124
San Buenaventura–Cmnty Mem Hlth	8.00%	12/1/2026	BB		10,000	10,122,223
SC Jobs EDA–Hampton Regl Med	5.00%	11/1/2042	NR		3,815	4,189,756
SC Jobs EDA–Hampton Regl Med	5.00%	11/1/2046	NR		6,070	6,601,860
SC Jobs EDA- Green Charter Schools†	4.00%	6/1/2036	NR		1,000	1,084,424
SC Jobs EDA- Green Charter Schools†	4.00%	6/1/2046	NR		1,250	1,323,347
SC Jobs EDA- Green Charter Schools†	4.00%	6/1/2056	NR		2,090	2,192,013
SE Port Auth–Memorial Hlth	5.50%	12/1/2043	BB-	(c)	5,025	5,412,251
SE Port Auth–Memorial Hlth	6.00%	12/1/2042	BB-	(c)	1,660	1,722,409

120	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Health Care (continued)
Shelby Co–Farms at Bailey Station	5.75%	10/1/2059	NR		$10,000	$10,576,787
Tulsa Co Industrial Auth–Montereau	5.25%	11/15/2045	BBB-	(c)	2,750	3,144,813
Upper San Juan Hlth Dist	6.00%	6/1/2041	NR		2,225	2,391,664
Upper San Juan Hlth Dist	6.125%	6/1/2046	NR		3,015	3,229,393
VA Small Bus Fing–NTL Senior Lvg	3.375%	1/1/2051	A	(c)	5,390	5,700,428
WA HFC–Mirabella†(f)	6.50%	10/1/2032	NR		1,955	2,074,379
WA HFC–Mirabella†	6.75%	10/1/2047	NR		3,000	3,190,966
WA HFC–Rockwood†	6.00%	1/1/2024	NR		685	727,460
Ward Co Hlth–Trinity Hlth	5.00%	6/1/2053	BBB-		8,750	10,064,818
WI Hlth & Ed–American Baptist	5.00%	8/1/2039	NR		1,625	1,723,230
WI Hlth & Ed–Sauk-Prarie Mem Hsp	5.375%	2/1/2048	Ba3		4,000	4,140,842
WI Hlth & Ed–St. Camillus	5.00%	11/1/2039	NR		1,000	1,127,396
WI Hlth & Ed–St. Camillus	5.00%	11/1/2046	NR		1,100	1,227,867
WI PFA–Alabama Proton†	6.85%	10/1/2047	NR		3,000	3,038,870
WI PFA–Bancroft Neuro†	4.625%	6/1/2036	NR		4,330	4,712,215
WI PFA–Bancroft Neuro†	5.125%	6/1/2048	NR		6,900	7,583,149
WI PFA–Carson Valley Med Center	4.00%	12/1/2041	BB+		1,500	1,728,218
WI PFA–Carson Valley Med Center	4.00%	12/1/2051	BB+		4,000	4,530,318
WI PFA–Delray Beach Radiation†	6.85%	11/1/2046	NR		2,000	2,086,645
WI PFA–Las Ventanas	7.00%	10/1/2042	NR		6,895	6,959,716
WI PFA–Mary’s Woods†	5.25%	5/15/2052	BB	(c)	2,300	2,517,219
WI PFA–Rose Villa†	5.75%	11/15/2044	NR		2,035	2,200,744
Wilson Co Hsp	5.60%	9/1/2036	NR		3,530	3,529,788
Total						770,967,349

Housing 3.47%
Alachua Co Hlth–Oak Hammock	8.00%	10/1/2042	NR		700	747,249
Alachua Co Hlth–Oak Hammock	8.00%	10/1/2046	NR		1,000	1,066,476
AZ IDA–NCCU Prop Student Hsg (BAM)	5.00%	6/1/2058	AA		2,500	2,998,062
CA Cmty Hsg–Annadel Apts†	5.00%	4/1/2049	NR		9,000	10,014,498
CA Cmty Hsg–Fountains at Emerald Park†	4.00%	8/1/2046	NR		4,900	5,275,197
CA Cmty Hsg–Sausalito†	4.00%	2/1/2050	NR		11,000	11,593,139
CA Cmty Hsg–Serenity at Larkspur†	5.00%	2/1/2050	NR		5,800	6,516,871
CA Cmty Hsg–Stoneridge Apt†	4.00%	2/1/2056	NR		4,000	4,306,263
CA Cmty Hsg–The Arbors†	5.00%	8/1/2050	NR		4,400	4,997,300
CA Cmty Hsg–Verdant†	5.00%	8/1/2049	NR		7,700	8,641,051
CA HFA–MFH	4.25%	1/15/2035	BBB+		3,443	4,185,134

See Notes to Financial Statements.	121

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Housing (continued)
CA Muni Fin–Caritas Affordable Hsg	5.25%	8/15/2039	A-	$550	$596,367
CA Muni Fin–UC Davis Hsg (BAM)	3.00%	5/15/2051	AA	2,000	2,087,956
CA Muni Fin–UC Davis Hsg (BAM)	4.00%	5/15/2046	AA	750	869,380
CEDA–Provident Student Hsg	5.00%	8/1/2057	Baa3	1,885	2,270,968
CSCDA–Parallel-Anaheim†	4.00%	8/1/2056	NR	6,500	6,889,963
CSCDA–Pasadena†	3.00%	12/1/2056	NR	17,990	17,029,471
CSCDA–Pasadena†	4.00%	12/1/2056	NR	10,000	10,454,474
CSCDA Cmty Impt Auth–Jefferson-Anaheim†	3.125%	8/1/2056	NR	18,000	17,161,027
CSCDA- Orange†	3.00%	3/1/2057	NR	5,000	4,731,861
CSCDA- Orange†	4.00%	3/1/2057	NR	2,500	2,655,308
CSCDA- Waterscape†	4.00%	9/1/2046	NR	2,250	2,370,453
LA Pub Facs Auth–Provident LSU	5.00%	7/1/2059	A3	2,915	3,495,279
MI HDA	3.60%	10/1/2060	AA	6,330	6,726,962
NYC Hsg–8 Spruce St	3.50%	2/15/2048	BBB-	6,100	6,171,943
Roanoke Co EDA–Richfield Living	5.25%	9/1/2049	NR	15,000	14,405,419
Roanoke Co EDA–Richfield Living	5.375%	9/1/2054	NR	5,500	5,274,784
Total					163,532,855

Lease Obligations 3.55%
CA Pub Wks–Various Cap Proj	5.00%	4/1/2034	Aa3	5,000	5,119,140
IN Fin Auth–OH River Brdgs	5.00%	7/1/2040	BBB+	2,320	2,486,706
IN Fin Auth–OH River Brdgs	5.00%	7/1/2044	BBB+	8,000	8,568,820
MD Stadium Auth–Baltimore City	5.00%	5/1/2050	AA-	15,000	22,018,927
Met Pier & Expo Auth–Mccormick Place (AGM)	Zero Coupon	12/15/2056	AA	5,385	1,980,089
Met Pier & Expo Auth–Mccormick Place (NPFGC)(FGIC)	Zero Coupon	6/15/2037	BBB+	8,650	5,940,280
Met Pier & Expo Auth–Mccormick Place (NPFGC)(FGIC)	5.50%	6/15/2029	BBB+	3,000	3,544,990
MI St Bldg Auth	3.00%	10/15/2051	Aa2	4,505	4,814,052
NJ EDA–Bldgs	5.00%	6/15/2047	Baa1	5,450	6,516,457
NJ EDA–Goethals Brdg AMT	5.375%	1/1/2043	BBB	1,175	1,298,341
NJ EDA–Goethals Brdg AMT	5.625%	1/1/2052	BBB	5,000	5,547,877
NJ EDA–Sch Facs	4.00%	6/15/2046	Baa1	5,250	6,023,179
NJ EDA–Sch Facs	4.00%	6/15/2050	Baa1	2,250	2,573,869
NJ EDA–Sch Facs	5.00%	6/15/2042	Baa1	2,000	2,375,663

122	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Lease Obligations (continued)
NJ EDA–Sch Facs	5.00%	6/15/2043	Baa1	$5,000	$6,120,502
NJ EDA–Sch Facs	5.50%	6/15/2029	Baa1	3,575	4,380,375
NJ EDA–State House	5.00%	6/15/2043	Baa1	3,800	4,651,581
NJ Trans Trust Fund	Zero Coupon	12/15/2034	Baa1	13,420	9,921,258
NJ Trans Trust Fund	Zero Coupon	12/15/2038	Baa1	15,405	9,995,279
NJ Trans Trust Fund	4.00%	6/15/2035	Baa1	1,250	1,483,228
NJ Trans Trust Fund	4.00%	12/15/2039	Baa1	2,900	3,334,306
NJ Trans Trust Fund	4.00%	6/15/2050	Baa1	27,500	30,871,511
NJ Trans Trust Fund	5.00%	12/15/2035	Baa1	3,250	4,017,644
NJ Trans Trust Fund	5.00%	12/15/2039	Baa1	3,300	4,108,608
NJ Trans Trust Fund (NPFGC)(FGIC)	Zero Coupon	12/15/2031	Baa1	3,690	3,017,543
PR Pub Fin Corp(d)	5.50%	8/1/2031	NR	12,250	183,750
St Louis Fin Corp–Convention Center (AGM)	5.00%	10/1/2045	AA	2,500	3,079,568
St Louis Fin Corp–Convention Center (AGM)	5.00%	10/1/2049	AA	2,625	3,206,488
Total					167,180,031

Other Revenue 7.01%
Arlington HI Ed Fin Corp–Arlington Classics	5.00%	8/15/2045	BBB-	2,250	2,460,629
Arlington Hi Ed Fin Corp–Newman Intl Aca	5.00%	8/15/2051	NR	1,500	1,613,418
Arlington Hi Ed Fin Corp–Newman Intl Acad	5.00%	8/15/2041	NR	900	984,575
Arlington Hi Ed Fin Corp–Newman Intl Acad	5.50%	8/15/2046	NR	5,000	5,462,157
AZ IDA–American Charter Sch†	6.00%	7/1/2047	BB+	2,460	2,952,712
AZ IDA–Kipp Chtr Sch	4.00%	7/1/2051	BBB-	1,045	1,150,974
AZ IDA–Kipp Chtr Sch	4.00%	7/1/2061	BBB-	3,000	3,277,465
AZ IDA–Kipp Chtr Sch	4.00%	7/1/2061	BBB-	1,850	1,951,849
AZ IDA–Odyssey Prep†	5.50%	7/1/2052	BB-	750	811,788
Build NYC Res Corp–Hellenic Charter†	5.00%	12/1/2041	NR	1,200	1,378,108
Build NYC Res Corp–Hellenic Charter†	5.00%	12/1/2051	NR	1,650	1,869,304
Build NYC Res Corp–Hellenic Charter†	5.00%	12/1/2055	NR	1,000	1,125,249
Build NYC Res Corp–Shefa School†	5.00%	6/15/2051	NR	9,410	11,095,728
CA Sch Fin Auth–Kipp LA	5.125%	7/1/2044	BBB	2,390	2,607,191
Cap Trust Agy–Edu Growth Chtr Sch†	5.00%	7/1/2056	NR	18,250	21,228,893
Cap Trust Agy–Franklin Academy†	5.00%	12/15/2040	NR	3,640	3,936,522
Cap Trust Agy–Franklin Academy†	5.00%	12/15/2050	NR	6,250	6,693,184
Cap Trust Agy–Franklin Academy†	5.00%	12/15/2055	NR	5,690	6,080,513
Chester Co IDA–Collegium Charter Sch	5.125%	10/15/2037	BB	1,000	1,131,483
Chester Co IDA–Collegium Charter Sch	5.25%	10/15/2047	BB	2,500	2,799,543

See Notes to Financial Statements.	123

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Other Revenue (continued)
Chester Co IDA–Collegium Charter Sch	5.375%	10/15/2042	BB	$5,000	$5,169,159
Cleveland Co Port Auth–Playhouse Sq	5.25%	12/1/2038	BB+	1,400	1,647,853
Cleveland Co Port Auth–Playhouse Sq	5.50%	12/1/2043	BB+	1,850	2,183,730
Cleveland Co Port Auth–Playhouse Sq	5.50%	12/1/2053	BB+	9,075	10,621,754
Clifton Higher Ed–IDEA Pub Schs	6.00%	8/15/2043	A-	1,000	1,082,846
Clifton Higher Ed–Intl Ldrshp Sch	6.125%	8/15/2048	NR	22,025	25,359,845
FL DFC–FL Charter Foundation†	5.00%	7/15/2046	NR	4,000	4,317,551
FL DFC–Mater Admy†	5.00%	6/15/2050	BBB	2,140	2,435,351
FL DFC–Mater Admy†	5.00%	6/15/2055	BBB	1,500	1,701,950
FL DFC–Palm Bay Admy†	Zero Coupon	5/15/2037	NR	1,220	244,000
FL DFC–Palm Bay Admy†	Zero Coupon	5/15/2037	NR	940	9
FL DFC–Palm Bay Admy†	6.375%	5/15/2037	NR	2,620	2,292,402
FL DFC–Renaissance Chtr Sch†	6.125%	6/15/2046	NR	5,000	5,593,425
FL DFC–Renaissance Chtr Sch 2020†	5.00%	9/15/2040	NR	1,050	1,171,462
FL DFC–Renaissance Chtr Sch 2020†	5.00%	9/15/2050	NR	2,200	2,425,397
Florence Twn IDA–Legacy Trad Sch	6.00%	7/1/2043	BB+	3,250	3,488,146
GA World Congress–Convention Ctr Hotel†	5.00%	1/1/2054	NR	19,495	22,891,043
IL Fin Auth–Acero Charter†	4.00%	10/1/2034	BB+	440	495,547
IL Fin Auth–Acero Charter†	4.00%	10/1/2035	BB+	1,155	1,294,319
IL Fin Auth–Acero Charter†	4.00%	10/1/2042	BB+	2,250	2,477,717
Jefferson Parish Econ Dev Dist–Kenner†	5.50%	6/15/2038	NR	3,200	3,632,102
Jefferson Parish Econ Dev Dist–Kenner†	5.625%	6/15/2048	NR	4,350	4,886,333
Lower AL Gas Dist–Goldman Sachs	5.00%	9/1/2046	A2	30,295	43,162,201
Main St Nat Gas–Macquarie	5.00%	5/15/2043	A3	1,900	2,277,483
Main St Nat Gas–Macquarie	5.00%	5/15/2049	A3	14,585	21,265,893
Maricopa Co IDA–Legacy Schools†	5.00%	7/1/2049	BB+	2,335	2,686,708
Maricopa Co IDA–Legacy Schools†	5.00%	7/1/2054	BB+	1,465	1,680,178
Maricopa Co IDA–Paradise Schools†	5.00%	7/1/2047	BB+	4,000	4,423,565
MD EDC–Chesapeake Bay Hyatt(d)	5.00%	12/1/2031	NR	10,700	6,420,000
MD EDC–Chesapeake Bay Hyatt(d)	5.25%	12/1/2031	NR	3,000	1,800,000
MI Fin Auth–Bradford Admy	4.30%	9/1/2030	NR	1,090	1,151,084
MI Fin Auth–Bradford Admy	4.80%	9/1/2040	NR	1,845	1,951,800
MI Fin Auth–Bradford Admy	5.00%	9/1/2050	NR	3,010	3,180,428
MI Pub Ed–Crescent Admy	7.00%	10/1/2036	NR	640	641,374
Middlesex Co Impt Auth–Heldrich Ctr	6.125%	1/1/2025	NR	2,790	55,800
Middlesex Co Impt Auth–Heldrich Ctr	6.25%	1/1/2037	NR	5,755	115,100

124	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Other Revenue (continued)
Phoenix IDA–Basis Schs†	5.00%	7/1/2046	BB	$2,000	$2,209,878
Pima Co IDA–Edkey Chtr Sch†	5.00%	7/1/2049	NR	6,000	6,522,986
Pima Co IDA–Edkey Chtr Sch†	5.00%	7/1/2055	NR	4,000	4,335,744
Plymouth Ed Ctr Charter Sch	5.375%	11/1/2030	D	1,425	1,006,052
UT Charter Sch–Freedom Academy†	5.00%	6/15/2041	NR	1,020	1,171,066
UT Charter Sch–Freedom Academy†	5.00%	6/15/2052	NR	1,300	1,468,244
UT Charter Sch–Freedom Academy†	5.375%	6/15/2048	NR	5,150	5,709,085
WA Convention Ctr	3.00%	7/1/2058	Baa3	6,710	6,459,338
WA Convention Ctr	4.00%	7/1/2058	Baa3	16,290	18,192,273
Washington St Convention Ctr Pub Facs	4.00%	7/1/2031	NR	5,500	6,443,347
Total					330,352,853

Special Tax 5.20%
Allentown Neighborhood Impt†	5.00%	5/1/2032	Ba3	2,425	2,823,642
Allentown Neighborhood Impt†	5.375%	5/1/2042	NR	5,500	6,431,330
Allentown Neighborhood Impt–Wtrfrnt Proj†	6.00%	5/1/2042	NR	12,010	14,947,910
Anne Arundel Co Spl Tax–Vlgs Two Rivers	5.125%	7/1/2036	NR	1,030	1,075,258
Anne Arundel Co Spl Tax–Vlgs Two Rivers	5.25%	7/1/2044	NR	2,150	2,243,420
Arborwood CDD(f)	6.90%	5/1/2025	NR	35	36,145	(e)
Arborwood CDD	6.90%	5/1/2036	NR	660	675,513
Arborwood CDD	6.90%	5/1/2036	NR	50	50,937
Berkeley Co–Nexton Imp Dist	4.25%	11/1/2040	NR	2,250	2,520,470
Berkeley Co–Nexton Imp Dist	4.375%	11/1/2049	NR	1,500	1,675,402
Brighton Crossing Met Dist #6	5.00%	12/1/2050	NR	2,340	2,565,166
Celebration Pointe CDD†	5.00%	5/1/2048	NR	3,400	3,643,729
Cleveland Co Port Auth–Flats Bank East†	4.00%	12/1/2055	BB	5,000	5,244,723
Cleveland Co Port Auth–Flats Bank East†	4.50%	12/1/2055	NR	3,950	4,190,613
CO Rocky Mtn Rail Park Met Dist†	5.00%	12/1/2041	NR	2,000	2,151,581
CO Rocky Mtn Rail Park Met Dist†	5.00%	12/1/2051	NR	9,000	9,559,945
Compton Redev Agy	6.00%	8/1/2042	NR	4,750	4,764,493
Denver Intl Business Ctr Met Dist #1	6.00%	12/1/2048	NR	2,300	2,480,282
Frederick Co–Jefferson Technology Park†	4.625%	7/1/2043	NR	2,190	2,594,285
Frederick Co–Urbana CDA	4.00%	7/1/2050	NR	3,755	4,216,668
Grandview IDA–Grandview Crossing(d)	5.75%	12/1/2028	NR	1,000	170,000
Inland Valley Redev Agy	5.25%	9/1/2037	A-	3,375	3,696,077
Loretto Heights Comm Auth	4.875%	12/1/2051	NR	5,750	5,901,729

See Notes to Financial Statements.	125

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Special Tax (continued)
Miami World Ctr CDD	5.25%	11/1/2049	NR	$4,500	$5,149,722
MIDA–Military Village	4.00%	6/1/2041	NR	1,250	1,284,981
MIDA–Military Village	4.00%	6/1/2052	NR	5,000	5,078,899
MIDA Mount Village PID†	4.00%	8/1/2050	NR	6,500	6,765,437
MIDA Mount Village PID	4.25%	8/1/2035	NR	3,290	3,727,001
MIDA Mount Village PID	4.50%	8/1/2040	NR	1,250	1,410,038
MIDA Mount Village PID	5.00%	8/1/2050	NR	6,500	7,341,389
North Las Vegas Improv Dist–Vall	4.50%	6/1/2039	NR	490	549,199
North Las Vegas Improv Dist–Vall	4.625%	6/1/2043	NR	490	546,910
North Las Vegas Improv Dist–Vall	4.625%	6/1/2049	NR	750	831,415
North Range Met Dist	5.00%	12/1/2040	NR	2,000	2,208,234
North Range Met Dist	5.25%	12/1/2050	NR	5,000	5,523,206
Nthrn Palm Bch Co Impt Dist	5.00%	8/1/2037	NR	750	854,516
Nthrn Palm Bch Co Impt Dist	5.00%	8/1/2046	NR	5,000	5,308,234
Nthrn Palm Bch Co Impt Dist	5.00%	8/1/2046	NR	2,850	3,200,961
NYC IDA–Yankee Stadium	4.00%	3/1/2045	Baa1	3,600	4,059,254
PA COP	4.00%	7/1/2046	A	3,175	3,540,776
Peninsula Town Center†	5.00%	9/1/2037	NR	875	954,772
Peninsula Town Center†	5.00%	9/1/2045	NR	2,250	2,448,649
Prairie Ctr Met Dist #3†	5.00%	12/15/2041	NR	3,475	3,773,187
Prince George Co Spl Ob†	5.00%	7/1/2046	NR	5,000	5,418,305
Prince George Co Spl Ob–Westphalia†	5.125%	7/1/2039	NR	1,100	1,226,027
Prince George Co Spl Ob–Westphalia†	5.25%	7/1/2048	NR	5,125	5,705,708
Rampart Range Met Dist(f)	4.00%	12/1/2051	NR	6,000	6,071,186
Reunion Met Dist	3.625%	12/1/2044	NR	2,000	1,950,888
River Islands PFA–CFD 2003	5.50%	9/1/2045	NR	6,905	7,248,518
River Islands PFA–CFD 2003	5.50%	9/1/2045	NR	2,925	3,070,516
Scranton RDA GTD	5.00%	11/15/2028	BB+	5,000	5,120,217
SF Spl Tax–Mission Rock Dist†	4.00%	9/1/2046	NR	2,475	2,806,105
SF Spl Tax–Mission Rock Dist†	4.00%	9/1/2051	NR	3,450	3,903,154
St Louis IDA–Ballpark Vlg	4.375%	11/15/2035	NR	3,500	3,522,300
St Louis IDA–Ballpark Vlg	4.75%	11/15/2047	NR	4,875	4,946,847
St. Charles–Noah’s Ark CID	3.00%	5/1/2030	NR	725	732,691
St. Charles–Noah’s Ark CID	3.125%	5/1/2035	NR	500	500,596
Steel Point Infr Dist–Steel Point Harbor(f)	4.00%	4/1/2051	NR	1,250	1,275,207
Stone Canyon CID(d)	5.70%	4/1/2022	NR	1,485	371,250

126	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Special Tax (continued)
Tahoe Douglas Visitors Auth	5.00%	7/1/2045	NR	$2,800	$3,202,064
Tahoe Douglas Visitors Auth	5.00%	7/1/2051	NR	4,000	4,557,244
Tern Bay CDD	5.375%	5/1/2037	NR	390	390,488
Village CDD #10	6.00%	5/1/2044	NR	850	910,411
Village CDD #12†	4.25%	5/1/2043	NR	7,140	7,893,135
Village CDD #12†	4.375%	5/1/2050	NR	2,855	3,155,774
Village CDD #13	3.70%	5/1/2050	NR	5,960	6,325,695
Village Met Dist–Avon	5.00%	12/1/2040	NR	2,000	2,246,950
Village Met Dist–Avon	5.00%	12/1/2049	NR	4,085	4,563,419
West Villages Impr Dist–#7	4.75%	5/1/2039	NR	1,750	1,936,941
West Villages Impr Dist–#7	5.00%	5/1/2050	NR	3,090	3,448,239
Westerly Met Dist–Weld Co	Zero Coupon	12/1/2050	NR	1,000	843,098
Westerly Met Dist–Weld Co	5.00%	12/1/2040	NR	955	1,052,667
Westerly Met Dist–Weld Co	5.00%	12/1/2050	NR	2,250	2,455,321
Total					245,067,059

Tax Revenue 6.04%
American Samoa GO†	6.50%	9/1/2028	Ba3	2,750	3,373,510
Guam–Business Privilege Tax(f)	4.00%	1/1/2036	Ba1	1,750	2,023,198
Guam–Business Privilege Tax(f)	4.00%	1/1/2042	Ba1	2,500	2,799,043
Met Pier & Expo Auth–Mccormick Place	Zero Coupon	12/15/2054	BBB+	21,595	7,694,663
Met Pier & Expo Auth–Mccormick Place(f)	4.00%	12/15/2047	BBB+	4,500	5,059,402
Met Pier & Expo Auth–Mccormick Place(f)	4.00%	6/15/2052	BBB+	12,000	13,445,486
Met Pier & Expo Auth–Mccormick Place	5.00%	6/15/2053	BBB+	6,045	6,829,634
Met Pier & Expo Auth–Mccormick Place	5.50%	6/15/2053	BBB+	9,150	10,521,888
Met Pier & Expo Auth–Mccormick Place (AGM)	Zero Coupon	12/15/2052	AA	5,250	2,189,681
Met Pier & Expo Auth–Mccormick Place (NPFGC)(FGIC)	Zero Coupon	12/15/2036	BBB+	20,000	14,005,038
Met Pier & Expo Auth–Mccormick Place (NPFGC)(FGIC)	Zero Coupon	12/15/2037	BBB+	10,000	6,774,810
Monongalia Co–Econ Op Dev Dist†	4.125%	6/1/2043	NR	2,250	2,502,689
Monongalia Co–Econ Op Dev Dist†	4.875%	6/1/2043	NR	3,030	3,268,239
NY Dorm–PIT	3.00%	3/15/2042	Aa2	7,915	8,414,592
NY UDC–PIT	3.00%	3/15/2050	AA+	2,500	2,595,895
NYS Thruway–PIT	3.00%	3/15/2050	AA+	10,000	10,510,031

See Notes to Financial Statements.	127

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Tax Revenue (continued)
NYS Thruway–PIT	4.00%	3/15/2058	AA+	$10,000	$11,451,772
PR Corp Sales Tax	Zero Coupon	7/1/2029	NR	1,066	919,415
PR Corp Sales Tax	Zero Coupon	7/1/2033	NR	5,283	3,922,785
PR Corp Sales Tax	4.329%	7/1/2040	NR	15,812	17,573,645
PR Corp Sales Tax	4.329%	7/1/2040	NR	2,121	2,357,305
PR Corp Sales Tax	4.536%	7/1/2053	NR	477	528,685
PR Corp Sales Tax	4.55%	7/1/2040	NR	1,337	1,505,818
PR Corp Sales Tax	4.75%	7/1/2053	NR	59,331	66,535,724
PR Corp Sales Tax	4.784%	7/1/2058	NR	2,514	2,824,634
PR Corp Sales Tax	5.00%	7/1/2058	NR	63,408	72,079,678
Reno–ReTRAC-Reno Trans†	Zero Coupon	7/1/2058	NR	18,500	2,005,246
Sparks–Legends at Sparks Marina†	2.50%	6/15/2024	Ba2	260	264,206
Sparks–Legends at Sparks Marina†	2.75%	6/15/2028	Ba2	750	776,184
Total					284,752,896

Tobacco 8.89%
Buckeye Tobacco	Zero Coupon	6/1/2057	NR	76,000	12,174,858
Buckeye Tobacco	5.00%	6/1/2055	NR	69,715	78,973,089
CA Stwde–Tobacco Settlement	Zero Coupon	6/1/2046	NR	26,325	5,774,276
CA Stwde–Tobacco Settlement†	Zero Coupon	6/1/2055	NR	42,500	2,964,859
Erie Co Tobacco†	Zero Coupon	6/1/2060	NR	35,000	1,902,352
Golden St Tobacco	Zero Coupon	6/1/2047	CCC-	25,000	5,680,475
Golden St Tobacco	5.00%	6/1/2047	NR	20,435	21,006,301
Golden St Tobacco	5.00%	6/1/2047	NR	35,680	36,677,459
Golden St Tobacco	5.25%	6/1/2047	NR	14,840	15,284,406
Golden St Tobacco	5.30%	6/1/2037	B-	5,020	5,163,209
Inland Empire Tobacco†	Zero Coupon	6/1/2057	CCC	47,000	3,259,943
Los Angeles Co Tobacco	Zero Coupon	6/1/2055	NR	18,000	3,606,710
Los Angeles Co Tobacco	4.00%	6/1/2049	BBB+	2,015	2,336,438
Los Angeles Co Tobacco	5.00%	6/1/2049	BBB-	250	305,845
Merced Co Tobacco	5.00%	6/1/2050	NR	1,455	1,718,402
MI Tob Settlement	Zero Coupon	6/1/2058	NR	225,900	11,157,088
MI Tob Settlement	4.00%	6/1/2049	BBB+	3,370	3,849,566
MI Tob Settlement	5.00%	6/1/2049	BBB-	4,125	4,875,422
Monroe Co Tobacco†	Zero Coupon	6/1/2061	NR	22,900	1,144,226
Nassau Co Tobacco	Zero Coupon	6/1/2060	NR	50,000	3,803,235
Nassau Co Tobacco	5.00%	6/1/2035	CCC+	3,170	3,212,118

128	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Tobacco (continued)
Nassau Co Tobacco	5.25%	6/1/2026	CCC+		$4,000	$4,100,487
Nthrn AK Tobacco	Zero Coupon	6/1/2066	NR		75,500	16,526,867
Nthrn AK Tobacco	4.00%	6/1/2050	BBB+		1,625	1,881,287
RI Tob Settlement	Zero Coupon	6/1/2052	CCC-		25,885	4,303,700
Rockland Tobacco†	Zero Coupon	8/15/2060	NR		41,035	2,241,098
Sacramento Co Tobacco	Zero Coupon	6/1/2060	NR		15,000	3,717,999
San Diego Co Tobacco	Zero Coupon	6/1/2054	NR		16,000	3,136,946
San Diego Co Tobacco	5.00%	6/1/2048	BBB-		2,495	3,034,833
Silicon Valley Tobacco	Zero Coupon	6/1/2056	NR		20,000	1,937,832
Sthrn CA Tobacco	Zero Coupon	6/1/2046	CCC-		15,000	3,173,646
Suffolk Tobacco Asset Sec Corp	Zero Coupon	6/1/2066	NR		25,810	4,933,086
Suffolk Tobacco Asset Sec Corp	6.00%	6/1/2048	NR		1,125	1,128,248
Suffolk Tobacco Asset Sec Corp	6.625%	6/1/2044	NR		1,220	1,232,338
Tobacco Settlement Auth IA	Zero Coupon	6/1/2065	NR		98,540	18,253,904
Tobacco Settlement Auth IA	4.00%	6/1/2049	BBB+		2,000	2,285,468
Tobacco Settlement Fin Corp DC	Zero Coupon	6/15/2046	NR		4,780	849,597
Tobacco Settlement Fin Corp DC	Zero Coupon	6/15/2055	NR		21,000	2,077,799
Tobacco Settlement Fin Corp DC	Zero Coupon	6/15/2055	NR		100,000	9,073,710
Tobacco Settlement Fin Corp NJ	5.00%	6/1/2046	BB+		17,125	20,078,929
Tobacco Settlement Fin Corp VA	Zero Coupon	6/1/2047	CCC-		9,500	2,079,113
Tobacco Settlement Fin Corp VA	Zero Coupon	6/1/2047	CCC-		110,695	27,167,962
Tobacco Settlement Fin Corp VA	5.00%	6/1/2047	B-		17,575	17,673,478
TSASC	5.00%	6/1/2045	CCC+		7,170	7,877,609
TSASC	5.00%	6/1/2048	NR		32,210	35,213,492
Total						418,849,705

Transportation 11.93%
Allegheny Co Airport Auth AMT	5.00%	1/1/2056	A2		15,905	19,486,940
CA Muni Fin–LINXS AMT	4.00%	12/31/2047	BBB-	(c)	11,200	12,366,733
Central TX Mobility Auth	4.00%	1/1/2051	A-		3,375	3,831,245
Central TX Mobility Auth	5.00%	1/1/2046	A-		1,500	1,873,979
Chicago O’Hare Arpt	4.00%	1/1/2044	A		10,000	11,358,770
Chicago O’Hare Arpt AMT	5.00%	1/1/2048	A		5,000	6,024,954
Chicago Trans Auth	4.00%	12/1/2050	A+		3,500	3,989,523
Chicago Trans Auth	4.00%	12/1/2055	A+		4,000	4,489,566
Chicago Trans Auth	5.00%	12/1/2055	A+		1,750	2,119,473
CT Airport Auth–Bradley Arpt AMT	4.00%	7/1/2049	BBB		5,310	5,929,373

See Notes to Financial Statements.	129

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Transportation (continued)
Denver City & Co Arpt AMT	5.50%	11/15/2025	A	$3,410	$3,773,079
Denver RTD–Eagle P3	3.00%	7/15/2037	Baa2	3,825	4,048,036
E470 Pub Hwy Auth (NPFGC)(FGIC)	Zero Coupon	9/1/2031	A	20,000	16,764,790
Foothill / Eastern Corridor Toll Rd	Zero Coupon	1/15/2033	A-	4,500	3,388,878
Foothill / Eastern Corridor Toll Rd	4.00%	1/15/2043	BBB+	4,099	4,675,951
Foothill / Eastern Corridor Toll Rd	4.00%	1/15/2046	A-	3,403	3,890,737
Foothill / Eastern Corridor Toll Rd	6.00%	1/15/2049	A-	5,000	5,652,136
Foothill / Eastern Corridor Toll Rd	6.00%	1/15/2053	A-	6,915	7,816,905
Hampton Rds Trans	4.00%	7/1/2060	AA	5,000	5,814,452
Houston Arpt–Continental Airlines AMT	4.75%	7/1/2024	Ba3	3,295	3,502,744
Houston Arpt–United Airlines AMT	5.00%	7/15/2028	B	3,500	4,157,351
Houston Arpt AMT	4.00%	7/1/2046	A1	4,500	5,160,909
Houston Arpt AMT	4.00%	7/1/2048	A1	2,500	2,861,804
Los Angeles Dept Arpts–LAX AMT(f)	4.00%	5/15/2046	Aa3	6,750	7,774,591
Los Angeles Dept Arpts–LAX AMT(f)	4.00%	5/15/2051	Aa3	9,000	10,309,174
MD Dept of Trans–BWI AMT	4.00%	8/1/2051	A1	3,500	4,016,250
MD EDC–Port Covington	4.00%	9/1/2040	NR	1,500	1,714,709
MD EDC–Port Covington	4.00%	9/1/2050	NR	9,000	10,140,917
MD EDC–Ports America Chesapeake AMT	5.00%	6/1/2044	Baa3	250	297,595
MD EDC–Ports America Chesapeake AMT	5.00%	6/1/2049	Baa3	750	887,189
Met Nashville Arpt AMT	4.00%	7/1/2054	A2	5,000	5,621,955
MI Strategic Fund–I-75 AMT (AGM)	4.50%	6/30/2048	AA	3,000	3,496,507
Miami Dade CO Aviation–MIA AMT	5.00%	10/1/2049	A-	5,000	6,097,275
MTA NY	4.00%	2/1/2022	NR	2,250	2,277,079
MTA NY	4.00%	11/15/2043	A3	15,000	16,870,980
MTA NY	4.00%	11/15/2045	A3	2,500	2,791,130
MTA NY	4.00%	11/15/2047	A3	7,000	7,802,551
MTA NY	4.00%	11/15/2049	A3	2,245	2,493,899
MTA NY	4.00%	11/15/2049	A3	8,500	9,474,552
MTA NY	4.00%	11/15/2052	A3	5,000	5,518,512
MTA NY	5.00%	5/15/2022	NR	5,260	5,411,345
MTA NY	5.00%	11/15/2048	A3	7,420	8,907,910
MTA NY	5.00%	11/15/2050	A3	13,155	15,768,029
MTA NY	5.25%	11/15/2044	A3	10,000	11,205,061
MTA NY	5.25%	11/15/2055	A3	14,210	17,282,527
NJ Trans Trust Fund	4.00%	6/15/2045	Baa1	3,350	3,848,323

130	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Transportation (continued)
NJ Trans Trust Fund	4.00%	6/15/2050	Baa1		$7,690	$8,796,914
NJ Trans Trust Fund	5.00%	6/15/2045	Baa1		5,000	6,230,358
NJ Trans Trust Fund	5.00%	6/15/2050	Baa1		2,750	3,405,192
North TX Twy Auth	4.25%	1/1/2049	A		5,525	6,291,478
NY Trans Dev Corp–Delta Airlines AMT	4.00%	1/1/2036	Baa3		9,305	10,451,412
NY Trans Dev Corp–Delta Airlines AMT	5.00%	1/1/2036	Baa3		1,195	1,429,648
NY Trans Dev Corp–Delta Airlines AMT	5.00%	10/1/2040	Baa3		17,600	21,794,758
NY Trans Dev Corp–Delta AMT	4.375%	10/1/2045	Baa3		23,325	27,070,897
NY Trans Dev Corp–Delta AMT	5.00%	1/1/2024	Baa3		6,300	6,904,937
NY Trans Dev Corp–JFK IAT	4.00%	12/1/2039	Baa1		1,500	1,720,715
NY Trans Dev Corp–JFK IAT	4.00%	12/1/2040	Baa1		3,455	3,954,389
NY Trans Dev Corp–JFK IAT	4.00%	12/1/2041	Baa1		1,000	1,132,514
NY Trans Dev Corp–JFK IAT	5.00%	12/1/2035	Baa1		1,000	1,257,816
NY Trans Dev Corp–JFK IAT	5.00%	12/1/2037	Baa1		1,000	1,254,796
NY Trans Dev Corp–LaGuardia Airport AMT	5.25%	1/1/2050	Baa3		14,470	16,135,724
NYS Thruway–Service Area AMT	4.00%	10/31/2046	BBB-	(c)	4,665	5,303,629
NYS Thruway–Service Area AMT	4.00%	4/30/2053	BBB-	(c)	13,050	14,718,261
PA Tpk Commn	3.00%	12/1/2042	A		2,500	2,633,525
PA Tpk Commn	4.00%	12/1/2043	A		1,500	1,755,878
PA Tpk Commn	4.00%	12/1/2044	A		3,775	4,408,497
PA Tpk Commn	4.00%	12/1/2045	A		2,000	2,325,799
PA Tpk Commn	4.00%	12/1/2049	A3		3,500	4,014,984
PA Tpk Commn	5.00%	12/1/2044	A3		4,500	5,566,190
Philadelphia Arpt AMT	5.00%	7/1/2051	A2		4,015	4,986,724
Philadelphia Arpt AMT (AGM)	4.00%	7/1/2046	AA		1,400	1,605,616
Port Auth NY & NJ	4.00%	7/15/2061	Aa3		4,975	5,748,246
Port Auth NY & NJ AMT	4.00%	11/1/2059	Aa3		7,250	8,260,755
Port Auth NY & NJ AMT	4.00%	7/15/2060	Aa3		10,000	11,333,509
Port Auth NY & NJ AMT	4.00%	7/15/2061	Aa3		3,025	3,449,480
Port of Portland–Portland Arpt AMT	4.00%	7/1/2050	A+		10,000	11,276,938
PR Hwy & Trans Auth(d)	5.00%	7/1/2020	NR		6,035	3,394,688
PR Hwy & Trans Auth(d)	5.00%	7/1/2022	NR		1,545	872,925
PR Hwy & Trans Auth(d)	5.00%	7/1/2028	NR		1,015	167,475
Reno–ReTRAC-Reno Trans†	Zero Coupon	7/1/2058	NR		52,000	9,005,225
Triborough Brdg & Tunl Auth	4.00%	11/15/2056	AA-		9,170	10,607,906
TX Surface Trans Corp–I-635	4.00%	6/30/2038	Baa2		1,050	1,227,208

See Notes to Financial Statements.	131

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Transportation (continued)
TX Surface Trans Corp–I-635	4.00%	12/31/2038	Baa2	$1,375	$1,605,795
TX Surface Trans Corp–I-635	4.00%	6/30/2039	Baa2	1,335	1,553,648
TX Surface Trans Corp–I-635	4.00%	6/30/2040	Baa2	1,160	1,345,835
TX Surface Trans Corp–NTE 3C AMT	5.00%	6/30/2058	Baa3	15,940	19,086,993
TX Trans Comm–Hwy 249	Zero Coupon	8/1/2036	Baa3	1,050	633,547
TX Trans Comm–Hwy 249	Zero Coupon	8/1/2040	Baa3	1,100	531,277
TX Trans Comm–Hwy 249	Zero Coupon	8/1/2048	Baa3	1,000	313,040
TX Trans Comm–Hwy 249	5.00%	8/1/2057	Baa3	2,375	2,740,400
VA Small Bus Fing–Elizabeth River	6.00%	1/1/2037	BBB-	1,230	1,279,253
Total					562,571,182

Utilities 7.40%
Burke Co Dev–Oglethorpe Power	4.125%	11/1/2045	BBB+	15,890	17,865,702
Burke Co Dev–Oglethorpe Power	4.125%	11/1/2045	BBB+	6,085	6,841,586
CA Poll Ctl–Poseidon Res†	5.00%	11/21/2045	Baa3	2,250	2,676,169
Campbell Co Solid Wste–Basin Elec	3.625%	7/15/2039	A	12,345	13,155,960
Central Plains–Goldman Sachs	5.00%	9/1/2042	BBB+	5,000	7,190,966
Charlotte Co IDA–Babcock Ranch†	5.00%	10/1/2034	NR	1,000	1,111,994
Charlotte Co IDA–Babcock Ranch†	5.00%	10/1/2049	NR	5,500	6,037,980
CO Public Auth–ML	6.50%	11/15/2038	A2	5,000	7,624,521
Compton Water	6.00%	8/1/2039	NR	3,710	3,722,442
FL DFC–Waste Pro AMT	3.00%	6/1/2032	NR	8,750	9,170,280
GA Muni Elec Auth–MEAG	4.00%	1/1/2049	BBB+	10,000	11,112,988
GA Muni Elec Auth–MEAG	5.00%	1/1/2048	BBB+	2,000	2,394,658
GA Muni Elec Auth–MEAG	5.00%	1/1/2059	BBB+	7,300	8,708,714
GA Muni Elec Auth–MEAG	5.00%	1/1/2063	A	2,400	2,871,520
Guam Waterworks	5.00%	1/1/2050	A-	2,250	2,717,925
HI Dept Budget–Hawaiian Electric	3.20%	7/1/2039	Baa1	15,765	17,073,255
HI Dept Budget–Hawaiian Electric AMT	4.00%	3/1/2037	Baa1	4,475	4,931,933
Jefferson Co Sewer	Zero Coupon	10/1/2039	BBB	5,000	5,143,090
Jefferson Co Sewer	Zero Coupon	10/1/2046	BBB	5,445	5,598,394
Jefferson Co Sewer	6.00%	10/1/2042	BBB	7,175	8,227,956
Jefferson Co Sewer	6.50%	10/1/2053	BBB	26,800	30,982,035
Jefferson Co Sewer (AGM)	Zero Coupon	10/1/2028	AA	4,035	3,065,548
Jefferson Co Sewer (AGM)	5.00%	10/1/2044	AA	5,070	5,586,861
Maricopa Co Poll Cntrl–El Paso Elec	3.60%	2/1/2040	Baa2	5,355	5,854,985
Maricopa Co Poll Cntrl–El Paso Elec	3.60%	4/1/2040	Baa2	3,115	3,405,841

132	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments		Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Utilities (continued)
PR Aqueduct & Swr Auth†		4.00%	7/1/2042	NR		$5,575	$6,343,946
PR Aqueduct & Swr Auth†(f)		4.00%	7/1/2042	NR		17,000	18,791,569
PR Aqueduct & Swr Auth†		4.00%	7/1/2047	NR		3,210	3,601,036
PR Aqueduct & Swr Auth†		5.00%	7/1/2025	NR		10,000	11,478,109
PR Aqueduct & Swr Auth†		5.00%	7/1/2025	NR		4,060	4,660,112
PR Aqueduct & Swr Auth†		5.00%	7/1/2030	NR		16,665	21,191,212
PR Aqueduct & Swr Auth†		5.00%	7/1/2033	NR		4,780	6,121,310
PR Aqueduct & Swr Auth†(f)		5.00%	7/1/2033	NR		5,000	6,114,600
PR Aqueduct & Swr Auth†		5.00%	7/1/2035	NR		15,000	18,688,470
PR Aqueduct & Swr Auth†		5.00%	7/1/2037	NR		3,225	4,066,807
PR Aqueduct & Swr Auth†		5.00%	7/1/2037	NR		3,500	4,413,589
PR Aqueduct & Swr Auth†(f)		5.00%	7/1/2037	NR		6,000	7,247,939
PR Aqueduct & Swr Auth†		5.00%	7/1/2047	NR		20,000	24,105,804
PR Elec Pwr Auth(d)		5.00%	7/1/2042	D	(c)	4,975	4,875,500
PR Elec Pwr Auth(d)		5.05%	7/1/2042	D	(c)	3,425	3,356,500
PR Elec Pwr Auth(d)		5.25%	7/1/2024	D	(c)	7,000	6,886,250
PR Elec Pwr Auth(d)		5.50%	7/1/2038	D	(c)	1,530	1,508,963
Prichard Wtr & Swr		4.00%	11/1/2044	BBB+		1,980	2,169,125
Total							348,694,144
Total Municipal Bonds (cost $4,427,148,290)							4,710,040,558

	Interest Rate#	Interest Rate Reset Date(g)	Final Maturity Date

SHORT-TERM INVESTMENTS 0.78%

Variable Rate Demand Notes 0.78%

General Obligation 0.10%
NYC GO	0.080%	10/1/2021	12/1/2047	AA		4,500	4,500,000

Tax Revenue 0.02%
NY TFA–Future Tax	0.090%	10/1/2021	2/1/2045	AAA		1,000	1,000,000

Transportation 0.02%
Triborough Brdg & Tunl Auth	0.100%	10/1/2021	1/1/2032	Aa1		1,000	1,000,000

See Notes to Financial Statements.	133

Schedule of Investments (continued)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate#	Interest Rate Reset Date(g)	Final Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Utilities 0.64%
NYC Muni Water	0.080%	10/1/2021	6/15/2045	AA+	$26,745	$26,745,000
NYC Muni Water	0.080%	10/1/2021	6/15/2050	AA+	3,500	3,500,000
Total						30,245,000
Total Short-Term Investments (cost $36,745,000)						36,745,000
Total Investments in Securities 100.71% (cost $4,463,893,290)						4,746,785,558
Other Assets and Liabilities – Net(h) (0.71)%						(33,632,055)
Net Assets 100.00%						$4,713,153,503

AGM	Insured by–Assured Guaranty Municipal Corporation.
AMBAC	Insured by–AMBAC Assurance Corporation.
AMT	Income from the security may be subject to Alternative Minimum Tax.
BAM	Insured by–Build America Mutual.
COP	Certificates of Participation.
FGIC	Insured by–Financial Guaranty Insurance Company.
GTD	Guaranteed.
NPFGC	Insured by–National Public Finance Guarantee Corporation.
NR	Not Rated.
SIFMA	Insured by–Securities Industry and Financial Markets Association.
TCRS	Transferable Custodial Receipts.
TRIPS	Tax Refund Intercept Programs.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At September 30, 2021, the total value of Rule 144A securities was $1,149,225,856 which represents 24.38% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at September 30, 2021.
(a)	Unaudited.
(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	This investment has been rated by Fitch IBCA.
(d)	Defaulted (non-income producing security).
(e)	Level 3 Investment as described in Note 2(i) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(f)	Securities purchased on a when-issued basis (See Note 2(g)).
(g)	The interest rate reset date shown represents the date on which the Fund has the right to sell a Variable Rate Demand Note (“VRDN”) back to the issuer for Principal Amount. The interest rate on the VRDN is generally reset daily based on the SIFMA Municipal Swap Index.
(h)	Other Assets and Liabilities - Net include net unrealized appreciation on futures contracts as follows:

Open Futures Contracts at September 30, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. Long Bond	December 2021	277	Short	$(44,963,812)	$(44,103,594)	$860,218

134	See Notes to Financial Statements.

Schedule of Investments (concluded)

HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds
Corporate-Backed	$–	$627,876,481	$10,465,200	$638,341,681
Education	–	268,372,511	41,082	268,413,593
Special Tax	–	245,030,914	36,145	245,067,059
Remaining Industries	–	3,558,218,225	–	3,558,218,225
Short-Term Investments
Variable Rate Demand Notes	–	36,745,000	–	36,745,000
Total	$–	$4,736,243,131	$10,542,427	$4,746,785,558

Other Financial Instruments
Futures Contracts
Assets	$860,218	$–	$–	$860,218
Liabilities	–	–	–	–
Total	$860,218	$–	$–	$860,218

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Municipal Bonds
Balance as of October 1, 2020	$60,200,221
Accrued Discounts (Premiums)	(640)
Realized Gain (Loss)	1,207
Change in Unrealized Appreciation (Depreciation)	2,477,296
Purchases	–
Sales	(141,208)
Transfers into Level 3	–
Transfers out of Level 3	(51,994,449)
Balance as of September 30, 2021	$10,542,427
Change in unrealized appreciation/depreciation for the year ended September 30, 2021, related to Level 3 investments held at September 30, 2021	$2,478,145

See Notes to Financial Statements.	135

Schedule of Investments

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

LONG-TERM INVESTMENTS 96.72%

MUNICIPAL BONDS 96.72%

Corporate-Backed 18.80%
AL IDA–Office Max	6.45%	#(b)	12/1/2023	B1	$1,425	$1,426,857
AL IDA–Office Max	6.45%	#(b)	12/1/2023	B1	675	675,880
Allegheny Co IDA–US Steel	4.875%		11/1/2024	B	2,000	2,188,071
Allegheny Co IDA–US Steel	5.125%		5/1/2030	B	7,455	9,037,820
Bucks Cnty IDA–Waste Mgmt AMT	2.75%	#(b)	12/1/2022	A-	1,000	1,028,307
CA Muni Fin–United Airlines AMT	4.00%		7/15/2029	B+	15,290	17,324,945
CA Muni Fin–Waste Mgmt AMT	0.70%	#(b)	12/1/2044	A-	2,500	2,516,100
CA Poll Ctl–Poseidon Res AMT†	5.00%		11/21/2045	Baa3	1,400	1,464,135
Calhoun Co IDA–Max Midstream AMT†	3.625%		7/1/2026	NR	2,500	2,577,093
Downtown Doral CDD†	3.875%		12/15/2023	NR	155	158,480
Downtown Doral CDD†	4.25%		12/15/2028	NR	250	270,443
FL DFC–Waste Pro AMT†	5.00%		5/1/2029	NR	3,065	3,279,401
FL DFC–Waste Pro AMT†	5.00%	#(b)	8/1/2029	NR	2,170	2,233,268
Fort Bend IDC–NRG Energy	4.75%		5/1/2038	Baa2	535	555,976
Greater Orlando Aviation–Jet Blue	5.00%		11/15/2026	NR	100	105,434
Gulf Coast TX–Waste Mgmt AMT	1.50%	#(b)	5/1/2028	A-	1,750	1,752,179
Hoover IDA–US Steel AMT	6.375%	#(b)	11/1/2050	B	2,000	2,535,541
IA Fin Auth–Alcoa	4.75%		8/1/2042	BB+	2,630	2,694,065
IA Fin Auth–Iowa Fertilizer Co	3.125%		12/1/2022	BB-	1,125	1,142,645
IA Fin Auth–Iowa Fertilizer Co	5.25%		12/1/2025	BB-	9,535	10,321,101
IN Fin Auth–OVEC	3.00%		11/1/2030	Ba1	2,450	2,581,981
IN Fin Auth–OVEC	3.00%		11/1/2030	Ba1	500	526,935
IN Fin Auth–US Steel	4.125%		12/1/2026	B	3,250	3,584,469
Int Falls MN–Office Max	5.50%		4/1/2023	B1	1,280	1,281,668
LA Env Facs–Entergy	2.00%		6/1/2030	A	1,250	1,263,056
LA Env Facs–Westlake Chem	3.50%		11/1/2032	BBB	8,255	9,109,117
LA St John Parish–Marathon Oil	2.125%	#(b)	6/1/2037	BBB-	550	568,202
LA St John Parish–Marathon Oil	2.20%	#(b)	6/1/2037	BBB-	5,980	6,249,149
LA St John Parish–Marathon Oil	2.375%	#(b)	6/1/2037	BBB-	425	447,545
Love Field Arpt–Southwest Airlines	5.00%		11/1/2022	Baa1	285	298,673
Love Field Arpt–Southwest Airlines	5.00%		11/1/2028	Baa1	400	419,075
Matagorda Co Nav Dist–AEP TX Central	2.60%		11/1/2029	A-	825	884,343
Matagorda Co Nav Dist–AEP TX Central (AMBAC)	4.40%		5/1/2030	A-	465	563,202

136	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Corporate-Backed (continued)
MI Strategic Fund–GPK AMT	4.00%	#(b)	10/1/2061	BB		$1,760	$1,956,506
Mission Econ Dev Corp–Natgasoline AMT†	4.625%		10/1/2031	BB-		5,775	6,073,409
MSR Energy Auth–Citi	6.125%		11/1/2029	BBB+		2,440	3,028,475
Nez Perce Co Poll Ctl–Potlatch	2.75%		10/1/2024	BBB-		2,835	2,997,235
NH Bus Fin Auth- United Illuminating	2.80%	#(b)	10/1/2033	A-		1,000	1,039,415
NH Fin Auth–Casella Waste†	2.95%	#(b)	4/1/2029	B		2,300	2,472,891
NH National Fin Auth–Covanta AMT†	4.00%		11/1/2027	B1		1,525	1,594,847
Niagara Area Dev Corp–Covanta†	3.50%		11/1/2024	B1		4,100	4,263,447
NJ EDA–Continental Airlines	5.125%		9/15/2023	Ba3		4,100	4,280,662
NJ EDA–Continental Airlines	5.25%		9/15/2029	Ba3		1,750	1,824,412
NJ EDA–Goethals Brdg AMT	5.25%		1/1/2025	A2		565	627,610
NTL Fin Auth–Waste Mgmt AMT	2.15%	#(b)	7/1/2027	A-		3,160	3,287,489
NY Env Facs–Casella Waste AMT	2.75%	#(b)	9/1/2050	B		1,500	1,573,763
NY Env Facs–Casella Waste AMT†	2.875%	#(b)	12/1/2044	B		1,500	1,607,743
NY Env Facs–Casella Waste AMT†	3.125%	#(b)	12/1/2044	B		3,000	3,222,718
NY Liberty Dev Corp–3 WTC†	5.15%		11/15/2034	NR		5,125	5,721,823
NY Liberty Dev Corp–4 WTC	1.45%		11/15/2029	A		2,500	2,464,143
NY Trans Dev Corp–American Airlines AMT	2.25%		8/1/2026	B	(c)	3,350	3,433,402
NY Trans Dev Corp–American Airlines AMT	3.00%		8/1/2031	B	(c)	6,500	6,970,767
NY Trans Dev Corp–American Airlines AMT	5.00%		8/1/2026	B-		1,000	1,002,043
NY Trans Dev Corp–American Airlines AMT	5.25%		8/1/2031	B-		4,895	5,818,369
NY Trans Dev Corp–American Airlines AMT	5.375%		8/1/2036	B-		2,190	2,758,915
NYC IDA–TRIPS	5.00%		7/1/2022	BBB+		1,050	1,082,403
NYC IDA–TRIPS	5.00%		7/1/2028	BBB+		1,000	1,028,913
OH Air Dev Auth–AEP AMT	2.60%	#(b)	6/1/2041	BBB+		2,500	2,627,390
OH Air Dev Auth–OVEC	1.50%	#(b)	2/1/2026	BBB-	(c)	1,200	1,199,654
OH Air Dev Auth–OVEC	2.875%		2/1/2026	Ba1		700	736,326
OH Air Dev Auth–OVEC	3.25%		9/1/2029	Ba1		2,750	2,955,034
OH Air Quality–Pratt Paper AMT†	3.75%		1/15/2028	NR		375	417,518
OH St Wtr Dev Auth–US Steel	6.60%		5/1/2029	B		200	200,686
PA EDA–Consol Energy AMT†	9.00%	#(b)	4/1/2051	CCC		2,375	2,908,716
Parish of St James–Nustar Logistics†	6.10%	#(b)	6/1/2038	BB-		2,860	3,727,004
Phenix City–Meadwestvaco AMT	4.125%		5/15/2035	BBB		2,500	2,569,942
Polk Co IDA–Mineral Development†	5.875%		1/1/2033	NR		2,375	2,980,327
Port Beaumont Nav Dis - Jefferson Rail AMT†	3.625%		1/1/2035	NR		1,730	1,787,033
Port Beaumont Nav Dis - Jefferson Rail AMT†	1.875%		1/1/2026	NR		725	723,375

See Notes to Financial Statements.	137

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Corporate-Backed (continued)
Port Beaumont Nav Dis - Jefferson Rail AMT†	2.00%		1/1/2027	NR	$550	$548,361
Port Beaumont Nav Dis - Jefferson Rail AMT†	2.125%		1/1/2028	NR	575	573,156
Port Beaumont Nav Dis - Jefferson Rail AMT†	2.25%		1/1/2029	NR	800	796,803
Port Beaumont Nav Dis - Jefferson Rail AMT†	2.50%		1/1/2030	NR	800	796,438
Port Beaumont Nav Dis - Jefferson Rail AMT†	2.625%		1/1/2031	NR	800	796,402
Port Seattle Dev Corp–Delta Airlines AMT	5.00%		4/1/2030	BB	3,500	3,711,328
Salem Co Poll Ctl–Chambers AMT	5.00%		12/1/2023	BBB	4,235	4,449,469
Sky Harbour Capital Aviation AMT	4.00%		7/1/2036	NR	5,585	5,724,693
St Charles Parish–Valero Energy	4.00%	#(b)	12/1/2040	BBB	550	562,810
St James Parish–Nustar Logistics†	5.85%	#(b)	8/1/2041	BB-	4,125	4,685,557
Tuscaloosa IDA–Hunt Refining†	4.50%		5/1/2032	NR	5,509	5,929,601
Valparaiso Facs–Pratt Paper AMT	5.875%		1/1/2024	NR	190	202,984
Valparaiso Facs–Pratt Paper AMT	7.00%		1/1/2044	NR	115	129,405
Warren Co–Intl Paper	2.90%	#(b)	9/1/2032	BBB	750	785,322
Whiting Env Facs–BP AMT	5.00%	#(b)	11/1/2045	A2	1,170	1,228,191
WI PFA–American Dream†	5.00%		12/1/2027	NR	1,275	1,346,058
WI PFA–American Dream†	6.50%		12/1/2037	NR	2,000	2,235,701
WI PFA–Celanese AMT	4.30%		11/1/2030	BBB	2,345	2,615,535
WI PFA–Celanese AMT	5.00%		1/1/2024	BBB	1,500	1,634,053
WI PFA–Celanese AMT	5.00%		12/1/2025	BBB	2,490	2,886,928
WI PFA–TRIPS	5.00%		7/1/2022	BBB+	95	97,759
WI PFA–TRIPS AMT	5.00%		7/1/2042	BBB+	1,075	1,102,475
WI PFA–TRIPS AMT	5.00%		7/1/2022	BBB+	90	91,163
Total						226,959,753

Education 3.42%
AZ Edu Fac–Odyssey Prep†	4.00%		7/1/2029	BB-	465	506,494
AZ IDA–Academy of Math & Science Proj†	5.00%		7/1/2029	BB	1,500	1,729,289
CA Muni Fin–Julian Chtr Sch†	5.00%		3/1/2025	B+	570	585,275
CA Muni Fin Auth-William Jessup U	5.00%		8/1/2024	NR	835	898,435
CA Muni Fin Auth-William Jessup U	5.00%		8/1/2027	NR	100	112,683
Cap Trust Agy–Renaissance Chtr Sch†	4.00%		6/15/2029	NR	1,000	1,065,603
Cap Trust Ed Facs–Advantage Charter Scho	4.00%		12/15/2024	Baa3	380	401,688

138	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Education (continued)
Cap Trust Ed Facs–Advantage Charter Scho	5.00%		12/15/2029	Baa3		$400	$460,744
Chester Co Hlth & Ed–Immaculata Univ	4.25%		11/1/2032	BB-	(c)	1,600	1,459,302
Chester Co Hlth & Ed–Immaculata Univ	5.00%		11/1/2022	BB-	(c)	630	634,959
Chicago Brd Ed	5.00%		12/1/2022	BB		1,500	1,578,282
Clifton Higher Ed–Intl Ldrshp Sch	4.625%		8/15/2025	NR		80	87,136
CT Ed Facs–Univ of Hartford	5.00%		7/1/2029	BBB-		925	1,143,402
FL HI Ed–Jacksonville Univ†	4.50%		6/1/2033	NR		4,035	4,735,830
Frederick Co Ed Fac–Mount St Mary’s Univ†	5.00%		9/1/2027	BB+		2,250	2,493,180
Gloucester Co Impt Auth–Rowan University	0.60%		3/1/2024	NR		600	600,294
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2023	Baa3		500	541,479
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2024	Baa3		500	560,862
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2025	Baa3		600	694,260
IL Fin Auth–IL Inst of Tech	5.00%		9/1/2026	Baa3		750	892,149
MA DFA–Emerson Clg	5.00%		1/1/2024	BBB+		500	549,794
Maricopa Co IDA–Ottawa Univ†	5.00%		10/1/2026	NR		300	319,118
Maricopa Co IDA–Ottawa Univ†	5.125%		10/1/2030	NR		425	478,827
Marietta Dev Auth–Life Univ†	5.00%		11/1/2027	Ba3		2,000	2,222,665
Multnomah Co Hsp–Mirabella	5.00%		10/1/2024	NR		130	136,948
NY Dorm–Pace Univ	4.00%		5/1/2022	BBB-		245	249,947
NY Dorm–Touro Clg	5.25%		1/1/2034	BBB-	(c)	100	109,694
NY Dorm–Yeshiva Univ	4.00%		11/1/2025	B2		175	175,211
NY Dorm–Yeshiva Univ	4.00%		11/1/2026	B2		165	165,183
NY Dorm–Yeshiva Univ	5.00%		11/1/2021	B2		685	686,580
NY Dorm–Yeshiva Univ	5.00%		9/1/2028	BBB-		595	595,990
NYC IDA–Yankee Stadium (AGM)	5.00%		3/1/2028	AA		850	1,044,373
NYC IDA–Yankee Stadium (FGIC)	6.255% (CPI Based	)#	3/1/2027	Baa1		2,500	2,616,629
OH HI Ed–Dayton Univ (AMBAC)	2.471% (CPI Based	)#	12/1/2022	A+		2,365	2,414,345
PA Higher Ed–Assistance Agny	5.00%		6/1/2027	A1		1,600	1,915,676
PA Higher Ed -Assistance Agny	5.00%		6/1/2029	A1		1,070	1,326,103
Pima IDA–American Leadership Acad†	4.00%		6/15/2022	NR		480	486,134
VT Edu Loan Rev AMT	3.75%		6/15/2028	A		1,520	1,609,444
VT Edu Loan Rev AMT	4.00%		6/15/2029	A		1,770	1,882,950
VT Edu Loan Rev AMT	4.00%		6/15/2030	A		1,015	1,073,184
Total							41,240,141

See Notes to Financial Statements.	139

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Energy 0.60%
PEFA Gas–Goldman Sachs	5.00%	#(b)	9/1/2049	A3		$6,065	$7,185,896

Financial Services 0.19%
MA Ed Fin Auth AMT	5.00%		7/1/2025	AA		2,000	2,313,579

General Obligation 12.81%
Academical Village CCD	3.25%		5/1/2031	NR		765	799,356
Academical Village CDD	2.875%		5/1/2025	NR		1,200	1,224,836
Arlington Heights GO	4.00%		12/1/2028	Aa1		1,000	1,201,182
Arlington ISD–Brooks Academies	4.00%		6/15/2031	NR		3,360	3,470,312
Atlantic City GO (BAM)	5.00%		3/1/2022	AA		245	249,497
Chicago Brd Ed	Zero Coupon		12/1/2025	BB		1,000	949,348
Chicago Brd Ed	4.00%		12/1/2022	BB		1,290	1,342,440
Chicago Brd Ed	4.00%		12/1/2022	BB		1,175	1,222,766
Chicago Brd Ed	4.00%		12/1/2027	BB		2,250	2,612,274
Chicago Brd Ed	5.00%		12/1/2027	BB		1,250	1,525,072
Chicago Brd Ed	5.00%		12/1/2029	BB		1,025	1,293,971
Chicago Brd Ed	5.00%		12/1/2030	BB		1,195	1,498,308
Chicago Brd Ed	5.00%		12/1/2030	BB		3,780	4,562,813
Chicago Brd Ed	5.00%		12/1/2031	BB		3,975	5,044,638
Chicago Brd Ed	5.00%		12/1/2033	BB		1,500	1,887,850
Chicago Brd Ed	5.00%		12/1/2034	BB		6,325	7,712,381
Chicago Brd Ed†	6.75%		12/1/2030	BB		2,000	2,641,098
Chicago Brd Ed	7.00%		12/1/2026	BB		100	124,887
Chicago Brd Ed (AGM)	5.00%		12/1/2027	AA		1,000	1,219,466
Chicago Brd Ed (AGM)	5.00%		12/1/2029	AA		1,250	1,562,823
Chicago GO	4.00%		1/1/2022	BBB+		205	206,855
Chicago GO	5.00%		1/1/2024	BBB+		2,930	3,211,525
Chicago GO	5.00%		1/1/2024	BBB+		1,415	1,430,074
Chicago GO	5.00%		1/1/2026	BBB+		6,300	7,342,021
Chicago GO	5.00%		1/1/2027	BBB+		1,170	1,398,970
Chicago GO	5.25%		1/1/2022	BBB+		1,330	1,345,604
Chicago GO	5.25%		1/1/2028	BBB+		1,000	1,130,381
Chicago GO	5.50%		1/1/2030	BBB+		1,685	1,909,620
Chicago GO (NPFGC)(FGIC)	Zero Coupon		1/1/2031	BBB+		2,335	1,937,790
Cook Co GO	5.00%		11/15/2022	A+		335	352,986
Coralville GO	4.50%		6/1/2032	BB+		1,215	1,269,352
Coralville GO	5.00%		5/1/2030	A-	(c)	1,130	1,258,378
Daviess Co Sch Dist	5.00%		12/1/2028	A1		1,310	1,650,204

140	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

General Obligation (continued)
IL State GO	3.50%		6/1/2031	BBB		$1,195	$1,292,648
IL State GO	5.00%		10/1/2024	BBB		3,000	3,388,883
IL State GO	5.00%		11/1/2025	BBB		2,000	2,336,107
IL State GO	5.00%		11/1/2026	BBB		5,000	5,978,874
IL State GO	5.00%		12/1/2026	BBB		3,000	3,593,188
IL State GO	5.00%		3/1/2028	BBB		1,500	1,839,384
IL State GO	5.00%		11/1/2028	BBB		2,635	3,187,307
IL State GO	5.00%		3/1/2029	BBB		1,670	1,700,771
IL State GO	5.00%		11/1/2029	BBB		3,345	4,011,464
IL State GO	5.375%		5/1/2023	BBB		1,700	1,832,369
IL State GO	5.50%		5/1/2030	BBB		13,680	17,844,683
New Haven GO	5.00%		8/1/2025	BBB+		580	672,636
NJ State GO	2.00%		6/1/2026	A3		6,040	6,355,493
NJ State GO	5.00%		6/1/2026	A3		5,000	5,975,081
NYC GO	5.00%		8/1/2034	AA		2,000	2,576,602
Philadelphia Sch Dist	5.00%		9/1/2025	A2		200	233,788
PR Comwlth GO(d)	4.00%		7/1/2021	NR		920	821,100
PR Comwlth GO(d)	5.25%		7/1/2024	NR		4,915	4,779,838
PR Comwlth GO(d)	5.50%		7/1/2017	NR		110	106,838
PR Comwlth GO(d)	5.50%		7/1/2019	NR		265	257,381
PR Comwlth GO(d)	5.75%		7/1/2028	NR		5,000	4,618,750
PR Comwlth GO(d)	8.00%		7/1/2035	NR		9,400	8,131,000
PR Comwlth GO TCRS (AMBAC)	4.50%		7/1/2023	NR		300	300,453
PR Elec Pwr Auth (NPFGC)(FGIC)	5.25%		7/1/2023	Baa2		2,325	2,418,206
PR Pub Bldg Auth (NPFGC)(FGIC) GTD	6.00%		7/1/2023	Baa2		1,500	1,588,256
VT EDA–Casella Waste AMT†	4.625%	#(b)	4/1/2036	B		1,900	2,237,930
Total							154,668,108

Health Care 9.36%
AR DFA–CARTI Proj	3.00%		7/1/2032	NR		970	975,528
Atlanta Dev Auth–Georgia Proton	6.00%		1/1/2023	NR		2,000	1,567,318
Atlantic Beach Hlth Facs–Fleet Landing	3.00%		11/15/2023	BBB	(c)	1,000	1,001,558
Berks Co IDA–Tower Hlth	5.00%		11/1/2023	BB-		2,945	3,140,374
Berks Co IDA–Tower Hlth	5.00%		2/1/2032	BB-		850	1,015,956
Berks Co IDA–Tower Hlth	5.00%	#(b)	2/1/2040	BB-		8,710	10,043,558
Blaine Sr Hsg & Hlthcare–Crest View	5.125%		7/1/2025	NR		80	79,444
Bucks Co IDA–Grand View Hosp	5.00%		7/1/2025	BB+		1,075	1,219,655

See Notes to Financial Statements.	141

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Health Care (continued)
CA Stwde–Daughters of Charity	5.50%	7/1/2022	NR		$35	$33,327
CA Stwde–Daughters of Charity	5.75%	7/1/2024	NR		217	207,894
CA Stwde–Loma Linda Univ Med†	5.00%	12/1/2031	BB-		1,000	1,136,549
CA Stwde–Loma Linda Univ Med Ctr†	5.00%	12/1/2025	BB-		1,200	1,378,934
CA Stwde–Loma Linda Univ Med Ctr†	5.00%	12/1/2026	BB-		1,070	1,264,897
CA Stwde–Loma Linda Univ Med Ctr†	5.00%	12/1/2028	BB-		885	1,064,853
CA Stwde–Loma Linda Univ Med Ctr†	5.00%	12/1/2029	BB-		1,000	1,146,985
CA Stwde–Loma Linda Univ Med Ctr	5.25%	12/1/2029	BB-		2,500	2,836,689
City of Oroville–Oroville Hsp	5.00%	4/1/2026	B+		1,255	1,398,221
City of Oroville–Oroville Hsp	5.00%	4/1/2029	B+		900	1,039,549
CT Hlth & Ed–Griffin Hosp†	5.00%	7/1/2032	BB+		740	904,055
Cuyahoga Co Hsp–Metrohealth	5.00%	2/15/2023	BBB-		1,500	1,586,231
Cuyahoga Co Hsp–Metrohealth	5.00%	2/15/2028	BBB-		500	596,468
Cuyahoga Co Hsp–Metrohealth	5.00%	2/15/2030	BBB-		1,900	2,252,625
Dev Auth of Floyd Cnty–Spires at Berry	5.50%	12/1/2028	NR		1,000	1,004,516
Duluth EDA–Benedictine Health	3.00%	7/1/2023	NR		415	428,561
Duluth EDA–Benedictine Health	3.00%	7/1/2025	NR		400	421,000
Duluth EDA–Benedictine Health	3.00%	7/1/2026	NR		360	380,237
Duluth EDA–Benedictine Health	4.00%	7/1/2031	NR		1,625	1,779,397
Franklin Co IDA–Menno-Haven	5.00%	12/1/2026	NR		500	567,641
Fruita CO Hlth–Canyons Hosp & Med Centr†	5.375%	1/1/2033	NR		2,000	2,213,582
Fulton Co–Canterbury Court†	3.00%	4/1/2024	NR		1,550	1,583,029
Fulton Co Med Ctr	4.00%	7/1/2028	NR		3,755	3,983,898
Glendale IDA–Beatitudes	4.00%	11/15/2027	NR		385	410,075
Glendale IDA–Beatitudes	5.00%	11/15/2023	NR		1,715	1,815,076
Guadalupe Co–Seguin City Hospital	4.00%	12/1/2026	BB		360	384,958
Guadalupe Co–Seguin City Hospital	5.00%	12/1/2022	BB		250	260,404
Guadalupe Co–Seguin City Hospital	5.00%	12/1/2023	BB		1,280	1,375,966
ID HFA–Madison Mem Hosp	5.00%	9/1/2023	BB+		1,795	1,926,843
ID HFA–Madison Mem Hosp	5.00%	9/1/2029	BB+		710	821,806
IL Fin Auth–Plymouth Place	5.00%	5/15/2025	BB+	(c)	100	109,700
IL Fin Auth–Three Crowns Park	3.25%	2/15/2022	NR		130	130,868
Jefferson Co–Samaritan Med Ctr	5.00%	11/1/2025	BB		1,305	1,487,530
King Co Pub Hsp–Snoqualmie Vly Hsp	5.00%	12/1/2025	NR		100	105,888
Kirkwood IDA–Aberdeen Hts	5.00%	5/15/2022	BB	(c)	800	817,880
Kirkwood IDA–Aberdeen Hts	5.25%	5/15/2028	BB	(c)	1,135	1,331,251
KY EDFA–CommonSpirit	5.00%	8/1/2030	BBB+		1,960	2,487,039

142	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Health Care (continued)
Lenexa KS Hlth Facs–Lakeview Village	5.00%		5/15/2024	BB+	(c)	$1,895	$2,069,980
MA DFA–Ascentria Care†	5.00%		7/1/2031	NR		4,880	5,581,546
MA Hlth & Edu Facs–Trinity Hlth	0.904% (3 Mo. LIBOR * .67 + .82%	)#	11/15/2032	AA-		1,640	1,651,864
Montgomery Co IDA–Einstein Hlthcare	5.00%		1/15/2022	Ba1		250	253,179
Montgomery Co IDA–Trinity Health	0.914% (3 Mo. LIBOR * .67 + .83%	)#	11/15/2034	AA-		950	953,305
Muskingum Co Hsp–Genesis Hlthcare	4.00%		2/15/2023	BB+		1,500	1,557,365
Nat Fin Auth–Ascentria Care†	5.00%		7/1/2031	NR		1,880	2,132,893
New Hope Cultural–Wesleyan Homes	3.00%		1/1/2024	NR		230	230,093
New Hope Cultural–Wesleyan Homes	4.00%		1/1/2029	NR		470	482,776
NJ Hlth–St Peters Univ Hsp	5.75%		7/1/2037	BB+		810	812,402
Norfolk Redev & Hsg Auth–Harbor’s Edge	4.00%		1/1/2025	NR		1,650	1,650,783
NY Dorm–Mem Sloan Kettering	5.00%		7/1/2027	AA-		2,215	2,743,549
NY Dorm–Montefiore	5.00%		9/1/2028	BBB-		470	584,057
NY Dorm–Orange Reg Med Ctr†	5.00%		12/1/2022	BBB-		500	526,401
NY Dorm–Orange Reg Med Ctr†	5.00%		12/1/2022	BBB-		200	210,560
Oconee CO IDA–Westminster Pres Vlg Proj	5.50%		12/1/2028	NR		2,000	1,999,739
OK DFA–OU Med	5.00%		8/15/2029	Baa3		475	584,714
OU MedOK DFA OK DFA–OU Med	5.00%		8/15/2024	Baa3		1,400	1,563,225
Palomar Health†	5.00%		11/1/2027	BBB		3,000	3,538,256
Palomar Health	5.00%		11/1/2031	BBB		750	878,709
Palomar Hlth	5.00%		11/1/2028	BBB		1,000	1,186,369
Palomar Hlth	5.00%		11/1/2036	BBB		1,500	1,746,162
Philadelphia Hsps–Temple Univ Hlth	5.00%		7/1/2023	BBB-		1,000	1,067,406
Philadelphia Hsps–Temple Univ Hlth	5.00%		7/1/2029	BBB-		4,255	5,025,516
Roanoke Co EDA–Richfield Living II	4.30%		9/1/2030	NR		770	731,069
San Buenaventura–Cmnty Mem Hlth	8.00%		12/1/2026	BB		875	885,695
San Buenaventura–Cmnty Mem Hlth	8.00%		12/1/2031	BB		670	678,189
SC Jobs EDA–Hampton Regl Med	5.00%		11/1/2021	NR		670	672,049
SC Jobs EDA–Hampton Regl Med	5.00%		11/1/2022	NR		700	730,082
SC Jobs EDA–Hampton Regl Med	5.00%		11/1/2023	NR		740	797,918
SC Kiawah Life Plan Village†	8.75%		7/1/2025	NR		2,500	2,528,220
SE Port Auth–Memorial Hlth	5.00%		12/1/2022	BB-	(c)	170	174,112
SE Port Auth–Memorial Hlth	5.00%		12/1/2023	BB-	(c)	100	107,542
SE Port Auth–Memorial Hlth	5.50%		12/1/2029	BB-	(c)	1,000	1,095,508
Tulsa Co Industrial Auth–Montereau	5.00%		11/15/2023	BBB-	(c)	230	249,649
Wesley Enhanced Living & Sub Organizations	5.00%		7/1/2031	BB	(c)	200	226,352

See Notes to Financial Statements.	143

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Health Care (continued)
WI Hlth & Ed–American Baptist	3.50%	8/1/2022	NR	$275	$276,312
WI Hlth & Ed–American Baptist	4.375%	8/1/2027	NR	225	239,136
WI Hlth Fac Auth–St. Camillus	5.00%	11/1/2026	NR	355	403,759
WI Hlth Fac Auth–St. Camillus	5.00%	11/1/2027	NR	375	433,243
WI PFA–Bancroft Neuro†	5.00%	6/1/2026	NR	470	523,759
WI PFA–Carson Valley Med Center	3.00%	12/1/2026	BB+	250	267,493
WI PFA–Carson Valley Med Center	4.00%	12/1/2031	BB+	1,050	1,245,242
Total					113,013,991

Housing 1.59%
CA HFA–MFH	4.00%	3/20/2033	NR	827	975,291
Ca Stwde–Lancer Student Hsg†	3.00%	6/1/2029	NR	750	793,664
Chicago GO	5.00%	1/1/2023	BBB+	2,000	2,109,821
Farmville IDA–Longwood Univ Hsg	5.00%	1/1/2031	BBB-	2,390	2,917,910
MN HFA	3.00%	1/1/2051	AA+	1,235	1,338,929
Montgomery Co Hsg	4.00%	7/1/2048	Aa2	560	604,483
NC State Hsg Fin Agy	4.00%	7/1/2047	AA+	490	528,178
NJ Hsg and Mtg Fin Auth	4.50%	10/1/2048	AA	955	1,072,405
NYC HDC	0.95%	5/1/2027	AA+	1,610	1,592,416
NYC HDC	1.00%	11/1/2027	AA+	1,000	987,046
NYC HDC	1.45%	11/1/2029	AA+	1,080	1,074,679
NYC HDC	2.85%	11/1/2031	AA+	1,285	1,351,358
NYS HFA L-1	1.45%	5/1/2029	Aa2	1,560	1,554,500
NYS HFA L-2	1.25%	11/1/2028	Aa2	775	767,544
PA Hsg Fin Auth AMT	4.00%	4/1/2039	AA+	455	481,212
Phoenix IDA–ASU Std Hsg	5.00%	7/1/2026	Baa3	890	1,047,666
Total					19,197,102

Lease Obligations 4.77%
Aviation Station North Met Dist	4.00%	12/1/2029	NR	500	530,238
CA State GO	5.00%	12/1/2027	Aa2	3,125	3,920,234
Coralville COPs	4.00%	6/1/2031	BB	4,485	4,615,611
IL Sports Facs	5.00%	6/15/2030	BB+	1,500	1,864,315
IL Sports Facs	5.00%	6/15/2031	BB+	575	725,775
IL Sports Facs	5.00%	6/15/2032	BB+	480	603,457
IL Sports Facs (BAM)	5.00%	6/15/2028	AA	1,100	1,360,358
IL Sports Facs (BAM)	5.00%	6/15/2029	AA	1,000	1,260,690
KY Ppty & Bldgs Commn–Proj #112	5.00%	11/1/2024	A1	1,000	1,137,717

144	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Lease Obligations (continued)
Met Pier & Expo Auth–Mccormick Place (NPFGC)(FGIC)	Zero Coupon		6/15/2028	BBB+	$1,345	$1,208,182
Met Pier & Expo Auth–Mccormick Place (NPFGC)(FGIC)	5.50%		6/15/2029	BBB+	1,945	2,298,335
NJ EDA–Sch Facs	1.30% (MUNIPSA * 1 + 1.25%	)#	9/1/2025	Baa1	2,280	2,313,060
NJ EDA–Sch Facs	1.60% (MUNIPSA * 1 + 1.55%	)#	9/1/2027	Baa1	530	537,027
NJ EDA–Sch Facs	5.00%		3/1/2023	Baa1	2,005	2,137,434
NJ EDA–Sch Facs	5.00%		6/15/2023	Baa1	3,455	3,729,074
NJ EDA–Sch Facs	5.00%		6/15/2025	Baa1	1,780	2,064,304
NJ EDA–Sch Facs	5.00%		3/1/2030	Baa1	3,000	3,187,349
NJ Trans Trust Fund	4.00%		12/15/2031	Baa1	4,000	4,694,654
NJ Trans Trust Fund	5.00%		12/15/2023	Baa1	1,000	1,101,042
NJ Trans Trust Fund	5.00%		12/15/2026	Baa1	3,510	4,247,709
NJ Trans Trust Fund (NPFGC)(FGIC)	Zero Coupon		12/15/2031	Baa1	1,110	907,716
NYC Eductnl Const	5.00%		4/1/2027	AA-	3,865	4,737,552
PA COPS	5.00%		7/1/2024	A	300	335,504
PR Pub Bldg Auth(d)	5.50%		7/1/2023	NR	55	57,888
PR Pub Bldg Auth(d)	5.50%		7/1/2027	NR	245	264,294
San Diego Cap Grant–Mid-Coast Corridor	1.80%		11/15/2027	A-	3,525	3,681,949
Santa Barbara COPs AMT	5.00%		12/1/2027	AA	2,095	2,577,092
Santa Barbara COPs AMT	5.00%		12/1/2028	AA	1,125	1,411,895
Total						57,510,455

Other Revenue 7.01%
Arlington Hi Ed Fin Corp–Newman Intl Acad	4.00%		8/15/2031	NR	360	384,014
Arlington Hi Ed Fin Corp–Newman Intl Acad	4.375%		8/15/2026	NR	1,655	1,753,413
AZ IDA–Academy of Math & Science†	4.00%		7/1/2029	BB	400	438,086
AZ IDA–Basis Schools†	5.00%		7/1/2026	BB	500	552,622
Brooklyn Arena LDC–Barclays Ctr	5.00%		7/15/2027	Ba1	2,100	2,538,195
Build NYC Res Corp–Hellenic Charter†	4.00%		12/1/2031	NR	700	772,688
Build NYC Res Corp–Shefa School†	2.50%		6/15/2031	NR	700	692,834
CA Sch Fin Auth–Green Dot Charter†	5.00%		8/1/2025	BBB-	150	171,999
CA Sch Fin Auth–Green Dot Charter†	5.00%		8/1/2026	BBB-	150	176,433
CA Sch Fin Auth–Green Dot Charter†	5.00%		8/1/2027	BBB-	160	192,326
Cap Trust Agy–Edu Growth Chtr Sch†	3.375%		7/1/2031	NR	7,040	7,649,011
Cap Trust Agy–Franklin Academy†	4.00%		12/15/2023	NR	370	387,370

See Notes to Financial Statements.	145

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Other Revenue (continued)
Cap Trust Agy–Franklin Academy†	4.00%		12/15/2024	NR	$385	$409,463
Cap Trust Agy–Franklin Academy†	4.00%		12/15/2025	NR	300	322,904
Cap Trust Agy–Franklin Academy†	5.00%		12/15/2026	NR	300	337,329
Cap Trust Agy–Franklin Academy†	5.00%		12/15/2027	NR	660	737,676
Cap Trust Agy–Franklin Academy†	5.00%		12/15/2028	NR	690	766,918
Cap Trust Agy–Franklin Academy†	5.00%		12/15/2029	NR	730	807,215
Cap Trust Agy–Franklin Academy†	5.00%		12/15/2035	NR	2,165	2,358,422
Chester Co IDA–Collegium Charter Sch	3.70%		10/15/2022	BB	345	348,853
Cleveland Co Port Auth–Playhouse Sq	5.00%		12/1/2028	BB+	1,550	1,739,503
Clifton Higher Ed–Intl Ldrshp Sch	5.25%		8/15/2026	NR	1,600	1,859,727
Clifton Higher Ed–Intl Ldrshp Sch	5.25%		8/15/2028	NR	3,040	3,500,969
FL DFC–FL Charter Foundation†	4.00%		7/15/2026	NR	560	584,280
FL DFC–Renaissance Chtr Sch†	5.00%		6/15/2025	NR	245	261,611
FL DFC–Renaissance Chtr Sch 2020†	4.00%		9/15/2030	NR	470	509,001
Florence Twn IDA–Legacy Trad Sch	5.00%		7/1/2023	BB+	90	94,005
GA World Congress–Convention Ctr Hotel†	3.625%		1/1/2031	NR	2,250	2,491,370
Houston Hi Ed–Cosmos Fndtn	4.00%		2/15/2022	BBB	135	136,804
IL Fin Auth–Acero Charter†	4.00%		10/1/2028	BB+	580	654,933
IL Fin Auth–Acero Charter†	4.00%		10/1/2030	BB+	625	713,040
IL Fin Auth–Acero Charter†	4.00%		10/1/2031	BB+	985	1,128,038
IL Fin Auth–Acero Charter†	4.00%		10/1/2032	BB+	680	772,265
Jefferson Parish Econ Dev Dist–Kenner†	4.80%		6/15/2029	NR	2,000	2,206,464
KY Public Energy Auth–Peak Energy	4.00%	#(b)	2/1/2050	A1	8,300	9,713,455
Lowndes Co Poll Ctl–Weyerhaeuser	6.80%		4/1/2022	BBB	3,320	3,419,119
Main St Nat Gas–Macquarie	5.00%		5/15/2026	A3	1,000	1,188,981
Main St Nat Gas–Ml	5.00%		3/15/2022	A2	1,050	1,071,773
Maricopa Co IDA–Legacy Schools†	4.00%		7/1/2029	BB+	500	557,669
MD EDC–Chesapeake Bay Hyatt(d)	5.00%		12/1/2031	NR	1,500	900,000
New Brunswick Parking (BAM) GTD	5.00%		9/1/2028	AA	1,280	1,531,509
Phoenix IDA–GreatHearts Academy	2.95%		7/1/2026	BBB-	1,615	1,693,317
Pima Co IDA–Edkey Chtr Sch†	3.50%		7/1/2025	NR	1,000	1,032,998
Salt Verde Fin Corp–Citi	5.25%		12/1/2023	A3	235	258,034
UT Charter Sch–Freedom Academy†	3.25%		6/15/2031	NR	540	557,710
UT Charter Sch–Freedom Academy†	4.50%		6/15/2027	NR	2,800	3,003,622
WA State Convention Ctr Pub Facs	3.00%		7/1/2031	Baa3	2,395	2,639,774
WA State Convention Ctr Pub Facs	4.00%		7/1/2030	Baa3	925	1,094,978
WA State Convention Ctr Pub Facs	5.00%		7/1/2032	Baa3	1,540	1,961,772

146	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Other Revenue (continued)
WA State Convention Ctr Pub Facs	5.00%		7/1/2033	Baa3	$1,710	$2,172,276
WA State Convention Ctr Pub Facs	5.00%		7/1/2034	Baa3	550	696,157
WA State Convention Ctr Pub Facs	5.00%		7/1/2035	Baa3	2,665	3,362,768
Washington St Convention Ctr Pub Facs	4.00%		7/1/2031	NR	7,960	9,325,280
Total						84,630,973

Special Tax 4.26%
Allentown Neighborhood Impt†	5.00%		5/1/2032	Ba3	2,000	2,328,777
Allentown Neighborhood Impt†	5.00%		5/1/2033	Ba3	1,750	2,074,292
Allentown Neighborhood Impt–City Center†	5.00%		5/1/2022	Ba3	555	567,643
Allentown Neighborhood Impt–City Center†	5.00%		5/1/2023	Ba3	130	137,927
Allentown Neighborhood Impt–City Center†	5.00%		5/1/2028	NR	1,630	1,940,857
Allentown Neighborhood Impt–Wtrfrnt Proj†	6.00%		5/1/2042	NR	980	1,219,730
Berkeley Co–Nexton Imp Dist	4.00%		11/1/2030	NR	425	481,276
Brighton Crossing Met Dist #6	5.00%		12/1/2035	NR	525	585,378
Celebration Pointe CDD†	4.00%		5/1/2022	NR	90	91,028
CO Rocky Mtn Rail Park Met Dist†	5.00%		12/1/2031	NR	1,500	1,647,306
MD Special Tax–Brunswick Crossing	3.00%		7/1/2024	NR	685	707,186
MD Special Tax–Brunswick Crossing	4.00%		7/1/2029	NR	1,225	1,405,392
MIDA Mount Village PID†	4.00%		8/1/2025	NR	1,000	1,071,764
MIDA Mount Village PID†	4.00%		8/1/2027	NR	1,385	1,510,698
MIDA Mount Village PID†	4.00%		8/1/2029	NR	1,000	1,097,035
MIDA Mount Village PID†	4.00%		8/1/2031	NR	1,000	1,097,649
North Las Vegas Special Improv Dist–Vall	3.50%		6/1/2023	NR	105	108,402
North Las Vegas Special Improv Dist–Vall	3.50%		6/1/2024	NR	120	125,996
North Las Vegas Special Improv Dist–Vall	3.75%		6/1/2025	NR	150	160,977
Nthrn Palm Bch Co Impt Dist	3.25%		8/1/2022	NR	200	203,206
Nthrn Palm Bch Co Impt Dist	5.00%		8/1/2037	NR	750	854,516
NYC IDA–Yankee Stadium (AGM)	5.00%		3/1/2030	AA	1,350	1,721,873
NYC IDA–Yankee Stadium (FGIC)	6.235% (CPI Based	)#	3/1/2025	Baa1	1,585	1,652,040
NYC IDA–Yankee Stadium (FGIC)	6.246% (CPI Based	)#	3/1/2026	Baa1	1,350	1,412,363
Peninsula Town Center†	4.00%		9/1/2023	NR	140	142,679
Peninsula Town Center†	4.50%		9/1/2028	NR	680	729,501
Rampart Range Met Dist(e)	4.00%		12/1/2036	NR	1,600	1,646,211
River Islands PFA–CFD 2003	5.375%		9/1/2031	NR	1,000	1,054,462
Scranton RDA GTD	5.00%		11/15/2021	BB+	465	465,702

See Notes to Financial Statements.	147

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Special Tax (continued)
Scranton RDA GTD	5.00%	11/15/2028	BB+	$255	$261,131
SF Spl Tax–Mission Rock Dist†	4.00%	9/1/2026	NR	100	110,792
SF Spl Tax–Mission Rock Dist†	4.00%	9/1/2031	NR	625	726,533
Southlands Met Dist #1	3.00%	12/1/2022	Ba1	61	61,713
St Louis IDA–Ballpark Vlg	3.875%	11/15/2029	NR	1,170	1,164,080
St. Charles–Noah’s Ark CID	3.00%	5/1/2023	NR	300	304,953
St. Charles–Noah’s Ark CID	3.00%	5/1/2025	NR	450	461,995
St. Charles–Noah’s Ark CID	3.00%	5/1/2026	NR	275	282,828
Steel Point Infr Dist–Steel Point Harbor†(e)	4.00%	4/1/2031	NR	300	319,508
Tahoe Douglas Visitors Auth	4.00%	7/1/2027	NR	650	723,290
Tahoe Douglas Visitors Auth	5.00%	7/1/2030	NR	2,755	3,315,271
Village CDD #12†	3.25%	5/1/2023	NR	325	332,344
Village CDD #12	3.25%	5/1/2026	NR	2,405	2,523,890
Village CDD #13†	2.625%	5/1/2030	NR	1,500	1,563,600
Village CDD #13	3.55%	5/1/2039	NR	4,330	4,637,908
Village Met Dist–Avon	4.15%	12/1/2030	NR	3,785	4,181,954
West Villages Unit #7	4.00%	5/1/2024	NR	545	561,757
West Villages Unit #7	4.25%	5/1/2029	NR	940	1,022,253
Westerly Met Dist–Weld Co	4.125%	12/1/2031	NR	600	645,270
Total					51,442,936

Tax Revenue 3.12%
American Samoa GO†	6.50%	9/1/2028	Ba3	1,000	1,226,731
Casino Reinv Dev Auth	5.00%	11/1/2022	Baa2	350	364,041
City of Sacramento–TOT Revs	5.00%	6/1/2023	A2	525	561,898
City of Sacramento–TOT Revs	5.00%	6/1/2024	A2	425	471,841
City of Sacramento–TOT Revs	5.00%	6/1/2025	A2	495	567,283
City of Sacramento–TOT Revs	5.00%	6/1/2026	A2	500	587,714
City of Sacramento–TOT Revs	5.00%	6/1/2027	A2	1,535	1,847,128
DE Valley Regional Fin Auth	2.00%	10/1/2029	A+	1,875	1,961,788
Floyd Co Dev–Spires Berry College	5.75%	12/1/2033	NR	1,500	1,500,296
Guam–Business Privilege Tax(e)	5.00%	1/1/2028	Ba1	250	303,500
Guam–Business Privilege Tax(e)	5.00%	1/1/2030	Ba1	750	939,208
Met Pier & Expo Auth–Mccormick Place(e)	3.00%	6/15/2024	BBB+	1,000	1,041,143
Met Pier & Expo Auth–Mccormick Place(e)	3.00%	6/15/2025	BBB+	1,000	1,059,405
Met Pier & Expo Auth–McCormick Place	5.00%	12/15/2022	BBB+	1,275	1,344,103
Met Pier & Expo Auth–Mccormick Place (NPFGC) (FGIC)	5.50%	12/15/2023	NR	95	97,213

148	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Tax Revenue (continued)
Met Pier & Expo Auth–Mccormick Place (NPFGC) (FGIC)	5.50%	12/15/2023	BBB+	$260	$283,465
PR Corp Sales Tax	Zero Coupon	7/1/2029	NR	5,313	4,582,413
PR Corp Sales Tax	Zero Coupon	7/1/2031	NR	591	471,663
PR Corp Sales Tax	Zero Coupon	7/1/2033	NR	48	35,641
PR Corp Sales Tax	Zero Coupon	7/1/2051	NR	55	13,143
PR Corp Sales Tax	4.329%	7/1/2040	NR	27	30,008
PR Corp Sales Tax	4.50%	7/1/2034	NR	12,141	13,352,716
PR Corp Sales Tax	4.536%	7/1/2053	NR	1	1,108
PR Corp Sales Tax	4.55%	7/1/2040	NR	3	3,379
PR Corp Sales Tax	4.75%	7/1/2053	NR	19	21,307
PR Corp Sales Tax	5.00%	7/1/2058	NR	49	55,701
Sparks–Legends at Sparks Marina†	2.50%	6/15/2024	Ba2	105	106,699
Sparks–Legends at Sparks Marina†	2.75%	6/15/2028	Ba2	1,300	1,345,385
Waldwick BOE NJ	2.00%	7/15/2027	AA	1,060	1,121,097
Waldwick BOE NJ	2.00%	7/15/2028	AA	1,085	1,145,838
Waldwick BOE NJ	2.00%	7/15/2029	AA	1,110	1,157,868
Total					37,600,723

Tobacco 1.73%
Golden St Tobacco	3.50%	6/1/2036	BB	1,375	1,392,656
Golden St Tobacco	5.00%	6/1/2028	BBB	500	605,155
Golden St Tobacco	5.00%	6/1/2047	NR	400	411,183
Golden St Tobacco	5.30%	6/1/2037	B-	1,280	1,316,515
Nassau Co Tobacco	5.25%	6/1/2026	CCC+	1,540	1,578,687
Nthrn AK Tobacco	5.00%	6/1/2029	A	1,500	1,906,958
Nthrn AK Tobacco	5.00%	6/1/2030	A	875	1,131,987
PA Tob Settlement	5.00%	6/1/2023	A1	760	818,540
San Diego Tobacco Settlement	4.00%	6/1/2032	BBB	190	209,214
SD Edu Enhancement Fding Corp	5.00%	6/1/2024	A	775	836,015
Suffolk Tobacco Asset Sec Corp	5.375%	6/1/2028	NR	4,310	4,321,141
Tobacco Settlement Fin Corp NJ	3.20%	6/1/2027	BBB+	635	646,684
TSASC	5.00%	6/1/2022	BBB	4,400	4,506,298
TSASC	5.00%	6/1/2032	A-	1,000	1,193,964
Total					20,874,997

See Notes to Financial Statements.	149

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Transportation 14.44%
CA Muni Fin–LINXS AMT	5.00%		12/31/2027	BBB-	(c)	$645	$792,733
CA Muni Fin–LINXS AMT	5.00%		6/30/2029	BBB-	(c)	2,210	2,726,591
CA Muni Fin–LINXS AMT	5.00%		12/31/2029	BBB-	(c)	3,385	4,162,857
CA Muni Fin–LINXS AMT	5.00%		12/31/2035	BBB-	(c)	1,000	1,211,379
Central TX Mobility Auth	5.00%		1/1/2027	A-		1,690	1,980,352
Central TX Mobility Auth	5.00%		1/1/2027	BBB+		3,000	3,504,491
Denver Arpt–United Airlines AMT	5.00%		10/1/2032	B		3,200	3,387,680
Denver RTD–Eagle P3	5.00%		7/15/2025	Baa2		800	924,899
Denver RTD–Eagle P3	5.00%		1/15/2028	Baa2		1,500	1,844,104
Denver RTD–Eagle P3	5.00%		1/15/2029	Baa2		600	752,947
Denver RTD–Eagle P3	5.00%		7/15/2029	Baa2		1,100	1,392,548
Denver RTD–Eagle P3	5.00%		7/15/2030	Baa2		1,050	1,353,224
E470 Pub Hwy Auth	0.384% (SOFR + .35%	)#	9/1/2039	A		1,685	1,687,230
Foothill / Eastern Corridor Toll Rd	5.00%		1/15/2026	BBB+		100	116,211
Foothill / Eastern Corridor Toll Rd	5.00%		1/15/2027	BBB+		100	118,983
Foothill / Eastern Corridor Toll Rd	5.00%		1/15/2028	BBB+		425	515,615
Foothill / Eastern Corridor Toll Rd	5.00%		1/15/2029	BBB+		750	925,939
Foothill / Eastern Corridor Toll Rd	5.00%		1/15/2030	BBB+		300	375,712
Foothill / Eastern Corridor Toll Rd	5.00%		1/15/2031	BBB+		700	891,306
Greater Orlando Arpt AMT	5.00%		10/1/2024	A1		1,250	1,416,821
Houston Arpt–Continental Airlines AMT	4.75%		7/1/2024	Ba3		2,245	2,386,543
Houston Arpt–United Airlines AMT	5.00%		7/1/2027	B-	(c)	750	879,783
Houston Arpt–United Airlines AMT	5.00%		7/15/2027	B-	(c)	1,250	1,467,279
Houston Arpt–United Airlines AMT	5.00%		7/15/2027	B-	(c)	1,000	1,170,111
Houston Arpt–United Airlines AMT	5.00%		7/15/2035	B		2,450	2,696,716
Houston Arpt AMT	5.00%		7/1/2027	A1		1,000	1,226,001
Houston Arpt AMT	5.00%		7/1/2028	A1		1,250	1,563,757
IL State GO	5.00%		11/1/2025	BBB		2,000	2,336,107
IL State GO	5.00%		11/1/2027	BBB		5,000	6,094,377
Kansas City IDA–Kansas City Arpt AMT	5.00%		3/1/2031	A2		3,720	4,735,423
Lee Co Arpt AMT	5.00%		10/1/2027	A2		15,410	18,984,427
MD EDC–CNX Marine Terminals	5.75%		9/1/2025	BB-		4,500	4,546,756
MD EDC–Port Covington	3.25%		9/1/2030	NR		1,100	1,222,112
MI Strategic Fund–I-75 AMT	5.00%		6/30/2030	Baa2		960	1,193,010
MTA NY	4.00%		2/1/2022	NR		1,105	1,118,299
MTA NY	5.00%		9/1/2022	NR		3,005	3,132,264

150	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Transportation (continued)
MTA NY	5.00%		2/1/2023	NR		$1,905	$2,021,437
MTA NY	5.00%		11/15/2029	A3		2,660	3,209,581
MTA NY	5.00%		11/15/2030	A3		3,000	3,144,643
MTA NY	5.00%		11/15/2031	A3		1,850	2,140,298
MTA NY	5.00%	#(b)	11/15/2034	A3		4,425	4,933,052
MTA NY	5.00%	#(b)	11/15/2045	A3		2,380	3,025,656
NC Tpk Auth–Triangle Exprs	5.00%		2/1/2024	BBB		5,000	5,513,007
NJ EDA–Port Newark AMT	5.00%		10/1/2021	Baa3		1,250	1,250,000
NY Trans Dev Corp–Delta Airlines AMT	4.00%		10/1/2030	Baa3		13,950	16,323,178
NY Trans Dev Corp–Delta Airlines AMT	5.00%		1/1/2028	Baa3		650	797,033
NY Trans Dev Corp–Delta Airlines AMT	5.00%		1/1/2036	Baa3		5,000	5,981,793
NY Trans Dev Corp–Delta AMT	5.00%		1/1/2022	Baa3		600	606,493
NY Trans Dev Corp–Delta AMT	5.00%		1/1/2024	Baa3		1,000	1,096,022
NY Trans Dev Corp–Delta AMT	5.00%		1/1/2030	Baa3		1,810	2,188,457
NY Trans Dev Corp–JFK IAT	5.00%		12/1/2026	Baa1		1,290	1,540,606
NY Trans Dev Corp–JFK IAT	5.00%		12/1/2027	Baa1		2,000	2,436,285
NY Trans Dev Corp–JFK IAT	5.00%		12/1/2028	Baa1		1,390	1,725,131
NY Trans Dev Corp–JFK IAT AMT	5.00%		12/1/2023	Baa1		1,400	1,527,838
NY Trans Dev Corp–LaGuardia Airport AMT	4.00%		7/1/2032	Baa3		830	894,449
NY Trans Dev Corp–TOGA AMT	5.00%		1/1/2023	Baa3		1,055	1,112,345
NYS Thruway–Service Area Proj AMT	2.50%		10/31/2031	BBB-	(c)	1,365	1,433,691
NYS Thruway–Service Area Proj AMT	4.00%		10/31/2034	BBB-	(c)	250	294,190
Osceola Co Trans–Osceola Parkway	5.00%		10/1/2031	BBB+		1,050	1,339,701
Osceola Parkway	5.00%		10/1/2029	BBB+		450	580,560
Philadelphia Arpt AMT	5.00%		6/15/2026	A2		1,580	1,825,219
Philadelphia Arpt AMT	5.00%		7/1/2028	A2		2,750	3,434,190
Port Auth NY & NJ AMT	2.00%		10/1/2031	Aa3		10,280	10,267,158
Port Auth NY & NJ AMT	3.00%		10/1/2028	Aa3		2,000	2,237,338
Port Auth NY & NJ AMT	4.00%		3/15/2030	Aa3		1,500	1,768,503
PR Hwy & Trans Auth (AMBAC)	6.511% (CPI Based	)#	7/1/2028	NR		2,230	2,139,938
San Jose Arpt AMT	5.00%		3/1/2029	A2		1,000	1,262,064
South Carolina Ports AMT	5.00%		7/1/2029	A+		1,060	1,346,324
Total							174,230,767

Utilities 14.62%
Amelia Co IDA–Waste Mgmt AMT	1.45%	#(b)	4/1/2027	A-		1,000	1,010,583
Black Belt Energy Gas Dist–RBC	4.00%	#(b)	6/1/2051	Aa2		5,000	6,106,464

See Notes to Financial Statements.	151

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Utilities (continued)
Burke Co Dev–Oglethorpe Power	3.00%	#(b)	11/1/2045	A-		$1,535	$1,586,591
CA Choice Clean Energy–Morgan Stanley	4.00%	#(b)	2/1/2052	A1		7,000	8,490,711
CA Poll Ctl–Poseidon Res†	5.00%		7/1/2029	Baa3		250	302,976
Charlotte County IDA–Babcock Ranch†	5.00%		10/1/2029	NR		1,000	1,118,463
Clarion Co IDA–American Wtr AMT	2.45%	#(b)	12/1/2039	A+		1,000	1,063,562
CO Public Auth–ML	6.125%		11/15/2023	A2		1,440	1,536,459
DE EDA–NRG Energy	1.25%	#(b)	10/1/2040	BBB-		1,000	1,007,999
DE EDA–NRG Energy	1.25%	#(b)	10/1/2045	BBB-		3,000	3,023,321
FL DFC–Waste Pro AMT	3.00%		6/1/2032	NR		10,410	10,910,013
HI Dept Budget–Hawaiian Electric AMT	3.10%		5/1/2026	Baa1		5,025	5,481,087
IN Fin Auth–Indy Power & Light	1.40%		8/1/2029	A2		2,000	1,979,797
Jefferson Co Sewer	5.00%		10/1/2021	BBB		1,300	1,300,000
KY Muni Pwr–Prarie State Proj	3.45%	#(b)	9/1/2042	Baa1		850	912,115
Lower Colo Riv Auth–Transmission Contract	5.00%		5/15/2026	A		3,500	4,193,066
Luzerne Co IDA–American Wtr AMT	2.45%	#(b)	12/1/2039	A+		2,700	2,903,763
Main St Nat Gas–Citibank	4.00%	#(b)	3/1/2050	A3		1,170	1,335,857
Main St Nat Gas–Citibank	4.00%	#(b)	5/1/2052	A3		11,500	13,587,404
Main St Nat Gas–Citibank	5.00%		9/1/2025	A3		250	291,497
New Orleans Sewer	5.00%		6/1/2028	A		1,000	1,246,579
Northern CA Gas–Goldman Sachs	4.00%	#(b)	7/1/2049	A2		4,100	4,460,145
Orlando Util Commn	1.25%	#(b)	10/1/2046	AA		3,000	3,004,181
PR Aqueduct & Swr Auth†	5.00%		7/1/2025	NR		2,500	2,869,527
PR Aqueduct & Swr Auth†	5.00%		7/1/2030	NR		5,665	7,203,613
PR Aqueduct & Swr Auth†	5.00%		7/1/2035	NR		4,000	4,983,592
PR Elec Pwr Auth(d)	4.10%		7/1/2019	NR		240	229,800
PR Elec Pwr Auth(d)	4.25%		7/1/2020	NR		970	934,838
PR Elec Pwr Auth(d)	5.00%		7/1/2018	NR		50	48,313
PR Elec Pwr Auth(d)	5.25%		7/1/2027	D	(c)	2,630	2,587,263
PR Elec Pwr Auth (AGM)	5.00%		7/1/2024	AA		145	146,012
Prichard Wtr & Swr	2.25%		11/1/2027	BBB+		420	431,760
Prichard Wtr & Swr	2.375%		11/1/2028	BBB+		1,305	1,347,315
Rockport IN Poll Ctl–IN MI Pwr	3.05%		6/1/2025	A-		1,610	1,756,155
SC Pub Service Auth	5.00%		12/1/2031	A		1,025	1,210,068
SC Pub Service Auth–Santee Cooper	5.00%		12/1/2031	A		1,000	1,304,312
SE AL Gas Dist	4.00%	#(b)	12/1/2051	A1		6,000	7,274,422
SE AL Gas Dist–Goldman Sachs	4.00%	#(b)	4/1/2049	A3		1,530	1,650,089
SE Energy Auth	4.00%	#(b)	11/1/2051	A2		8,000	9,414,106

152	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

Investments		Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Utilities (continued)
TEAC–Goldman Sachs		5.00%		2/1/2027	BBB+		$3,550	$4,232,180
TEAC–Goldman Sachs		5.00%	#(b)	5/1/2052	A2		10,000	13,051,415
TEAC–Goldman Sachs		5.625%		9/1/2026	BBB	(c)	5,405	6,550,658
Tennergy Corp–Morgan Stanley		4.00%	#(b)	12/1/2051	A1		10,000	11,797,850
TX Muni Gas Acq & Supply–Macquarie		5.00%		12/15/2028	A3		11,625	14,655,532
TX Muni Gas Acq & Supply–ML		6.25%		12/15/2026	A2		2,210	2,569,603
WV EDA–Appalachian Pwr		2.625%	#(b)	12/1/2042	A-		750	760,568
WV EDA–Wheeling Pwr AMT		3.00%	#(b)	6/1/2037	A-		2,600	2,635,288
Total								176,496,912
Total Municipal Bonds (cost $1,131,012,505)								1,167,366,333

	Interest Rate#	Interest Rate Reset Date(f)		Final Maturity Date

SHORT-TERM INVESTMENTS 2.23%

Variable Rate Demand Notes 2.23%

Corporate-Backed 0.34%
Mobile IDB–AL Power	0.100%	10/1/2021		12/1/2037	A1		4,100	4,100,000

General Obligation 0.16%
NYC GO	0.080%	10/1/2021		12/1/2047	AA		1,950	1,950,000

Utilities 1.73%
NYC Muni Water	0.080%	10/1/2021		6/15/2045	AA+		9,950	9,950,000
NYC Muni Water	0.080%	10/1/2021		6/15/2050	AA+		10,905	10,905,000
Total								20,855,000
Total Short-Term Investments (cost $26,905,000)								26,905,000
Total Investments in Securities 98.95% (cost $1,157,917,505)								1,194,271,333
Other Assets and Liabilities – Net(g)1.05%								12,716,251
Net Assets 100.00%								$1,206,987,584

See Notes to Financial Statements.	153

Schedule of Investments (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

AGM	Insured by–Assured Guaranty Municipal Corporation.
AMBAC	Insured by–AMBAC Assurance Corporation.
AMT	Income from the security may be subject to Alternative Minimum Tax.
BAM	Insured by–Build America Mutual.
COP	Certificates of Participation.
CPI	Consumer Price Index: Rate fluctuates based on CPI.
FGIC	Insured by–Financial Guaranty Insurance Company.
GTD	Guaranteed.
LIBOR	London Interbank Offered Rate.
MUNIPSA	SIFMA Municipal Swap Index Yield.
NPFGC	Insured by–National Public Finance Guarantee Corporation.
NR	Not Rated.
SIFMA	Insured by–Securities Industry and Financial Markets Association.
SOFR	Secured Over Night Financing Rate.
TCRS	Transferable Custodial Receipts.
TRIPS	Tax Refund Intercept Programs.
#	Variable rate security. The interest rate represents the rate in effect at September 30, 2021.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At September 30, 2021, the total value of Rule 144A securities was $180,334,320 which represents 14.94% of net assets.
(a)	Unaudited.
(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	This investment has been rated by Fitch IBCA.
(d)	Defaulted (non-income producing security).
(e)	Securities purchased on a when-issued basis. (See Note 2(g)).
(f)	The interest rate reset date shown represents the date on which the Fund has the right to sell a Variable Rate Demand Note (“VRDN”) back to the issuer for Principal Amount. The interest rate on the VRDN is generally reset daily based on the SIFMA Municipal Swap Index.
(g)	Other Assets and Liabilities–Net include net unrealized appreciation on futures contracts as follows:

Open Futures Contracts at September 30, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	December 2021	497	Short	$(66,107,774)	$(65,409,859)	$697,915

154	See Notes to Financial Statements.

Schedule of Investments (concluded)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND September 30, 2021

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$–	$1,167,366,333	$–	$1,167,366,333
Short-Term Investments
Variable Rate Demand Notes	–	26,905,000	–	26,905,000
Total	$–	$1,194,271,333	$–	$1,194,271,333

Other Financial Instruments
Futures Contracts
Assets	$697,915	$–	$–	$697,915
Liabilities	–	–	–	–
Total	$697,915	$–	$–	$697,915

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Municipal Bonds
Balance as of October 1, 2020	$7,246,256
Accrued Discounts (Premiums)	(6,900)
Realized Gain (Loss)	14,968
Change in Unrealized Appreciation (Depreciation)	17,654
Purchases	–
Sales	(1,532,963)
Transfers into Level 3	-
Transfers out of Level 3	(5,739,015)
Balance as of September 30, 2021	$-
Change in unrealized appreciation/depreciation for the year ended September 30, 2021, related to Level 3 investments held at September 30, 2021	$-

See Notes to Financial Statements.	155

Schedule of Investments

CALIFORNIA TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

LONG-TERM INVESTMENTS 98.89%

MUNICIPAL BONDS 98.89%

Corporate-Backed3.03%
CA Muni Fin–United Airlines AMT	4.00%		7/15/2029	B+		$3,430	$3,886,499
CA Muni Fin–Waste Mgmt AMT	2.40%	#(b)	10/1/2044	A-		5,930	6,381,962
CA Poll Ctl–Poseidon Res AMT†	5.00%		11/21/2045	Baa3		4,410	4,612,025
CA Poll Ctl–Waste Mgmt AMT	4.30%		7/1/2040	A-		185	209,112
Long Beach Nat Gas–ML	5.00%		11/15/2029	A2		1,285	1,625,183
San Francisco Arpt–SFO Fuel AMT	5.00%		1/1/2038	A1		1,315	1,605,332
Total							18,320,113

Education 7.57%
CA Ed Facs–ArtCenter College of Design	5.00%		12/1/2030	Baa1		525	651,572
CA Ed Facs–ArtCenter College of Design	5.00%		12/1/2044	Baa1		1,500	1,796,867
CA Ed Facs–Chapman Univ	4.00%		4/1/2047	A2		1,910	2,126,590
CA Ed Facs–Chapman Univ	5.00%		4/1/2040	A2		1,000	1,131,584
CA Ed Facs–Loyola Marymount Univ	5.00%		10/1/2048	A2		1,000	1,199,857
CA Ed Facs–Loyola Marymount Univ (NPFGC)(FGIC)	Zero Coupon		10/1/2029	A2		650	577,464
CA Ed Facs–Loyola Marymount Univ (NPFGC)(FGIC)	Zero Coupon		10/1/2033	A2		1,720	1,373,961
CA Ed Facs–Santa Clara Univ	5.00%		4/1/2039	Aa3		1,000	1,142,277
CA Ed Facs–Stanford Univ	5.00%		5/1/2049	AAA		2,000	3,042,625
CA Ed Facs–Univ of Pacific	4.00%		11/1/2042	A2		1,125	1,320,602
CA Ed Facs–Univ of Pacific	4.00%		11/1/2044	A2		1,000	1,153,860
CA Ed Facs–Univ of San Francisco	5.00%		10/1/2037	A2		1,000	1,221,949
CA Ed Facs–Univ of San Francisco	5.00%		10/1/2053	A2		2,000	2,395,042
CA Infra & Econ Dev–UCSF	5.00%		5/15/2047	AA		3,325	4,045,568
CA Muni Fin–Biola Univ	5.00%		10/1/2029	Baa1		330	355,992
CA Muni Fin–Biola Univ	5.00%		10/1/2032	Baa1		400	477,747
CA Muni Fin–Emerson Clg	5.00%		1/1/2042	BBB+		3,190	3,751,241
CA Muni Fin–Julian Chtr Sch†	5.625%		3/1/2045	B+		500	516,515
CA Muni Fin–Touro College	5.25%		1/1/2040	BBB-	(c)	1,085	1,183,143
CA Muni Fin–Univ of La Verne	5.00%		6/1/2043	A3		1,035	1,227,936
CA Muni Fin–Univ of San Diego	5.00%		10/1/2049	A1		2,000	2,437,261
CA Sch Fin–Aspire†	5.00%		8/1/2046	NR		85	99,544
CA Sch Fin–Aspire†	5.00%		8/1/2046	BBB		915	1,023,183

156	See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Education (continued)
CA Sch Fin–Green Dot Charter†	5.00%	8/1/2045	BBB-	$620	$684,277
CA Sch Fin Auth–KIPP LA†	5.00%	7/1/2045	BBB	540	601,399
CA State Univ	4.00%	11/1/2045	Aa2	2,000	2,330,322
CA Stwde–Culinary Institute	5.00%	7/1/2046	Baa2	1,010	1,124,711
Ripon USD (BAM)	5.50%	8/1/2043	AA	1,000	1,194,234
Univ of CA	5.25%	5/15/2047	AA	2,000	2,449,321
Univ of CA	5.25%	5/15/2058	AA	2,500	3,105,445
Total					45,742,089

General Obligation 17.86%
Albany USD	4.00%	8/1/2046	Aa2	1,000	1,121,499
Anaheim USD	3.00%	8/1/2038	Aa2	3,000	3,209,988
Banning USD (AGM)	5.25%	8/1/2042	AA	1,115	1,371,253
Beverly Hills USD	3.00%	8/1/2044	AA+	2,040	2,153,154
CA St GO	4.00%	10/1/2044	Aa2	1,805	2,123,348
CA State GO	3.00%	10/1/2033	Aa2	1,250	1,398,511
CA State GO	4.00%	9/1/2035	Aa2	1,145	1,312,168
CA State GO	4.00%	11/1/2036	Aa2	1,920	2,320,675
CA State GO	4.00%	3/1/2046	Aa2	1,000	1,166,052
CA State GO	5.00%	2/1/2032	Aa2	2,000	2,031,171
CA State GO	5.00%	4/1/2032	Aa2	2,200	2,989,443
CA State GO	5.00%	2/1/2033	Aa2	1,000	1,015,453
CA State GO	5.00%	8/1/2038	Aa2	1,565	1,876,543
CA State GO	5.25%	8/1/2032	Aa2	2,500	2,941,457
CA State GO	5.25%	10/1/2032	Aa2	4,000	4,006,254
CA State GO	5.25%	4/1/2035	Aa2	3,000	3,074,771
CA State GO	5.25%	10/1/2039	Aa2	500	597,961
Centinela UHSD (BAM)	4.00%	8/1/2052	AA	1,615	1,823,703
Centinela UHSD (BAM)	5.00%	8/1/2052	AA	2,000	2,430,344
Cupertino USD	2.50%	8/1/2033	Aa1	740	778,260
Del Mar USD (BAM)	4.00%	9/1/2044	AA	1,700	1,977,701
Grossmont UHSD	5.00%	8/1/2043	Aa2	1,250	1,360,205
Grossmont UHSD (AGM)	Zero Coupon	6/1/2040	AA	2,000	886,026
Huntington Beach City Sch Dist	4.00%	8/1/2048	Aa1	1,000	1,128,540
Imperial USD (BAM)	5.25%	8/1/2043	AA	2,000	2,459,901
Inglewood USD (BAM)	4.00%	8/1/2038	AA	575	643,589
Inglewood USD (BAM)	4.00%	8/1/2039	AA	1,000	1,117,269
Irvine USD	4.00%	9/1/2042	Aa1	1,915	2,225,556

See Notes to Financial Statements.	157

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

General Obligation (continued)
Irvine USD	5.50%	9/1/2035	Aa1	$1,060	$1,361,424
Irvine USD–Spl Tax (BAM)	5.00%	9/1/2038	AA	1,000	1,128,623
Irvine USD–Spl Tax (BAM)	5.00%	9/1/2056	AA	1,000	1,196,999
Long Beach USD	3.00%	8/1/2037	Aa2	2,420	2,633,170
Los Angeles USD	4.00%	7/1/2032	Aa3	1,250	1,544,769
Los Angeles USD	4.00%	7/1/2033	Aa3	1,000	1,224,202
Los Angeles USD	4.00%	7/1/2044	Aa3	2,000	2,311,213
Marin Healthcare Dist	4.00%	8/1/2040	Aa2	1,000	1,108,524
New Haven USD	4.00%	8/1/2044	Aa3	1,250	1,436,535
New Haven USD	4.00%	8/1/2047	Aa3	2,415	2,728,811
Newport Mesa USD	Zero Coupon	8/1/2041	Aaa	1,325	695,058
Newport-Mesa USD	Zero Coupon	8/1/2045	Aaa	2,000	881,803
North Orange CCD	2.75%	8/1/2036	AA+	2,000	2,114,312
Oceanside USD	4.00%	8/1/2048	Aa3	2,030	2,315,621
Orange USD	4.00%	8/1/2047	AA	1,000	1,144,775
Panama-Buena Vista USD (BAM)	2.625%	8/1/2037	AA	1,510	1,565,975
Perris UHSD	3.00%	9/1/2045	Aa3	2,000	2,097,631
Perris UHSD (AGM)	3.00%	9/1/2044	AA	1,000	1,055,042
PR Comwlth GO(d)	6.00%	7/1/2039	NR	2,000	1,925,000
PR Comwlth GO(d)	8.00%	7/1/2035	NR	2,000	1,730,000
San Benito HSD	Zero Coupon	8/1/2041	Aa3	1,640	829,203
San Benito HSD	Zero Coupon	8/1/2042	Aa3	1,795	867,477
San Benito HSD	Zero Coupon	8/1/2043	Aa3	2,600	1,201,536
San Diego USD	3.25%	7/1/2048	Aa2	1,000	1,072,655
San Francisco Arpt AMT	5.25%	5/1/2042	A1	1,000	1,207,070
San Francisco CCD	4.00%	6/15/2045	A1	1,250	1,444,248
San Francisco CCD	5.00%	6/15/2028	A+	1,000	1,159,176
San Gorgonio Mem Hlthcare Dist	5.00%	8/1/2032	Baa3	1,000	1,091,219
San Leandro USD (BAM)	4.00%	8/1/2043	AA	650	746,111
San Leandro USD (BAM)	5.25%	8/1/2046	AA	1,750	2,136,808
San Rafael Elem Sch Dist	4.00%	8/1/2047	AA	1,000	1,129,943
San Rafael Elem Sch Dist	4.50%	8/1/2042	AA	1,150	1,363,302
Santa Ana USD	3.25%	8/1/2042	Aa3	500	537,752
Santa Barbara USD	4.00%	8/1/2036	Aa1	750	858,323
Santa Barbara USD	4.00%	8/1/2044	Aa1	1,000	1,149,924
Santa Rita USD	2.50%	8/1/2031	AA-	1,235	1,299,129
Simi Valley GO	4.00%	8/1/2046	Aa2	1,065	1,208,022

158	See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

General Obligation (continued)
Simi Valley USD	4.00%	8/1/2048	Aa2		$600	$679,758
Southwestern CCD	Zero Coupon	8/1/2041	Aa2		1,100	688,674
Sweetwater UHSD (BAM)	5.00%	8/1/2027	AA		1,000	1,116,833
West Contra Costa USD	4.00%	8/1/2043	AA-		1,000	1,138,872
West Contra Costa USD	6.00%	8/1/2027	AA-		1,000	1,290,210
Total						107,956,527

Health Care 13.43%
Abag Fin Auth–Eskaton Pptys	5.00%	11/15/2035	BBB		1,000	1,063,914
Abag Fin Auth–Sharp Hlthcare	5.00%	8/1/2043	AA		1,000	1,081,917
Antelope Valley Hlth	5.25%	3/1/2036	BBB		1,000	1,115,489
CA Fin Auth–Standord Hlth	4.00%	8/15/2050	AA-		1,000	1,151,741
CA Hlth–Kaiser Permanente	5.00%	11/1/2047	AA-		1,000	1,474,158
CA Hlth–Childrens Hsp Los Angeles	5.00%	11/15/2029	BBB+		1,000	1,044,537
CA Hlth–Childrens Hsp Los Angeles	5.00%	8/15/2047	BBB+		1,000	1,178,478
CA Hlth–Childrens Hsp Orange Co	4.00%	11/1/2035	AA-		570	683,563
CA Hlth–Childrens Hsp Orange Co	5.00%	11/1/2033	AA-		1,300	1,683,060
CA Hlth–Childrens Hsp Orange Co	5.00%	11/1/2034	AA-		1,200	1,548,957
CA Hlth–Childrens Hsp Orange Co	5.25%	11/1/2035	AA-		2,000	2,007,675
CA Hlth–City of Hope	4.00%	11/15/2045	A+		3,000	3,454,403
CA Hlth–CommonSpirit	4.00%	4/1/2037	BBB+		3,500	4,122,378
CA Hlth–CommonSpirit	4.00%	4/1/2044	BBB+		1,250	1,433,147
CA Hlth–CommonSpirit	4.00%	4/1/2045	BBB+		1,250	1,426,463
CA Hlth–CommonSpirit	4.00%	4/1/2049	BBB+		2,500	2,848,206
CA Hlth–Providence St. Joes Hlth	4.00%	10/1/2047	AA-		2,115	2,368,300
CA Hlth–Sutter Hlth	4.00%	11/15/2042	A1		1,715	1,957,210
CA Hlth Facs–Lucile Packard Hosp	5.00%	11/15/2056	A+		1,500	1,807,258
CA Muni Fin–Caritas Affordable Hsg	4.00%	8/15/2037	A-		1,000	1,095,125
CA Muni Fin–Channing House	5.00%	5/15/2047	AA-		2,000	2,316,833
CA Muni Fin–Cmnty Hlth Ctr†	5.00%	12/1/2054	NR		750	841,040
CA Muni Fin–Cmnty Med Ctrs	4.00%	2/1/2042	A-		1,165	1,296,556
CA Muni Fin–Cmnty Med Ctrs	5.00%	2/1/2040	A-		500	569,821
CA Muni Fin–Cmnty Med Ctrs	5.00%	2/1/2047	A-		2,000	2,370,353
CA Muni Fin–Eisenhower Med Ctr	5.00%	7/1/2032	Baa2		1,055	1,269,891
CA Stwde–Adventist Health West	3.00%	3/1/2039	A		3,475	3,647,057
CA Stwde–American Baptist	5.00%	10/1/2045	A-	(c)	1,000	1,114,111
CA Stwde–Daughters of Charity	5.50%	7/1/2039	NR		152	146,002
Ca Stwde–Emanate Health	4.00%	4/1/2037	A		1,400	1,641,714

See Notes to Financial Statements.	159

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Health Care (continued)
CA Stwde–Henry Mayo Mem Hsp (AGM)	5.25%	10/1/2043	AA	$775	$883,927
CA Stwde–Huntington Memorial Hosp	4.00%	7/1/2048	A-	1,000	1,118,134
CA Stwde–John Muir Hlth	4.00%	12/1/2057	A+	1,000	1,045,947
CA Stwde–Loma Linda Univ Med Ctr	5.25%	12/1/2034	BB-	2,150	2,436,154
CA Stwde–Loma Linda Univ Med Ctr	5.50%	12/1/2054	BB-	2,200	2,493,551
CA Stwde–Loma Linda Univ Med Ctr†	5.50%	12/1/2058	BB-	1,555	1,820,435
La Verne COP–Brethren Hillcrest Homes	5.00%	5/15/2029	NR	635	660,031
Oroville–Oroville Hsp	5.25%	4/1/2049	B+	2,710	2,982,028
Palomar Hlth	5.00%	11/1/2036	BBB	1,250	1,455,135
Palomar Hlth	5.00%	11/1/2039	BBB	3,750	4,344,137
Palomar Hlth (AGM)	5.00%	11/1/2047	AA	4,575	5,590,363
San Buenaventura–Cmnty Mem Hlth	8.00%	12/1/2031	BB	2,000	2,024,445
Sierra Joint CCD	4.00%	8/1/2053	Aaa	1,500	1,725,284
Washingtown Twnshp Health Care Dist	3.00%	7/1/2037	Baa2	1,440	1,465,693
Washingtown Twnshp Health Care Dist	5.00%	7/1/2032	Baa2	1,075	1,330,769
Total					81,135,390

Housing 6.34%
CA Cmty Hsg–Annadel Apts†	5.00%	4/1/2049	NR	1,000	1,112,722
CA Cmty Hsg–Fountains at Emerald Park†	4.00%	8/1/2046	NR	1,000	1,076,571
CA Cmty Hsg–Sausalito†	4.00%	2/1/2050	NR	1,000	1,053,922
CA Cmty Hsg–Stoneridge Apt†	4.00%	2/1/2056	NR	1,000	1,076,566
CA Cmty Hsg–The Arbors†	5.00%	8/1/2050	NR	1,100	1,249,325
CA Cmty Hsg–Verdant†	5.00%	8/1/2049	NR	1,400	1,571,100
CA HFA–MFH	3.50%	11/20/2035	BBB+	1,291	1,498,358
CA HFA–MFH	4.00%	3/20/2033	NR	3,065	3,614,315
CA HFA–MFH	4.25%	1/15/2035	BBB+	5,890	7,160,431
CA Hlth–Childrens Hsp Orange Co	3.00%	11/1/2039	AA-	1,500	1,629,719
CA Muni Fin–Biola Univ	5.00%	10/1/2034	Baa1	1,000	1,186,781
CA Muni Fin–Caritas Affordable Hsg	5.00%	8/15/2030	A-	1,050	1,145,844
CA Muni Fin–UC Berkeley Hsg	5.00%	6/1/2050	Baa3	500	559,973
CA Muni Fin–UC Davis Hsg (BAM)	3.00%	5/15/2051	AA	3,375	3,523,426
CA Muni Fin–UC Davis Hsg (BAM)	4.00%	5/15/2046	AA	250	289,793
CA Stwde–CHF-Irvine LLC	5.00%	5/15/2035	Baa1	1,100	1,287,599
CA Stwde–CHF-Irvine LLC	5.125%	5/15/2031	Baa1	1,500	1,505,120
CEDA–Provident Student Hsg	5.00%	8/1/2045	Baa3	1,745	2,133,353
CSCDA–Parallel-Anaheim†	4.00%	8/1/2056	NR	1,000	1,059,994
CSCDA–Pasadena†	3.00%	12/1/2056	NR	1,000	946,608

160	See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Housing (continued)
CSCDA–Orange†	3.00%	3/1/2057	NR	$2,500	$2,365,931
ESRF / Natl Charter School Loans	5.00%	11/1/2044	A	1,050	1,254,038
Total					38,301,489

Lease Obligations 2.72%
CA Pub Wks–Judicial Council	5.00%	12/1/2028	Aa3	1,000	1,007,625
CA Pub Wks–State Prisons	5.75%	10/1/2031	Aa3	2,000	2,008,347
CA Pub Wks–Various Cap Proj	4.00%	3/1/2045	Aa3	940	1,094,258
CA Pub Wks–Various Cap Proj	5.00%	4/1/2037	Aa3	1,000	1,023,828
CA Pub Wks–Various Cap Proj TCRS (BAM)	3.125%	5/1/2033	AA	1,275	1,414,119
CA St Pub Wks Brd Lease	4.00%	5/1/2046	Aa3	2,000	2,349,326
San Bernardino USD (AGM)	5.00%	10/1/2031	AA	860	1,064,625
San Diego–Cap Impt Proj	4.00%	10/15/2050	AA-	2,000	2,324,758
Santa Barbara COP AMT	5.00%	12/1/2036	AA	3,395	4,170,552
Total					16,457,438

Other 0.32%
CA Infra & Econ Dev–Acad Motion Pict	5.00%	11/1/2029	Aa2	1,500	1,949,842

Other Revenue 1.23%
CA Infra & Econ Dev–Acad Motion Pict	5.00%	11/1/2041	Aa2	1,010	1,106,335
CA Infra & Econ Dev–Museum of Nat Hist	4.00%	7/1/2050	A2	1,000	1,137,848
CA Muni Fin–Oceaa	6.75%	10/1/2028	NR	905	907,440
CA Sch Fin Auth–Green Dot Charter†	5.00%	8/1/2038	BBB-	1,000	1,184,079
CA Sch Fin Auth–KIPP LA	5.00%	7/1/2034	BBB	600	658,466
MSR Energy Auth–Citi	6.125%	11/1/2029	BBB+	1,950	2,420,298
Total					7,414,466

Pre-Refunded 0.14%
MSR Energy Auth–Citi	6.50%	11/1/2039	BBB+	520	815,398

Special Tax 3.80%
Brentwood Infra Fin Auth	5.00%	9/2/2036	NR	500	545,643
Inland Valley Redev Agy	5.25%	9/1/2037	A-	1,325	1,451,052
Invine Reassessment District No. 19	5.00%	9/2/2028	NR	1,000	1,157,863
Irvine CFD–Great Park	5.00%	9/1/2044	NR	500	551,319
Irvine USD–Spl Tax	5.00%	3/1/2057	NR	1,000	1,166,815
Lake Elsinore PFA	5.00%	9/1/2035	NR	920	1,033,259
Poway USD PFA (BAM)	5.00%	9/1/2035	AA+	1,770	2,057,099
River Islands PFA–CFD 2003	5.375%	9/1/2031	NR	1,045	1,101,913

See Notes to Financial Statements.	161

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Special Tax (continued)
River Islands PFA–CFD 2003	5.50%	9/1/2045	NR	$500	$524,875
River Islands PFA–Lathrop (AGM)	4.00%	9/1/2040	AA	1,000	1,163,783
River Islands PFA–Lathrop (AGM)	4.00%	9/1/2045	AA	2,000	2,298,373
River Islands PFA–Lathrop (AGM)	4.00%	9/1/2050	AA	1,400	1,601,189
Roseville CFD–Westpark	5.00%	9/1/2031	NR	1,000	1,133,227
San Clemente Cmnty Facs	5.00%	9/1/2040	NR	970	1,087,604
SF Spl Tax–Mission Rock Dist†	4.00%	9/1/2041	NR	2,500	2,851,255
Temecula Vly USD (BAM)	5.00%	9/1/2035	AA	1,505	1,713,907
Union City Redev Agy–Tax Alloc	6.875%	12/1/2033	NR	1,510	1,525,918
Total					22,965,094

Tax Revenue 2.60%
Anaheim PFA Lease Rev (BAM)	5.00%	9/1/2035	AA	2,000	2,389,533
City of Sacramento–TOT Revs	5.00%	6/1/2048	A1	1,000	1,176,546
Guam–Business Privilege Tax(e)	4.00%	1/1/2036	Ba1	750	867,085
Invine Reassessment District No. 19	4.00%	9/2/2039	A	1,000	1,154,699
PR Corp Sales Tax	Zero Coupon	7/1/2029	NR	352	303,597
PR Corp Sales Tax	Zero Coupon	7/1/2031	NR	587	468,471
PR Corp Sales Tax	Zero Coupon	7/1/2033	NR	134	99,499
PR Corp Sales Tax	Zero Coupon	7/1/2051	NR	501	119,718
PR Corp Sales Tax	4.329%	7/1/2040	NR	350	388,994
PR Corp Sales Tax	4.329%	7/1/2040	NR	3,971	4,413,417
PR Corp Sales Tax	4.536%	7/1/2053	NR	7	7,759
PR Corp Sales Tax	4.55%	7/1/2040	NR	313	352,521
PR Corp Sales Tax	4.75%	7/1/2053	NR	296	331,944
PR Corp Sales Tax	5.00%	7/1/2058	NR	1,291	1,467,557
San Jose Spl Tax–Conv Ctr	6.125%	5/1/2031	A	1,000	1,003,707
Tustin CFD 06–1	5.00%	9/1/2037	A-	1,000	1,148,434
Total					15,693,481

Tobacco 7.27%
CA Stwde–Tobacco Settlement	Zero Coupon	6/1/2046	NR	8,675	1,902,824
CA Stwde–Tobacco Settlement†	Zero Coupon	6/1/2055	NR	10,000	697,614
Golden St Tobacco	Zero Coupon	6/1/2047	CCC-	2,700	613,491
Golden St Tobacco	3.50%	6/1/2036	BB	1,155	1,169,831
Golden St Tobacco	5.00%	6/1/2029	BBB	1,000	1,203,084
Golden St Tobacco	5.00%	6/1/2034	BBB-	1,050	1,274,506
Golden St Tobacco	5.00%	6/1/2035	BB+	2,500	3,013,443

162	See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Tobacco (continued)
Golden St Tobacco	5.00%	6/1/2047	NR	$1,250	$1,284,946
Golden St Tobacco	5.00%	6/1/2047	NR	4,510	4,636,080
Golden St Tobacco	5.25%	6/1/2047	NR	1,250	1,287,433
Inland Empire Tobacco†	Zero Coupon	6/1/2057	CCC	3,000	208,082
Los Angeles Co Tobacco	Zero Coupon	6/1/2055	NR	3,000	601,118
Los Angeles Co Tobacco	4.00%	6/1/2038	A-	615	729,722
Los Angeles Co Tobacco	4.00%	6/1/2039	A-	500	591,724
Los Angeles Co Tobacco	4.00%	6/1/2040	A-	710	838,384
Los Angeles Co Tobacco	4.00%	6/1/2049	BBB+	1,500	1,739,284
Los Angeles Co Tobacco	5.00%	6/1/2049	BBB-	1,300	1,590,392
Merced Co Tobacco	5.00%	6/1/2050	NR	970	1,145,601
Sacramento Co Tobacco	Zero Coupon	6/1/2060	NR	2,200	545,307
Sacramento Co Tobacco	4.00%	6/1/2035	A-	750	904,434
Sacramento Co Tobacco	4.00%	6/1/2037	A-	770	922,279
Sacramento Co Tobacco	4.00%	6/1/2039	A-	500	595,219
Sacramento Co Tobacco	4.00%	6/1/2049	BBB+	3,000	3,498,321
Sacramento Co Tobacco	4.00%	6/1/2049	BBB-	1,500	1,732,195
San Diego Co Tobacco	Zero Coupon	6/1/2054	NR	4,800	941,084
San Diego Co Tobacco	5.00%	6/1/2038	A-	1,000	1,264,093
San Diego Co Tobacco	5.00%	6/1/2039	A-	1,000	1,260,795
San Diego Co Tobacco	5.00%	6/1/2048	BBB+	1,675	2,074,231
San Diego Co Tobacco	5.00%	6/1/2048	BBB-	95	115,555
San Diego Tobacco Settlement	4.00%	6/1/2032	BBB	1,335	1,470,002
Silicon Valley Tobacco	Zero Coupon	6/1/2041	NR	5,000	1,663,506
Silicon Valley Tobacco	Zero Coupon	6/1/2056	NR	2,250	218,006
Sonoma Co Tobacco	4.00%	6/1/2049	BBB+	1,450	1,674,494
Sthrn CA Tobacco	Zero Coupon	6/1/2046	CCC-	2,500	528,941
Total					43,936,021

Transportation 21.13%
Alameda Corridor Trsp Auth	5.00%	10/1/2036	BBB+	1,500	1,759,595
Alameda Corridor Trsp Auth	5.00%	10/1/2037	BBB+	2,465	2,885,105
Alameda Corridor Trsp Auth (AGM)	4.00%	10/1/2037	AA	2,030	2,274,395
Alameda Corridor Trsp Auth (AGM)	5.00%	10/1/2029	AA	1,425	1,556,596
Alameda Corridor Trsp Auth (NPFGC)(FGIC)	Zero Coupon	10/1/2032	A-	985	809,206
Bay Area Toll Auth	4.00%	4/1/2038	AA-	2,000	2,293,170
Bay Area Toll Auth	4.00%	4/1/2042	AA-	1,635	1,861,896

See Notes to Financial Statements.	163

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Transportation (continued)
CA Muni Fin–LINXS (AGM) AMT	4.00%		12/31/2047	AA		$1,420	$1,584,823
CA Muni Fin–LINXS AMT	4.00%		12/31/2047	BBB-	(c)	5,590	6,172,325
CA Muni Fin–LINXS AMT	5.00%		12/31/2031	BBB-	(c)	1,240	1,515,864
CA Muni Fin–LINXS AMT	5.00%		12/31/2035	BBB-	(c)	1,000	1,211,379
CA Muni Fin–LINXS AMT	5.00%		12/31/2043	BBB-	(c)	4,700	5,635,068
CA Muni Fin–LINXS AMT	5.00%		12/31/2047	BBB-	(c)	1,005	1,198,308
Foothill / Eastern Corridor Toll Rd	Zero Coupon		1/15/2033	A-		1,500	1,129,626
Foothill / Eastern Corridor Toll Rd	Zero Coupon		1/15/2042	A-		1,150	1,364,377
Foothill / Eastern Corridor Toll Rd	3.50%	#(b)	1/15/2053	A-		5,690	6,181,040
Foothill / Eastern Corridor Toll Rd	3.95%	#(b)	1/15/2053	A-		4,295	4,692,783
Foothill / Eastern Corridor Toll Rd	4.00%		1/15/2043	BBB+		525	598,896
Foothill / Eastern Corridor Toll Rd	4.00%		1/15/2046	A-		3,400	3,887,307
Foothill / Eastern Corridor Toll Rd	4.00%		1/15/2046	A-		3,000	3,429,977
Foothill / Eastern Corridor Toll Rd	5.50%	#(b)	1/15/2053	A-		250	259,527
Long Beach Harbor AMT	5.00%		5/15/2028	AA		1,000	1,152,247
Los Angeles Dept Arpts–LAX AMT	4.00%		5/15/2044	Aa3		6,000	6,799,721
Los Angeles Dept Arpts–LAX AMT(e)	4.00%		5/15/2046	Aa3		1,500	1,727,687
Los Angeles Dept Arpts–LAX AMT	4.00%		5/15/2050	Aa2		1,030	1,172,705
Los Angeles Dept Arpts–LAX AMT(e)	4.00%		5/15/2051	Aa3		2,000	2,290,928
Los Angeles Dept Arpts–LAX AMT	5.00%		5/15/2041	Aa2		1,000	1,144,532
Los Angeles Dept Arpts–LAX AMT	5.00%		5/15/2043	Aa3		1,000	1,225,422
Los Angeles Dept Arpts–LAX AMT	5.00%		5/15/2044	Aa3		2,090	2,556,081
Los Angeles Dept Arpts–LAX AMT	5.00%		5/15/2046	Aa3		1,000	1,166,744
Los Angeles Dept Arpts–LAX AMT	5.00%		5/15/2047	Aa3		2,000	2,392,080
Los Angeles Dept Arpts–LAX AMT	5.25%		5/15/2048	Aa3		2,000	2,453,499
Los Angeles Harbor AMT	5.00%		8/1/2036	AA		1,000	1,108,515
Ontario Intl Airport (AGM)	4.00%		5/15/2051	AA		2,250	2,581,785
Ontario Intl Airport (AGM)	5.00%		5/15/2046	AA		1,500	1,899,630
Orange Co Arpt	5.00%		7/1/2029	A+		575	705,611
Riverside Co Trsp Commn	Zero Coupon		6/1/2028	A		1,000	899,139
Riverside Co Trsp Commn	5.75%		6/1/2048	A		1,965	2,104,913
Sacramento Co Arpt	5.00%		7/1/2041	A-		1,130	1,333,004
Sacramento Regional Trans Dist	4.00%		3/1/2040	A2		1,000	1,182,504
San Diego Arpt AMT	4.00%		7/1/2044	A-		5,555	6,260,264
San Diego Arpt AMT	5.00%		7/1/2027	A1		1,000	1,077,351
San Diego Arpt AMT	5.00%		7/1/2047	A2		2,000	2,376,313
San Francisco Arpt AMT	4.00%		5/1/2049	A1		1,000	1,126,190

164	See Notes to Financial Statements.

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Transportation (continued)
San Francisco Arpt AMT	4.00%		5/1/2050	A1		$2,145	$2,414,057
San Francisco Arpt AMT	5.00%		5/1/2040	A1		1,500	1,660,490
San Francisco Arpt AMT	5.00%		5/1/2045	A1		1,515	1,843,600
San Francisco Arpt AMT	5.00%		5/1/2050	A1		4,000	4,838,460
San Francisco Port AMT	5.00%		3/1/2030	Aa3		1,415	1,553,236
San Joaquin Hills Trsp	5.00%		1/15/2050	A-		4,815	5,371,509
San Joaquin Hills Trsp Corridor	5.00%		1/15/2029	A-		1,220	1,386,144
San Joaquin Hills Trsp Corridor	5.25%		1/15/2044	BBB+		2,100	2,337,791
San Joaquin Hills Trsp Corridor	5.25%		1/15/2049	BBB+		1,930	2,144,832
San Joaquin Hills Trsp Corridor (NPFGC)(FGIC)	Zero Coupon		1/15/2036	Baa2		1,450	1,020,006
San Jose Arpt AMT	5.00%		3/1/2047	A2		3,475	4,098,418
Total							127,706,671

Utilities 11.45%
Adelanto Util Sys (AGM)	5.00%		7/1/2039	AA		1,335	1,623,432
CA Choice Clean Energy–Morgan Stanley	4.00%	#(b)	2/1/2052	A1		2,000	2,425,917
CA Poll Ctl–Poseidon Res†	5.00%		7/1/2039	Baa3		750	903,207
CA Poll Ctl–Poseidon Res†	5.00%		11/21/2045	Baa3		2,500	2,973,521
Casitas Muni Water Dist (BAM)	5.25%		9/1/2047	AA		1,525	1,869,340
El Dorado Irrigation Dist (AGM)	5.25%		3/1/2039	AA		750	840,370
Guam Pwr Auth (AGM)	5.00%		10/1/2034	AA		705	779,167
Guam Waterworks	5.00%		1/1/2050	A-		600	724,780
Guam Waterworks	5.50%		7/1/2043	A-		525	571,518
Long Beach Nat Gas–ML	1.514% (3 Mo. LIBOR * .67 + 1.43%	)#	11/15/2026	A2		1,000	1,036,149
Long Beach Nat Gas–ML	5.50%		11/15/2037	A2		1,900	2,763,415
Los Angeles DWAP–Pwr Sys	5.25%		7/1/2037	Aa2		1,500	1,836,041
Los Angeles DWAP–Pwr Sys	5.25%		7/1/2049	Aa2		2,000	2,510,720
Los Angeles Wastewater	5.00%		6/1/2044	AA+		1,000	1,152,663
Middle Fork Proj Fin Auth	5.00%		4/1/2036	Baa3		1,950	2,425,719
Mountain House Util Sys (BAM)	4.00%		12/1/2045	AA		2,720	3,136,078
MSR Energy Auth–Citi	6.50%		11/1/2039	BBB+		2,575	4,037,786
MSR Energy Auth–Citi	7.00%		11/1/2034	BBB+		2,500	3,769,857
Northern CA Gas–Goldman Sachs	4.00%	#(b)	7/1/2049	A2		3,000	3,263,521
PR Aqueduct & Swr Auth†	5.00%		7/1/2030	NR		750	953,700
PR Aqueduct & Swr Auth†	5.00%		7/1/2035	NR		2,000	2,491,796
PR Aqueduct & Swr Auth†	5.00%		7/1/2047	NR		500	602,645
PR Elec Pwr Auth(d)	5.25%		7/1/2024	D	(c)	255	250,856

See Notes to Financial Statements.	165

Schedule of Investments (continued)

CALIFORNIA TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Utilities (continued)
PR Elec Pwr Auth(d)	5.25%		7/1/2033	D	(c)	$115	$113,131
PR Elec Pwr Auth(d)	7.00%		7/1/2040	D	(c)	450	453,938
San Diego Water	5.00%		8/1/2043	Aa3		1,000	1,233,073
San Francisco Pub Utils Commn	4.00%		10/1/2043	AA		1,250	1,448,798
Santa Maria Wtr & Wastewtr	5.00%		2/1/2027	AA-		1,000	1,015,819
Silicon Valley Clean Wtr	4.00%		8/1/2046	AA		1,500	1,705,301
Southern CA Pub Pwr Auth–Apex	5.00%		7/1/2038	AA-		1,000	1,114,868
Southern CA Pub Pwr Auth–Goldman Sachs	1.554% (3 Mo. LIBOR * .67 + 1.47%	)#	11/1/2038	A2		770	744,388
Southern CA Pub Pwr Auth–Goldman Sachs	5.00%		11/1/2033	A2		5,575	7,513,558
Stockton PFA–Wastewater (BAM)	5.00%		9/1/2029	AA		1,000	1,123,056
Transbay Pwr Auth	5.00%		10/1/2025	BBB+	(c)	1,130	1,312,183
Transbay Pwr Auth	5.00%		10/1/2027	BBB+	(c)	1,245	1,520,813
Transbay Pwr Auth	5.00%		10/1/2029	BBB+	(c)	1,370	1,742,129
Transbay Pwr Auth	5.00%		10/1/2031	BBB+	(c)	765	973,268
Transbay Pwr Auth	5.00%		10/1/2032	BBB+	(c)	1,090	1,382,516
Transbay Pwr Auth	5.00%		10/1/2034	BBB+	(c)	300	378,049
Transbay Pwr Auth	5.00%		10/1/2035	BBB+	(c)	200	251,613
Transbay Pwr Auth	5.00%		10/1/2038	BBB+	(c)	650	811,296
Valley Co Wtr Dist	4.50%		1/1/2048	AA-		1,245	1,440,031
Total							69,220,026
Total Investments in Securities 98.89% (cost $560,623,113)							597,614,045
Other Assets and Liabilities – Net(f) 1.11%							6,706,168
Net Assets 100.00%							$604,320,213

AGM	Insured by–Assured Guaranty Municipal Corporation.
AMT	Income from the security may be subject to Alternative Minimum Tax.
BAM	Insured by–Build America Mutual.
COP	Certificates of Participation.
FGIC	Insured by–Financial Guaranty Insurance Company.
LIBOR	London Interbank Offered Rate.
NPFGC	Insured by–National Public Finance Guarantee Corporation.
NR	Not Rated.
TCRS	Transferable Custodial Receipts.
#	Variable rate security. The interest rate represents the rate in effect at September 30, 2021.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At September 30, 2021, the total value of Rule 144A securities was $34,577,056 which represents 5.72% of net assets.
(a)	Unaudited.
(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	This investment has been rated by Fitch IBCA.
(d)	Defaulted (non-income producing security).
(e)	Securities purchased on a when-issued basis (See Note 2(g)).
(f)	Other Assets and Liabilities–Net include net unrealized appreciation on futures contracts as follows:

166	See Notes to Financial Statements.

Schedule of Investments (concluded)

CALIFORNIA TAX FREE FUND September 30, 2021

Open Futures Contracts at September 30, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. Long Bond	December 2021	17	Short	$(2,763,000)	$(2,706,718)	$56,282

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$–	$597,614,045	$–	$597,614,045
Total	$–	$597,614,045	$–	$597,614,045

Other Financial Instruments
Futures Contracts
Assets	$56,282	$–	$–	$56,282
Liabilities	–	–	–	–
Total	$56,282	$–	$–	$56,282

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	167

Schedule of Investments

NEW JERSEY TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

LONG-TERM INVESTMENTS 99.07%

MUNICIPAL BONDS 99.07%

Corporate-Backed 2.88%
Gloucester Co Poll Ctl–Logan AMT	5.00%	12/1/2024	BBB-	$170	$181,578
NJ EDA–Continental Airlines	5.25%	9/15/2029	Ba3	1,675	1,746,223
NJ EDA–Continental Airlines	5.50%	6/1/2033	Ba3	650	699,179
NJ EDA–Goethals Brdg AMT	5.00%	7/1/2023	A2	70	75,546
NJ EDA–Goethals Brdg AMT	5.00%	1/1/2028	A2	100	110,042
NJ EDA–Goethals Brdg AMT (AGM)	5.00%	1/1/2031	AA	225	248,500
Salem Co Poll Ctl–Chambers AMT	5.00%	12/1/2023	BBB	800	840,514
Total					3,901,582

Education 7.53%
Atlantic Co Impt Auth–Stockton Univ (AGM)	4.00%	7/1/2053	AA	350	406,534
Gloucester Co Impt Auth–Rowan Univ (BAM)	4.00%	7/1/2051	AA	650	751,922
Gloucester Co Impt Auth–Rowan Univ GTD	5.00%	7/1/2044	Aa1	370	454,997
NJ Ed Facs–NJ City Univ (AGM)	5.00%	7/1/2030	AA	840	986,855
NJ Ed Facs–Seton Hall Univ	4.00%	7/1/2046	BBB+	545	584,159
NJ Ed Facs–Seton Hall Univ (AGM)	3.25%	7/1/2049	AA	400	421,058
NJ Ed Facs–Stockton Univ	5.00%	7/1/2034	BBB+	325	370,532
NJ Ed Facs–Stockton Univ	5.00%	7/1/2041	Baa1	800	914,626
NJ Ed Facs–William Paterson Univ (AGM)	3.00%	7/1/2039	AA	250	266,865
NJ Ed Facs–William Paterson Univ (AGM)	3.00%	7/1/2040	AA	250	266,206
NJ EDA–Montclair St Univ (AGM)	5.00%	6/1/2042	AA	500	591,658
NJ EDA–NJ City Univ (AGM)	4.00%	7/1/2036	AA	720	853,280
NJ EDA–Stevens Inst Tech	3.00%	7/1/2050	BBB+	1,005	1,033,571
NJ EDA–Stevens Inst Tech	4.00%	7/1/2050	BBB+	200	225,876
NJ Higher Ed Assistance Auth AMT	2.50%	12/1/2040	AA	500	510,242
NJ Higher Ed Assistance Auth AMT	3.25%	12/1/2039	Aa1	650	689,756
NJ Higher Ed Assistance Auth AMT	4.125%	12/1/2024	Aaa	275	285,145
NJ Inst of Tech	5.00%	7/1/2033	A1	170	213,323
Rutgers State Univ	5.00%	5/1/2028	Aa3	300	376,545
Total					10,203,150

Financial Services 0.18%
NJ Higher Ed Assistance Auth AMT	5.00%	12/1/2028	Aaa	200	244,860

General Obligation 13.09%
Atlantic City GO (AGM)	5.00%	3/1/2037	AA	500	592,620

168	See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

General Obligation (continued)
Atlantic City GO (BAM)	5.00%	3/1/2042	AA	$750	$881,675
Cumberland Co Impt Auth (BAM)	4.00%	10/1/2048	AA	750	842,707
Essex Co GO GTD	4.00%	11/1/2049	Aaa	1,125	1,267,606
Gloucester Co Impt Auth–Rowan Univ GTD	4.00%	7/1/2048	Aa1	510	578,482
Hudson Cnty Impt Auth	4.00%	10/1/2046	AA	840	983,083
Hudson Cnty NJ GO	2.00%	11/15/2035	AA	920	902,689
Hudson Co GO	4.00%	10/1/2051	AA	350	407,884
Hudson Co Impt Auth–Solid Waste GTD	4.00%	1/1/2040	AA	500	580,443
Jersey City GO	5.00%	11/1/2033	AA-	135	164,917
Mercer Cnty GO	4.00%	4/1/2031	AA+	200	238,693
Mercer Co GO	4.00%	3/15/2040	AA+	190	220,520
Newark BOE (BAM)	3.00%	7/15/2038	AA	250	267,935
Newark BOE (BAM)	3.00%	7/15/2039	AA	250	267,152
Newark GO (AGM)	4.00%	10/1/2035	AA	250	288,282
Newark GO (AGM)	4.00%	10/1/2037	AA	275	315,220
Newark Hsg Auth–Port Newark	4.00%	1/1/2037	A+	550	609,422
NJ State GO	2.50%	6/1/2038	A3	1,020	1,032,734
NJ State GO	4.00%	6/1/2031	A3	1,090	1,340,367
NJ State GO	4.00%	6/1/2032	A3	590	733,313
NJ State GO	5.00%	6/1/2027	A3	185	213,939
NJ State GO	5.00%	6/1/2027	A3	680	834,531
PR Comwlth GO(b)	5.375%	7/1/2030	NR	1,000	955,000
Rutherford BOE	2.50%	12/15/2034	AA-	1,000	1,036,990
Somerset Co GO GTD	4.00%	9/1/2050	AAA	1,000	1,173,713
Union Co Util Auth–Covanta GTD AMT	4.75%	12/1/2031	AA+	1,000	1,006,967
Total					17,736,884

Health Care 12.43%
Camden Co Impt Auth–Cooper Hlth	5.00%	2/15/2030	BBB+	500	546,031
Camden Co Impt Auth–Cooper Hlth	5.00%	2/15/2032	BBB+	500	544,882
Camden Co Impt Auth–Cooper Hlth	5.75%	2/15/2042	BBB+	425	449,713
NJ EDA–Bancroft Neuro	5.00%	6/1/2036	NR	220	245,473
NJ Hlth–AHS Hsp Corp	5.00%	7/1/2030	AA-	105	127,016
NJ Hlth–AHS Hsp Corp	5.00%	7/1/2031	AA-	125	150,977
NJ Hlth–Atlanticare	2.375%	7/1/2046	AA-	500	469,281
NJ Hlth–Hackensack Meridian Hlth	5.00%	7/1/2027	AA-	300	371,968
NJ Hlth–Hackensack Meridian Hlth	5.00%	7/1/2029	AA-	620	761,222
NJ Hlth–Hackensack Meridian Hlth	5.00%	7/1/2031	AA-	640	780,151

See Notes to Financial Statements.	169

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Health Care (continued)
NJ Hlth–Hackensack Meridian Hlth	5.00%	7/1/2033	AA-	$260	$313,682
NJ Hlth–Inspira Hlth	4.00%	7/1/2047	A2	805	890,946
NJ Hlth–Inspira Hlth	5.00%	7/1/2034	A2	250	294,853
NJ Hlth–Inspira Hlth	5.00%	7/1/2035	A2	100	120,746
NJ Hlth–Inspira Hlth	5.00%	7/1/2042	A2	610	730,055
NJ Hlth–Princeton Hlth	5.00%	7/1/2039	AA	1,000	1,188,586
NJ Hlth–RWJ Barnabas	4.00%	7/1/2051	AA-	500	580,763
NJ Hlth–RWJ Barnabas	5.00%	7/1/2033	AA-	580	692,058
NJ Hlth–RWJ Barnabas	5.00%	7/1/2043	AA-	865	1,023,710
NJ Hlth–St Josephs Hlth	4.00%	7/1/2048	BBB-	1,200	1,310,844
NJ Hlth–St Josephs Hlth	5.00%	7/1/2027	BBB-	100	118,700
NJ Hlth–St Josephs Hlth	5.00%	7/1/2041	BBB-	750	864,095
NJ Hlth–St Peters Univ Hsp	5.75%	7/1/2037	BB+	600	601,779
NJ Hlth–Trinitas Hsp	5.00%	7/1/2030	BBB	245	284,271
NJ Hlth–Univ Hosp (AGM)	5.00%	7/1/2046	AA	1,000	1,142,571
NJ Hlth Fin Auth–Valley Health	4.00%	7/1/2044	A	1,010	1,156,011
NJ Hlth Fin Auth–Valley Health	5.00%	7/1/2028	A	595	749,190
NJ Hlth Fin Auth–Valley Health	5.00%	7/1/2030	A	255	326,732
Total					16,836,306

Housing 0.94%
Essex Co Imp Auth–NJIT Stud Hsg (BAM)	4.00%	8/1/2051	AA	1,000	1,169,526
NJ Hsg and Mtg Fin Auth	3.15%	5/1/2053	AA-	100	104,502
Total					1,274,028

Lease Obligations 20.79%
Gloucester Co Impt Auth–Rowan Univ (AGM)	5.00%	11/1/2029	AA	250	299,019
Gloucester Co Impt Auth–Rowan Univ (AGM)	5.00%	11/1/2030	AA	290	345,238
NJ Ed Facs–Higher Ed Cap Impt	5.00%	9/1/2033	Baa1	1,060	1,187,469
NJ Ed Facs–Higher Ed Cap Impt	5.00%	9/1/2036	Baa1	535	628,774
NJ Ed Facs–Higher Ed Cap Impt	5.50%	9/1/2033	Baa1	410	494,703
NJ EDA–Bldgs	5.00%	6/15/2047	Baa1	540	645,667
NJ EDA–Goethals Brdg AMT	5.375%	1/1/2043	BBB	1,560	1,723,754
NJ EDA–Goethals Brdg AMT	5.625%	1/1/2052	BBB	210	233,011
NJ EDA–Sch Facs	4.00%	6/15/2030	Baa1	745	800,392
NJ EDA–Sch Facs	4.00%	6/15/2049	Baa1	1,390	1,578,925
NJ EDA–Sch Facs	5.00%	6/15/2026	Baa1	145	167,694
NJ EDA–Sch Facs	5.00%	3/1/2028	Baa1	375	398,698

170	See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Lease Obligations (continued)
NJ EDA–Sch Facs	5.00%	6/15/2029	Baa1	$500	$603,911
NJ EDA–Sch Facs	5.00%	6/15/2030	Baa1	160	178,109
NJ EDA–Sch Facs	5.00%	6/15/2031	Baa1	745	828,935
NJ EDA–Sch Facs	5.00%	6/15/2034	Baa1	390	433,085
NJ EDA–Sch Facs	5.00%	6/15/2035	Baa1	640	760,421
NJ EDA–Sch Facs	5.00%	6/15/2042	Baa1	505	599,855
NJ EDA–Sch Facs	5.00%	6/15/2048	Baa1	500	608,054
NJ EDA–State House Proj	5.00%	6/15/2035	Baa1	750	928,091
NJ EDA–Transit	5.00%	11/1/2033	Baa1	500	628,598
NJ Hlth–Hsp Asset Trans	5.00%	10/1/2038	Baa1	520	620,864
NJ Trans Trust Fund	Zero Coupon	12/15/2031	Baa1	1,955	1,582,668
NJ Trans Trust Fund	Zero Coupon	12/15/2038	Baa1	1,120	726,693
NJ Trans Trust Fund	4.00%	6/15/2036	Baa1	850	1,004,884
NJ Trans Trust Fund	4.00%	12/15/2039	Baa1	1,145	1,316,476
NJ Trans Trust Fund	4.00%	6/15/2050	Baa1	1,360	1,526,737
NJ Trans Trust Fund	4.25%	12/15/2038	Baa1	370	427,983
NJ Trans Trust Fund	4.75%	6/15/2038	Baa1	980	1,089,742
NJ Trans Trust Fund	5.00%	6/15/2030	A+	545	641,445
NJ Trans Trust Fund	5.00%	6/15/2031	A+	400	469,294
NJ Trans Trust Fund	5.00%	12/15/2036	Baa1	530	654,876
NJ Trans Trust Fund	5.00%	6/15/2038	Baa1	1,380	1,525,701
NJ Trans Trust Fund	5.25%	6/15/2041	Baa1	205	235,883
NJ Trans Trust Fund	5.25%	6/15/2043	Baa1	720	895,714
PR Infra Fin Auth–Mepsi Campus(b)	6.50%	10/1/2037	NR	500	380,000
Salem Co Impr Auth (AGM)	4.00%	8/15/2042	AA	350	403,628
Salem Co Impr Auth (AGM)	4.00%	8/15/2048	AA	525	598,850
Total					28,173,841

Other Revenue 0.31%
Middlesex Co Impt Auth–Heldrich Ctr	6.25%	1/1/2037	NR	1,300	26,000
NJ EDA–Bancroft Neuro	5.00%	6/1/2041	NR	350	387,265
Total					413,265

Special Tax 0.54%
NJ EDA–Kapkowski Rd Landfill	6.50%	4/1/2028	Ba2	675	737,131

Tax Revenue 5.27%
Casino Reinv Dev Auth	5.25%	11/1/2039	Baa2	525	562,382
Casino Reinv Dev Auth (AGM)	5.00%	11/1/2032	AA	500	548,272

See Notes to Financial Statements.	171

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Tax Revenue (continued)
Garden St Preservation Trust (AGM)	5.75%	11/1/2028	AA	$1,205	$1,479,918
Guam–Business Privilege Tax(c)	4.00%	1/1/2042	Ba1	250	279,904
NJ EDA–Cigarette Tax	4.25%	6/15/2027	BBB	550	562,808
NJ EDA–Cigarette Tax	5.00%	6/15/2025	BBB	330	339,786
NJ EDA–Cigarette Tax	5.00%	6/15/2029	BBB	120	123,450
NJ Trans Trust Fund	3.00%	6/15/2050	Baa1	400	411,014
PR Corp Sales Tax	Zero Coupon	7/1/2029	NR	18	15,525
PR Corp Sales Tax	Zero Coupon	7/1/2031	NR	235	187,548
PR Corp Sales Tax	Zero Coupon	7/1/2033	NR	646	479,674
PR Corp Sales Tax	Zero Coupon	7/1/2051	NR	2,675	639,213
PR Corp Sales Tax	4.329%	7/1/2040	NR	96	106,696
PR Corp Sales Tax	4.329%	7/1/2040	NR	492	546,815
PR Corp Sales Tax	4.536%	7/1/2053	NR	18	19,950
PR Corp Sales Tax	4.55%	7/1/2040	NR	19	21,399
PR Corp Sales Tax	4.75%	7/1/2053	NR	267	299,423
PR Corp Sales Tax	4.784%	7/1/2058	NR	40	44,943
PR Corp Sales Tax	5.00%	7/1/2058	NR	420	477,439
Total					7,146,159

Tobacco 3.70%
NJ EDA–Cigarette Tax	5.00%	6/15/2026	BBB	1,025	1,055,082
Tobacco Settlement Fin Corp NJ	5.00%	6/1/2046	BB+	2,350	2,755,357
Tobacco Settlement Fin Corp NJ	5.25%	6/1/2046	BBB+	1,000	1,207,177
Total					5,017,616

Transportation 23.71%
Delaware River & Bay Auth	4.00%	1/1/2044	A1	850	975,382
Delaware River & Bay Auth	5.00%	1/1/2042	A1	1,025	1,077,562
Delaware River Port Auth	5.00%	1/1/2022	A	615	621,753
Delaware River Port Auth	5.00%	1/1/2040	A+	520	642,234
Delaware River Toll Brdg Commn	3.00%	7/1/2049	A1	1,000	1,052,024
Delaware River Toll Brdg Commn	4.00%	7/1/2047	A1	1,205	1,332,963
Delaware River Toll Brdg Commn	5.00%	7/1/2030	A1	280	342,060
NJ EDA–Goethals Brdg AMT (AGM)	5.125%	1/1/2039	AA	925	1,020,459
NJ EDA–Port Newark AMT	5.00%	10/1/2047	Baa3	930	1,064,753
NJ EDA–Transit	4.00%	11/1/2044	Baa1	275	313,749
NJ Tpk Auth	4.00%	1/1/2043	A+	1,010	1,151,734
NJ Tpk Auth	4.00%	1/1/2048	A+	1,000	1,142,848

172	See Notes to Financial Statements.

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Transportation (continued)
NJ Tpk Auth	4.00%	1/1/2051	A+	$1,015	$1,175,949
NJ Tpk Auth	5.00%	1/1/2030	A+	510	615,864
NJ Tpk Auth	5.00%	1/1/2030	A+	585	728,133
NJ Tpk Auth	5.00%	1/1/2033	A+	560	693,753
NJ Tpk Auth	5.00%	1/1/2034	A+	510	581,262
NJ Tpk Auth	5.00%	1/1/2034	A+	615	739,497
NJ Tpk Auth	5.00%	1/1/2035	A+	515	603,952
NJ Tpk Auth	5.00%	1/1/2037	A+	340	417,043
NJ Tpk Auth (AGM)	5.25%	1/1/2028	AA	810	1,030,024
NJ Trans Trust Fund	4.00%	6/15/2050	Baa1	1,080	1,235,457
NJ Trans Trust Fund	5.00%	6/15/2028	A+	1,000	1,183,171
Port Auth NY & NJ	4.00%	7/15/2040	Aa3	435	511,821
Port Auth NY & NJ	4.00%	9/1/2043	Aa3	850	983,136
Port Auth NY & NJ	5.00%	11/15/2033	Aa3	500	615,400
Port Auth NY & NJ	5.00%	10/15/2035	Aa3	500	604,290
Port Auth NY & NJ	5.00%	7/15/2038	Aa3	420	518,351
Port Auth NY & NJ	5.00%	11/15/2047	Aa3	575	698,859
Port Auth NY & NJ AMT	4.00%	9/1/2043	Aa3	950	1,086,367
Port Auth NY & NJ AMT	4.00%	11/1/2059	Aa3	200	227,883
Port Auth NY & NJ AMT	4.00%	7/15/2061	Aa3	500	570,162
Port Auth NY & NJ AMT	5.00%	9/15/2029	Aa3	320	397,434
Port Auth NY & NJ AMT	5.00%	9/15/2032	Aa3	505	619,676
Port Auth NY & NJ AMT	5.00%	11/15/2032	Aa3	500	598,135
Port Auth NY & NJ AMT	5.00%	9/15/2033	Aa3	560	683,475
Port Auth NY & NJ AMT	5.00%	10/15/2036	Aa3	1,190	1,329,992
South Jersey Port Corp AMT	5.00%	1/1/2048	Baa1	500	587,766
South Jersey Trans Auth	5.00%	11/1/2039	BBB+	530	582,920
South Jersey Trans Auth (BAM)	4.00%	11/1/2050	AA	1,000	1,148,797
South Jersey Trans Auth (BAM)	5.00%	11/1/2045	AA	500	621,072
Total					32,127,162

Utilities 7.70%
Guam Pwr Auth (AGM)	5.00%	10/1/2034	AA	400	442,081
Guam Waterworks	5.00%	7/1/2036	A-	100	113,076
Guam Waterworks	5.00%	1/1/2050	A-	300	362,390
NJ EDA–Middlesex Water AMT	4.00%	8/1/2059	A+	500	546,193
NJ EDA–Nat Gas	3.50%	4/1/2042	A1	1,655	1,714,300
NJ EDA–Nat Gas AMT	3.00%	8/1/2041	A1	1,000	1,019,551

See Notes to Financial Statements.	173

Schedule of Investments (continued)

NEW JERSEY TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Utilities (continued)
NJ EDA–NJ American Wtr Co AMT	2.20%	#(d)	10/1/2039	A+		$500	$525,390
NJ EDA–UMM Energy AMT	4.75%		6/15/2032	Baa2		1,000	1,022,902
NJ Infra Bank-NJ-Am Wtr Co AMT	4.00%		9/1/2036	AAA		335	382,009
NJ Infra Bank-NJ-Am Wtr Co AMT	4.00%		9/1/2047	AAA		1,500	1,680,521
NJ Tpk Auth	5.00%		1/1/2031	A+		510	634,254
Passaic Valley Swr (AGM)	3.00%		12/1/2038	AA		1,000	1,085,057
PR Aqueduct & Swr Auth†	5.00%		7/1/2030	NR		250	317,900
PR Aqueduct & Swr Auth†	5.00%		7/1/2047	NR		250	301,323
PR Elec Pwr Auth(b)	5.00%		7/1/2037	D	(e)	110	107,800
PR Elec Pwr Auth(b)	5.75%		7/1/2036	D	(e)	75	74,250
PR Elec Pwr Auth(b)	7.00%		7/1/2040	D	(e)	100	100,875
Total							10,429,872
Total Investments in Securities 99.07% (cost $126,236,753)							134,241,856
Other Assets and Liabilities – Net 0.93%							1,265,575
Net Assets 100.00%							$135,507,431
AGM	Insured by–Assured Guaranty Municipal Corporation.
AMT	Income from the security may be subject to Alternative Minimum Tax.
BAM	Insured by–Build America Mutual.
GTD	Guaranteed.
NR	Not Rated.
#	Variable rate security. The interest rate represents the rate in effect at September 30, 2021.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At September 30, 2021, the total value of Rule 144A securities was $619,223 which represents 0.46% of net assets.
(a)	Unaudited.
(b)	Defaulted (non-income producing security).
(c)	Securities purchased on a when-issued basis (See Note 2(g)).
(d)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(e)	This investment has been rated by Fitch IBCA.

174	See Notes to Financial Statements.

Schedule of Investments (concluded)

NEW JERSEY TAX FREE FUND September 30, 2021

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$–	$134,241,856	$–	$134,241,856
Total	$–	$134,241,856	$–	$134,241,856

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the fiscal year in relation to the Fund’s net assets.

See Notes to Financial Statements.	175

Schedule of Investments

NEW YORK TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

LONG-TERM INVESTMENTS 99.13%

MUNICIPAL BONDS 99.13%

Corporate-Backed 8.89%
Brooklyn Arena LDC–Barclays Ctr	Zero Coupon		7/15/2047	Ba1		$250	$118,706
Build NYC Res Corp–Pratt Paper AMT†	4.50%		1/1/2025	NR		180	192,685
Build NYC Res Corp–Pratt Paper AMT†	5.00%		1/1/2035	NR		250	278,673
Liberty Dev Corp–Goldman Sachs	5.25%		10/1/2035	A2		7,215	10,160,964
Liberty Dev Corp–Goldman Sachs	5.50%		10/1/2037	A2		3,380	4,975,645
Niagara Area Dev Corp–Covanta AMT†	4.75%		11/1/2042	B1		1,750	1,829,464
NY Env Facs–Casella Waste AMT	2.75%	#(b)	9/1/2050	B		500	524,588
NY Env Facs–Casella Waste AMT†	2.875%	#(b)	12/1/2044	B		1,500	1,607,743
NY Liberty Dev Corp–3 WTC†	5.00%		11/15/2044	NR		6,655	7,292,715
NY Liberty Dev Corp–3 WTC†	5.15%		11/15/2034	NR		750	837,340
NY Liberty Dev Corp–3 WTC†	7.25%		11/15/2044	NR		1,000	1,110,608
NY Liberty Dev Corp–4 WTC	2.875%		11/15/2046	A		3,040	3,065,901
NY Liberty Dev Corp–4 WTC	3.00%		11/15/2051	A		1,500	1,532,516
NY Liberty Dev Corp–7 WTC	5.00%		9/15/2040	Aaa		1,015	1,035,491
NY Liberty Dev Corp–BofA Tower	2.80%		9/15/2069	Baa2		4,630	4,708,480
NY Trans Dev Corp–American Airlines AMT	2.25%		8/1/2026	B	(c)	250	256,224
NY Trans Dev Corp–American Airlines AMT	3.00%		8/1/2031	B	(c)	500	536,213
NY Trans Dev Corp–American Airlines AMT	5.25%		8/1/2031	B-		1,550	1,842,384
NY Trans Dev Corp–American Airlines AMT	5.375%		8/1/2036	B-		1,025	1,291,273
NY Trans Dev Corp–JFK IAT AMT	4.00%		12/1/2038	Baa1		2,370	2,696,486
NYC IDA–TRIPS	5.00%		7/1/2028	BBB+		1,825	1,877,767
Westchester Co LDC–Miriam Osborn Memorial	5.00%		7/1/2034	A-	(c)	200	226,256
Total							47,998,122

Education 13.58%
Build NYC Res Corp–Manhattan Clg	5.00%		8/1/2033	A-		1,125	1,343,511
Build NYC Res Corp–NY Law	5.00%		7/1/2041	BBB-		1,175	1,333,997
Build NYC Res Corp–Packer Collegiate	5.00%		6/1/2040	A2		1,000	1,104,908
Dutchess Co LDC–Bard College†	5.00%		7/1/2045	BB+		1,000	1,199,527
Dutchess Co LDC–Bard College†	5.00%		7/1/2051	BB+		1,000	1,194,315
Dutchess Co LDC–Culinary Institute	5.00%		7/1/2033	Baa2		390	443,790
Dutchess Co LDC–Culinary Institute	5.00%		7/1/2041	Baa2		200	225,071
Dutchess Co LDC–Culinary Institute	5.00%		7/1/2046	Baa2		275	307,540
Dutchess Co LDC–Vassar College	5.00%		7/1/2034	Aa3		250	304,165

176	See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Education (continued)
Dutchess Co LDC–Millbrook	4.00%	9/1/2051	A	$2,500	$2,866,789
Hempstead Town LDC–Adelphi Univ	4.00%	2/1/2039	A-	2,125	2,393,802
Hempstead Town LDC–Adelphi Univ	5.00%	6/1/2029	A-	430	538,537
Hempstead Town LDC–Adelphi Univ	5.00%	6/1/2030	A-	200	254,640
Hempstead Town LDC–Adelphi Univ	5.00%	6/1/2031	A-	300	390,207
Hempstead Town LDC–Adelphi Univ	5.00%	6/1/2032	A-	330	420,129
Hempstead Town LDC–Hofstra Univ	5.00%	7/1/2042	A	545	659,287
Hempstead Town LDC–Molloy Clg	5.00%	7/1/2034	BBB	825	966,119
Hempstead Town LDC–Molloy Clg	5.00%	7/1/2037	BBB	630	734,307
Hempstead Town LDC–Molloy Clg	5.00%	7/1/2039	BBB	555	644,688
Monroe Co IDA–Univ of Rochester	5.00%	7/1/2031	AA-	350	429,052
New Rochelle LDC–Iona Clg	5.00%	7/1/2028	BBB	205	232,101
New Rochelle LDC–Iona Clg	5.00%	7/1/2029	BBB	250	282,125
New Rochelle LDC–Iona Clg	5.00%	7/1/2030	BBB	220	246,920
New Rochelle LDC–Iona Clg	5.00%	7/1/2031	BBB	200	223,679
NY Dorm–Barnard Clg	4.00%	7/1/2034	A2	450	529,198
NY Dorm–Barnard Clg	4.00%	7/1/2036	A2	325	380,327
NY Dorm–Barnard Clg	4.00%	7/1/2037	A2	710	828,619
NY Dorm–Barnard Clg	4.00%	7/1/2045	A2	1,020	1,169,504
NY Dorm–Barnard Clg	5.00%	7/1/2028	A2	590	680,843
NY Dorm–Fordham Univ	4.00%	7/1/2050	A	3,500	4,004,114
NY Dorm–Fordham Univ	5.00%	7/1/2035	A	550	651,215
NY Dorm–Long Island Univ	5.00%	9/1/2026	Baa2	1,000	1,043,443
NY Dorm–Mt Sinai Sch Med	5.00%	7/1/2040	A-	2,000	2,268,982
NY Dorm–NYU	4.00%	7/1/2045	Aa2	1,000	1,153,562
NY Dorm–NYU	5.00%	7/1/2028	Aa2	1,000	1,239,451
NY Dorm–NYU	5.00%	7/1/2029	Aa2	1,000	1,232,186
NY Dorm–NYU	5.00%	7/1/2042	Aa2	1,500	1,888,807
NY Dorm–Pace Univ	4.00%	5/1/2022	NR	25	25,559
NY Dorm–Pace Univ	5.00%	5/1/2023	NR	20	21,515
NY Dorm–Pace Univ	5.00%	5/1/2023	BBB-	905	968,449
NY Dorm–PIT	5.00%	2/15/2039	AA+	1,000	1,199,372
NY Dorm–PIT	5.00%	2/15/2041	NR	5	6,220
NY Dorm–PIT	5.00%	2/15/2041	AA+	2,995	3,637,388
NY Dorm–Pratt Institute	5.00%	7/1/2034	NR	1,035	1,165,895
NY Dorm–Pratt Institute	5.00%	7/1/2039	A2	1,010	1,188,124
NY Dorm–St Johns Univ	5.00%	7/1/2027	A-	250	288,362

See Notes to Financial Statements.	177

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Education (continued)
NY Dorm–SUNY Empire Commons	5.00%	5/1/2030	A		$350	$408,862
NY Dorm–SUNY Empire Commons	5.00%	5/1/2032	A		250	290,470
NY Dorm–The New School	5.00%	7/1/2028	A3		780	935,690
NY Dorm–Touro Clg	5.00%	1/1/2047	BBB-	(c)	1,630	1,876,286
NY Dorm–Touro Clg	5.25%	1/1/2034	BBB-	(c)	1,225	1,343,745
NY Dorm Auth–NYU	4.00%	7/1/2046	Aa2		2,300	2,712,501
NYC IDA–Yankee Stadium (AGM)	3.00%	3/1/2049	AA		2,000	2,103,370
NYC IDA–Yankee Stadium (AGM)	4.00%	3/1/2045	AA		1,600	1,838,698
Onondaga CDC–Upstate Prop Dev	5.50%	12/1/2031	NR		1,000	1,008,464
Rochester Institute of Technology	4.00%	7/1/2044	A1		4,510	5,175,942
Rochester Institute of Technology	5.00%	7/1/2049	A1		1,530	1,879,396
St Lawrence IDA–Clarkson Univ	5.00%	9/1/2037	Baa1		455	578,141
St Lawrence IDA–Clarkson Univ	5.00%	9/1/2038	Baa1		475	601,948
St Lawrence IDA–Clarkson Univ	5.00%	9/1/2041	Baa1		160	200,808
Troy Cap Res Corp–RPI	4.00%	9/1/2031	A3		250	301,036
Troy Cap Res Corp–RPI	4.00%	9/1/2032	A3		500	596,831
Troy Cap Res Corp–RPI	4.00%	9/1/2033	A3		110	130,649
Troy Cap Res Corp–RPI	4.00%	9/1/2034	A3		160	189,668
Troy Cap Res Corp–RPI	4.00%	9/1/2035	A3		190	224,972
Troy Cap Res Corp–RPI	4.00%	9/1/2036	A3		300	354,138
Troy Cap Res Corp–RPI	4.00%	9/1/2040	A3		1,000	1,168,229
Troy Cap Res Corp–RPI	5.00%	8/1/2032	A3		1,415	1,633,860
Univ of Rochester	4.00%	7/1/2043	AA-		1,000	1,133,711
Westchester Co LDC–Miriam Osborn Memorial	5.00%	7/1/2042	A-	(c)	450	505,240
Westchester Co LDC–Sarah Lawrence College	4.00%	6/1/2033	BBB-		1,700	1,826,400
Total						73,329,396

General Obligation 6.91%
City of Syracuse	4.00%	5/15/2034	A1		725	810,989
Erie CO GO	5.00%	9/15/2028	AA-		275	321,725
Jefferson Co–Samaritan Med Ctr	5.00%	11/1/2037	BB		2,000	2,297,350
NY Dorm–Sch Dist (AGM)	5.00%	10/1/2027	AA		1,000	1,134,417
NYC GO	4.00%	8/1/2034	AA		3,000	3,590,409
NYC GO	4.00%	8/1/2037	AA		2,000	2,368,531
NYC GO	4.00%	3/1/2050	AA		1,500	1,711,961
NYC GO	5.00%	8/1/2026	AA		1,000	1,208,566

178	See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

General Obligation (continued)
NYC GO	5.00%	8/1/2026	AA		$1,750	$2,044,667
NYC GO	5.00%	8/1/2027	AA		1,700	1,951,313
NYC GO	5.00%	8/1/2029	AA		3,000	3,608,256
NYC GO	5.00%	10/1/2039	AA		1,000	1,211,606
NYC GO	5.00%	8/1/2043	AA		1,370	1,699,201
NYC GO	5.00%	12/1/2044	AA		2,535	3,104,840
NYC GO	5.00%	4/1/2045	AA		1,380	1,660,603
NYC GO	5.00%	3/1/2050	AA		2,000	2,488,248
PR Comwlth GO(d)	5.00%	7/1/2027	NR		65	62,969
PR Comwlth GO(d)	5.125%	7/1/2028	NR		155	148,412
PR Comwlth GO(d)	5.375%	7/1/2030	NR		4,185	3,996,675
PR Comwlth GO(d)	5.50%	7/1/2027	NR		60	55,275
PR Comwlth GO(d)	6.125%	7/1/2033	NR		170	165,325
Suffolk Co GO (AGM)	5.00%	2/1/2025	AA		1,460	1,672,705
Total						37,314,043

Health Care 11.57%
Brookhaven Co–Jefferson’s Ferry Proj	4.00%	11/1/2045	BBB	(c)	1,000	1,119,553
Brookhaven Co–Jefferson’s Ferry Proj	4.00%	11/1/2055	BBB	(c)	1,000	1,113,204
Brookhaven Co–Long Island Cmnty Hospital	4.00%	10/1/2045	BBB-		1,865	2,117,862
Brookhaven Co–Long Island Cmnty Hospital	5.00%	10/1/2050	BBB-		1,000	1,226,065
Broome Co–United Health Services (AGM)	3.00%	4/1/2036	AA		1,030	1,101,886
Broome Co–United Health Services (AGM)	3.00%	4/1/2037	AA		1,500	1,599,864
Buffalo & Erie IDC–Catholic Hlth	5.00%	7/1/2025	BBB		300	346,315
Buffalo & Erie IDC–Orchard Park	5.00%	11/15/2037	BBB	(c)	1,000	1,123,362
Dutchess Co LDC–Health Quest	5.00%	7/1/2034	A-		500	563,234
Dutchess Co LDC–Health Quest	5.00%	7/1/2035	A-		1,600	1,888,746
Dutchess Co LDC–Nuvance Hlth	4.00%	7/1/2044	A-		1,250	1,427,814
Dutchess Co LDC–Nuvance Hlth	4.00%	7/1/2049	A-		2,120	2,407,452
Monroe Co IDA–Rochester General Hospital	4.00%	12/1/2035	BBB+		500	590,779
Monroe Co IDA–Rochester General Hospital	4.00%	12/1/2036	BBB+		425	500,142
Monroe Co IDA–Rochester General Hospital	5.00%	12/1/2034	BBB+		250	291,365
Nassau Co LEAC–Catholic Hlth LI	5.00%	7/1/2027	A-		625	699,331
Nassau Co LEAC–Catholic Hlth LI	5.00%	7/1/2028	A-		2,045	2,286,428
Nassau Co LEAC–Catholic Hlth LI	5.00%	7/1/2033	A-		600	667,013
NY Dorm–Catholic Hlth	4.00%	7/1/2045	BBB		2,895	3,239,795
NY Dorm–Catholic Hlth	5.00%	7/1/2032	BBB		500	515,015
NY Dorm–Maimondes Med Ctr	3.00%	2/1/2050	AA+		1,000	1,040,519

See Notes to Financial Statements.	179

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Health Care (continued)
NY Dorm–Montefiore	4.00%	8/1/2036	BBB-		$475	$537,634
NY Dorm–Montefiore	4.00%	8/1/2037	BBB-		1,720	1,942,099
NY Dorm–Montefiore	4.00%	8/1/2038	BBB-		595	670,501
NY Dorm–Montefiore	4.00%	9/1/2050	BBB-		4,000	4,489,970
NY Dorm–Montefiore	5.00%	8/1/2033	BBB-		1,040	1,263,657
NY Dorm–Montefiore	5.00%	8/1/2034	BBB-		390	472,602
NY Dorm–Montefiore	5.00%	8/1/2035	BBB-		525	635,183
NY Dorm–Northwell Health	5.00%	5/1/2028	A-		1,000	1,149,334
NY Dorm–NYU Langone	4.00%	7/1/2053	A		2,500	2,870,423
NY Dorm–NYU Langone	5.00%	7/1/2032	A		810	950,390
NY Dorm–NYU Langone	5.00%	7/1/2033	A		760	890,010
NY Dorm–Orange Regl Med Ctr†	5.00%	12/1/2026	BBB-		1,000	1,142,785
NY Dorm–Orange Regl Med Ctr†	5.00%	12/1/2029	BBB-		1,900	2,295,664
NYC Hlth & Hsp Corp	4.00%	2/15/2045	Aa3		1,250	1,456,619
NYC Hlth & Hsp Corp	4.00%	2/15/2048	Aa3		1,285	1,492,670
NYC IDA–Yankee Stadium	3.00%	3/1/2049	Baa1		2,000	2,035,537
Oneida Co–Mohawk Valley Hlth (AGM)	4.00%	12/1/2049	AA		4,645	5,202,322
Southhold LDC–Peconic Landing	5.00%	12/1/2045	BBB-	(c)	1,000	1,087,186
Tompkins Co Dev Corp–Kendal Ithaca	5.00%	7/1/2044	BBB+		920	1,004,334
Westchester Co LDC–Westchester Med Ctr	5.00%	11/1/2033	Baa2		1,000	1,149,996
Westchester Co LDC–Westchester Med Ctr	5.00%	11/1/2034	Baa2		985	1,132,180
Westchester Co LDC–Westchester Med Ctr	5.00%	11/1/2046	Baa2		2,240	2,560,447
Westchester Co LDC–Westchester Med Ctr	6.00%	11/1/2030	Baa2		110	110,417
Westchester Co LDC–Westchester Med Ctr	6.125%	11/1/2037	Baa2		40	40,158
Total						62,447,862

Housing 0.96%
NYC HDC	3.35%	11/1/2065	AA+		1,915	1,982,231
NYC Hsg–8 Spruce St	4.50%	2/15/2048	NR		1,000	1,034,227
NYS HFA	3.15%	11/1/2054	Aa2		1,000	1,027,370
Westchester Co LDC–SUNY Purchase Hsg	5.00%	6/1/2047	BBB		1,000	1,122,120
Total						5,165,948

Lease Obligations 2.85%
Erie Co IDA–Buffalo Sch Dist	5.00%	5/1/2027	AA		1,750	2,060,874
Erie Co IDA–Buffalo Sch Dist	5.00%	5/1/2028	AA		1,050	1,234,203
Hudson Yards	5.00%	2/15/2031	Aa3		2,000	2,411,459

180	See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Lease Obligations (continued)
Hudson Yards	5.00%		2/15/2033	Aa3	$1,075	$1,290,686
NY Dorm–Saint Lawerence-Lewis Boces (BAM)	4.00%		8/15/2050	AA	2,500	2,734,542
NY Liberty Dev Corp–4 WTC	5.00%		11/15/2031	A	1,000	1,005,578
NYC Eductnl Const	4.00%		4/1/2038	AA-	1,525	1,809,025
NYC TFA–Bldg Aid	5.00%		7/15/2035	AA	2,005	2,439,787
PR Infra Fin Auth–Mepsi Campus(d)	6.50%		10/1/2037	NR	500	380,000
Total						15,366,154

Other 0.78%
Build NYC Res Corp–Childrens Aid Soc	4.00%		7/1/2044	A+	1,340	1,530,616
Build NYC Res Corp–Childrens Aid Soc	4.00%		7/1/2049	A+	2,380	2,702,706
Total						4,233,322

Other Revenue 1.32%
Brooklyn Arena LDC–Barclays Ctr	5.00%		7/15/2042	Ba1	3,000	3,473,247
Build NYC Res Corp–Shefa School†	5.00%		6/15/2051	NR	1,315	1,550,572
NYC Cultural–Lincoln Center	4.00%		12/1/2033	A	1,750	2,104,869
Total						7,128,688

Special Tax 1.79%
NYC IDA–Queens Stadium (AGM)	3.00%		1/1/2040	AA	1,975	2,115,866
NYC IDA–Queens Stadium (AGM)	3.00%		1/1/2046	AA	1,095	1,148,437
NYC IDA–Yankee Stadium	4.00%		3/1/2045	Baa1	1,800	2,029,627
NYC IDA–Yankee Stadium (AGC)	Zero Coupon		3/1/2043	AA	420	240,759
NYC IDA–Yankee Stadium (AGC)	Zero Coupon		3/1/2044	AA	640	354,281
NYC IDA–Yankee Stadium (AGC)	Zero Coupon		3/1/2047	AA	370	184,814
NYC IDA–Yankee Stadium (FGIC)	6.246% (CPI Based	)#	3/1/2026	Baa1	3,450	3,609,372
Total						9,683,156

Tax Revenue 14.02%
Guam–Business Privilege Tax(e)	4.00%		1/1/2042	Ba1	750	839,713
Hudson Yards	5.75%		2/15/2047	AA-	875	878,692
MTA NY–Dedicated Tax	4.00%		11/15/2035	AA	330	372,925
MTA NY–Dedicated Tax	5.00%		11/15/2034	AA	1,045	1,281,915
MTA NY–Dedicated Tax	5.25%		11/15/2031	AA	1,215	1,469,766
MTA NY–Dedicated Tax	5.25%		11/15/2032	AA	650	786,623
MTA NY–Dedicated Tax	5.25%		11/15/2034	AA	455	551,172
NY Dorm–PIT	4.00%		3/15/2048	Aa2	1,900	2,171,747

See Notes to Financial Statements.	181

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Tax Revenue (continued)
NY Dorm–PIT	4.00%	3/15/2049	Aa2		$5,895	$6,750,763
NY Dorm–PIT	5.00%	3/15/2027	AA+		1,250	1,441,591
NY Dorm–PIT	5.00%	3/15/2032	Aa2		3,000	3,813,886
NY Dorm–PIT	5.00%	2/15/2042	AA+		2,055	2,492,204
NY Dorm–PIT	5.00%	3/15/2045	Aa2		2,000	2,433,568
NY Dorm–Sales Tax	5.00%	3/15/2043	AA+		2,025	2,431,201
NY Dorm–Touro Clg	4.00%	1/1/2043	BBB-	(c)	210	228,093
NY UDC–PIT	4.00%	3/15/2045	Aa2		1,000	1,150,662
NY UDC–PIT	4.00%	3/15/2047	AA+		1,650	1,861,722
NY UDC–PIT	5.00%	3/15/2033	AA+		2,010	2,145,458
NY UDC–PIT	5.00%	3/15/2036	AA+		1,500	1,661,919
NY UDC–PIT	5.00%	3/15/2040	AA+		1,000	1,217,171
NY UDC Sales Tax	4.00%	3/15/2044	Aa2		1,250	1,438,135
NYC TFA–Future Tax	4.00%	8/1/2039	AAA		1,000	1,157,676
NYC TFA–Future Tax	4.00%	11/1/2042	AAA		1,675	1,936,347
NYC TFA–Future Tax	4.00%	5/1/2043	AAA		2,000	2,285,500
NYC TFA–Future Tax	4.00%	5/1/2045	AAA		2,020	2,331,872
NYC TFA–Future Tax	5.00%	11/1/2030	AAA		2,075	2,534,337
NYC TFA–Future Tax	5.00%	11/1/2032	AAA		1,535	1,865,230
NYC TFA–Future Tax	5.00%	5/1/2035	AAA		1,230	1,490,123
NYC TFA–Future Tax	5.00%	8/1/2040	AAA		2,530	3,076,463
NYC TFA–Future Tax	5.00%	8/1/2041	AAA		2,975	3,610,872
NYC TFA–Future Tax	5.00%	8/1/2042	AAA		2,700	3,324,951
NYC TFA–Future Tax	5.00%	2/1/2043	AAA		2,510	2,993,934
NYC TFA–Future Tax	5.00%	5/1/2043	AAA		1,400	1,680,503
PR Corp Sales Tax	Zero Coupon	7/1/2029	NR		163	140,586
PR Corp Sales Tax	Zero Coupon	7/1/2031	NR		708	565,038
PR Corp Sales Tax	Zero Coupon	7/1/2033	NR		710	527,196
PR Corp Sales Tax	Zero Coupon	7/1/2051	NR		7,476	1,786,452
PR Corp Sales Tax	4.329%	7/1/2040	NR		489	543,481
PR Corp Sales Tax	4.329%	7/1/2040	NR		858	953,591
PR Corp Sales Tax	4.536%	7/1/2053	NR		64	70,935
PR Corp Sales Tax	4.55%	7/1/2040	NR		153	172,319
PR Corp Sales Tax	4.75%	7/1/2053	NR		1,199	1,344,598
PR Corp Sales Tax	4.784%	7/1/2058	NR		180	202,241
PR Corp Sales Tax	5.00%	7/1/2058	NR		1,922	2,184,853

182	See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2021

Investments	Interest Rate		Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Tax Revenue (continued)
Triborough Brdg & Tunl Auth–Payroll Mobility Tax	4.00%		5/15/2046	AA+	$1,280	$1,498,306
Total						75,696,330

Tobacco 3.90%
Erie Co Tobacco	Zero Coupon		6/1/2055	NR	8,000	856,218
Erie Co Tobacco†	Zero Coupon		6/1/2060	NR	20,000	1,087,058
Monroe Co Tobacco†	Zero Coupon		6/1/2061	NR	10,000	499,662
Nassau Co Tobacco	Zero Coupon		6/1/2060	NR	15,000	1,140,970
Nassau Co Tobacco	5.125%		6/1/2046	CCC+	2,085	2,118,010
NY Co Tobacco Trust	Zero Coupon		6/1/2060	NR	20,000	1,283,984
Rockland Tobacco†	Zero Coupon		8/15/2060	NR	10,575	577,546
Suffolk Tobacco Asset Sec Corp	Zero Coupon		6/1/2066	NR	6,000	1,146,785
Suffolk Tobacco Asset Sec Corp	4.00%		6/1/2050	BBB-	2,500	2,825,673
Suffolk Tobacco Asset Sec Corp	6.00%		6/1/2048	NR	1,350	1,353,897
Suffolk Tobacco Asset Sec Corp	6.625%		6/1/2044	NR	200	202,023
TSASC	5.00%		6/1/2034	A-	1,000	1,189,171
TSASC	5.00%		6/1/2035	A-	300	356,214
TSASC	5.00%		6/1/2036	A-	100	118,559
TSASC	5.00%		6/1/2041	A-	510	591,160
TSASC	5.00%		6/1/2048	NR	3,300	3,607,716
Westchester Tobacco Asset Sec Corp	5.125%		6/1/2051	BB-	1,845	2,099,001
Total						21,053,647

Transportation 24.86%
Buffalo & Erie PBA–Peace Bridge	5.00%		1/1/2034	A+	600	715,708
MTA NY	4.00%		11/15/2051	A3	3,090	3,410,441
MTA NY	4.75%		11/15/2045	A3	3,095	3,634,479
MTA NY	5.00%		11/15/2028	A3	790	976,228
MTA NY	5.00%		11/15/2029	A3	1,900	2,317,535
MTA NY	5.00%		11/15/2029	A3	1,650	1,920,897
MTA NY	5.00%		11/15/2030	A3	1,745	2,072,368
MTA NY	5.00%		11/15/2030	A3	205	248,717
MTA NY	5.00%		11/15/2033	A3	1,640	1,998,075
MTA NY	5.00%		11/15/2041	A3	1,050	1,208,447
MTA NY	5.00%	#(b)	11/15/2045	A3	900	1,144,156
MTA NY	5.00%		11/15/2050	A3	2,005	2,403,261
MTA NY	5.25%		11/15/2028	A3	3,740	4,407,912

See Notes to Financial Statements.	183

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Transportation (continued)
MTA NY	5.25%	11/15/2035	A3		$1,170	$1,294,117
MTA NY–Dedicated Tax	5.00%	11/15/2033	AA		1,520	1,868,536
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%	4/1/2027	A3		1,000	1,107,693
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%	4/1/2036	A3		850	1,049,326
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%	4/1/2038	A3		725	890,835
Niagara Frontier Trsp–Buffalo Intl Arpt AMT	5.00%	4/1/2039	A3		350	429,110
NY Bridge Auth	4.00%	1/1/2027	Aa3		1,000	1,009,322
NY Trans Dev Corp–Delta Airlines AMT	4.00%	1/1/2036	Baa3		3,495	3,925,598
NY Trans Dev Corp–Delta Airlines AMT	5.00%	1/1/2036	Baa3		2,295	2,745,643
NY Trans Dev Corp–Delta Airlines AMT	5.00%	10/1/2040	Baa3		2,260	2,798,645
NY Trans Dev Corp–JFK IAT	4.00%	12/1/2039	Baa1		1,700	1,950,144
NY Trans Dev Corp–JFK IAT	4.00%	12/1/2041	Baa1		1,000	1,132,514
NY Trans Dev Corp–JFK IAT AMT	4.00%	12/1/2039	Baa1		345	391,479
NY Trans Dev Corp–JFK IAT AMT	4.00%	12/1/2040	Baa1		1,300	1,472,940
NY Trans Dev Corp–JFK IAT AMT	4.00%	12/1/2041	Baa1		2,790	3,149,914
NY Trans Dev Corp–JFK IAT AMT	5.00%	12/1/2034	Baa1		545	687,377
NY Trans Dev Corp–LaGuardia Airport AMT	4.00%	7/1/2031	Baa3		2,000	2,157,402
NY Trans Dev Corp–LaGuardia Airport AMT	4.00%	7/1/2046	Baa3		2,050	2,201,585
NY Trans Dev Corp–LaGuardia Airport AMT	5.25%	1/1/2050	Baa3		12,280	13,693,621
NY Trans Dev Corp–TOGA AMT	5.00%	1/1/2023	Baa3		1,500	1,581,533
NY Twy Auth	4.00%	1/1/2041	A2		1,400	1,617,413
NY Twy Auth	5.00%	1/1/2032	A1		150	184,434
NY Twy Auth	5.00%	1/1/2036	A1		1,760	1,935,275
NY Twy Auth TCRS (BAM)	4.00%	1/1/2037	AA		1,000	1,175,449
NY Twy Auth TCRS (BAM)	4.00%	1/1/2050	AA		2,500	2,869,213
NYS Thruway–Service Area AMT	4.00%	10/31/2041	BBB-	(c)	860	989,899
NYS Thruway–Service Area AMT	4.00%	10/31/2046	BBB-	(c)	1,525	1,733,769
NYS Thruway–Service Area AMT	4.00%	4/30/2053	BBB-	(c)	3,245	3,659,828
Port Auth NY & NJ	4.00%	7/15/2036	Aa3		2,020	2,404,977
Port Auth NY & NJ AMT	4.00%	9/1/2043	Aa3		5,055	5,780,617
Port Auth NY & NJ AMT	4.00%	11/1/2047	Aa3		4,000	4,551,943
Port Auth NY & NJ AMT	4.00%	11/1/2059	Aa3		800	911,532
Port Auth NY & NJ AMT	4.00%	7/15/2061	Aa3		1,500	1,710,486
Port Auth NY & NJ AMT	5.00%	10/15/2027	Aa3		1,485	1,813,964
Port Auth NY & NJ AMT	5.00%	9/15/2028	Aa3		1,000	1,249,938
Port Auth NY & NJ AMT	5.00%	11/15/2031	Aa3		3,415	4,159,927
Port Auth NY & NJ AMT	5.00%	9/1/2032	Aa3		805	1,016,209

184	See Notes to Financial Statements.

Schedule of Investments (continued)

NEW YORK TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)	Principal Amount (000)	Fair Value

Transportation (continued)
Port Auth NY & NJ AMT	5.00%	11/15/2032	Aa3	$2,850	$3,409,368
Port Auth NY & NJ AMT	5.00%	9/15/2033	Aa3	2,820	3,441,783
Port Auth NY & NJ AMT	5.00%	10/15/2033	Aa3	1,000	1,190,130
Port Auth NY & NJ AMT	5.00%	9/15/2034	Aa3	1,000	1,214,631
Port Auth NY & NJ AMT	5.00%	4/1/2036	Aa3	1,050	1,244,980
Port Auth NY & NJ AMT	5.00%	9/15/2048	Aa3	365	432,123
Triborough Brdg & Tunl Auth	4.00%	11/15/2044	AA-	2,145	2,481,547
Triborough Brdg & Tunl Auth	4.00%	11/15/2048	AA-	2,015	2,303,666
Triborough Brdg & Tunl Auth	4.00%	5/15/2056	AA+	2,000	2,307,985
Triborough Brdg & Tunl Auth	5.00%	11/15/2038	AA-	1,000	1,211,664
Triborough Brdg & Tunl Auth	5.00%	11/15/2047	AA-	1,135	1,364,309
Triborough Brdg & Tunl Auth	5.00%	11/15/2054	AA-	1,200	1,514,198
Triborough Brdg & Tunl Auth NY–Payroll Mobility Tax	4.00%	5/15/2046	AA+	2,000	2,325,890
Total					134,202,705

Utilities 7.70%
Buffalo Muni Wtr Fin Auth (AGM)	5.00%	7/1/2043	AA	600	702,798
Buffalo Muni Wtr Fin Auth (AGM)	5.00%	7/1/2048	AA	1,750	2,036,667
Guam Pwr Auth	5.00%	10/1/2021	BBB	500	500,000
Guam Waterworks	5.00%	7/1/2036	A-	400	452,305
Guam Waterworks	5.00%	1/1/2050	A-	600	724,780
Long Island Power Auth	4.00%	9/1/2038	A	1,500	1,739,727
Long Island Power Auth	4.00%	9/1/2039	A	1,000	1,157,377
Long Island Power Auth	5.00%	9/1/2025	A	1,000	1,043,317
Long Island Power Auth	5.00%	9/1/2034	A	2,000	2,256,880
Long Island Power Auth	5.00%	9/1/2039	A	1,000	1,122,260
Long Island Power Auth	5.00%	9/1/2047	A	1,115	1,336,890
Long Island Power Auth (AGC)	5.25%	9/1/2029	AA	2,000	2,599,779
New York St Pwr Auth	4.00%	11/15/2045	AA	1,325	1,548,482
NYC Muni Water	4.00%	6/15/2049	AA+	2,985	3,404,943
NYC Muni Water	5.00%	6/15/2035	AA+	1,550	1,672,681
NYC Muni Water	5.00%	6/15/2035	AA+	1,675	1,881,748
NYC Muni Water	5.00%	6/15/2036	AA+	1,750	1,966,005
NYC Muni Water	5.00%	6/15/2036	AA+	2,250	2,527,721
NYC Muni Water	5.00%	6/15/2040	AA+	1,250	1,557,061
NYC Muni Water	5.00%	6/15/2046	AA+	3,140	3,770,662
NYC Muni Water	5.00%	6/15/2048	AA+	1,675	2,037,210

See Notes to Financial Statements.	185

Schedule of Investments (concluded)

NEW YORK TAX FREE FUND September 30, 2021

Investments	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s(a)		Principal Amount (000)	Fair Value

Utilities (continued)
NYC Muni Water	5.25%	6/15/2037	AA+		$1,500	$1,836,583
NYC Muni Water	5.25%	6/15/2047	AA+		1,000	1,219,261
PR Aqueduct & Swr Auth†	5.00%	7/1/2030	NR		500	635,800
PR Aqueduct & Swr Auth†	5.00%	7/1/2047	NR		500	602,645
PR Elec Pwr Auth(d)	5.75%	7/1/2036	D	(c)	1,250	1,237,500
Total						41,571,082
Total Investments in Securities 99.13% (cost $501,428,813)						535,190,455
Other Assets and Liabilities – Net 0.87%						4,705,524
Net Assets 100.00%						$539,895,979

AGC	Insured by–Assured Guarantee Corp.
AGM	Insured by–Assured Guaranty Municipal Corporation.
AMT	Income from the security may be subject to Alternative Minimum Tax.
BAM	Insured by–Build America Mutual.
CPI	Consumer Price Index: Rate fluctuates based on CPI.
FGIC	Insured by–Financial Guaranty Insurance Company.
NR	Not Rated.
TCRS	Transferable Custodial Receipts.
TRIPS	Tax Refund Intercept Programs.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At September 30, 2021, the total value of Rule 144A securities was $23,934,802 which represents 4.43% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at September 30, 2021.
(a)	Unaudited.
(b)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(c)	This investment has been rated by Fitch IBCA.
(d)	Defaulted (non-income producing security).
(e)	Securities purchased on a when-issued basis (See Note 2(g)).

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$–	$535,190,455	$–	$535,190,455
Total	$–	$535,190,455	$–	$535,190,455

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

186	See Notes to Financial Statements.

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Statements of Assets and Liabilities

September 30, 2021

	Short Duration	Intermediate
ASSETS:
Investments in securities, at cost	$2,310,303,285	$6,236,530,808
Investments in securities, at fair value	$2,350,035,134	$6,582,627,625
Cash	975,977	1,135,369
Deposits with brokers for futures collateral	–	–
Receivables:
Interest	17,420,745	71,252,107
Investment securities sold	16,873,993	10,425,531
Capital shares sold	7,196,484	20,106,725
From advisor (See Note 3)	23,691	–
Variation margin for futures contracts	–	–
Prepaid expenses and other assets	70,544	112,692
Total assets	2,392,596,568	6,685,660,049
LIABILITIES:
Payables:
Investment securities purchased	10,088,680	49,973,518
Capital shares reacquired	5,425,588	7,326,810
Management fee	660,901	2,046,452
Directors’ fees	302,842	706,610
12b-1 distribution plan	290,004	1,066,016
Fund administration	78,503	217,442
Distributions payable	1,718,972	10,931,204
Accrued expenses	296,170	729,879
Total liabilities	18,861,660	72,997,931
Commitments and contingent liabilities
Net Assets	$2,373,734,908	$6,612,662,118
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,361,426,137	$6,325,469,749
Total distributable earnings (loss)	12,308,771	287,192,369
Net Assets	$2,373,734,908	$6,612,662,118

188	See Notes to Financial Statements.

		Short Duration
National	High Income	High Income	California	New Jersey	New York

$4,210,730,704	$4,463,893,290	$1,157,917,505	$560,623,113	$126,236,753	$501,428,813
$4,512,029,344	$4,746,785,558	$1,194,271,333	$597,614,045	$134,241,856	$535,190,455
1,035,225	1,983,151	1,294,140	4,103,744	367,066	893,320
445,527	934,904	625,945	57,392	–	–

48,674,975	53,464,310	12,924,218	6,663,780	1,394,970	5,388,612
33,704,176	10,382,453	570,038	2,080,000	–	725,000
21,018,628	28,959,280	7,879,783	2,115,954	334,051	2,077,258
–	–	65,433	–	1,304	–
657	659	27	174	–	–
95,635	133,501	82,164	20,720	14,983	20,102
4,617,004,167	4,842,643,816	1,217,713,081	612,655,809	136,354,230	544,294,747

54,945,790	103,176,100	5,284,562	4,934,455	279,865	2,420,457
5,802,342	11,191,853	2,880,538	1,748,857	156,318	492,171
1,436,880	1,686,943	388,051	224,972	50,654	201,674
547,313	434,139	47,644	93,771	27,758	94,442
803,203	660,554	127,745	106,874	25,952	116,112
150,125	156,366	38,805	19,998	4,503	17,927
9,144,805	11,442,346	1,764,067	1,104,939	249,622	953,298
508,494	742,012	194,085	101,730	52,127	102,687
73,338,952	129,490,313	10,725,497	8,335,596	846,799	4,398,768

$4,543,665,215	$4,713,153,503	$1,206,987,584	$604,320,213	$135,507,431	$539,895,979

$4,286,198,892	$4,564,466,225	$1,190,170,236	$568,766,477	$127,548,545	$510,784,719
257,466,323	148,687,278	16,817,348	35,553,736	7,958,886	29,111,260
$4,543,665,215	$4,713,153,503	$1,206,987,584	$604,320,213	$135,507,431	$539,895,979

See Notes to Financial Statements.	189

Statements of Assets and Liabilities (concluded)

September 30, 2021

	Short Duration	Intermediate

Net Assets by class:
Class A Shares	$1,067,650,930	$2,656,029,540
Class C Shares	$31,449,930	$190,854,653
Class F Shares	$736,826,216	$2,697,577,868
Class F3 Shares	$331,256,932	$171,654,588
Class I Shares	$206,550,900	$896,545,469
Outstanding shares by class*:
Class A Shares	67,381,800	234,374,216
Class C Shares	1,984,890	16,862,189
Class F Shares	46,494,929	238,113,537
Class F3 Shares	20,897,637	15,139,142
Class I Shares	13,031,643	79,102,799
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$15.84	$11.33
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$16.20	$11.59
Class C Shares-Net asset value	$15.84	$11.32
Class F Shares-Net asset value	$15.85	$11.33
Class F3 Shares-Net asset value	$15.85	$11.34
Class I Shares-Net asset value	$15.85	$11.33
*	Lord Abbett Municipal Income Fund, Inc. has 10,857,501,500 authorized shares of capital stock (par value $.001), which are designated as follows: 1,950,001,500 to Short Duration, 2,445,000,000 to Intermediate, 1,175,000,000 to National, 1,987,500,000 to High Income, 1,950,000,000 to Short Duration High Income and 450,000,000 to each of California, New Jersey and New York (As of September 30, 2021).

190	See Notes to Financial Statements.

		Short Duration
National	High Income	High Income	California	New Jersey	New York

$2,925,528,901	$2,388,758,491	$409,286,457	$381,199,756	$99,356,346	$390,194,263
$135,543,774	$267,870,789	$26,411,582	$33,274,239	–	$32,844,958
$984,234,885	$1,450,735,928	$495,439,402	$130,104,102	$28,097,423	$71,400,880
$288,718,011	$118,100,147	$31,122,201	$20,625,228	$1,148,273	$2,071,154
$209,639,644	$487,688,148	$244,727,942	$39,116,888	$6,905,389	$43,384,724

242,512,715	184,981,981	25,770,846	32,821,736	18,587,760	32,354,486
11,224,812	20,736,916	1,662,851	2,863,853	–	2,726,992
81,651,781	112,254,856	31,198,443	11,201,941	5,256,376	5,915,489
23,944,402	9,162,420	1,959,321	1,776,369	214,589	171,651
17,387,411	37,831,714	15,406,347	3,370,512	1,290,747	3,595,044

$12.06	$12.91	$15.88	$11.61	$5.35	$12.06

$12.34	$13.21	$16.25	$11.88	$5.47	$12.34
$12.08	$12.92	$15.88	$11.62	–	$12.04
$12.05	$12.92	$15.88	$11.61	$5.35	$12.07
$12.06	$12.89	$15.88	$11.61	$5.35	$12.07
$12.06	$12.89	$15.88	$11.61	$5.35	$12.07

See Notes to Financial Statements.	191

Statements of Operations

For the Year Ended September 30, 2021

	Short Duration	Intermediate
Investment income:
Interest and other	$34,330,400	$173,075,792
Interest earned from Interfund Lending (See Note 11)	201	–
Total investment income	34,330,601	173,075,792
Expenses:
Management fee	7,342,080	23,060,788
12b-1 distribution plan–Class A	2,010,998	4,947,256
12b-1 distribution plan–Class C	315,436	1,714,561
12b-1 distribution plan–Class F	647,226	2,418,097
Shareholder servicing	951,083	3,559,443
Fund administration	867,867	2,435,519
Registration	261,809	450,835
Directors’ fees	84,139	237,327
Professional	57,373	104,822
Reports to shareholders	44,890	130,422
Custody	17,516	47,708
Other	135,097	199,316
Gross expenses	12,735,514	39,306,094
Expense reductions (See Note 9)	(1,776)	(5,525)
Fees waived and expenses reimbursed (See Note 3)	(93,713)	(47,708)
Net expenses	12,640,025	39,252,861
Net investment income	21,690,576	133,822,931
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	1,875,230	10,423,459
Net realized gain (loss) on futures contracts	–	–
Net change in unrealized appreciation/depreciation on investments	2,102,805	91,499,934
Net change in unrealized appreciation/depreciation on futures contracts	–	–
Net realized and unrealized gain (loss)	3,978,035	101,923,393
Net Increase in Net Assets Resulting From Operations	$25,668,611	$235,746,324

192	See Notes to Financial Statements.

		Short Duration
National	High Income	High Income	California	New Jersey	New York

$137,729,904	$160,620,174	$23,082,086	$17,503,332	$4,019,973	$15,523,983
–	–	–	–	–	–
137,729,904	160,620,174	23,082,086	17,503,332	4,019,973	15,523,983

16,207,249	17,661,608	3,327,661	2,594,684	598,092	2,348,739
5,491,412	4,231,061	582,503	736,838	200,759	761,242
1,181,408	2,146,830	168,843	292,511	–	289,190
926,136	1,187,405	339,530	122,318	26,097	69,119
1,953,436	2,060,872	569,099	199,473	60,985	215,580
1,680,828	1,616,161	332,766	230,638	53,164	208,777
372,922	384,302	186,018	77,229	59,321	74,046
163,461	154,133	29,826	22,593	5,252	20,515
94,317	69,262	48,497	47,850	38,990	41,357
97,317	75,882	20,595	9,086	1,980	8,139
34,470	36,861	10,279	8,445	4,764	7,994
147,628	298,778	69,462	80,783	27,156	76,555
28,350,584	29,923,155	5,685,079	4,422,448	1,076,560	4,121,253
(3,767)	(3,710)	(753)	(528)	(125)	(490)
(34,470)	(36,861)	(541,312)	(8,445)	(25,802)	(7,994)
28,312,347	29,882,584	5,143,014	4,413,475	1,050,633	4,112,769
109,417,557	130,737,590	17,939,072	13,089,857	2,969,340	11,411,214

8,455,651	17,258,338	(815,791)	1,556,196	691,437	675,649
349,934	121,849	8,256	60,815	–	188,079

106,730,315	197,233,563	25,829,228	7,501,389	3,419,402	16,431,530

786,190	860,218	737,120	104,445	–	(54,252)
116,322,090	215,473,968	25,758,813	9,222,845	4,110,839	17,241,006

$225,739,647	$346,211,558	$43,697,885	$22,312,702	$7,080,179	$28,652,220

See Notes to Financial Statements.	193

Statements of Changes in Net Assets

	Short Duration
	For the	For the
	Year Ended	Year Ended
INCREASE IN NET ASSETS	September 30, 2021	September 30, 2020
Operations:
Net investment income	$21,690,576	$25,674,360
Net realized gain (loss) on investments and futures contracts	1,875,230	(10,433,218)
Net change in unrealized appreciation/depreciation on investments and futures contracts	2,102,805	12,226,301
Net increase in net assets resulting from operations	25,668,611	27,467,443
Distributions to shareholders:(1)
Class A	(9,353,549)	(11,126,333)
Class C	(108,638)	(658,405)
Class F	(6,642,848)	(8,022,882)
Class F3	(3,255,626)	(3,520,116)
Class I	(2,247,704)	(2,265,053)
Total distributions to shareholders	(21,608,365)	(25,592,789)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	1,234,520,763	1,382,832,511
Reinvestment of distributions	14,428,863	15,522,383
Cost of shares reacquired	(825,977,848)	(906,050,255)
Net increase in net assets resulting from capital share transactions	422,971,778	492,304,639
Net increase in net assets	427,032,024	494,179,293
NET ASSETS:
Beginning of year	$1,946,702,884	$1,452,523,591
End of year	$2,373,734,908	$1,946,702,884
(1)	Refer to Note 4 in the Notes to Financial Statements for the tax character of distributions.

194	See Notes to Financial Statements.

Intermediate		National
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020

$133,822,931	$125,885,374	$109,417,557	$97,792,565
10,423,459	(31,722,758)	8,805,585	(36,277,373)

91,499,934	(4,878,639)	107,516,505	(1,572,908)
235,746,324	89,283,977	225,739,647	59,942,284

(52,904,456)	(47,230,637)	(70,612,678)	(64,893,848)
(3,095,954)	(6,175,185)	(2,656,051)	(3,757,405)
(54,041,532)	(50,854,612)	(24,745,249)	(21,359,510)
(2,853,506)	(1,748,734)	(5,675,458)	(3,183,767)
(20,432,894)	(19,201,307)	(5,166,364)	(4,034,230)
(133,328,342)	(125,210,475)	(108,855,800)	(97,228,760)

2,130,946,683	2,245,407,060	1,311,879,683	1,631,383,252
102,179,642	94,560,008	96,592,669	83,702,094
(1,274,383,334)	(1,416,186,769)	(791,862,843)	(809,827,146)

958,742,991	923,780,299	616,609,509	905,258,200
1,061,160,973	887,853,801	733,493,356	867,971,724

$5,551,501,145	$4,663,647,344	$3,810,171,859	$2,942,200,135
$6,612,662,118	$5,551,501,145	$4,543,665,215	$3,810,171,859

See Notes to Financial Statements.	195

Statements of Changes in Net Assets (continued)

	High Income
	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	September 30, 2021	September 30, 2020
Operations:
Net investment income	$130,737,590	$120,685,032
Net realized gain (loss) on investments and futures contracts	17,380,187	(53,230,491)
Net change in unrealized appreciation/depreciation on investments and futures contracts	198,093,781	(110,013,880)
Net increase (decrease) in net assets resulting from operations	346,211,558	(42,559,339)
Distributions to shareholders:(1)
Class A	(67,473,878)	(64,499,166)
Class C	(6,499,258)	(9,293,352)
Class F	(38,742,384)	(32,026,044)
Class F3	(2,761,669)	(1,717,200)
Class I	(13,541,719)	(10,829,005)
Total distributions to shareholders	(129,018,908)	(118,364,767)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	1,995,623,133	1,506,952,430
Reinvestment of distributions	112,416,715	102,288,882
Cost of shares reacquired	(895,073,879)	(1,450,999,828)
Net increase in net assets resulting from capital share transactions	1,212,965,969	158,241,484
Net increase (decrease) in net assets	1,430,158,619	(2,682,622)
NET ASSETS:
Beginning of year	$3,282,994,884	$3,285,677,506
End of year	$4,713,153,503	$3,282,994,884
(1)	Refer to Note 4 in the Notes to Financial Statements for the tax character of distributions.

196	See Notes to Financial Statements.

Short Duration High Income		California
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020

$17,939,072	$13,499,096	$13,089,857	$12,370,799
(807,535)	(18,317,181)	1,617,011	(2,458,582)

26,566,348	(2,793,193)	7,605,834	(362,810)
43,697,885	(7,611,278)	22,312,702	9,549,407

(5,978,204)	(5,117,680)	(8,272,876)	(7,959,217)
(268,418)	(269,409)	(554,826)	(819,650)
(7,228,491)	(4,891,957)	(2,860,413)	(2,370,538)
(428,019)	(224,130)	(391,431)	(320,541)
(3,663,856)	(2,468,120)	(859,821)	(815,756)
(17,566,988)	(12,971,296)	(12,939,367)	(12,285,702)

962,424,163	344,107,153	184,226,635	215,367,209
17,410,649	12,772,411	11,266,767	10,650,408
(260,730,291)	(290,920,991)	(136,478,657)	(131,297,208)

719,104,521	65,958,573	59,014,745	94,720,409
745,235,418	45,375,999	68,388,080	91,984,114

$461,752,166	$416,376,167	$535,932,133	$443,948,019
$1,206,987,584	$461,752,166	$604,320,213	$535,932,133

See Notes to Financial Statements.	197

Statements of Changes in Net Assets (concluded)

	New Jersey
	For the	For the
	Year Ended	Year Ended
INCREASE IN NET ASSETS	September 30, 2021	September 30, 2020
Operations:
Net investment income	$2,969,340	$3,158,319
Net realized gain (loss) on investments and futures contracts	691,437	(63,968)
Net change in unrealized appreciation/depreciation on investments and futures contracts	3,419,402	(1,127,827)
Net increase in net assets resulting from operations	7,080,179	1,966,524
Distributions to shareholders:(1)
Class A	(2,211,761)	(2,482,800)
Class C	–	–
Class F	(599,276)	(562,529)
Class F3	(20,857)	(15,382)
Class I	(132,198)	(93,455)
Total distributions to shareholders	(2,964,092)	(3,154,166)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	25,613,495	36,107,096
Reinvestment of distributions	2,481,365	2,609,074
Cost of shares reacquired	(26,055,574)	(31,221,821)
Net increase in net assets resulting from capital share transactions	2,039,286	7,494,349
Net increase in net assets	6,155,373	6,306,707
NET ASSETS:
Beginning of year	$129,352,058	$123,045,351
End of year	$135,507,431	$129,352,058
(1)	Refer to Note 4 in the Notes to Financial Statements for the tax character of distributions.

198	See Notes to Financial Statements.

New York
For the	For the
Year Ended	Year Ended
September 30, 2021	September 30, 2020

$11,411,214	$11,006,362
863,728	(2,804,214)

16,377,278	(4,891,591)
28,652,220	3,310,557

(8,330,052)	(8,389,452)
(526,065)	(710,162)
(1,577,541)	(1,393,107)
(37,057)	(36,315)
(867,441)	(418,246)
(11,338,156)	(10,947,282)

126,582,142	162,863,075
9,345,025	8,929,092
(100,356,392)	(124,388,439)

35,570,775	47,403,728
52,884,839	39,767,003

$487,011,140	$447,244,137
$539,895,979	$487,011,140

See Notes to Financial Statements.	199

Financial Highlights

SHORT DURATION TAX FREE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
9/30/2021	$15.80	$0.15	$0.04	$0.19	$(0.15)	$15.84
9/30/2020	15.78	0.24	0.02	0.26	(0.24)	15.80
9/30/2019	15.43	0.29	0.34	0.63	(0.28)	15.78
9/30/2018	15.64	0.21	(0.20)	0.01	(0.22)	15.43
9/30/2017	15.76	0.17	(0.12)	0.05	(0.17)	15.64
Class C
9/30/2021	15.80	0.05	0.04	0.09	(0.05)	15.84
9/30/2020	15.78	0.15	0.01	0.16	(0.14)	15.80
9/30/2019	15.43	0.19	0.35	0.54	(0.19)	15.78
9/30/2018	15.64	0.12	(0.21)	(0.09)	(0.12)	15.43
9/30/2017	15.77	0.07	(0.13)	(0.06)	(0.07)	15.64
Class F
9/30/2021	15.80	0.16	0.05	0.21	(0.16)	15.85
9/30/2020	15.78	0.26	0.02	0.28	(0.26)	15.80
9/30/2019	15.43	0.30	0.35	0.65	(0.30)	15.78
9/30/2018	15.64	0.23	(0.21)	0.02	(0.23)	15.43
9/30/2017	15.77	0.18	(0.13)	0.05	(0.18)	15.64
Class F3
9/30/2021	15.80	0.18	0.06	0.24	(0.19)	15.85
9/30/2020	15.79	0.27	0.02	0.29	(0.28)	15.80
9/30/2019	15.43	0.32	0.36	0.68	(0.32)	15.79
9/30/2018	15.65	0.25	(0.22)	0.03	(0.25)	15.43
4/4/2017 to 9/30/2017(d)	15.56	0.10	0.09	0.19	(0.10)	15.65
Class I
9/30/2021	15.80	0.18	0.05	0.23	(0.18)	15.85
9/30/2020	15.78	0.27	0.02	0.29	(0.27)	15.80
9/30/2019	15.43	0.32	0.35	0.67	(0.32)	15.78
9/30/2018	15.65	0.25	(0.22)	0.03	(0.25)	15.43
9/30/2017	15.77	0.20	(0.12)	0.08	(0.20)	15.65

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Interest expense, if applicable, relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.

200	See Notes to Financial Statements.

	Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reim- bursements(c) (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

1.20	0.65		0.65		0.93		$1,067,651	26
1.68	0.65		0.66		1.52		895,461	28
4.15	0.65		0.66		1.83		632,983	33
0.04	0.65		0.68		1.38		621,383	55
0.26	0.65		0.71		1.08		777,769	23

0.54	1.30		1.31		0.30		31,450	26
1.05	1.27		1.28		0.96		39,779	28
3.52	1.26		1.28		1.22		86,435	33
(0.57)	1.26		1.29		0.77		106,989	55
(0.36)	1.27		1.33		0.47		138,173	23

1.36	0.55		0.55		1.03		736,826	26
1.77	0.55		0.56		1.62		587,635	28
4.25	0.55		0.56		1.92		577,258	33
0.14	0.55		0.58		1.48		507,085	55
0.35	0.55		0.61		1.18		641,013	23

1.50	0.42		0.42		1.16		331,257	26
1.84	0.42		0.43		1.74		246,193	28
4.44	0.42		0.43		2.04		46,899	33
0.19	0.43		0.44		1.63		19,703	55
1.23 (e)	0.43	(f)	0.49	(f)	1.30	(f)	947	23

1.46	0.45		0.45		1.13		206,551	26
1.87	0.45		0.46		1.70		177,634	28
4.35	0.45		0.46		2.02		108,949	33
0.17	0.45		0.47		1.60		98,960	55
0.52	0.45		0.51		1.28		47,491	23

See Notes to Financial Statements.	201

Financial Highlights (continued)

INTERMEDIATE TAX FREE FUND

		Per Share Operating Performance:

		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain		Total distri- butions
Class A
9/30/2021	$11.11	$0.24	$0.22	$0.46	$(0.24)	$–		$(0.24)
9/30/2020	11.17	0.27	(0.06)	0.21	(0.27)	–		(0.27)
9/30/2019	10.60	0.30	0.57	0.87	(0.30)	–		(0.30)
9/30/2018	10.85	0.27	(0.25)	0.02	(0.27)	–		(0.27)
9/30/2017	11.10	0.27	(0.26)	0.01	(0.26)	–	(d)	(0.26)
Class C
9/30/2021	11.10	0.17	0.22	0.39	(0.17)	–		(0.17)
9/30/2020	11.16	0.21	(0.07)	0.14	(0.20)	–		(0.20)
9/30/2019	10.59	0.23	0.57	0.80	(0.23)	–		(0.23)
9/30/2018	10.84	0.21	(0.26)	(0.05)	(0.20)	–		(0.20)
9/30/2017	11.09	0.20	(0.26)	(0.06)	(0.19)	–	(d)	(0.19)
Class F
9/30/2021	11.11	0.25	0.22	0.47	(0.25)	–		(0.25)
9/30/2020	11.17	0.28	(0.06)	0.22	(0.28)	–		(0.28)
9/30/2019	10.60	0.31	0.57	0.88	(0.31)	–		(0.31)
9/30/2018	10.85	0.28	(0.25)	0.03	(0.28)	–		(0.28)
9/30/2017	11.10	0.27	(0.25)	0.02	(0.27)	–	(d)	(0.27)
Class F3
9/30/2021	11.12	0.27	0.22	0.49	(0.27)	–		(0.27)
9/30/2020	11.18	0.30	(0.06)	0.24	(0.30)	–		(0.30)
9/30/2019	10.60	0.32	0.58	0.90	(0.32)	–		(0.32)
9/30/2018	10.86	0.30	(0.26)	0.04	(0.30)	–		(0.30)
4/4/2017 to 9/30/2017(e)	10.66	0.13	0.21	0.34	(0.14)	–	(d)	(0.14)
Class I
9/30/2021	11.12	0.27	0.21	0.48	(0.27)	–		(0.27)
9/30/2020	11.17	0.29	(0.05)	0.24	(0.29)	–		(0.29)
9/30/2019	10.60	0.32	0.57	0.89	(0.32)	–		(0.32)
9/30/2018	10.85	0.30	(0.26)	0.04	(0.29)	–		(0.29)
9/30/2017	11.10	0.29	(0.26)	0.03	(0.28)	–	(d)	(0.28)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Interest expense, if applicable, relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.
(d)	Amount less than $0.01.
(e)	Commenced on April 4, 2017.
(f)	Not annualized.
(g)	Annualized.

202	See Notes to Financial Statements.

		Ratios to Average Net Assets:								Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (includes interest expense)(c) (%)		Total expenses after waivers and/or reim- bursements (excludes interest expense)(c) (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$11.33	4.19	0.70		0.70		0.70		2.15		$2,656,030	13
11.11	1.93	0.70		0.70		0.70		2.45		2,239,629	14
11.17	8.27	0.70		0.70		0.71		2.73		1,704,883	19
10.60	0.20	0.70		0.70		0.70		2.57		1,496,393	23
10.85	0.18	0.70		0.70		0.70		2.46		1,650,235	23

11.32	3.53	1.33		1.33		1.33		1.52		190,855	13
11.10	1.30	1.32		1.32		1.32		1.86		215,475	14
11.16	7.62	1.31		1.31		1.32		2.13		390,735	19
10.59	(0.42)	1.32		1.32		1.32		1.95		432,891	23
10.84	(0.45)	1.33		1.33		1.33		1.84		540,427	23

11.33	4.30	0.60		0.60		0.60		2.24		2,697,578	13
11.11	2.03	0.60		0.60		0.60		2.56		2,140,068	14
11.17	8.38	0.60		0.60		0.61		2.83		1,871,641	19
10.60	0.30	0.60		0.60		0.60		2.66		1,680,364	23
10.85	0.28	0.60		0.60		0.60		2.55		1,861,797	23

11.34	4.45	0.45		0.45		0.45		2.36		171,655	13
11.12	2.17	0.46		0.46		0.46		2.68		85,559	14
11.18	8.62	0.46		0.46		0.47		2.94		43,659	19
10.60	0.34	0.46		0.46		0.46		2.80		24,227	23
10.86	3.16 (f)	0.46	(g)	0.46	(g)	0.46	(g)	2.52	(g)	441	23

11.33	4.31	0.50		0.50		0.50		2.35		896,545	13
11.12	2.22	0.50		0.50		0.50		2.65		870,771	14
11.17	8.48	0.50		0.50		0.51		2.92		652,729	19
10.60	0.40	0.50		0.50		0.50		2.77		528,933	23
10.85	0.38	0.50		0.50		0.50		2.66		336,447	23

See Notes to Financial Statements.	203

Financial Highlights (continued)

NATIONAL TAX FREE FUND

		Per Share Operating Performance:

		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
9/30/2021	$11.70	$0.31	$0.36	$0.67	$(0.31)	$12.06
9/30/2020	11.80	0.34	(0.10)	0.24	(0.34)	11.70
9/30/2019	11.11	0.37	0.69	1.06	(0.37)	11.80
9/30/2018	11.36	0.37	(0.25)	0.12	(0.37)	11.11
9/30/2017	11.69	0.38	(0.34)	0.04	(0.37)	11.36
Class C
9/30/2021	11.71	0.23	0.37	0.60	(0.23)	12.08
9/30/2020	11.82	0.26	(0.11)	0.15	(0.26)	11.71
9/30/2019	11.13	0.30	0.69	0.99	(0.30)	11.82
9/30/2018	11.37	0.30	(0.24)	0.06	(0.30)	11.13
9/30/2017	11.70	0.31	(0.34)	(0.03)	(0.30)	11.37
Class F
9/30/2021	11.69	0.32	0.36	0.68	(0.32)	12.05
9/30/2020	11.79	0.35	(0.10)	0.25	(0.35)	11.69
9/30/2019	11.10	0.38	0.69	1.07	(0.38)	11.79
9/30/2018	11.35	0.38	(0.25)	0.13	(0.38)	11.10
9/30/2017	11.68	0.39	(0.34)	0.05	(0.38)	11.35
Class F3
9/30/2021	11.69	0.34	0.37	0.71	(0.34)	12.06
9/30/2020	11.80	0.36	(0.11)	0.25	(0.36)	11.69
9/30/2019	11.11	0.39	0.70	1.09	(0.40)	11.80
9/30/2018	11.35	0.39	(0.24)	0.15	(0.39)	11.11
4/4/2017 to 9/30/2017(d)	11.11	0.19	0.24	0.43	(0.19)	11.35
Class I
9/30/2021	11.69	0.34	0.36	0.70	(0.33)	12.06
9/30/2020	11.80	0.36	(0.11)	0.25	(0.36)	11.69
9/30/2019	11.11	0.39	0.69	1.08	(0.39)	11.80
9/30/2018	11.35	0.39	(0.24)	0.15	(0.39)	11.11
9/30/2017	11.68	0.39	(0.33)	0.06	(0.39)	11.35

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Interest expense, if applicable, relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.

204	See Notes to Financial Statements.

		Ratios to Average Net Assets:								Supplemental Data:
Total return(b) (%)		Total expenses after waivers and/or reim- bursements (includes interest expense)(c) (%)		Total expenses after waivers and/or reim- bursements (excludes interest expense)(c) (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

5.77		0.70		0.70		0.70		2.58		$2,925,529	18
2.06		0.71		0.71		0.71		2.90		2,504,023	24
9.70		0.77		0.75		0.77		3.25		2,011,535	11
1.03		0.77		0.74		0.77		3.28		1,484,381	32
0.43		0.76		0.74		0.76		3.34		1,496,723	31

5.16		1.35		1.35		1.35		1.94		135,544	18
1.32		1.35		1.35		1.35		2.27		138,705	24
9.01		1.39		1.37		1.39		2.63		165,263	11
0.49		1.39		1.36		1.39		2.66		131,631	32
(0.19)		1.39		1.37		1.39		2.72		164,380	31

5.88		0.60		0.60		0.60		2.68		984,235	18
2.15		0.61		0.61		0.61		2.99		871,094	24
9.80		0.67		0.65		0.67		3.32		594,320	11
1.12		0.67		0.64		0.67		3.37		299,777	32
0.53		0.66		0.64		0.66		3.43		333,595	31

6.10		0.45		0.45		0.45		2.78		288,718	18
2.19		0.48		0.48		0.48		3.10		140,730	24
9.95		0.53		0.50		0.53		3.42		59,942	11
1.34		0.53		0.50		0.53		3.50		21,499	32
3.80	(e)	0.52	(f)	0.50	(f)	0.52	(f)	3.50	(f)	16,732	31

6.07		0.50		0.50		0.50		2.78		209,640	18
2.17		0.51		0.51		0.51		3.09		155,620	24
9.91		0.57		0.55		0.57		3.40		111,141	11
1.31		0.57		0.54		0.57		3.48		46,873	32
0.63		0.56		0.54		0.56		3.49		23,240	31

See Notes to Financial Statements.	205

Financial Highlights (continued)

HIGH INCOME MUNICIPAL BOND FUND

		Per Share Operating Performance:

		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
9/30/2021	$12.14	$0.41	$0.77	$1.18	$(0.41)	$12.91
9/30/2020	12.60	0.45	(0.47)	(0.02)	(0.44)	12.14
9/30/2019	11.93	0.50	0.66	1.16	(0.49)	12.60
9/30/2018	11.84	0.48	0.08	0.56	(0.47)	11.93
9/30/2017	12.17	0.50	(0.34)	0.16	(0.49)	11.84
Class C
9/30/2021	12.14	0.33	0.78	1.11	(0.33)	12.92
9/30/2020	12.61	0.37	(0.48)	(0.11)	(0.36)	12.14
9/30/2019	11.93	0.42	0.67	1.09	(0.41)	12.61
9/30/2018	11.84	0.41	0.08	0.49	(0.40)	11.93
9/30/2017	12.17	0.43	(0.35)	0.08	(0.41)	11.84
Class F
9/30/2021	12.15	0.42	0.77	1.19	(0.42)	12.92
9/30/2020	12.61	0.46	(0.47)	(0.01)	(0.45)	12.15
9/30/2019	11.93	0.51	0.67	1.18	(0.50)	12.61
9/30/2018	11.85	0.49	0.07	0.56	(0.48)	11.93
9/30/2017	12.18	0.52	(0.35)	0.17	(0.50)	11.85
Class F3
9/30/2021	12.12	0.44	0.77	1.21	(0.44)	12.89
9/30/2020	12.58	0.47	(0.46)	0.01	(0.47)	12.12
9/30/2019	11.90	0.52	0.67	1.19	(0.51)	12.58
9/30/2018	11.82	0.51	0.06	0.57	(0.49)	11.90
4/4/2017 to 9/30/2017(d)	11.79	0.24	0.03	0.27	(0.24)	11.82
Class I
9/30/2021	12.12	0.44	0.76	1.20	(0.43)	12.89
9/30/2020	12.58	0.47	(0.47)	– (g)	(0.46)	12.12
9/30/2019	11.90	0.51	0.68	1.19	(0.51)	12.58
9/30/2018	11.82	0.50	0.07	0.57	(0.49)	11.90
9/30/2017	12.15	0.52	(0.35)	0.17	(0.50)	11.82

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Interest expense, if applicable, relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.
(g)	Amount less than $0.01.

206	See Notes to Financial Statements.

	Ratios to Average Net Assets:								Supplemental Data:
Total return(b) (%)	Total expenses after waivers and/or reim- bursements (includes interest expense)(c) (%)		Total expenses after waivers and/or reim- bursements (excludes interest expense)(c) (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

9.81	0.75		0.75		0.75		3.23		$2,388,758	15
(0.09)	0.77		0.77		0.77		3.69		1,822,069	43
9.94	0.79		0.79		0.79		4.09		1,728,665	11
4.83	0.82		0.81		0.82		4.09		1,217,482	30
1.41	0.80		0.79		0.80		4.31		1,182,782	30

9.19	1.40		1.40		1.40		2.60		267,871	15
(0.81)	1.42		1.42		1.42		3.06		242,392	43
9.34	1.42		1.42		1.42		3.48		346,925	11
4.18	1.44		1.43		1.44		3.48		309,743	30
0.79	1.43		1.42		1.43		3.70		380,228	30

9.90	0.65		0.65		0.65		3.30		1,450,736	15
0.00	0.67		0.67		0.67		3.78		861,795	43
10.13	0.69		0.69		0.69		4.16		895,691	11
4.84	0.72		0.71		0.72		4.18		517,484	30
1.51	0.70		0.69		0.70		4.39		540,945	30

10.07	0.52		0.51		0.51		3.42		118,100	15
0.14	0.53		0.53		0.53		3.92		55,503	43
10.28	0.55		0.55		0.55		4.24		32,101	11
4.98	0.58		0.57		0.58		4.30		13,249	30
4.11 (e)	0.56	(f)	0.56	(f)	0.56	(f)	4.09	(f)	1,750	30

10.03	0.56		0.55		0.55		3.41		487,688	15
0.09	0.57		0.57		0.57		3.88		301,236	43
10.25	0.59		0.59		0.59		4.22		282,296	11
4.94	0.62		0.61		0.62		4.27		108,526	30
1.57	0.60		0.59		0.60		4.42		64,707	30

See Notes to Financial Statements.	207

Financial Highlights (continued)

SHORT DURATION HIGH INCOME MUNICIPAL BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain		Total distri- butions
Class A
9/30/2021	$15.20	$0.33	$0.69	$1.02	$(0.34)	$–		$(0.34)
9/30/2020	15.64	0.43	(0.45)	(0.02)	(0.42)	–		(0.42)
9/30/2019	15.10	0.46	0.52	0.98	(0.44)	–		(0.44)
9/30/2018	15.26	0.43	(0.18)	0.25	(0.41)	–	(c)	(0.41)
9/30/2017	15.52	0.43	(0.29)	0.14	(0.40)	–		(0.40)
Class C
9/30/2021	15.20	0.23	0.68	0.91	(0.23)	–		(0.23)
9/30/2020	15.65	0.33	(0.46)	(0.13)	(0.32)	–		(0.32)
9/30/2019	15.11	0.36	0.52	0.88	(0.34)	–		(0.34)
9/30/2018	15.26	0.33	(0.17)	0.16	(0.31)	–	(c)	(0.31)
9/30/2017	15.52	0.32	(0.29)	0.03	(0.29)	–		(0.29)
Class F
9/30/2021	15.20	0.34	0.69	1.03	(0.35)	–		(0.35)
9/30/2020	15.64	0.45	(0.46)	(0.01)	(0.43)	–		(0.43)
9/30/2019	15.10	0.47	0.53	1.00	(0.46)	–		(0.46)
9/30/2018	15.26	0.44	(0.18)	0.26	(0.42)	–	(c)	(0.42)
9/30/2017	15.51	0.45	(0.28)	0.17	(0.42)	–		(0.42)
Class F3
9/30/2021	15.20	0.37	0.69	1.06	(0.38)	–		(0.38)
9/30/2020	15.65	0.47	(0.46)	0.01	(0.46)	–		(0.46)
9/30/2019	15.11	0.50	0.52	1.02	(0.48)	–		(0.48)
9/30/2018	15.27	0.46	(0.18)	0.28	(0.44)	–	(c)	(0.44)
4/4/2017 to 9/30/2017(d)	14.99	0.23	0.27	0.50	(0.22)	–		(0.22)
Class I
9/30/2021	15.20	0.36	0.69	1.05	(0.37)	–		(0.37)
9/30/2020	15.65	0.46	(0.46)	–	(0.45)	–		(0.45)
9/30/2019	15.11	0.49	0.52	1.01	(0.47)	–		(0.47)
9/30/2018	15.26	0.46	(0.17)	0.29	(0.44)	–	(c)	(0.44)
9/30/2017	15.52	0.46	(0.29)	0.17	(0.43)	–		(0.43)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.

208	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$15.88	6.74	0.69		0.75		2.09		$409,286	14
15.20	(0.12)	0.62		0.78		2.83		176,351	61
15.64	6.59	0.55		0.78		2.99		176,214	29
15.10	1.59	0.55		0.78		2.83		121,804	29
15.26	1.06	0.55		0.81		2.86		90,165	17

15.88	6.03	1.36		1.43		1.43		26,412	14
15.20	(0.85)	1.28		1.45		2.18		12,758	61
15.65	5.90	1.21		1.44		2.34		12,303	29
15.11	0.98	1.22		1.45		2.17		8,851	29
15.26	0.32	1.29		1.56		2.14		8,782	17

15.88	6.84	0.59		0.65		2.17		495,439	14
15.20	(0.03)	0.52		0.68		2.92		171,092	61
15.64	6.70	0.45		0.68		3.08		156,308	29
15.10	1.69	0.45		0.68		2.93		109,580	29
15.26	1.16	0.45		0.71		2.96		87,848	17

15.88	7.02	0.43		0.49		2.31		31,122	14
15.20	0.07	0.36		0.52		3.10		8,538	61
15.65	6.86	0.30		0.53		3.24		6,546	29
15.11	1.91	0.29		0.53		3.06		3,812	29
15.27	3.33 (e)	0.29	(f)	0.56	(f)	3.02	(f)	221	17

15.88	6.95	0.50		0.55		2.28		244,728	14
15.20	0.01	0.42		0.59		3.03		93,013	61
15.65	6.80	0.35		0.59		3.18		65,005	29
15.11	1.86	0.35		0.58		3.03		30,068	29
15.26	1.26	0.35		0.61		3.06		23,707	17

See Notes to Financial Statements.	209

Financial Highlights (continued)

CALIFORNIA TAX FREE FUND

		Per Share Operating Performance:

		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
9/30/2021	$11.40	$0.26	$0.21	$0.47	$(0.26)	$11.61
9/30/2020	11.42	0.29	(0.03)	0.26	(0.28)	11.40
9/30/2019	10.76	0.33	0.66	0.99	(0.33)	11.42
9/30/2018	10.96	0.33	(0.20)	0.13	(0.33)	10.76
9/30/2017	11.32	0.34	(0.36)	(0.02)	(0.34)	10.96
Class C
9/30/2021	11.41	0.19	0.21	0.40	(0.19)	11.62
9/30/2020	11.42	0.21	(0.01)	0.20	(0.21)	11.41
9/30/2019	10.76	0.26	0.66	0.92	(0.26)	11.42
9/30/2018	10.96	0.27	(0.21)	0.06	(0.26)	10.76
9/30/2017	11.33	0.27	(0.37)	(0.10)	(0.27)	10.96
Class F
9/30/2021	11.40	0.28	0.20	0.48	(0.27)	11.61
9/30/2020	11.42	0.30	(0.02)	0.28	(0.30)	11.40
9/30/2019	10.75	0.34	0.67	1.01	(0.34)	11.42
9/30/2018	10.96	0.34	(0.21)	0.13	(0.34)	10.75
9/30/2017	11.32	0.35	(0.36)	(0.01)	(0.35)	10.96
Class F3
9/30/2021	11.40	0.29	0.21	0.50	(0.29)	11.61
9/30/2020	11.41	0.31	(0.01)	0.30	(0.31)	11.40
9/30/2019	10.75	0.35	0.66	1.01	(0.35)	11.41
9/30/2018	10.95	0.36	(0.21)	0.15	(0.35)	10.75
4/4/2017 to 9/30/2017(d)	10.77	0.18	0.17	0.35	(0.17)	10.95
Class I
9/30/2021	11.40	0.29	0.21	0.50	(0.29)	11.61
9/30/2020	11.41	0.31	(0.01)	0.30	(0.31)	11.40
9/30/2019	10.75	0.35	0.66	1.01	(0.35)	11.41
9/30/2018	10.95	0.36	(0.21)	0.15	(0.35)	10.75
9/30/2017	11.32	0.36	(0.37)	(0.01)	(0.36)	10.95

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Interest expense, if applicable, relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.

210	See Notes to Financial Statements.

	Ratios to Average Net Assets:								Supplemental Data:
Total return(b) (%)	Total expenses after waivers and/or reim- bursements (includes interest expense)(c) (%)		Total expenses after waivers and/or reim- bursements (excludes interest expense)(c) (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

4.16	0.77		0.77		0.77		2.27		$381,200	14
2.36	0.78		0.78		0.78		2.53		342,426	18
9.34	0.79		0.79		0.79		3.00		289,148	15
1.20	0.79		0.79		0.79		3.07		197,080	28
(0.12)	0.79		0.78		0.79		3.15		204,019	27

3.49	1.41		1.41		1.41		1.63		33,274	14
1.78	1.44		1.44		1.44		1.88		37,078	18
8.68	1.40		1.40		1.40		2.39		42,957	15
0.58	1.41		1.41		1.41		2.45		33,793	28
(0.85)	1.43		1.43		1.43		2.51		45,450	27

4.26	0.67		0.67		0.67		2.36		130,104	14
2.46	0.68		0.68		0.68		2.61		112,378	18
9.55	0.69		0.69		0.69		3.08		73,687	15
1.21	0.69		0.69		0.69		3.17		49,601	28
(0.02)	0.69		0.68		0.69		3.23		53,111	27

4.39	0.54		0.54		0.54		2.48		20,625	14
2.67	0.56		0.56		0.56		2.73		13,170	18
9.59	0.56		0.56		0.56		3.19		8,373	15
1.42	0.56		0.56		0.56		3.28		3,949	28
3.30 (e)	0.56	(f)	0.52	(f)	0.56	(f)	3.39	(f)	2,243	27

4.37	0.57		0.57		0.57		2.46		39,117	14
2.65	0.58		0.58		0.58		2.73		30,880	18
9.56	0.58		0.58		0.58		3.18		29,782	15
1.40	0.59		0.59		0.59		3.27		14,836	28
(0.01)	0.59		0.58		0.59		3.34		5,121	27

See Notes to Financial Statements.	211

Financial Highlights (continued)

NEW JERSEY TAX FREE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
9/30/2021	$5.18	$0.12	$0.17	$0.29	$(0.12)	$5.35
9/30/2020	5.21	0.13	(0.03)	0.10	(0.13)	5.18
9/30/2019	4.91	0.14	0.30	0.44	(0.14)	5.21
9/30/2018	4.96	0.14	(0.05)	0.09	(0.14)	4.91
9/30/2017	5.11	0.14	(0.15)	(0.01)	(0.14)	4.96
Class F
9/30/2021	5.18	0.12	0.17	0.29	(0.12)	5.35
9/30/2020	5.21	0.13	(0.03)	0.10	(0.13)	5.18
9/30/2019	4.91	0.14	0.30	0.44	(0.14)	5.21
9/30/2018	4.96	0.14	(0.05)	0.09	(0.14)	4.91
9/30/2017	5.11	0.15	(0.15)	-	(0.15)	4.96
Class F3
9/30/2021	5.18	0.13	0.17	0.30	(0.13)	5.35
9/30/2020	5.22	0.14	(0.04)	0.10	(0.14)	5.18
9/30/2019	4.92	0.14	0.31	0.45	(0.15)	5.22
9/30/2018	4.97	0.15	(0.05)	0.10	(0.15)	4.92
4/4/2017 to 9/30/2017(d)	4.87	0.07	0.10	0.17	(0.07)	4.97
Class I
9/30/2021	5.18	0.13	0.17	0.30	(0.13)	5.35
9/30/2020	5.22	0.14	(0.04)	0.10	(0.14)	5.18
9/30/2019	4.92	0.14	0.31	0.45	(0.15)	5.22
9/30/2018	4.97	0.15	(0.05)	0.10	(0.15)	4.92
9/30/2017	5.11	0.15	(0.14)	0.01	(0.15)	4.97

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Interest expense, if applicable, relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.

212	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Total return(b) (%)		Total expenses after waivers and/or reim- bursements(c) (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

5.58		0.82		0.84		2.21		$99,356	13
1.92		0.82		0.85		2.48		101,085	15
9.00		0.82		0.86		2.69		99,027	4
1.75		0.82		0.88		2.77		79,108	20
(0.08)		0.82		0.86		2.93		89,916	24

5.68		0.72		0.74		2.30		28,097	13
2.02		0.72		0.75		2.58		23,903	15
9.10		0.72		0.76		2.77		20,893	4
1.85		0.72		0.78		2.86		15,243	20
0.02		0.72		0.75		3.01		10,605	24

5.82		0.59		0.60		2.40		1,148	13
1.96		0.59		0.62		2.71		618	15
9.22		0.58		0.63		2.79		531	4
1.99		0.58		0.64		2.99		139	20
3.55	(e)	0.58	(f)	0.64	(f)	3.01	(f)	10	24

5.79		0.62		0.64		2.38		6,905	13
1.93		0.62		0.65		2.68		3,746	15
9.20		0.62		0.66		2.86		2,593	4
1.95		0.62		0.68		2.97		1,209	20
0.30		0.62		0.65		3.10		334	24

See Notes to Financial Statements.	213

Financial Highlights (concluded)

NEW YORK TAX FREE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain		Total distri- butions
Class A
9/30/2021	$11.64	$0.27	$0.41	$0.68	$(0.26)	$–		$(0.26)
9/30/2020	11.77	0.27	(0.13)	0.14	(0.27)	–		(0.27)
9/30/2019	11.08	0.29	0.69	0.98	(0.29)	–	(d)	(0.29)
9/30/2018	11.32	0.28	(0.24)	0.04	(0.28)	–		(0.28)
9/30/2017	11.65	0.29	(0.33)	(0.04)	(0.29)	–		(0.29)
Class C
9/30/2021	11.63	0.19	0.41	0.60	(0.19)	–		(0.19)
9/30/2020	11.75	0.20	(0.13)	0.07	(0.19)	–		(0.19)
9/30/2019	11.06	0.22	0.69	0.91	(0.22)	–	(d)	(0.22)
9/30/2018	11.31	0.21	(0.25)	(0.04)	(0.21)	–		(0.21)
9/30/2017	11.63	0.22	(0.32)	(0.10)	(0.22)	–		(0.22)
Class F
9/30/2021	11.66	0.28	0.41	0.69	(0.28)	–		(0.28)
9/30/2020	11.78	0.28	(0.12)	0.16	(0.28)	–		(0.28)
9/30/2019	11.09	0.30	0.69	0.99	(0.30)	–	(d)	(0.30)
9/30/2018	11.33	0.29	(0.24)	0.05	(0.29)	–		(0.29)
9/30/2017	11.66	0.30	(0.33)	(0.03)	(0.30)	–		(0.30)
Class F3
9/30/2021	11.65	0.29	0.42	0.71	(0.29)	–		(0.29)
9/30/2020	11.78	0.30	(0.13)	0.17	(0.30)	–		(0.30)
9/30/2019	11.08	0.31	0.70	1.01	(0.31)	–	(d)	(0.31)
9/30/2018	11.33	0.30	(0.25)	0.05	(0.30)	–		(0.30)
4/4/2017 to 9/30/2017(e)	11.18	0.15	0.15	0.30	(0.15)	–		(0.15)
Class I
9/30/2021	11.65	0.29	0.42	0.71	(0.29)	–		(0.29)
9/30/2020	11.78	0.29	(0.13)	0.16	(0.29)	–		(0.29)
9/30/2019	11.08	0.31	0.70	1.01	(0.31)	–	(d)	(0.31)
9/30/2018	11.33	0.30	(0.25)	0.05	(0.30)	–		(0.30)
9/30/2017	11.66	0.31	(0.33)	(0.02)	(0.31)	–		(0.31)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Interest expense, if applicable, relates to the liability for floating rate notes issued in conjunction with tender option bond trusts.
(d)	Amount less than $0.01.
(e)	Commenced on April 4, 2017.
(f)	Not annualized.
(g)	Annualized.

214	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements(c) (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$12.06	5.90	0.77		0.77		2.20		$390,194	13
11.64	1.21	0.78		0.78		2.33		357,909	22
11.77	8.98	0.79		0.79		2.52		332,822	7
11.08	0.36	0.79		0.79		2.51		249,147	19
11.32	(0.31)	0.78		0.78		2.57		269,490	19

12.04	5.13	1.42		1.42		1.56		32,845	13
11.63	0.64	1.44		1.44		1.68		34,749	22
11.75	8.33	1.40		1.40		1.92		45,213	7
11.06	(0.36)	1.41		1.41		1.89		39,551	19
11.31	(0.95)	1.42		1.42		1.95		53,453	19

12.07	6.00	0.67		0.67		2.30		71,401	13
11.66	1.31	0.68		0.68		2.43		63,388	22
11.78	9.08	0.69		0.69		2.62		55,301	7
11.09	0.46	0.69		0.69		2.60		44,093	19
11.33	(0.21)	0.68		0.68		2.67		44,826	19

12.07	6.14	0.54		0.54		2.41		2,071	13
11.65	1.44	0.56		0.56		2.56		1,366	22
11.78	9.32	0.56		0.56		2.74		1,234	7
11.08	0.49	0.55		0.55		2.73		896	19
11.33	2.67 (f)	0.56	(g)	0.56	(g)	2.70	(g)	10	19

12.07	6.11	0.57		0.57		2.38		43,385	13
11.65	1.41	0.59		0.59		2.51		29,600	22
11.78	9.29	0.59		0.59		2.72		12,674	7
11.08	0.47	0.59		0.59		2.71		8,534	19
11.33	(0.11)	0.58		0.58		2.75		2,095	19

See Notes to Financial Statements.	215

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Municipal Income Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Company was organized as a Maryland corporation on December 27, 1983.

The Company currently consists of the following eight funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes:

Funds	Classes
Lord Abbett Short Duration Tax Free Fund (“Short Duration”)	A,C,F,F3 and I
Lord Abbett Intermediate Tax Free Fund (“Intermediate”)	A,C,F,F3 and I
Lord Abbett National Tax-Free Income Fund (“National”)	A,C,F,F3 and I
Lord Abbett High Income Municipal Bond Fund (“High Income,” formerly “High Yield”)	A,C,F,F3 and I
Lord Abbett Short Duration High Income Municipal Bond Fund (“Short Duration High Income,” formerly “Short Duration High Yield”)	A,C,F,F3 and I
Lord Abbett California Tax-Free Income Fund (“California”)	A,C,F,F3 and I
Lord Abbett New Jersey Tax-Free Income Fund (“New Jersey”)	A,F,F3 and I
Lord Abbett New York Tax-Free Income Fund (“New York”)	A,C,F,F3 and I

Short Duration, Intermediate and National are diversified as defined in the Act. High Income, Short Duration High Income, California, New Jersey and New York are non-diversified as defined in the Act.

The investment objective of each Fund (except for High Income and Short Duration High Income) is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk. The investment objective of High Income and Short Duration High Income is to seek a high level of income exempt from federal income tax. Each of California, New Jersey and New York also seeks as high a level of interest income exempt from the personal income tax of its corresponding state as is consistent with reasonable risk. In addition, New York seeks as high a level of interest income exempt from New York City personal income tax as is consistent with reasonable risk.

Each class has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3 and I shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Funds or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years.

On September 28, 2021, the Board of Directors (the “Board”) approved a change in the name of Lord Abbett High Yield Municipal Bond Fund to Lord Abbett High Income Municipal Bond Fund and Lord Abbett Short Duration High Yield Municipal Bond Fund to Lord Abbett Short Duration High Income Municipal Bond Fund, each effective November 1, 2021.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure

Notes to Financial Statements (continued)

of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board, Lord, Abbett & Co. LLC (“Lord Abbett”), each Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Notes to Financial Statements (continued)

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended September 30, 2018 through September 30, 2021. The statutes of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the Funds within the Company on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 bear their class-specific share of shareholder servicing expenses. Class A, C and F shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(g)	When-Issued Municipal Bonds–Each Fund may purchase new issues of municipal bonds, which are generally offered on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security.

(h)	Municipal Bonds Held in Trust–Each Fund may invest in leveraged residual certificates (“TOB Residuals”) issued by tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (trust certificates), which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. Each Fund’s transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented as investments in a Fund’s Schedule of Investments and the proceeds from the transactions are reported as a liability for trust certificates on the Statements of Assets and Liabilities. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by a Fund on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by a Fund include the right of the Fund (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par and (2) to transfer a corresponding share of the municipal securities from the TOB to the Fund. The TOB may also be terminated without the consent of the Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the

Notes to Financial Statements (continued)

municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

For the fiscal year ended September 30, 2021 the Funds did not have any open TOBs.

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate municipal bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, a Fund’s investment in TOB Residuals likely will adversely affect a Fund’s net investment income and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect a Fund’s NAV per share. The carrying value of each Fund’s Liability for Trust Certificates approximates its fair value.

While the Funds’ investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds’ management believes that the Funds’ restrictions on borrowings do not apply to TOB transactions, accounted for as secured borrowings.

(i)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of September 30, 2021 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee for Short Duration is based on the Fund’s average daily net assets at the following annual rates:

First $2 billion	.34%
Next $3 billion	.32%
Over $5 billion	.29%

The management fee for Intermediate is based on the Fund’s average daily net assets at the following annual rates:

First $2 billion	.40%
Next $3 billion	.375%
Next $5 billion	.35%
Over $10 billion	.32%

The management fee for each of National, California, New Jersey and New York is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.45%
Next $1 billion	.40%
Over $2 billion	.35%

The management fee for High Income is based on the Fund’s average daily net assets at the following annual rates:

First $1 billion	.50%
Next $1 billion	.45%
Over $2 billion	.40%

The management fee for Short Duration High Income is based on the Fund’s average daily net assets at the following annual rates:

First $2 billion	.40%
Next $1 billion	.375%
Over $3 billion	.35%

For the fiscal year ended September 30, 2021, the effective management fee, net of waivers, was the following annualized rate of each Fund’s average daily net assets:

Net Effective Management Fee
Short Duration	.33%
Intermediate	.38%
National	.39%
High Income	.44%
Short Duration High Income	.33%
California	.45%
New Jersey	.43%
New York	.45%

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets. Lord Abbett voluntarily waived the following fund administration fees during the fiscal year ended September 30, 2021:

Fund	Fund Administration Fee
Short Duration	$17,516
Intermediate	47,708
National	34,470
High Income	36,861
Short Duration High Income	10,279
California	8,445
New Jersey	4,764
New York	7,994

For the fiscal year ended September 30, 2021 and continuing through January 31, 2022, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to limit the total net annual operating expenses for each class, excluding 12b-1 fees and interest related expenses, to the following annual rates:

	Effective February 1, 2021		Prior to February 1, 2021
	Classes*		Classes*
Fund	A,C,F and I	F3	A,C,F and I	F3
Short Duration	.45%	.42%	.45%	.42%
Short Duration High Income	.50%	.43%	.45%	.39%
New Jersey	.62%	.59%	.62%	.59%

*	If applicable.

All contractual fee waivers and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Board.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C and F shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees	Class A	Class C(1)	Class F(2)
Service	.15%	.25%	–
Distribution	.05%	.75%	.10%

(1)	The Rule 12b-1 fee each applicable Fund pays on Class C shares is a blended rate based on 1.00% of each Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% (.25% service, .55% distribution) of each Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of a Fund will bear Rule 12b-1 fees at the same rate.
(2)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.

Class F3 and I shares do not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended September 30, 2021:

	Distributor Commissions	Dealers’ Concesssions
Short Duration	$98,200	$580,359
Intermediate	341,571	2,063,791
National	491,640	2,900,461
High Income	316,158	1,844,538
Short Duration High Income	39,555	211,252
California	22,902	123,642
New Jersey	10,148	49,572
New York	21,323	122,760

Distributor received the following amount of CDSCs for the fiscal year September 30, 2021:

	Class A	Class C
Short Duration	$160,371	$11,287
Intermediate	129,048	22,287
National	91,968	19,428
High Income	104,500	32,340
Short Duration High Income	35,627	3,028
California	41,117	3,325
New Jersey	11,632	–
New York	40,894	2,810

One Director and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended September 30, 2021 and fiscal year ended September 30, 2020 was as follows:

	Short Duration		Intermediate
	Year Ended 9/30/2021	Year Ended 9/30/2020	Year Ended 9/30/2021	Year Ended 9/30/2020
Distributions paid from:
Tax-exempt income	$21,608,365	$25,592,789	$132,423,213	$124,428,393
Ordinary income	–	–	905,129	782,082
Total distributions paid	$21,608,365	$25,592,789	$133,328,342	$125,210,475

Notes to Financial Statements (continued)

	National		High Income
	Year Ended 9/30/2021	Year Ended 9/30/2020	Year Ended 9/30/2021	Year Ended 9/30/2020
Distributions paid from:
Tax-exempt income	$108,855,800	$96,367,176	$127,275,750	$114,110,892
Ordinary income	–	861,584	1,743,158	4,253,875
Total distributions paid	$108,855,800	$97,228,760	$129,018,908	$118,364,767
	Short Duration High Income		California
	Year Ended 9/30/2021	Year Ended 9/30/2020	Year Ended 9/30/2021	Year Ended 9/30/2020
Distributions paid from:
Tax-exempt income	$17,393,028	$12,843,896	$12,664,981	$12,285,702
Ordinary income	173,960	127,400	274,386	–
Total distributions paid	$17,566,988	$12,971,296	$12,939,367	$12,285,702
	New Jersey		New York
	Year Ended 9/30/2021	Year Ended 9/30/2020	Year Ended 9/30/2021	Year Ended 9/30/2020
Distributions paid from:
Tax-exempt income	$2,964,092	$3,154,166	$11,338,156	$10,947,282
Ordinary income	–	–	–	–
Total distributions paid	$2,964,092	$3,154,166	$11,338,156	$10,947,282

As of September 30, 2021, the components of accumulated gains on a tax-basis were as follows:

	Short Duration	Intermediate	National
Undistributed tax-exempt income – net	$1,065,902	$12,703,495	$7,376,389
Total undistributed earnings	1,065,902	12,703,495	7,376,389
Capital loss carryforwards*	(28,316,971)	(72,911,106)	(53,120,579)
Temporary differences	(302,842)	(706,611)	(547,311)
Unrealized gains – net	39,862,682	348,106,591	303,757,824
Total accumulated gains – net	$12,308,771	$287,192,369	$257,466,323

	High Income	Short Duration High Income	California
Undistributed tax-exempt income – net	$22,732,521	$965,459	$374,096
Total undistributed earnings	22,732,521	965,459	374,096
Capital loss carryforwards*	(162,882,318)	(21,395,125)	(2,061,843)
Temporary differences	(434,139)	(47,644)	(93,772)
Unrealized gains – net	289,271,214	37,294,658	37,335,255
Total accumulated gains – net	$148,687,278	$16,817,348	$35,553,736

	New Jersey	New York
Undistributed long-term capital gains – net	$–	$–
Total undistributed earnings	–	–
Capital loss carryforwards*	(18,798)	(4,397,879)
Temporary differences	(33,806)	(497,663)
Unrealized gains – net	8,011,490	34,006,802
Total accumulated gains – net	$7,958,886	$29,111,260

*	The capital losses will carry forward indefinitely.

Notes to Financial Statements (continued)

As of September 30, 2021, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain/(Loss)
Short Duration	$2,310,172,452	$42,799,333	$(2,936,651)	$39,862,682
Intermediate	6,234,521,034	361,780,008	(13,673,417)	348,106,591
National	4,208,708,530	320,399,382	(16,641,558)	303,757,824
High Income	4,458,374,557	344,350,976	(55,079,757)	289,271,219
Short Duration High Income	1,157,674,590	40,961,105	(3,666,447)	37,294,658
California	560,335,072	38,280,719	(945,464)	37,335,255
New Jersey	126,230,366	9,531,897	(1,520,407)	8,011,490
New York	501,183,653	34,750,644	(743,842)	34,006,802

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of accretion on market discount, tender option bond trusts, other financial instruments and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended September 30, 2021 were as follows:

	Purchases	Sales
Short Duration	$980,842,339	$465,724,878
Intermediate	1,709,672,232	784,858,398
National	1,399,105,636	751,965,726
High Income	1,890,176,068	599,212,163
Short Duration High Income	821,043,657	115,099,173
California	146,686,541	79,627,403
New Jersey	21,240,841	16,621,099
New York	107,828,638	66,774,521

There were no purchases or sales of U.S. Government securities for the fiscal year ended September 30, 2021.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Each Fund, except Short Duration, Intermediate and New Jersey entered into U.S. Treasury futures contracts during the fiscal year ended September 30, 2021 (as described in note 2(f)) to economically hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of September 30, 2021, the Funds had interest rate futures contracts with cumulative net unrealized appreciation/depreciation which are included in the Schedules of Investments. Only the current day’s variation margin is included in the Statements of Assets and Liabilities. The net realized gain (loss) on futures contracts and change in unrealized appreciation/depreciation on futures contracts are included in the Statements of Operations under the captions Net realized gain (loss) on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively.

Notes to Financial Statements (continued)

The following is a summary of U.S. Treasury futures contracts as of and during the fiscal year ended September 30, 2021:

	Net Unrealized Appreciation (Depreciation) as of September 30, 2021	Net Realized Gain (Loss	)	Net Change in Unrealized Appreciation (Depreciation	)	Average Number of Contracts*
National	$437,010	$349,934		$786,190		69
High Income	860,218	121,849		860,218		43
Short Duration High Income	697,915	8,256		737,120		256
California	56,282	60,815		104,445		9
New York	–	188,079			(54,252)	7

*	Calculated based on the number of contracts for the fiscal year ended September 30, 2021.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosure to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. These requirements include the disclosure of gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and to disclose such amounts subject to an enforceable master netting agreement or similar agreement, by a counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between a Fund and the applicable counterparty. As of September 30, 2021, the Funds did not have assets or liabilities subject to the FASB disclosure requirements.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and the one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statements of Operations and in Directors’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 4, 2021, the Funds and certain other Funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various

Notes to Financial Statements (continued)

lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Funds net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 5, 2021, the Participating Funds entered into a Syndicated Facility with various lenders for $1.275 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Funds net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended September 30, 2021, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Funds net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended September 30, 2021, the Funds did not utilize the Syndicated Facility or Bilateral Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended September 30, 2021, the following Fund participated as lender in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

	Average Amount Loaned	Average Interest Rate	Interest Income*
Short Duration	$13,347,000	0.55%	$201

*	Statements of Operations location: Interest earned from Interfund Lending.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Funds have established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Funds’ securities lending agreement, the market value of securities on loan is determined each day at the close of business and any

Notes to Financial Statements (continued)

additional collateral required to cover the value of securities on loan is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in securities lending net income on the Statements of Operations.

The initial collateral received by the funds are required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Funds will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Funds continue to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

For the fiscal year ended September 30, 2021, the Funds did not loan any securities.

14.	INVESTMENT RISKS

Each Fund’s performance and the fair value of its investments will vary in response to changes in interest rates and other market factors. As interest rates rise, a Fund’s investments typically will lose value. This risk is usually greater for long-term bonds and particularly for TOB Residuals. As a result, each Fund, to the extent it invests in long-term bonds and TOB Residuals, is subject to such greater market risk. During periods of falling interest rates, a Fund’s investments may gain value; however, because Short Duration and Short Duration High Income typically invest in shorter term bonds, those Funds are subject to the risk that they will underperform funds invested in longer-term bonds during such periods.

Additional risks that could reduce each Fund’s performance or increase volatility include call risk credit risk, defaulted bonds risk (High Income and Short Duration High Income only), derivatives risk, distressed debt risk (High Income and Short Duration High Income only), extension risk, governmental risk, industry risk, liquidity risk, market and portfolio management risks, market disruption and geopolitical risk state and territory risks, taxability risk and zero coupon, deferred interest, pay-in-kind, and capital appreciation bonds risk (all Funds except Short Duration, Intermediate, and Short Duration High Income). Credit risk varies among states based upon the economic and fiscal conditions of each state and the municipalities within the state.

There is the risk that an issuer of a municipal bond may fail to make timely payments of principal or interest to a Fund, a risk that is greater with municipal bonds rated below investment grade (sometimes called “lower rated bonds” or “junk bonds”). High Income and Short Duration High Income, and, to a lesser extent, other Funds invest a portion of its assets in such bonds. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to a Fund. Junk bonds are considered predominantly speculative by traditional investment standards. In addition, the market for lower rated municipal bonds generally is less liquid and more volatile than the market for higher rated bonds, subjecting them to greater price fluctuations which could result in losses.

Notes to Financial Statements (continued)

Each of High Income, Short Duration High Income, California, New Jersey and New York is non-diversified, which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. Thus, it may be exposed to greater risk.

Because each of California, New Jersey, and New York focuses on a particular state or territory, the Fund’s performance may be more affected by local, state and regional factors than a Fund that invests in municipal bonds issued in many states. These factors may include, for example, economic or political developments, erosion of the tax base and the possibility of credit problems. In addition, downturns or developments in the U.S. economy or in foreign economies or significant world events may harm the performance of any of the Funds (including Short Duration, Intermediate, National, High Income, and Short Duration High Income), and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or local economies.

Each Fund may invest in private activity bonds (sometimes called “AMT paper”). The credit quality of AMT paper usually is directly related to the credit standing of the private user of the facilities.

High Income, Short Duration High Income and, to a lesser extent, other Funds may invest in TOB Residuals. A TOB Residual, sometimes referred to as an inverse floater or a residual interest bond (“RIB”), is a type of derivative debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another specific fixed-rate security. Changes in the interest rate on the specific fixed-rate security inversely affect the residual interest paid on the TOB Residual, with the result that when interest rates rise, TOB Residuals’ interest payments are lowered and their value falls faster than securities similar to the specific fixed-rate security. When interest rates fall, not only do TOB Residuals generally provide interest payments that are higher than securities similar to the specific fixed-rate security, but their values generally also rise faster than such similar securities.

In addition, loss may result from a Fund’s investments in certain derivative transactions such as futures contracts, swap transactions, interest rate caps, TOB Residuals and similar transactions. These instruments may be leveraged so that small changes may produce disproportionate and substantial losses to a Fund. They also may increase a Fund’s interest rate risk.

Each Fund may purchase securities on a forward commitment or when-issued basis. Delivery and payment for such securities can take place a month or more after the transaction date. During this period such securities are subject to market fluctuations.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent the Funds from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in

Notes to Financial Statements (continued)

significant and unforeseen ways. The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in each Fund.

These factors, and others, can affect each Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

Short Duration	Year Ended September 30, 2021		Year Ended September 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	24,936,226	$396,321,652	28,124,503	$441,832,231
Converted from Class C	393,155	6,243,397	3,245,335	51,173,451
Reinvestment of distributions	452,550	7,187,577	518,283	8,151,675
Shares reacquired	(15,083,163)	(239,732,251)	(15,319,826)	(239,744,095)
Increase	10,698,768	$170,020,375	16,568,295	$261,413,262

Class C Shares
Shares sold	543,919	$8,630,562	1,482,541	$23,245,382
Reinvestment of distributions	5,721	90,784	27,971	439,805
Shares reacquired	(689,639)	(10,957,387)	(1,224,810)	(19,181,827)
Converted to Class A	(393,113)	(6,243,397)	(3,245,296)	(51,173,451)
Decrease	(533,112)	$(8,479,438)	(2,959,594)	$(46,670,091)

Class F Shares
Shares sold	33,885,440	$538,863,636	32,722,589	$514,639,658
Reinvestment of distributions	244,425	3,882,830	227,587	3,580,830
Shares reacquired	(24,827,086)	(394,430,924)	(32,339,073)	(507,533,060)
Increase	9,302,779	$148,315,542	611,103	$10,687,428

Class F3 Shares
Shares sold	9,536,653	$151,699,177	16,941,161	$266,709,397
Reinvestment of distributions	67,901	1,078,915	74,268	1,168,246
Shares reacquired	(4,284,349)	(68,104,919)	(4,408,554)	(69,058,681)
Increase	5,320,205	$84,673,173	12,606,875	$198,818,962

Class I Shares
Shares sold	8,742,874	$139,005,736	8,705,061	$136,405,843
Reinvestment of distributions	137,768	2,188,757	138,659	2,181,827
Shares reacquired	(7,089,780)	(112,752,367)	(4,505,487)	(70,532,592)
Increase	1,790,862	$28,442,126	4,338,233	$68,055,078

Notes to Financial Statements (continued)

Intermediate	Year Ended September 30, 2021		Year Ended September 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	60,779,236	$690,600,824	66,230,145	$736,261,782
Converted from Class C	2,328,418	26,340,870	15,411,917	171,902,488
Reinvestment of distributions	3,942,307	44,740,744	3,610,811	39,992,577
Shares reacquired	(34,176,959)	(387,796,511)	(36,355,147)	(397,098,770)
Increase	32,873,002	$373,885,927	48,897,726	$551,058,077

Class C Shares
Shares sold	3,987,237	$45,191,537	5,304,662	$58,908,230
Reinvestment of distributions	212,881	2,410,652	380,445	4,208,050
Shares reacquired	(4,416,705)	(50,058,332)	(5,856,743)	(64,355,751)
Converted to Class A	(2,331,418)	(26,340,870)	(15,436,518)	(171,902,488)
Decrease	(2,548,005)	$(28,797,013)	(15,608,154)	$(173,141,959)

Class F Shares
Shares sold	87,173,952	$990,776,155	83,641,214	$923,478,160
Reinvestment of distributions	2,981,908	33,826,459	2,943,365	32,594,605
Shares reacquired	(44,644,670)	(506,436,702)	(61,557,685)	(672,398,341)
Increase	45,511,190	$518,165,912	25,026,894	$283,674,424

Class F3 Shares
Shares sold	9,069,642	$103,305,640	5,286,459	$58,446,220
Reinvestment of distributions	245,552	2,790,387	157,104	1,739,297
Shares reacquired	(1,869,606)	(21,221,871)	(1,655,731)	(18,128,269)
Increase	7,445,588	$84,874,156	3,787,832	$42,057,248

Class I Shares
Shares sold	26,470,064	$301,072,527	42,701,659	$468,312,668
Reinvestment of distributions	1,622,943	18,411,400	1,446,460	16,025,479
Shares reacquired	(27,321,608)	(308,869,918)	(24,232,250)	(264,205,638)
Increase	771,399	$10,614,009	19,915,869	$220,132,509

National	Year Ended September 30, 2021		Year Ended September 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	55,083,394	$665,347,445	66,168,336	$775,391,858
Converted from Class C	824,417	9,899,842	4,680,156	54,976,661
Reinvestment of distributions	5,352,614	64,509,482	4,992,030	58,236,896
Shares reacquired	(32,854,240)	(395,732,546)	(32,145,311)	(369,662,994)
Increase	28,406,185	$344,024,223	43,695,211	$518,942,421

Class C Shares
Shares sold	2,539,815	$30,688,120	5,178,755	$60,755,710
Reinvestment of distributions	193,926	2,337,452	256,975	2,999,366
Shares reacquired	(2,533,535)	(30,541,340)	(2,897,519)	(33,529,392)
Converted to Class A	(823,563)	(9,899,842)	(4,675,821)	(54,976,661)
Decrease	(623,357)	$(7,415,610)	(2,137,610)	$(24,750,977)

Notes to Financial Statements (continued)

National	Year Ended September 30, 2021		Year Ended September 30, 2020
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	29,749,984	$358,116,624	50,293,945	$583,021,657
Reinvestment of distributions	1,575,075	18,967,282	1,324,659	15,436,790
Shares reacquired	(24,213,568)	(290,297,356)	(27,466,403)	(315,916,166)
Increase	7,111,491	$86,786,550	24,152,201	$282,542,281

Class F3 Shares
Shares sold	13,889,524	$167,990,257	9,594,670	$111,689,482
Reinvestment of distributions	471,502	5,689,701	274,536	3,196,371
Shares reacquired	(2,455,465)	(29,556,448)	(2,910,885)	(33,247,773)
Increase	11,905,561	$144,123,510	6,958,321	$81,638,080

Class I Shares
Shares sold	7,455,057	$89,737,237	8,628,314	$100,524,545
Reinvestment of distributions	422,322	5,088,752	328,513	3,832,671
Shares reacquired	(3,803,447)	(45,735,153)	(5,063,358)	(57,470,821)
Increase	4,073,932	$49,090,836	3,893,469	$46,886,395

High Income	Year Ended September 30, 2021		Year Ended September 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	58,498,493	$749,411,983	50,661,286	$623,362,828
Converted from Class C	1,219,491	15,426,346	7,682,007	93,990,248
Reinvestment of distributions	4,789,020	61,145,784	4,789,154	58,365,902
Shares reacquired	(29,610,755)	(378,036,115)	(50,224,059)	(599,128,198)
Increase	34,896,249	$447,947,998	12,908,388	$176,590,780

Class C Shares
Shares sold	5,501,509	$70,600,626	6,560,523	$81,355,465
Reinvestment of distributions	466,639	5,951,615	654,313	7,973,613
Shares reacquired	(3,971,931)	(50,612,884)	(7,098,471)	(84,575,619)
Converted to Class A	(1,219,015)	(15,426,346)	(7,678,371)	(93,990,248)
Increase (decrease)	777,202	$10,513,011	(7,562,006)	$(89,236,789)

Class F Shares
Shares sold	66,062,171	$846,869,019	44,865,047	$547,324,175
Reinvestment of distributions	2,278,055	29,172,269	1,955,413	23,903,096
Shares reacquired	(27,016,770)	(346,290,731)	(46,910,749)	(559,469,526)
Increase (decrease)	41,323,456	$529,750,557	(90,289)	$11,757,745

Class F3 Shares
Shares sold	5,473,977	$70,251,463	3,324,591	$40,237,874
Reinvestment of distributions	216,648	2,769,201	142,169	1,722,730
Shares reacquired	(1,108,436)	(14,088,025)	(1,438,722)	(16,978,662)
Increase	4,582,189	$58,932,639	2,028,038	$24,981,942

Class I Shares
Shares sold	20,227,026	$258,490,042	17,643,794	$214,672,088
Reinvestment of distributions	1,047,926	13,377,846	847,513	10,323,541
Shares reacquired	(8,299,148)	(106,046,124)	(16,075,210)	(190,847,823)
Increase	12,975,804	$165,821,764	2,416,097	$34,147,806

Notes to Financial Statements (continued)

Short Duration High Income	Year Ended September 30, 2021		Year Ended September 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	18,422,428	$290,542,287	6,906,305	$107,668,955
Converted from Class C	12,374	196,133	79,109	1,214,059
Reinvestment of distributions	378,399	5,968,717	329,143	5,026,206
Shares reacquired	(4,643,894)	(73,041,143)	(6,976,755)	(104,403,843)
Increase	14,169,307	$223,665,994	337,802	$9,505,377

Class C Shares
Shares sold	1,063,889	$16,792,924	329,806	$5,079,091
Reinvestment of distributions	16,943	266,755	17,473	266,523
Shares reacquired	(244,768)	(3,841,225)	(215,303)	(3,282,328)
Converted to Class A	(12,374)	(196,133)	(79,078)	(1,214,059)
Increase	823,690	$13,022,321	52,898	$849,227

Class F Shares
Shares sold	29,353,173	$462,469,733	9,897,347	$152,209,344
Reinvestment of distributions	459,018	7,244,408	318,466	4,863,788
Shares reacquired	(9,869,844)	(156,025,802)	(8,951,391)	(134,914,866)
Increase	19,942,347	$313,688,339	1,264,422	$22,158,266

Class F3 Shares
Shares sold	1,540,117	$24,317,144	287,702	$4,366,827
Reinvestment of distributions	27,054	427,618	14,526	221,546
Shares reacquired	(169,474)	(2,660,961)	(158,908)	(2,394,810)
Increase	1,397,697	$22,083,801	143,320	$2,193,563

Class I Shares
Shares sold	10,660,807	$168,302,075	4,930,701	$74,782,936
Reinvestment of distributions	222,022	3,503,151	157,080	2,394,348
Shares reacquired	(1,594,535)	(25,161,160)	(3,124,289)	(45,925,144)
Increase	9,288,294	$146,644,066	1,963,492	$31,252,140

California	Year Ended September 30, 2021		Year Ended September 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	7,977,591	$92,837,242	8,641,553	$98,463,498
Converted from Class C	216,382	2,523,019	796,528	9,107,706
Reinvestment of distributions	643,967	7,497,462	630,098	7,147,229
Shares reacquired	(6,043,201)	(70,282,805)	(5,369,072)	(59,723,265)
Increase	2,794,739	$32,574,918	4,699,107	$54,995,168

Class C Shares
Shares sold	592,388	$6,920,254	1,318,624	$15,085,769
Reinvestment of distributions	43,056	501,097	62,388	707,952
Shares reacquired	(805,367)	(9,375,307)	(1,096,172)	(12,212,699)
Converted to Class A	(216,356)	(2,523,019)	(796,017)	(9,107,706)
Decrease	(386,279)	$(4,476,975)	(511,177)	$(5,526,684)

Notes to Financial Statements (continued)

California	Year Ended September 30, 2021		Year Ended September 30, 2020
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	5,320,245	$62,112,967	6,763,044	$75,986,360
Reinvestment of distributions	174,205	2,028,426	147,261	1,670,240
Shares reacquired	(4,146,768)	(48,213,918)	(3,510,685)	(38,710,573)
Increase	1,347,682	$15,927,475	3,399,620	$38,946,027

Class F3 Shares
Shares sold	747,976	$8,754,760	832,658	$9,477,954
Reinvestment of distributions	33,680	392,231	28,364	321,617
Shares reacquired	(160,513)	(1,863,187)	(439,513)	(4,986,067)
Increase	621,143	$7,283,804	421,509	$4,813,504

Class I Shares
Shares sold	1,167,930	$13,601,412	1,436,324	$16,353,628
Reinvestment of distributions	72,839	847,551	70,817	803,370
Shares reacquired	(580,098)	(6,743,440)	(1,407,924)	(15,664,604)
Increase	660,671	$7,705,523	99,217	$1,492,394

New Jersey	Year Ended September 30, 2021		Year Ended September 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,482,862	$13,204,791	4,941,525	$25,725,804
Reinvestment of distributions	345,191	1,837,040	399,594	2,060,052
Shares reacquired	(3,765,649)	(19,979,057)	(4,819,922)	(24,775,479)
Increase (decrease)	(937,596)	$(4,937,226)	521,197	$3,010,377

Class F Shares
Shares sold	1,496,816	$7,983,605	1,618,864	$8,310,301
Reinvestment of distributions	92,176	490,872	91,639	472,340
Shares reacquired	(949,665)	(5,040,884)	(1,103,208)	(5,560,169)
Increase	639,327	$3,433,593	607,295	$3,222,472

Class F3 Shares
Shares sold	105,663	$563,023	77,492	$402,721
Reinvestment of distributions	3,920	20,914	2,984	15,396
Shares reacquired	(14,219)	(75,044)	(63,085)	(327,339)
Increase	95,364	$508,893	17,391	$90,778

Class I Shares
Shares sold	722,403	$3,862,076	325,331	$1,668,270
Reinvestment of distributions	24,829	132,539	11,870	61,286
Shares reacquired	(179,385)	(960,589)	(111,445)	(558,834)
Increase	567,847	$3,034,026	225,756	$1,170,722

New York	Year Ended September 30, 2021		Year Ended September 30, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	6,282,361	$75,621,431	8,931,558	$105,026,247
Converted from Class C	184,935	2,218,013	908,288	10,639,080
Reinvestment of distributions	595,888	7,169,771	617,543	7,191,720
Shares reacquired	(5,443,885)	(65,606,016)	(8,002,326)	(91,696,771)
Increase	1,619,299	$19,403,199	2,455,063	$31,160,276

Notes to Financial Statements (concluded)

New York	Year Ended September 30, 2021		Year Ended September 30, 2020
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	494,156	$5,948,405	937,829	$10,986,746
Reinvestment of distributions	39,361	472,629	48,557	564,921
Shares reacquired	(609,199)	(7,315,938)	(935,857)	(10,801,349)
Converted to Class A	(185,218)	(2,218,013)	(909,794)	(10,639,080)
Decrease	(260,900)	$(3,112,917)	(859,265)	$(9,888,762)

Class F Shares
Shares sold	2,322,105	$28,027,809	2,235,579	$26,116,232
Reinvestment of distributions	80,901	975,139	64,970	757,557
Shares reacquired	(1,926,125)	(23,196,959)	(1,556,749)	(18,016,585)
Increase	476,881	$5,805,989	743,800	$8,857,204

Class F3 Shares
Shares sold	71,651	$868,449	64,822	$753,142
Reinvestment of distributions	3,080	37,115	3,120	36,377
Shares reacquired	(20,294)	(242,014)	(55,503)	(638,523)
Increase	54,437	$663,550	12,439	$150,996

Class I Shares
Shares sold	1,330,915	$16,116,048	1,715,528	$19,980,708
Reinvestment of distributions	57,246	690,371	32,464	378,517
Shares reacquired	(333,199)	(3,995,465)	(284,101)	(3,235,211)
Increase	1,054,962	$12,810,954	1,463,891	$17,124,014

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Municipal Income Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lord Abbett Municipal Income Fund, Inc. (the “Company”) comprising the Lord Abbett Short Duration Tax Free Fund, Lord Abbett Intermediate Tax Free Fund, Lord Abbett National Tax-Free Income Fund, Lord Abbett High Income Municipal Bond Fund (formerly Lord Abbett High Yield Municipal Bond Fund), Lord Abbett Short Duration High Income Municipal Bond Fund (formerly Lord Abbett Short Duration High Yield Municipal Bond Fund), Lord Abbett California Tax-Free Income Fund, Lord Abbett New Jersey Tax-Free Income Fund, and Lord Abbett New York Tax-Free Income Fund, including the schedules of investments as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Lord Abbett Municipal Income Fund, Inc. as of September 30, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
November 23, 2021

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 62 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004 – 2015).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006 – Present). Previously served as director of Xerox Corporation (2008 – 2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003 – 2017); President of Wells Fargo Funds (2003 – 2016). Other Directorships: None

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs.

Other Directorships: Currently serves as director of Assured Guaranty (2021 – Present).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine – School of Law (2017 – 2021) and formerly Professor of Law at University of California, Irvine (2014 – 2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: None. Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990 – 2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Basic Information About Management (continued)

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 62 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005 – 2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005 – 2018).

Vito A. Fronda (1969)	Vice President and Assistant Treasurer	Elected as Vice President and Assistant Treasurer in 2021	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014 – 2021) and Calvert Research & Management (CRM) (2016 – 2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016 in 2015.	Counsel, joined Lord Abbett

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018 in 2016.	Counsel, joined Lord Abbett

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted a Liquidity Risk Management Program and Policy (“Program”). The Program is designed to assess, manage and periodically review each Fund’s liquidity risk. Liquidity risk is defined under Rule 22e-4 as the risk that each Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has appointed Lord Abbett as the administrator for the Fund’s Program. At the June 2-3, 2021 meeting, Lord Abbett provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation for the period March 1, 2020 through March 1, 2021. Lord Abbett reported that the Program operated effectively during the period. In particular, Lord Abbett reported that: each Fund did not breach its 15% limit on illiquid investments at any point during the period and all regulatory reporting related to Rule 22e-4 was completed on time and without issue during the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in each Fund may be subject.

Householding

The Company has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

The percentages below reflect the portion of ordinary income distributions paid during the fiscal year ended September 30, 2021 that is tax-exempt dividend income.

Short Duration	100%
Intermediate	99%
National	100%
High Income	99%
Short Duration High Income	99%
California	98%
New Jersey	100%
New York	100%

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Short Duration Tax Free Fund

Lord Abbett Intermediate Tax Free Fund

Lord Abbett National Tax-Free Income Fund

Lord Abbett High Income Municipal Bond Fund

Lord Abbett Short Duration High Income Municipal Bond Fund

Lord Abbett California Tax-Free Income Fund

Lord Abbett New Jersey Tax-Free Income Fund

Lord Abbett New York Tax-Free Income Fund

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	LATFI-2 (11/21)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended September 30, 2021 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended September 30, 2021 and 2020 by the Registrant's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte") were as follows:

	Fiscal year ended:
	2021	2020
Audit Fees {a}	$320,000	$332,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	$320,000	$332,000

Tax Fees {b}	$33,844	$33,257
All Other Fees	- 0 -	- 0 -

Total Fees	$353,844	$365,257

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended September 30, 2021 and 2020 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended September 30, 2021 and 2020 were:

	Fiscal year ended:
	2021	2020
All Other Fees {a}	$220,000	$214,142

________

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended September 30, 2021 and 2020 were:

	Fiscal year ended:
	2021	2020
All Other Fees	$ - 0 -	$ - 0-

________

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT MUNICIPAL INCOME FUND, INC.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: November 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: November 23, 2021

By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: November 23, 2021